                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4805

                             Van Kampen Equity Trust
               (Exact name of registrant as specified in charter)

                   522 Fifth Avenue, New York, New York 10036
               (Address of principal executive offices) (Zip code)

                                 Ronald Robison
                   522 Fifth Avenue, New York, New York 10036
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: 3/31

Date of reporting period: 9/30/07

Item 1. Report to Shareholders

The Fund's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Utility Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of September 30, 2007.

       THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A CLASS A, B, AND C SHARE PROSPECTUS FOR THE FUND BEING OFFERED. THE PROSPECTUS CONTAINS INFORMATION ABOUT THE FUND, INCLUDING THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. TO OBTAIN AN ADDITIONAL PROSPECTUS, CONTACT YOUR FINANCIAL ADVISOR OR DOWNLOAD ONE AT VANKAMPEN.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND, THEREFORE, THE VALUE OF THE FUND SHARES MAY BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS FUND.

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 9/30/07

                               A SHARES                B SHARES                C SHARES
                            since 07/28/93          since 07/28/93          since 08/13/93
---------------------------------------------------------------------------------------------
                                       W/MAX                   W/MAX                   W/MAX
                                       5.75%                   4.00%                   1.00%
AVERAGE ANNUAL           W/O SALES     SALES     W/O SALES     SALES     W/O SALES     SALES
TOTAL RETURNS             CHARGES     CHARGES     CHARGES     CHARGES     CHARGES     CHARGES

Since Inception            9.69%       9.24%       9.22%       9.22%       9.04%       9.04%

10-year                    9.91        9.26        9.24        9.24        9.08        9.08

5-year                    18.73       17.33       17.83       17.68       17.83       17.83

1-year                    22.67       15.64       21.67       17.67       21.73       20.73

6-months                   2.86       -3.07        2.40       -1.60        2.44        1.44
---------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, INCLUDING MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in year one and declining to zero after year six), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect their conversion into Class A shares eight years after purchase. The since inception returns for Class C shares reflect the conversion of Class C shares into Class A shares ten years after purchase. Figures shown above assume reinvestment of all dividends and capital gains.

The S&P 500 500(R) Utilities Index is a broad-based index, generally representative of the U.S. market for utility stocks. The S&P 500(R) Index is generally representative of the U.S. stock market. The indexes are unmanaged and do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Fund Report

FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2007

MARKET CONDITIONS

For the six-month period ended September 30, 2007, the utility sector (as measured by the S&P 500(R) Utilities Index) lagged the broad market (as measured by S&P 500(R) Index). Utilities securities performed well during the early part of the reporting period, buoyed by continued strong growth in fundamentals and earnings. However, by July investors' concerns rapidly escalated due to the subprime mortgage market crisis and the subsequent failure of several mortgage-related securities hedge funds. As a result, the broader markets experienced significant volatility as investors' took a "flight to quality" and sought safety in more defensive areas of the market. While utilities have historically been considered defensive in nature, the sector did not benefit as much as other defensive areas during the third quarter's rotation. The strong year-to-date performance of these companies contributed to the perception that many of these stocks were overvalued, which propelled investors to take profits and redeploy the proceeds in areas they believed held better value. Furthermore, as prices rose among utility stocks over the period, dividend yields decreased, which further dampened the appeal of utilities stocks among those investors seeking yield. Although investor interest in the utility sector had somewhat waned relative to the broad market--particularly as the broad market rebounded strongly following the Federal Open Market Committee's reduction in the federal funds target rate on September 18--the utility sector still ended the period with a positive absolute return.

On a sub-sector basis, the telecommunication services segment performed strongly during this period due to the solid growth and earnings prospects of many firms within this segment, particularly wireless companies with exposure to international and emerging markets. Additionally, merger and acquisition activity in the period amongst some of the smaller players within the sector fueled positive performance. On the other hand, the above mentioned overvaluation of the electric and gas utilities, the lack of attractive dividend yield relative to other competing investments and the concern that a weakening economy could dampen demand for electric and gas power had a negative impact on the performance of these stocks.

PERFORMANCE ANALYSIS

All share classes of Van Kampen Utility Fund outperformed the S&P 500(R) Utilities Index and underperformed the S&P 500(R) Index for the six months ended September 30, 2007, assuming no deduction of applicable sales charges.

TOTAL RETURNS FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2007

--------------------------------------------------------------------
                                                        S&P
                                      S&P 500(R)       500(R)
      CLASS A   CLASS B   CLASS C   UTILITIES INDEX    INDEX

       2.86%     2.40%     2.44%         1.56%         8.44%
--------------------------------------------------------------------

The performance for the three share classes varies because each has different expenses. The Fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

The Fund's outperformance during the period versus the S&P 500 Utilities Index was primarily due to the Fund's exposure to telecommunication services companies, a segment that is not represented within the S&P 500 Utilities Index. In particular, the Fund's investment in global telecom companies with significant wireless subscribers in the Canadian and Latin American market added significantly to relative returns. Additionally, stock selection in companies that own, operate and lease towers for wireless communications also benefited performance, as did the Fund's holding of select utilities companies that supply electrical power at market (i.e., unregulated) prices.

Although many segments helped to enhance the Fund's relative returns, still there were a few detractors to performance. Specifically, investment in two utility stocks plagued by internal management issues hurt returns. Furthermore, the Fund's large exposure to electric utilities, a segment which underperformed over the reporting period, diminished relative returns. Finally, while the Fund held investments in telecom companies that are benefiting from positive wireless trends in emerging markets, the weighting of such stocks was less than that of the peer group and had the weighting been larger, it could have added significantly more to returns.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

TOP TEN HOLDINGS AS OF 9/30/07
Exelon Corp.                                                      4.2%
Dominion Resources, Inc.                                          3.4
AT&T, Inc.                                                        3.3
FPL Group, Inc.                                                   3.2
TXU Corp.                                                         3.2
NRG Energy, Inc.                                                  3.2
Southern Co.                                                      3.2
PPL Corp.                                                         3.2
American Electric Power Co., Inc.                                 3.1
Public Service Enterprise Group, Inc.                             3.1

SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF 9/30/07
Electric Utilities                                               33.0%
Multi-Utilities                                                  24.2
Independent Power Producers & Energy Traders                     14.0
Integrated Telecommunication Services                             9.7
Gas Utilities                                                     5.7
Wireless Telecommunication Services                               5.5
Oil & Gas Storage & Transportation                                3.4
                                                                -----
Total Common Stocks                                              95.5
Investment Companies                                              2.1
                                                                -----
Total Long-Term Investments                                      97.6
Total Repurchase Agreements                                       2.4
                                                                -----
Total Investments                                               100.0
Liabilities in Excess of Other Assets                            0.0*
                                                                -----
Net Assets                                                      100.0%



*   Amount is less than 0.1%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

HOUSEHOLDING NOTICE

       To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/07 - 9/30/07.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

                                                  BEGINNING         ENDING        EXPENSES PAID
                                                ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*
                                                ------------------------------------------------
                                                   4/1/07           9/30/07       4/1/07-9/30/07
Class A
  Actual......................................    $1,000.00        $1,028.61          $6.14
  Hypothetical................................     1,000.00         1,018.95           6.11
  (5% annual return before expenses)
Class B
  Actual......................................     1,000.00         1,023.99           9.97
  Hypothetical................................     1,000.00         1,015.15           9.92
  (5% annual return before expenses)
Class C
  Actual......................................     1,000.00         1,024.43           9.92
  Hypothetical................................     1,000.00         1,015.20           9.87
  (5% annual return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.21%, 1.97%, and 1.96% for Class A, B, and C Shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 17, 2007 and May 30, 2007, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees also reviewed the benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

VAN KAMPEN UTILITY FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 (UNAUDITED)

DESCRIPTION                                                   SHARES       VALUE
------------------------------------------------------------------------------------
COMMON STOCKS  95.5%
ELECTRIC UTILITIES  33.0%
Allegheny Energy, Inc. (a)..................................  104,000   $  5,435,040
American Electric Power Co., Inc. ..........................  155,455      7,163,366
DPL, Inc. ..................................................   67,000      1,759,420
Duke Energy Corp. ..........................................  290,200      5,423,838
Edison International, Inc. .................................  125,000      6,931,250
Entergy Corp. ..............................................   64,000      6,930,560
Exelon Corp. ...............................................  127,000      9,570,720
FirstEnergy Corp. ..........................................  108,872      6,895,953
FPL Group, Inc. ............................................  122,116      7,434,422
Pinnacle West Capital Corp. ................................   41,000      1,619,910
PPL Corp. ..................................................  156,842      7,261,785
Reliant Energy, Inc. (a)....................................   85,000      2,176,000
Southern Co. ...............................................  200,600      7,277,768
                                                                        ------------
                                                                          75,880,032
                                                                        ------------
GAS UTILITIES  5.7%
AGL Resources, Inc. ........................................   99,000      3,922,380
Equitable Resources, Inc. ..................................   60,000      3,112,200
New Jersey Resources Corp. .................................   40,000      1,983,600
Nicor, Inc. ................................................   23,000        986,700
Questar Corp. ..............................................   60,000      3,151,800
                                                                        ------------
                                                                          13,156,680
                                                                        ------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS  14.0%
AES Corp. (a)...............................................  278,000      5,571,120
Constellation Energy Group, Inc. ...........................   72,700      6,236,933
Dynegy, Inc., Class A (a)...................................  235,000      2,171,400
Mirant Corp. (a)............................................   85,000      3,457,800
NRG Energy, Inc. (a)........................................  173,000      7,316,170
TXU Corp. ..................................................  108,000      7,394,760
                                                                        ------------
                                                                          32,148,183
                                                                        ------------
INTEGRATED TELECOMMUNICATION SERVICES  9.7%
AT&T, Inc. .................................................  181,710      7,688,150
Citizens Communications Co. ................................   85,000      1,217,200
Iowa Telecommunications Services, Inc. .....................   70,000      1,389,500
Telefonica, SA--ADR (Spain).................................   32,000      2,680,960
Telefonos de Mexico, SA de CV--ADR (Mexico).................   89,000      2,925,430
Verizon Communications, Inc. ...............................  116,000      5,136,480
Windstream Corp. ...........................................   90,549      1,278,552
                                                                        ------------
                                                                          22,316,272
                                                                        ------------
MULTI-UTILITIES  24.2%
Ameren Corp. ...............................................   75,000      3,937,500
CenterPoint Energy, Inc. ...................................   80,000      1,282,400
CMS Energy Corp. ...........................................  110,000      1,850,200
Consolidated Edison, Inc. ..................................   78,600      3,639,180
Dominion Resources, Inc. ...................................   92,000      7,755,600
DTE Energy Co. .............................................   70,000      3,390,800
MDU Resources Group, Inc. ..................................  121,500      3,382,560

See Notes to Financial Statements                                             11

VAN KAMPEN UTILITY FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

DESCRIPTION                                                   SHARES       VALUE
------------------------------------------------------------------------------------
MULTI-UTILITIES (CONTINUED)
NiSource, Inc. .............................................   55,000   $  1,052,700
NSTAR.......................................................   61,200      2,130,372
PG&E Corp. .................................................  142,000      6,787,600
Public Service Enterprise Group, Inc. ......................   81,000      7,127,190
SCANA Corp. ................................................   80,000      3,099,200
Sempra Energy...............................................  108,000      6,276,960
Wisconsin Energy Corp. .....................................   84,000      3,782,520
                                                                        ------------
                                                                          55,494,782
                                                                        ------------
OIL & GAS STORAGE & TRANSPORTATION  3.4%
Spectra Energy Corp. .......................................  114,600      2,805,408
Williams Cos., Inc. ........................................  148,500      5,057,910
                                                                        ------------
                                                                           7,863,318
                                                                        ------------
WIRELESS TELECOMMUNICATION SERVICES  5.5%
ALLTEL Corp. ...............................................   42,300      2,947,464
America Movil, SA de CV, Ser L--ADR (Mexico)................   30,000      1,920,000
Crown Castle International Corp. (a)........................   69,000      2,803,470
Rogers Communications, Inc., Class B (Canada)...............   70,000      3,187,100
Vodafone Group PLC--ADR (United Kingdom)....................   50,000      1,815,000
                                                                        ------------
                                                                          12,673,034
                                                                        ------------

TOTAL COMMON STOCKS  95.5%...........................................    219,532,301
                                                                        ------------

INVESTMENT COMPANIES  2.1%
Telecom HOLDRS Trust........................................   56,100      2,322,540
iShares S&P Global Telecommunications Sector Index Fund.....   31,100      2,413,049
                                                                        ------------

TOTAL INVESTMENT COMPANIES...........................................      4,735,589
                                                                        ------------

TOTAL LONG-TERM INVESTMENTS  97.6%
  (Cost $156,865,273)................................................    224,267,890
                                                                        ------------
REPURCHASE AGREEMENTS  2.4%
Banc of America Securities ($1,835,881 par collateralized by U.S.
  Government obligations in a pooled cash account, interest rate of
  5.10%, dated 09/28/07, to be sold on 10/01/07 at $1,836,661).......      1,835,881
Citigroup Global Markets, Inc. ($1,631,894 par collateralized by U.S.
  Government obligations in a pooled cash account, interest rate of
  4.90%, dated 09/28/07, to be sold on 10/01/07 at $1,632,561).......      1,631,894
State Street Bank & Trust Co. ($2,117,225 par collateralized by U.S.
  Government obligations in a pooled cash account, interest rate of
  4.55%, dated 09/28/07, to be sold on 10/01/07 at $2,118,027).......      2,117,225
                                                                        ------------

 12                                            See Notes to Financial Statements

VAN KAMPEN UTILITY FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

DESCRIPTION                                                                VALUE
------------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS  2.4%
  (Cost $5,585,000)..................................................   $  5,585,000
                                                                        ------------

TOTAL INVESTMENTS  100.0%
  (Cost $162,450,273)................................................    229,852,890
LIABILITIES IN EXCESS OF OTHER ASSETS  0.0%..........................       (129,209)
                                                                        ------------

NET ASSETS  100.0%...................................................   $229,723,681
                                                                        ============

Percentages are calculated as a percentage of net assets.

(a) Non-income producing security as this stock currently does not declare income dividends.

ADR--American Depositary Receipt

See Notes to Financial Statements                                             13

VAN KAMPEN UTILITY FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
September 30, 2007 (Unaudited)

ASSETS:
Total Investments (Cost $162,450,273).......................  $229,852,890
Cash........................................................           280
Receivables:
  Dividends.................................................       446,979
  Fund Shares Sold..........................................       339,372
  Interest..................................................         2,249
Other.......................................................       184,271
                                                              ------------
    Total Assets............................................   230,826,041
                                                              ------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................       441,215
  Distributor and Affiliates................................       155,130
  Investment Advisory Fee...................................       121,340
Trustees' Deferred Compensation and Retirement Plans........       256,054
Accrued Expenses............................................       128,621
                                                              ------------
    Total Liabilities.......................................     1,102,360
                                                              ------------
NET ASSETS..................................................  $229,723,681
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $173,287,192
Net Unrealized Appreciation.................................    67,402,970
Accumulated Undistributed Net Investment Income.............       (27,526)
Accumulated Net Realized Loss...............................   (10,938,955)
                                                              ------------
NET ASSETS..................................................  $229,723,681
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $167,608,269 and 6,881,735 shares of
    beneficial interest issued and outstanding).............  $      24.36
    Maximum sales charge (5.75%* of offering price).........          1.49
                                                              ------------
    Maximum offering price to public........................  $      25.85
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $44,944,489 and 1,853,798 shares of
    beneficial interest issued and outstanding).............  $      24.24
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $17,170,923 and 708,362 shares of
    beneficial interest issued and outstanding).............  $      24.24
                                                              ============

*   On sales of $50,000 or more, the sales charge will be reduced.

 14                                            See Notes to Financial Statements

VAN KAMPEN UTILITY FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended September 30, 2007 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $9,309)......  $ 3,102,423
Interest....................................................      197,164
                                                              -----------
  Total Income..............................................    3,299,587
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      765,367
Distribution (12b-1) and Service Fees
  Class A...................................................      211,850
  Class B...................................................      238,029
  Class C...................................................       92,057
Transfer Agent Fees.........................................      194,853
Registration Fees...........................................       40,765
Professional Fees...........................................       35,149
Accounting and Administrative Expenses......................       31,151
Reports to Shareholders.....................................       27,558
Custody.....................................................       10,455
Trustees' Fees and Related Expenses.........................        9,859
Other.......................................................       17,328
                                                              -----------
    Total Expenses..........................................    1,674,421
    Less Credits Earned on Cash Balances....................        3,769
                                                              -----------
    Net Expenses............................................    1,670,652
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 1,628,935
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ 5,828,520
  Foreign Currency Transactions.............................           21
                                                              -----------
Net Realized Gain...........................................    5,828,541
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   69,343,199
                                                              -----------
  End of the Period:
    Investments.............................................   67,402,617
    Foreign Currency Translation............................          353
                                                              -----------
                                                               67,402,970
                                                              -----------
Net Unrealized Depreciation During the Period...............   (1,940,229)
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 3,888,312
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 5,517,247
                                                              ===========

See Notes to Financial Statements                                             15

VAN KAMPEN UTILITY FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                             FOR THE             FOR THE
                                                         SIX MONTHS ENDED       YEAR ENDED
                                                        SEPTEMBER 30, 2007    MARCH 31, 2007
                                                        ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................................     $  1,628,935        $  2,538,472
Net Realized Gain.....................................        5,828,541          20,596,778
Net Unrealized Appreciation/Depreciation During the
  Period..............................................       (1,940,229)         28,645,820
                                                           ------------        ------------
Change in Net Assets from Operations..................        5,517,247          51,781,070
                                                           ------------        ------------

Distributions from Net Investment Income:
  Class A Shares......................................       (1,255,423)         (3,347,702)
  Class B Shares......................................         (171,282)           (813,573)
  Class C Shares......................................          (67,093)           (285,518)
                                                           ------------        ------------
Total Distributions...................................       (1,493,798)         (4,446,793)
                                                           ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...        4,023,449          47,334,277
                                                           ------------        ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.............................       38,897,823          30,229,501
Net Asset Value of Shares Issued Through Dividend
  Reinvestment........................................        1,343,862           3,922,286
Cost of Shares Repurchased............................      (38,807,622)        (46,535,737)
                                                           ------------        ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS....        1,434,063         (12,383,950)
                                                           ------------        ------------
TOTAL INCREASE IN NET ASSETS..........................        5,457,512          34,950,327
NET ASSETS:
Beginning of the Period...............................      224,266,169         189,315,842
                                                           ------------        ------------
End of the Period (Including accumulated undistributed
  net investment income of $(27,526) and
  $(162,663), respectively)...........................     $229,723,681        $224,266,169
                                                           ============        ============

 16                                            See Notes to Financial Statements

VAN KAMPEN UTILITY FUND

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                SIX MONTHS
                                   ENDED                     YEAR ENDED MARCH 31,
CLASS A SHARES                 SEPTEMBER 30,    -----------------------------------------------
                                   2007          2007      2006      2005      2004      2003
                               ----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD..................    $23.86        $18.90    $17.15    $15.04    $12.12    $ 16.17
                                  ------        ------    ------    ------    ------    -------
  Net Investment Income (a)...       .19           .31       .33       .45       .48        .45
  Net Realized and Unrealized
    Gain/Loss.................       .49          5.15      1.94      2.27      2.89      (4.14)
                                  ------        ------    ------    ------    ------    -------
Total from Investment
  Operations..................       .68          5.46      2.27      2.72      3.37      (3.69)
Less Distributions from Net
  Investment Income...........       .18           .50       .52       .61       .45        .36
                                  ------        ------    ------    ------    ------    -------
NET ASSET VALUE, END OF THE
  PERIOD......................    $24.36        $23.86    $18.90    $17.15    $15.04    $ 12.12
                                  ======        ======    ======    ======    ======    =======

Total Return (b)..............     2.86%*       29.30%    13.24%    18.45%    28.10%    -22.90%
Net Assets at End of the
  Period (In millions)........    $167.6        $159.7    $130.2    $109.5    $ 98.7    $  88.1
Ratio of Expenses to Average
  Net Assets..................     1.21%         1.27%     1.30%     1.31%     1.33%      1.33%
Ratio of Net Investment Income
  to Average Net Assets.......     1.60%         1.50%     1.74%     2.89%     3.44%      3.40%
Portfolio Turnover............       11%*          30%       46%       27%       27%        29%
*  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements                                             17

VAN KAMPEN UTILITY FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                SIX MONTHS
                                   ENDED                     YEAR ENDED MARCH 31,
CLASS B SHARES                 SEPTEMBER 30,    -----------------------------------------------
                                   2007          2007      2006      2005      2004      2003
                               ----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD..................    $23.76        $18.85    $17.13    $15.03    $12.12    $ 16.10
                                  ------        ------    ------    ------    ------    -------
  Net Investment Income (a)...       .10           .15       .18       .33       .37        .35
  Net Realized and Unrealized
    Gain/Loss.................       .47          5.14      1.94      2.26      2.88      (4.11)
                                  ------        ------    ------    ------    ------    -------
Total from Investment
  Operations..................       .57          5.29      2.12      2.59      3.25      (3.76)
Less Distributions from Net
  Investment Income...........       .09           .38       .40       .49       .34        .22
                                  ------        ------    ------    ------    ------    -------
NET ASSET VALUE, END OF THE
  PERIOD......................    $24.24        $23.76    $18.85    $17.13    $15.03    $ 12.12
                                  ======        ======    ======    ======    ======    =======

Total Return (b)..............     2.40%*       28.40%    12.39%    17.54%    27.05%    -23.41%
Net Assets at End of the
  Period (In millions)........    $ 44.9        $ 47.5    $ 44.2    $ 42.8    $ 42.6    $  38.0
Ratio of Expenses to Average
  Net Assets..................     1.97%         2.03%     2.06%     2.07%     2.09%      2.09%
Ratio of Net Investment Income
  to Average Net Assets.......      .83%          .74%      .99%     2.13%     2.68%      2.64%
Portfolio Turnover............       11%*          30%       46%       27%       27%        29%
*  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sale charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 18                                            See Notes to Financial Statements

VAN KAMPEN UTILITY FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                SIX MONTHS
                                   ENDED                     YEAR ENDED MARCH 31,
CLASS C SHARES                 SEPTEMBER 30,    -----------------------------------------------
                                   2007          2007      2006      2005      2004      2003
                               ----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD..................    $23.75        $18.85    $17.13    $15.02    $12.12    $ 16.10
                                  ------        ------    ------    ------    ------    -------
  Net Investment Income (a)...       .10           .15       .18       .33       .37        .35
  Net Realized and Unrealized
    Gain/Loss.................       .48          5.13      1.94      2.27      2.87      (4.11)
                                  ------        ------    ------    ------    ------    -------
Total from Investment
  Operations..................       .58          5.28      2.12      2.60      3.24      (3.76)
Less Distributions from Net
  Investment Income...........       .09           .38       .40       .49       .34        .22
                                  ------        ------    ------    ------    ------    -------
NET ASSET VALUE, END OF THE
  PERIOD......................    $24.24        $23.75    $18.85    $17.13    $15.02    $ 12.12
                                  ======        ======    ======    ======    ======    =======

Total Return (b)..............     2.44%*       28.34%    12.39%    17.61%    26.96%    -23.41%
Net Assets at End of the
  Period (In millions)........    $ 17.2        $ 17.0    $ 15.0    $ 14.4    $ 13.9    $  12.1
Ratio of Expenses to Average
  Net Assets..................     1.96%         2.03%     2.06%     2.07%     2.09%      2.09%
Ratio of Net Investment Income
  to Average Net Assets.......      .84%          .74%      .99%     2.13%     2.68%      2.64%
Portfolio Turnover............       11%*          30%       46%       27%       27%        29%
*  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

See Notes to Financial Statements                                             19

VAN KAMPEN UTILITY FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Utility Fund (the "Fund") is organized as a series of Van Kampen Equity Trust, a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek to provide its shareholders with capital appreciation and current income. The Fund commenced investment operations on July 28, 1993. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights affecting a single class. As of September 30, 2007, there have been no sales of Class I Shares.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Fixed income investments and preferred stock are stated at value using market quotations or indications of value obtained from an independent pricing service. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSE Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Bond discount is accreted and premiums are amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares,

VAN KAMPEN UTILITY FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, the tax authorities can examine all tax returns filed for the last three years. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in "Other" expenses on the Statement of Operations. The Fund adopted the provisions of the Financial Accounting Standards Board's (FASB) Interpretation number 48 Accounting for Uncertainty in Income Taxes, on September 30, 2007. As of September 30, 2007, this did not result in an impact to the Fund's financial statements.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. During the prior fiscal year, the Fund utilized capital losses carried forward of $20,489,228. At March 31, 2007, the Fund had an accumulated capital loss carryforward for tax purposes of $16,560,926 which will expire according to the following schedule.

                           AMOUNT                                 EXPIRATION
$4,934,595..................................................    March 31, 2011
11,626,331..................................................    March 31, 2012

    At September 30, 2007, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes........................    $162,650,895
                                                                ============
Gross tax unrealized appreciation...........................    $ 68,175,152
Gross tax unrealized depreciation...........................        (973,157)
                                                                ------------
Net tax unrealized appreciation on investments..............    $ 67,201,995
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

VAN KAMPEN UTILITY FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

    The tax character of distributions paid during the year ended March 31, 2007 was as follows:

Distributions paid from:
  Ordinary income...........................................    $4,446,793
  Long-term capital gain....................................           -0-
                                                                ----------
                                                                $4,446,793
                                                                ==========

    As of March 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $50,717

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

F. EXPENSE REDUCTIONS During the six months ended September 30, 2007, the Fund's custody fee was reduced by $3,769 as a result of credits earned on cash balances.

G. FOREIGN CURRENCY TRANSLATION The market values of foreign securities, forward foreign currency contracts and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. The cost of securities is determined using historical exchange rates. Gains and losses on the sale of securities are not segregated for financial reporting purposes between amounts arising from changes in exchange rates and amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency transactions includes the net realized amount from the sale of foreign currency, the amount realized between trade date and settlement date on securities transactions and the foreign currency portion of gain and losses on the sale of securities. Income and expenses are translated at rates prevailing when accrued.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .65%
Next $500 million...........................................       .60%
Over $1 billion.............................................       .55%

    For the six months ended September 30, 2007, the Fund recognized expenses of approximately $2,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

VAN KAMPEN UTILITY FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

    Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended September 30, 2007, the Fund recognized expenses of approximately $32,000 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Professional Fees" on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Accounting and Administrative Expenses" on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended September 30, 2007, the Fund recognized expenses of approximately $156,500 representing transfer agency fees paid to VKIS. The transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $155,608 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2007. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the six months ended September 30, 2007, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of the Adviser, totaling $3,592.

    For the six months ended September 30, 2007, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $42,300 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $25,100. Sales charges do not represent expenses of the Fund.

VAN KAMPEN UTILITY FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

3. CAPITAL TRANSACTIONS

For the six months ended September 30, 2007 and the year ended March 31, 2007, transactions were as follows:

                                                FOR THE                       FOR THE
                                            SIX MONTHS ENDED                 YEAR ENDED
                                           SEPTEMBER 30, 2007              MARCH 31, 2007
                                       --------------------------    --------------------------
                                         SHARES         VALUE          SHARES         VALUE
Sales:
  Class A............................   1,190,568    $ 29,370,209     1,042,845    $ 22,040,409
  Class B............................     214,859       5,271,572       302,273       6,294,759
  Class C............................     172,593       4,256,042        91,456       1,894,333
                                       ----------    ------------    ----------    ------------
Total Sales..........................   1,578,020    $ 38,897,823     1,436,574    $ 30,229,501
                                       ==========    ============    ==========    ============
Dividend Reinvestment:
  Class A............................      47,373    $  1,139,353       143,829    $  2,994,948
  Class B............................       6,406         153,390        34,621         716,555
  Class C............................       2,135          51,119        10,154         210,783
                                       ----------    ------------    ----------    ------------
Total Dividend Reinvestment..........      55,914    $  1,343,862       188,604    $  3,922,286
                                       ==========    ============    ==========    ============
Repurchases:
  Class A............................  (1,050,066)   $(25,521,106)   (1,383,099)   $(28,831,904)
  Class B............................    (366,649)     (8,863,921)     (680,042)    (14,026,272)
  Class C............................    (183,600)     (4,422,595)     (177,982)     (3,677,561)
                                       ----------    ------------    ----------    ------------
Total Repurchases....................  (1,600,315)   $(38,807,622)   (2,241,123)   $(46,535,737)
                                       ==========    ============    ==========    ============

4. REDEMPTION FEE

The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee is paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the six months ended September 30, 2007, the Fund received redemption fees of approximately $6,500, which are reported as part of "Cost of Shares Repurchased" on the Statements of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01.

5. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $27,578,926 and $25,860,548, respectively.

6. DISTRIBUTION AND SERVICE PLANS

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and

VAN KAMPEN UTILITY FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

    The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $613,800 and $74,700 for Class B Shares and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

7. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. ACCOUNTING PRONOUNCEMENT

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

VAN KAMPEN UTILITY FUND

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

DENNIS SHEA
Vice President

J. DAVID GERMANY
Vice President

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

STUART N. SCHULDT
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
522 Fifth Avenue
New York, New York 10036

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
One Parkview Plaza--Suite 100
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

  Van Kampen Utility Fund

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen Utility Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

                                                           (continued on back)

  Van Kampen Utility Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                         Van Kampen Funds Inc.
                                                  1 Parkview Plaza - Suite 100
                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                                             www.vankampen.com

                                       Copyright (C)2007 Van Kampen Funds Inc.
                                       All rights reserved. Member FINRA/SIPC.

                                                                 184, 384, 584
                                                                 UTLFSAN 11/07
    (VAN KAMPEN INVESTMENTS LOGO)                           IU07-04707P-Y09/07

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Mid Cap Growth Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of September 30, 2007.

       THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A CLASS A, B, AND C SHARE OR CLASS I SHARE PROSPECTUS FOR THE FUND BEING OFFERED. THE PROSPECTUS CONTAINS INFORMATION ABOUT THE FUND, INCLUDING THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. TO OBTAIN AN ADDITIONAL PROSPECTUS, CONTACT YOUR FINANCIAL ADVISOR OR DOWNLOAD ONE AT VANKAMPEN.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND, THEREFORE, THE VALUE OF THE FUND SHARES MAY BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS FUND.

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 9/30/07

                              A SHARES              B SHARES              C SHARES           I SHARES
                           since 12/27/95        since 12/27/95        since 12/27/95      since 8/12/05
--------------------------------------------------------------------------------------------------------
AVERAGE                              W/MAX                 W/MAX                 W/MAX
ANNUAL                     W/O       5.75%       W/O       5.00%       W/O       1.00%          W/O
TOTAL                     SALES      SALES      SALES      SALES      SALES      SALES         SALES
RETURNS                  CHARGES    CHARGES    CHARGES    CHARGES    CHARGES    CHARGES       CHARGES

Since
Inception                16.11%     15.52%     15.57%     15.57%     15.29%     15.29%        18.93%

10-year                   9.94       9.29       9.26       9.26       9.10       9.10            --

5-year                   20.04      18.62      19.14      18.99      19.14      19.14            --

1-year                   33.26      25.59      32.26      27.26      32.26      31.26         33.61

6-month                  19.75      12.86      19.32      14.32      19.27      18.27         19.89
--------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect their conversion into Class A shares eight years after purchase. The since inception returns for Class C shares reflect the conversion of Class C shares into Class A shares ten years after purchase. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and nonqualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million and (iii) institutional clients with assets of at least $1 million. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund's returns would have been lower.

The Russell Midcap(R) Growth Index is generally representative of mid-capitalization growth stocks. The Russell Midcap(R) Growth Index is an unmanaged index that measures the performance of those Russell Midcap(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap(R) Growth Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index. The Russell 1000(R) Index is an index of the largest 1,000 U.S. companies based on total market capitalization. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an Index.

Fund Report

FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2007

MARKET CONDITIONS

Domestic equities advanced amid an extremely challenging market environment for the six-month period ended September 30, 2007. Although stocks generally were in positive territory at the beginning of the reporting period, investors grew increasingly uneasy about the worsening state of the subprime mortgage market (which provide loans to less creditworthy customers), and feared the possibility of contagion into other areas of the market. Loan defaults and home foreclosures rose during the first half of the period, culminating in the bankruptcies at a number of mortgage lenders and contributing to the collapse of several hedge funds invested in subprime-backed securities from mid-June through mid-August. As a result, credit began tightening across the board at this time, removing much of the low-cost liquidity that had helped support the leveraged buyout boom and stocks' robust gains for the past several years. In addition, consumers became more cautious on spending, as gasoline prices increased and the housing market continued to languish.

Investors began to reassess risk during the volatile months of July and August, which fueled a rotation out of the higher yielding segments of the bond market into the relative safety of Treasury bonds. Moreover, market volatility further extended a slide in the U.S. dollar relative to major currencies. In an effort to stabilize and inject some much-needed liquidity into the financial system, the Federal Reserve Board (the "Fed") lowered the discount rate (the rate at which member banks borrow from the central bank) on August 17, 2007. However, the markets still reflected investors' uncertainty about future economic growth, which was only exacerbated by the troubling economic data released in September. Employment rates fell for the first time in four years, retail sales weakened, consumer confidence declined and oil prices continued to rise, marking a new high during the month. The Fed implemented a significant cut to the target federal funds rate, as well as lowered the discount rate again, in September. In response to these actions by the Fed, equity prices reversed their slide to finish the period with upward momentum.

PERFORMANCE ANALYSIS

All share classes of Van Kampen Mid Cap Growth Fund outperformed the Russell Midcap(R) Growth Index for the six months ended September 30, 2007, assuming no deduction of applicable sales charges.

TOTAL RETURNS FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2007

-------------------------------------------------------------------
                                                  RUSSELL
                                                 MIDCAP(R)
      CLASS A   CLASS B   CLASS C   CLASS I    GROWTH INDEX

      19.75%    19.32%    19.27%    19.89%         9.03%
-------------------------------------------------------------------

The performance for the four share classes varies because each has different expenses. The Fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

Areas of strength for the Fund for this period included the consumer discretionary sector, which was the largest contributor to performance. Here, stock selection in retail, hotel/motel, commercial services and consumer electronics companies added to relative returns. In the health care sector, investment in medical and dental instruments and supplies and heath care services firms, coupled with an underweight allocation in the sector, also significantly helped the Fund's returns. Additionally, security selection in computer services software within the technology sector was advantageous to performance.

Although the Fund produced strong performance relative to the Russell Midcap Growth Index, still there were a few areas of weakness. For instance, overall stock selection and an underweight allocation in the "other energy" sector detracted from performance. Moreover, a lack of exposure to oil well equipment firms further hurt relative returns. Stock selection hindered returns in the materials and processing sector. Within the producer durables sector, security selection and an underweight allocation diminished overall performance. Here, the Fund's investment in homebuilding securities detracted, as did a lack of exposure to identification control and filter device companies, which had performed well during the period.

For the period, consumer discretionary represented the largest sector weight and overweight in the portfolio, followed by the financial services and materials and processing sectors. The financial services sector was underweight versus the Russell Midcap Growth Index while the materials and processing sector was slightly overweight compared to the Russell Midcap Growth Index.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

TOP TEN HOLDINGS AS OF 9/30/07
Wynn Resorts, Ltd.                                                4.6%
Ultra Petroleum Corp.                                             4.0
Aeroplan Income Fund                                              3.0
NII Holdings, Inc., Class B                                       2.8
Abercrombie & Fitch Co., Class A                                  2.8
Nalco Holding Co.                                                 2.8
Corporate Executive Board Co.                                     2.7
C.H. Robinson Worldwide, Inc.                                     2.6
Baidu.com, Inc.                                                   2.5
Stericycle, Inc.                                                  2.2

SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF 9/30/07
Internet Software & Services                                      8.8%
Oil & Gas Exploration & Production                                6.1
Air Freight & Logistics                                           4.7
Casinos & Gaming                                                  4.6
Data Processing & Outsourced Services                             4.3
Wireless Telecommunication Services                               4.2
Diversified Commercial & Professional Services                    4.0
Broadcasting & Cable TV                                           3.6
Asset Management & Custody Banks                                  3.4
Specialized Finance                                               3.0
Biotechnology                                                     3.0
Real Estate Management & Development                              2.9
Apparel Retail                                                    2.8
Specialty Chemicals                                               2.8
Restaurants                                                       2.4
Application Software                                              2.4
Environmental & Facilities Services                               2.2
Distributors                                                      2.2
Hotels, Resorts & Cruise Lines                                    2.0
Education Services                                                2.0
Multi-Sector Holdings                                             1.9
Health Care Equipment                                             1.9
Homebuilding                                                      1.6
Human Resource & Employment Services                              1.6
Airport Services                                                  1.4
Airlines                                                          1.4
Gas Utilities                                                     1.4
Advertising                                                       1.3
Property & Casualty Insurance                                     1.3
Automotive Retail                                                 1.2
Construction Materials                                            1.1
Electronic Equipment Manufacturers                                1.0
Apparel, Accessories & Luxury Goods                               1.0
Specialized Consumer Services                                     0.9
Construction & Engineering                                        0.7

                                             (continued on next page)

SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF 9/30/07
                                       (continued from previous page)
Other Diversified Financial Services                              0.5
Insurance Brokers                                                 0.3
                                                                -----
Total Common Stocks                                              91.9
Investment Company                                                2.9
                                                                -----
Total Long-Term Investments                                      94.8
Total Repurchase Agreements                                       3.4
                                                                -----
Total Investments                                                98.2
Foreign Currency                                                  0.1
Other Assets in Excess of Liabilities                             1.7
                                                                -----
Net Assets                                                      100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

HOUSEHOLDING NOTICE

       To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/07 - 9/30/07.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  BEGINNING         ENDING        EXPENSES PAID
                                                ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*
                                                ------------------------------------------------
                                                   4/1/07           9/30/07       4/1/07-9/30/07
Class A
  Actual......................................    $1,000.00        $1,197.53          $ 6.59
  Hypothetical................................     1,000.00         1,019.00            6.06
  (5% annual return before expenses)
Class B
  Actual......................................     1,000.00         1,193.19           10.75
  Hypothetical................................     1,000.00         1,015.20            9.87
  (5% annual return before expenses)
Class C
  Actual......................................     1,000.00         1,192.69           10.74
  Hypothetical................................     1,000.00         1,015.20            9.87
  (5% annual return before expenses)
Class I
  Actual......................................     1,000.00         1,198.88            5.28
  Hypothetical................................     1,000.00         1,020.20            4.85
  (5% annual return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.20%, 1.96%, 1.96% and 0.96%, for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 17, 2007 and May 30, 2007, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees also reviewed the benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund's portfolio management team and the Fund's portfolio management strategy over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

VAN KAMPEN MID CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 (UNAUDITED)

                                                              NUMBER OF
DESCRIPTION                                                     SHARES           VALUE
-------------------------------------------------------------------------------------------
COMMON STOCKS  91.9%
ADVERTISING  1.3%
Focus Media Holding, Ltd.--ADR (Cayman Islands) (a).......         363,949   $   21,116,321
                                                                             --------------

AIR FREIGHT & LOGISTICS  4.7%
C.H. Robinson Worldwide, Inc. ............................         781,206       42,411,674
Expeditors International of Washington, Inc. .............         722,199       34,160,012
                                                                             --------------
                                                                                 76,571,686
                                                                             --------------
AIRLINES  1.4%
UAL Corp. (a).............................................         485,664       22,597,946
                                                                             --------------

AIRPORT SERVICES  1.4%
Grupo Aeroportuario del Pacifico, SA de CV--ADR
  (Mexico)................................................         423,116       23,102,134
                                                                             --------------

APPAREL, ACCESSORIES & LUXURY GOODS  1.0%
Under Armour, Inc., Class A (a)...........................         270,964       16,209,066
                                                                             --------------

APPAREL RETAIL  2.8%
Abercrombie & Fitch Co., Class A..........................         562,100       45,361,470
                                                                             --------------

APPLICATION SOFTWARE  2.4%
Autodesk, Inc. (a)........................................         312,295       15,605,381
Salesforce.com, Inc. (a)..................................         451,664       23,179,397
                                                                             --------------
                                                                                 38,784,778
                                                                             --------------
ASSET MANAGEMENT & CUSTODY BANKS  3.4%
Calamos Asset Management, Inc., Class A...................         815,584       23,023,937
Janus Capital Group, Inc. ................................       1,189,126       33,628,483
                                                                             --------------
                                                                                 56,652,420
                                                                             --------------
AUTOMOTIVE RETAIL  1.2%
AutoZone, Inc. (a)........................................         168,552       19,575,629
                                                                             --------------

BIOTECHNOLOGY  3.0%
Illumina, Inc. (a)........................................         323,234       16,769,380
Techne Corp. (a)..........................................         505,055       31,858,869
                                                                             --------------
                                                                                 48,628,249
                                                                             --------------
BROADCASTING & CABLE TV  3.6%
Discovery Holding Co., Class A (a)........................         882,239       25,452,595
Grupo Televisa, SA--ADR (Mexico)..........................       1,362,806       32,939,021
                                                                             --------------
                                                                                 58,391,616
                                                                             --------------
CASINOS & GAMING  4.6%
Wynn Resorts, Ltd. .......................................         475,917       74,985,483
                                                                             --------------

CONSTRUCTION & ENGINEERING  0.7%
Aecom Technology Corp. (a)................................         327,474       11,438,667
                                                                             --------------

CONSTRUCTION MATERIALS  1.1%
Texas Industries, Inc. ...................................         237,590       18,650,815
                                                                             --------------

 12                                            See Notes to Financial Statements

VAN KAMPEN MID CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

                                                              NUMBER OF
DESCRIPTION                                                     SHARES           VALUE
-------------------------------------------------------------------------------------------
DATA PROCESSING & OUTSOURCED SERVICES  4.3%
Global Payments, Inc. ....................................         522,639   $   23,111,096
Iron Mountain, Inc. (a)...................................         736,829       22,458,548
MasterCard, Inc., Class A.................................         161,673       23,922,754
                                                                             --------------
                                                                                 69,492,398
                                                                             --------------
DISTRIBUTORS  2.2%
Li & Fung, Ltd. (HKD) (Bermuda)...........................       8,354,000       35,570,200
                                                                             --------------

DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES  4.0%
ChoicePoint, Inc. (a).....................................         590,203       22,380,498
Corporate Executive Board Co. ............................         588,037       43,655,867
                                                                             --------------
                                                                                 66,036,365
                                                                             --------------
EDUCATION SERVICES  2.0%
Apollo Group, Inc., Class A (a)...........................         551,719       33,185,898
                                                                             --------------

ELECTRONIC EQUIPMENT MANUFACTURERS  1.0%
Itron, Inc. (a)...........................................         174,681       16,257,561
                                                                             --------------

ENVIRONMENTAL & FACILITIES SERVICES  2.2%
Stericycle, Inc. (a)......................................         639,321       36,543,588
                                                                             --------------

GAS UTILITIES  1.4%
Questar Corp. ............................................         423,262       22,233,953
                                                                             --------------

HEALTH CARE EQUIPMENT  1.9%
Gen-Probe, Inc. (a).......................................         459,379       30,585,454
                                                                             --------------

HOMEBUILDING  1.6%
Desarrolladora Homex, SA de CV--ADR (Mexico) (a)..........         246,060       13,656,330
NVR, Inc. (a).............................................          25,632       12,053,448
                                                                             --------------
                                                                                 25,709,778
                                                                             --------------
HOTELS, RESORTS & CRUISE LINES  2.0%
Choice Hotels International, Inc. ........................         350,392       13,199,267
Ctrip.com International, Ltd.--ADR (Cayman Islands).......         391,513       20,280,373
                                                                             --------------
                                                                                 33,479,640
                                                                             --------------
HUMAN RESOURCE & EMPLOYMENT SERVICES  1.6%
Monster Worldwide, Inc. (a)...............................         748,033       25,478,004
                                                                             --------------

INSURANCE BROKERS  0.3%
Brown & Brown, Inc. ......................................         212,985        5,601,506
                                                                             --------------

INTERNET SOFTWARE & SERVICES  8.8%
Baidu.com, Inc.--ADR (Cayman Islands) (a).................         141,026       40,848,181
Equinix, Inc. (a).........................................         325,839       28,898,661
NHN Corp. (KRW) (Republic of Korea (South Korea)) (a).....         114,169       26,421,541

See Notes to Financial Statements                                             13

VAN KAMPEN MID CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

                                                              NUMBER OF
DESCRIPTION                                                     SHARES           VALUE
-------------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES (CONTINUED)
SAVVIS, Inc. (a)..........................................         354,140   $   13,733,549
Tencent Holdings, Ltd. (HKD) (Cayman Islands).............       5,277,000       34,076,474
                                                                             --------------
                                                                                143,978,406
                                                                             --------------
MULTI-SECTOR HOLDINGS  1.9%
Leucadia National Corp. ..................................         661,211       31,883,594
                                                                             --------------

OIL & GAS EXPLORATION & PRODUCTION  6.1%
Southwestern Energy Co. (a)...............................         809,137       33,862,384
Ultra Petroleum Corp. (Canada) (a)........................       1,053,411       65,353,618
                                                                             --------------
                                                                                 99,216,002
                                                                             --------------
OTHER DIVERSIFIED FINANCIAL SERVICES  0.5%
Freedom Acquisition Holdings, Inc. (a)....................         711,366        8,002,868
                                                                             --------------

PROPERTY & CASUALTY INSURANCE  1.3%
Alleghany Corp. (a).......................................          50,616       20,550,096
                                                                             --------------

REAL ESTATE MANAGEMENT & DEVELOPMENT  2.9%
Brookfield Asset Management, Inc., Class A (Canada).......         587,017       22,600,155
Forest City Enterprises, Inc., Class A....................         434,996       23,994,379
                                                                             --------------
                                                                                 46,594,534
                                                                             --------------
RESTAURANTS  2.4%
Chipotle Mexican Grill, Inc., Class B (a).................         183,511       19,635,677
Wendy's International, Inc. ..............................         550,169       19,206,400
                                                                             --------------
                                                                                 38,842,077
                                                                             --------------
SPECIALIZED CONSUMER SERVICES  0.9%
Weight Watchers International, Inc. ......................         257,424       14,817,325
                                                                             --------------

SPECIALIZED FINANCE  3.0%
IntercontinentalExchange, Inc. (a)........................         169,061       25,680,366
Moody's Corp. ............................................         473,748       23,876,899
                                                                             --------------
                                                                                 49,557,265
                                                                             --------------
SPECIALTY CHEMICALS  2.8%
Nalco Holding Co. ........................................       1,516,439       44,962,416
                                                                             --------------

WIRELESS TELECOMMUNICATION SERVICES  4.2%
Crown Castle International Corp. (a)......................         568,251       23,088,038
NII Holdings, Inc., Class B (a)...........................         558,618       45,890,469
                                                                             --------------
                                                                                 68,978,507
                                                                             --------------

TOTAL COMMON STOCKS  91.9%................................................    1,499,623,715
                                                                             --------------

INVESTMENT COMPANY  2.9%
Aeroplan Income Fund (CAD) (Canada).......................       2,156,625       48,243,006
                                                                             --------------

TOTAL LONG-TERM INVESTMENTS 94.8%
  (Cost $1,199,690,703)...................................................    1,547,866,721
                                                                             --------------

 14                                            See Notes to Financial Statements

VAN KAMPEN MID CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

DESCRIPTION                                                                      VALUE
-------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS  3.4%
Banc of America Securities ($18,252,307 par collateralized by U.S.
  Government obligations in a pooled cash account, interest rate of 5.10%,
  dated 09/28/07, to be sold on 10/01/07 at $18,260,064)..................   $   18,252,307
Citigroup Global Markets, Inc. ($16,224,273 par collateralized by U.S.
  Government obligations in a pooled cash account, interest rate of 4.90%,
  dated 09/28/07, to be sold on 10/01/07 at $16,230,898)..................       16,224,273
State Street Bank & Trust Co. ($21,049,420 par collateralized by U.S.
  Government obligations in a pooled cash account, interest rate of 4.55%,
  dated 09/28/07, to be sold on 10/01/07 at $21,057,401)..................       21,049,420
                                                                             --------------

TOTAL REPURCHASE AGREEMENTS
  (Cost $55,526,000)......................................................       55,526,000
                                                                             --------------

TOTAL INVESTMENTS 98.2%
  (Cost $1,255,216,703)...................................................    1,603,392,721

FOREIGN CURRENCY 0.1%
  (Cost $1,705,823).......................................................        1,771,088
OTHER ASSETS IN EXCESS OF LIABILITIES  1.7%...............................       28,182,878
                                                                             --------------

NET ASSETS  100.0%........................................................   $1,633,346,687
                                                                             ==============

Percentages are calculated as a percentage of net assets.

(a) Non-income producing security as this stock currently does not declare income dividends.

ADR--American Depositary Receipt

CAD--Canadian Dollar

HKD--Hong Kong Dollar

KRW--Korean (Rep.) Won

See Notes to Financial Statements                                             15

VAN KAMPEN MID CAP GROWTH FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
September 30, 2007 (Unaudited)

ASSETS:
Total Investments (Cost $1,255,216,703).....................  $1,603,392,721
Foreign Currency (Cost $1,705,823)..........................       1,771,088
Cash........................................................             890
Receivables:
  Investments Sold..........................................      69,681,387
  Fund Shares Sold..........................................       4,250,446
  Dividends.................................................         511,522
  Interest..................................................          22,363
Other.......................................................         196,488
                                                              --------------
    Total Assets............................................   1,679,826,905
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      40,287,100
  Fund Shares Repurchased...................................       3,799,467
  Distributor and Affiliates................................       1,002,272
  Investment Advisory Fee...................................         876,995
Trustees' Deferred Compensation and Retirement Plans........         259,100
Accrued Expenses............................................         255,284
                                                              --------------
    Total Liabilities.......................................      46,480,218
                                                              --------------
NET ASSETS..................................................  $1,633,346,687
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $0.01 per share with an unlimited
  number of shares authorized)..............................  $1,191,950,505
Net Unrealized Appreciation.................................     348,256,706
Accumulated Net Realized Gain...............................      98,099,847
Accumulated Net Investment Loss.............................      (4,960,371)
                                                              --------------
NET ASSETS..................................................  $1,633,346,687
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $1,293,101,457 and 40,476,259 shares of
    beneficial interest issued and outstanding).............  $        31.95
    Maximum sales charge (5.75%* of offering price).........            1.95
                                                              --------------
    Maximum offering price to public........................  $        33.90
                                                              ==============
Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $200,559,677 and 6,984,422 shares of
    beneficial interest issued and outstanding).............  $        28.72
                                                              ==============
Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $113,906,312 and 3,965,738 shares of
    beneficial interest issued and outstanding).............  $        28.72
                                                              ==============
Class I Shares:
    Net asset value and offering price per share (Based on
    net assets of $25,779,241 and 802,443 shares of
    beneficial interest issued and outstanding).............  $        32.13
                                                              ==============

*   On sales of $50,000 or more, the sales charge will be reduced.

 16                                            See Notes to Financial Statements

VAN KAMPEN MID CAP GROWTH FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended September 30, 2007 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $130,395)....  $  8,364,845
Interest....................................................       365,965
                                                              ------------
  Total Income..............................................     8,730,810
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     5,082,873
Distribution (12b-1) and Service Fees
  Class A...................................................     1,429,546
  Class B...................................................       934,187
  Class C...................................................       505,858
Transfer Agent Fees.........................................     1,425,018
Reports to Shareholders.....................................       111,239
Accounting and Administrative Expenses......................       101,316
Professional Fees...........................................        57,359
Registration Fees...........................................        46,176
Custody.....................................................        41,795
Trustees' Fees and Related Expenses.........................        20,825
Other.......................................................        27,099
                                                              ------------
  Total Expenses............................................     9,783,291
  Less Credits Earned on Cash Balances......................        20,022
                                                              ------------
  Net Expenses..............................................     9,763,269
                                                              ------------
NET INVESTMENT LOSS.........................................  $ (1,032,459)
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ 96,506,813
  Foreign Currency Transactions.............................       160,689
                                                              ------------
Net Realized Gain...........................................    96,667,502
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   182,633,356
                                                              ------------
  End of the Period:
    Investments.............................................   348,176,018
    Foreign Currency Translation............................        80,688
                                                              ------------
                                                               348,256,706
                                                              ------------
Net Unrealized Appreciation During the Period...............   165,623,350
                                                              ------------
NET REALIZED AND UNREALIZED GAIN............................  $262,290,852
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $261,258,393
                                                              ============

See Notes to Financial Statements                                             17

VAN KAMPEN MID CAP GROWTH FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                           FOR THE               FOR THE
                                                       SIX MONTHS ENDED        YEAR ENDED
                                                      SEPTEMBER 30, 2007     MARCH 31, 2007
                                                      ---------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss.................................    $   (1,032,459)      $   (4,854,061)
Net Realized Gain...................................        96,667,502           88,792,263
Net Unrealized Appreciation/Depreciation During the
  Period............................................       165,623,350          (43,304,540)
                                                        --------------       --------------
Change in Net Assets from Operations................       261,258,393           40,633,662
                                                        --------------       --------------

Distributions from Net Realized Gain:
  Class A Shares....................................               -0-          (48,337,012)
  Class B Shares....................................               -0-           (9,798,893)
  Class C Shares....................................               -0-           (4,830,616)
  Class I Shares....................................               -0-             (253,824)
                                                        --------------       --------------
Total Distributions.................................               -0-          (63,220,345)
                                                        --------------       --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES........................................       261,258,393          (22,586,683)
                                                        --------------       --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...........................       241,755,184          530,572,479
Net Asset Value of Shares Issued Through Dividend
  Reinvestment......................................               -0-           59,621,298
Cost of Shares Repurchased..........................      (171,507,915)        (308,976,896)
                                                        --------------       --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS......................................        70,247,269          281,216,881
                                                        --------------       --------------
TOTAL INCREASE IN NET ASSETS........................       331,505,662          258,630,198
                                                        --------------       --------------
NET ASSETS:
Beginning of the Period.............................     1,301,841,025        1,043,210,827
                                                        --------------       --------------
End of the Period (Including accumulated net
  investment loss of $4,960,371 and $3,927,912,
  respectively).....................................    $1,633,346,687       $1,301,841,025
                                                        ==============       ==============

 18                                            See Notes to Financial Statements

VAN KAMPEN MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                               SIX MONTHS
                                  ENDED                      YEAR ENDED MARCH 31,
CLASS A SHARES                SEPTEMBER 30,    -------------------------------------------------
                                  2007           2007       2006      2005      2004      2003
                              ------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD.................   $  26.68       $  27.26    $21.37    $19.07    $13.89    $ 18.95
                                --------       --------    ------    ------    ------    -------
  Net Investment Loss (a)....        -0-(b)        (.06)     (.11)     (.19)     (.18)      (.13)
  Net Realized and Unrealized
    Gain/Loss................       5.27            .85      6.72      2.49      5.36      (4.93)
                                --------       --------    ------    ------    ------    -------
Total from Investment
  Operations.................       5.27            .79      6.61      2.30      5.18      (5.06)
Less Distributions from Net
  Realized Gain..............        -0-           1.37       .72       -0-       -0-        -0-
                                --------       --------    ------    ------    ------    -------
NET ASSET VALUE, END OF THE
  PERIOD.....................   $  31.95       $  26.68    $27.26    $21.37    $19.07    $ 13.89
                                ========       ========    ======    ======    ======    =======

Total Return* (c)............     19.75%**        2.99%    31.18%    12.06%    37.29%    -26.70%
Net Assets at End of the
  Period (In millions).......   $1,293.1       $1,025.4    $784.6    $429.2    $260.2    $ 190.7
Ratio of Expenses to Average
  Net Assets*................      1.20%          1.26%     1.32%     1.40%     1.48%      1.54%
Ratio of Net Investment
  Income/Loss to Average Net
  Assets*....................       .01%          (.25%)    (.44%)    (.93%)   (1.05%)     (.89%)
Portfolio Turnover...........        33%**          61%       86%       96%      268%       180%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to
     Average Net Assets......        N/A            N/A     1.32%     1.41%       N/A        N/A
   Ratio of Net Investment
     Loss to Average Net
     Assets..................        N/A            N/A     (.44%)    (.94%)      N/A        N/A

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Amount is less than $0.01 per share.

(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

See Notes to Financial Statements                                             19

VAN KAMPEN MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                SIX MONTHS
                                   ENDED                    YEAR ENDED MARCH 31,
CLASS B SHARES                 SEPTEMBER 30,   -----------------------------------------------
                                   2007         2007      2006      2005      2004      2003
                               ---------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD..................    $24.07       $24.92    $19.73    $17.74    $13.02    $ 17.90
                                  ------       ------    ------    ------    ------    -------
  Net Investment Loss (a).....      (.10)        (.24)     (.27)     (.31)     (.29)      (.24)
  Net Realized and Unrealized
    Gain/Loss.................      4.75          .76      6.18      2.30      5.01      (4.64)
                                  ------       ------    ------    ------    ------    -------
Total from Investment
  Operations..................      4.65          .52      5.91      1.99      4.72      (4.88)
Less Distributions from Net
  Realized Gain...............       -0-         1.37       .72       -0-       -0-        -0-
                                  ------       ------    ------    ------    ------    -------
NET ASSET VALUE, END OF THE
  PERIOD......................    $28.72       $24.07    $24.92    $19.73    $17.74    $ 13.02
                                  ======       ======    ======    ======    ======    =======

Total Return* (b).............    19.32%**      2.18%    30.22%    11.22%    36.25%    -27.26%
Net Assets at End of the
  Period (In millions)........    $200.6       $175.0    $178.8    $137.3    $107.7    $  81.1
Ratio of Expenses to Average
  Net Assets*.................     1.96%        2.02%     2.08%     2.15%     2.24%      2.27%
Ratio of Net Investment Loss
  to Average Net Assets*......     (.75%)      (1.02%)   (1.24%)   (1.68%)   (1.81%)    (1.63%)
Portfolio Turnover............       33%**        61%       86%       96%      268%       180%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to
     Average Net Assets.......       N/A          N/A     2.08%     2.16%       N/A        N/A
   Ratio of Net Investment
     Loss to Average Net
     Assets...................       N/A          N/A    (1.24%)   (1.69%)      N/A        N/A

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

 20                                            See Notes to Financial Statements

VAN KAMPEN MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                              SIX MONTHS
                                 ENDED                     YEAR ENDED MARCH 31,
CLASS C SHARES               SEPTEMBER 30,    -----------------------------------------------
                                 2007          2007      2006      2005      2004      2003
                             ----------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD.............    $24.08        $24.92    $19.73    $17.74    $13.02    $ 17.89
                                ------        ------    ------    ------    ------    -------
  Net Investment Loss (a)...      (.10)         (.24)     (.27)     (.31)     (.29)      (.23)
  Net Realized and
    Unrealized Gain/Loss....      4.74           .77      6.18      2.30      5.01      (4.64)
                                ------        ------    ------    ------    ------    -------
Total from Investment
  Operations................      4.64           .53      5.91      1.99      4.72      (4.87)
Less Distributions from Net
  Realized Gain.............       -0-          1.37       .72       -0-       -0-        -0-
                                ------        ------    ------    ------    ------    -------
NET ASSET VALUE, END OF
  THE PERIOD................    $28.72        $24.08    $24.92    $19.73    $17.74    $ 13.02
                                ======        ======    ======    ======    ======    =======

Total Return* (b)...........    19.27%**       2.22%    30.22%    11.22%    36.25%    -27.22%
Net Assets at End of the
  Period (In millions)......    $113.9        $ 91.2    $ 77.0    $ 44.9    $ 28.2    $  21.5
Ratio of Expenses to Average
  Net Assets*...............     1.96%         2.02%     2.08%     2.15%     2.24%      2.29%
Ratio of Net Investment Loss
  to Average Net Assets*....     (.75%)       (1.01%)   (1.21%)   (1.68%)   (1.81%)    (1.62%)
Portfolio Turnover..........       33%**         61%       86%       96%      268%       180%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to
     Average Net Assets.....       N/A           N/A     2.08%     2.16%       N/A        N/A
   Ratio of Net Investment
     Loss to Average Net
     Assets.................       N/A           N/A    (1.21%)   (1.69%)      N/A        N/A

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

See Notes to Financial Statements                                             21

VAN KAMPEN MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                AUGUST 12, 2005
                                            SIX MONTHS ENDED        YEAR        (COMMENCEMENT OF
CLASS I SHARES                               SEPTEMBER 30,         ENDED         OPERATIONS) TO
                                                  2007         MARCH 31, 2007    MARCH 31, 2006
                                            ----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...      $26.80            $27.30            $24.01
                                                 ------            ------            ------
  Net Investment Income/Loss (a)...........         .01               .01              (.08)
  Net Realized and Unrealized Gain.........        5.32               .86              4.09
                                                 ------            ------            ------
Total from Investment Operations...........        5.33               .87              4.01
Less Distributions from Net Realized
  Gain.....................................         -0-              1.37              0.72
                                                 ------            ------            ------
NET ASSET VALUE, END OF THE PERIOD.........      $32.13            $26.80            $27.30
                                                 ======            ======            ======

Total Return (b)...........................      19.89%*            3.28%            16.93%*
Net Assets at End of the Period (In
  millions)................................      $ 25.8            $ 10.2            $  2.9
Ratio of Expenses to Average Net Assets....        .96%             1.02%             1.07%
Ratio of Net Investment Income/Loss to
  Average Net Assets.......................        .08%              .05%             (.48%)
Portfolio Turnover.........................         33%*              61%               86%

*   Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 22                                            See Notes to Financial Statements

VAN KAMPEN MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Mid Cap Growth Fund (the "Fund") is organized as a diversified series of the Van Kampen Equity Trust, a Delaware statutory trust, which is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek capital growth. The Fund commenced investment operations on December 27, 1995. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Unlisted and listed securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value each business day.

    Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may invest in repurchase agreements which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

VAN KAMPEN MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

C. INCOME AND EXPENSE Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, the tax authorities can examine all tax returns filed for the last three years. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in "Other" expenses on the Statement of Operations. The Fund adopted the provisions of the Financial Accounting Standards Board's (FASB) Interpretation number 48 Accounting for Uncertainty in Income Taxes, on September 30, 2007. As of September 30, 2007, this did not result in an impact to the Fund's financial statements.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. During the prior fiscal year, the Fund utilized capital losses carried forward of $3,780,366. At March 31, 2007, the Fund had an accumulated capital loss carryforward for tax purposes of $50,088,879 which will expire according to the following schedule.

AMOUNT                                                            EXPIRATION
$30,554,521.................................................    March 31, 2010
19,534,358..................................................    March 31, 2011

    All capital loss above will be limited to Internal Revenue Code Section 382 due to a merger with another regulated investment company.

    At September 30, 2007, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes........................    $1,255,827,223
                                                                ==============
Gross tax unrealized appreciation...........................    $  371,680,305
Gross tax unrealized depreciation...........................       (24,114,807)
                                                                --------------
Net tax unrealized appreciation on investments..............    $  347,565,498
                                                                ==============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends at least annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

VAN KAMPEN MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

    The tax character of distributions paid during the year ended March 31, 2007 was as follows:

Distributions paid from:
  Ordinary income...........................................    $       -0-
  Long-term capital gain....................................     63,220,345
                                                                -----------
                                                                $63,220,345
                                                                ===========

    As of March 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $18,454,253
Undistributed long-term capital gain........................     33,874,257

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

F. EXPENSE REDUCTIONS During the six months ended September 30, 2007, the Fund's custody fee was reduced by $20,022 as a result of credits earned on cash balances.

G. FOREIGN CURRENCY TRANSLATION The market value of foreign securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. The cost of securities is determined using historical exchange rates.

    Gains and losses on the sale of securities are not segregated for financial reporting purposes between amounts arising from the changes in exchange rates and amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency transactions includes the net realized amount from the sale of foreign currency and the amount realized between trade date and settlement date on securities transactions. Income and expenses are translated at rates prevailing when accrued.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .75%
Next $500 million...........................................       .70%
Over $1 billion.............................................       .65%

    For the six months ended September 30, 2007, the Fund recognized expenses of approximately $12,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

    Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO

VAN KAMPEN MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended September 30, 2007, the Fund recognized expenses of approximately $76,400 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Professional Fees" on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Accounting and Administrative Expenses" on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended September 30, 2007, the Fund recognized expenses of approximately $1,268,700 representing transfer agency fees paid to VKIS. The transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $151,701 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2007. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the six months ended September 30, 2007, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $29,695.

    For the six months ended September 30, 2007, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $340,100 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $88,600. Sales charges do not represent expenses of the Fund.

VAN KAMPEN MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

3. CAPITAL TRANSACTIONS

For the six months ended September 30, 2007 and the year ended March 31, 2007, transactions were as follows:

                                             FOR THE                        FOR THE
                                        SIX MONTHS ENDED                   YEAR ENDED
                                       SEPTEMBER 30, 2007                MARCH 31, 2007
                                   ---------------------------    ----------------------------
                                     SHARES          VALUE          SHARES           VALUE
Sales:
  Class A........................   6,782,772    $ 198,644,593     17,160,950    $ 448,328,354
  Class B........................     553,032       14,493,619      1,784,833       42,566,110
  Class C........................     512,795       13,468,069      1,312,947       31,309,612
  Class I........................     514,176       15,148,903        314,098        8,368,403
                                   ----------    -------------    -----------    -------------
Total Sales......................   8,362,775    $ 241,755,184     20,572,828    $ 530,572,479
                                   ==========    =============    ===========    =============
Dividend Reinvestment:
  Class A........................         -0-    $         -0-      1,767,441    $  46,377,554
  Class B........................         -0-              -0-        390,505        9,262,591
  Class C........................         -0-              -0-        162,468        3,855,288
  Class I........................         -0-              -0-          4,780          125,865
                                   ----------    -------------    -----------    -------------
Total Dividend Reinvestment......         -0-    $         -0-      2,325,194    $  59,621,298
                                   ==========    =============    ===========    =============
Repurchases:
  Class A........................  (4,734,923)   $(138,011,402)    (9,278,030)   $(240,492,502)
  Class B........................    (839,369)     (22,059,418)    (2,080,782)     (49,134,035)
  Class C........................    (333,984)      (8,693,840)      (776,980)     (18,288,175)
  Class I........................     (93,854)      (2,743,255)       (41,282)      (1,062,184)
                                   ----------    -------------    -----------    -------------
Total Repurchases................  (6,002,130)   $(171,507,915)   (12,177,074)   $(308,976,896)
                                   ==========    =============    ===========    =============

4. REDEMPTION FEE

The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the six months ended September 30, 2007, the Fund received redemption fees of approximately $2,500, which are reported as part of "Cost of Shares Repurchased" on the Statements of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01.

5. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $490,557,737 and $469,422,645, respectively.

6. DISTRIBUTION AND SERVICE PLANS

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution,

VAN KAMPEN MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

    The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $169,300 and $70,000 for Class B Shares and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

7. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. ACCOUNTING PRONOUNCEMENT

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

9. FUND MERGER

On September 19, 2007, the Trustees of Van Kampen Aggressive Growth Fund ("Target Fund") announced its intention to merge the Target Fund into the Van Kampen Mid Cap Growth Fund ("Acquiring Fund"). The Trustees of each of the funds have approved in principal an agreement and plan of reorganization between the funds providing for a transfer of assets and liabilities of the Target Fund to the Acquiring Fund in exchange for shares of beneficial interest of the Acquiring Fund (the "Reorganization"). The Reorganization is subject to the approval by the shareholders of the Target Fund.

VAN KAMPEN MID CAP GROWTH FUND

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

DENNIS SHEA
Vice President

J. DAVID GERMANY
Vice President

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

STUART N. SCHULDT
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
522 Fifth Avenue
New York, New York 10036

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
One Parkview Plaza--Suite 100
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

  Van Kampen Mid Cap Growth Fund

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen Mid Cap Growth Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

                                                           (continued on back)

  Van Kampen Mid Cap Growth Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                         Van Kampen Funds Inc.
                                                  1 Parkview Plaza - Suite 100
                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                                             www.vankampen.com

                                       Copyright (C)2007 Van Kampen Funds Inc.
                                       All rights reserved. Member FINRA/SIPC.

                                                             86, 186, 286, 602
                                                                   GFSAN 11/07
    (VAN KAMPEN INVESTMENTS LOGO)                           IU07-04510P-Y09/07

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Small Cap Growth Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of September 30, 2007.

       THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A CLASS A, B, AND C SHARE OR CLASS I SHARE PROSPECTUS FOR THE FUND BEING OFFERED. THE PROSPECTUS CONTAINS INFORMATION ABOUT THE FUND, INCLUDING THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. TO OBTAIN AN ADDITIONAL PROSPECTUS, CONTACT YOUR FINANCIAL ADVISOR OR DOWNLOAD ONE AT VANKAMPEN.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND, THEREFORE, THE VALUE OF THE FUND SHARES MAY BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS FUND.

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 9/30/07

                              A SHARES              B SHARES              C SHARES           I SHARES
                           since 11/27/00        since 11/27/00        since 11/27/00      since 2/2/06
-------------------------------------------------------------------------------------------------------
AVERAGE                              W/MAX                 W/MAX                 W/MAX
ANNUAL                     W/O       5.75%       W/O       5.00%       W/O       1.00%         W/O
TOTAL                     SALES      SALES      SALES      SALES      SALES      SALES        SALES
RETURNS                  CHARGES    CHARGES    CHARGES    CHARGES    CHARGES    CHARGES      CHARGES

Since Inception           3.21%      2.32%      2.46%      2.46%      2.45%      2.45%        14.24%

5-year                   20.77      19.37      19.88      19.73      19.86      19.86            --

1-year                   26.63      19.33      25.64      20.64      25.67      24.67         26.99

6-month                  15.98       9.34      15.56      10.56      15.57      14.57         16.11
-------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million and (iii) institutional clients with assets of at least $1 million. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund's return would have been lower. Figures shown above assume reinvestment of all dividends and capital gains.

The Russell 2000(R) Growth Index measures the performance of those Russell 2000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000(R) Index includes the 2,000 smallest companies in the Russell 3000(R) Index, which in turn consists of the 3,000 largest U.S. companies based on total market capitalization. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

Fund Report

FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2007

MARKET CONDITIONS

Domestic equities advanced amid an extremely challenging market environment for the six-month period ended September 30, 2007. Although stocks generally were in positive territory at the beginning of the reporting period, investors grew increasingly uneasy about the worsening state of the subprime mortgage market (which provide loans to less creditworthy customers), and feared the possibility of contagion into other areas of the market. Loan defaults and home foreclosures rose during the first half of the period, culminating in the bankruptcies at a number of mortgage lenders and contributing to the collapse of several hedge funds invested in subprime-backed securities from mid-June through mid-August. As a result, credit began tightening across the board at this time, removing much of the low-cost liquidity that had helped support the leveraged buyout boom and stocks' robust gains for the past several years. In addition, consumers became more cautious on spending, as gasoline prices increased and the housing market continued to languish.

Investors began to reassess risk during the volatile months of July and August, which fueled a rotation out of the higher yielding segments of the bond market into the relative safety of Treasury bonds. Moreover, market volatility further extended a slide in the U.S. dollar relative to major currencies. In an effort to stabilize and inject some much-needed liquidity into the financial system, the Federal Reserve Board (the "Fed") lowered the discount rate (the rate at which member banks borrow from the central bank) on August 17, 2007. However, the markets still reflected investors' uncertainty about future economic growth, which was only exacerbated by the troubling economic data released in September. Employment rates fell for the first time in four years, retail sales weakened, consumer confidence declined and oil prices continued to rise, marking a new high during the month. The Fed implemented a significant cut to the target federal funds rate, as well as lowered the discount rate again, in September. In response to these actions by the Fed, equity prices reversed their slide to finish the period with upward momentum.

PERFORMANCE ANALYSIS

All share classes of Van Kampen Small Cap Growth Fund outperformed the Russell 2000(R) Growth Index for the six months ended September 30, 2007, assuming no deduction of applicable sales charges.

TOTAL RETURNS FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2007

-------------------------------------------------------------------
                                              RUSSELL 2000(R)
      CLASS A   CLASS B   CLASS C   CLASS I    GROWTH INDEX

      15.98%    15.56%    15.57%    16.11%         6.70%
-------------------------------------------------------------------

The performance for the four share classes varies because each has different expenses. The Fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

For the six-month reporting period, all sectors of the Fund contributed positively to relative returns. The most significant contributor to performance was the consumer discretionary sector, where selection in retail, advertising agencies, casinos and gambling and education services companies greatly benefited relative returns. In the producer durable sector, investment in industrial products, instrument gauges, production technology equipment, and aerospace companies significantly bolstered performance. Additionally, security selection and an overweight allocation in the technology sector helped relative returns. Here, the Fund's holdings in computer services software firms proved to be quite advantageous to performance.

Because all sectors of the Fund contributed positively to relative returns for the period there were few detractors on a sector basis to overall performance. An underweight position in the materials and processing sector modestly dampened returns, as did a slight overweight allocation within the financial services sector. Stock selection in the autos and transportation sector and consumer staples sector were also slight detractors to the Fund's performance.

As of the end of the period, technology represented the largest sector weight and overweight in the portfolio, followed by the consumer discretionary and health care sectors. The consumer discretionary and health care sectors both were slightly underweight versus to the Russell 2000 Growth Index.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

TOP 10 HOLDINGS AS OF 9/30/07
GFI Group, Inc.                                                   1.4%
GSI Commerce, Inc.                                                1.4
Hologic, Inc.                                                     1.3
United Industrial Corp.                                           1.3
Equinix, Inc.                                                     1.3
Pediatrix Medical Group, Inc.                                     1.3
Oceaneering International, Inc.                                   1.3
FLIR Systems, Inc.                                                1.3
Psychiatric Solutions, Inc.                                       1.2
inVentiv Health, Inc.                                             1.2

SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF 9/30/07
Biotechnology                                                     7.3%
Application Software                                              6.9
Communications Equipment                                          4.8
Health Care Equipment                                             4.4
Oil & Gas Equipment & Services                                    4.1
Aerospace & Defense                                               4.0
Systems Software                                                  3.8
Internet Software & Services                                      3.5
Health Care Services                                              3.5
Investment Banking & Brokerage                                    3.5
Electronic Equipment Manufacturers                                3.1
Internet Retail                                                   3.0
Pharmaceuticals                                                   2.7
Diversified Commercial & Professional Services                    2.5
Health Care Supplies                                              2.5
Electrical Components & Equipment                                 2.0
Health Care Facilities                                            2.0
Oil & Gas Exploration & Production                                1.9
Semiconductor Equipment                                           1.8
Managed Health Care                                               1.6
Education Services                                                1.3
Apparel, Accessories & Luxury Goods                               1.3
Technology Distributors                                           1.3
Computer Storage & Peripherals                                    1.2
Movies & Entertainment                                            1.2
Fertilizers & Agricultural Chemicals                              1.1
Footwear                                                          1.1
Property & Casualty Insurance                                     1.0
Computer & Electronics Retail                                     1.0
Specialized Consumer Services                                     1.0
Casinos & Gaming                                                  1.0
Environmental & Facilities Services                               0.9
Leisure Products                                                  0.9
Electronic Manufacturing Services                                 0.9
Publishing                                                        0.9
Health Care Technology                                            0.8
Leisure Facilities                                                0.8
Marine                                                            0.8
Alternative Carriers                                              0.7
Auto Parts & Equipment                                            0.7

                                             (continued on next page)

SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF 9/30/07
                                       (continued from previous page)
Semiconductors                                                    0.7%
Construction & Farm Machinery & Heavy Trucks                      0.7
Human Resource & Employment Services                              0.7
Insurance Brokers                                                 0.6
Industrial Gases                                                  0.6
Commodity Chemicals                                               0.5
Apparel Retail                                                    0.5
Broadcasting & Cable TV                                           0.5
Household Appliances                                              0.5
Diversified Metals & Mining                                       0.5
Construction & Engineering                                        0.5
Commercial Printing                                               0.4
Home Entertainment Software                                       0.4
                                                                -----
Total Long-Term Investments                                      95.9
Short-Term Investments                                            4.2
Liabilities in Excess of Other Assets                            (0.1)
                                                                -----
Net Assets                                                      100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of total net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

HOUSEHOLDING NOTICE

       To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/07 - 9/30/07.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  BEGINNING         ENDING        EXPENSES PAID
                                                ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*
                                                ------------------------------------------------
                                                   4/1/07           9/30/07       4/1/07-9/30/07
Class A
  Actual......................................    $1,000.00        $1,159.81          $ 7.45
  Hypothetical................................     1,000.00         1,018.10            6.96
  (5% annual return before expenses)
Class B
  Actual......................................     1,000.00         1,155.58           11.53
  Hypothetical................................     1,000.00         1,014.30           10.78
  (5% annual return before expenses)
Class C
  Actual......................................     1,000.00         1,155.73           11.53
  Hypothetical................................     1,000.00         1,014.30           10.78
  (5% annual return before expenses)
Class I
  Actual......................................     1,000.00         1,161.08            6.16
  Hypothetical................................     1,000.00         1,019.30            5.76
  (5% annual return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.38%, 2.14%, 2.14% and 1.14% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 17, 2007 and May 30, 2007, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees also reviewed the benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund's portfolio management team and the Fund's portfolio management strategy over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

VAN KAMPEN SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 (UNAUDITED)

                                                              NUMBER OF
DESCRIPTION                                                    SHARES        VALUE
--------------------------------------------------------------------------------------
COMMON STOCKS  95.9%
AEROSPACE & DEFENSE  4.0%
Alliant Techsystems, Inc. (a)...............................    27,000    $  2,951,100
Ceradyne, Inc. (a)..........................................    40,000       3,029,600
Curtiss-Wright Corp. .......................................    59,000       2,802,500
Elbit Systems, Ltd. (Israel)................................    46,000       2,175,800
United Industrial Corp. ....................................    71,000       5,343,460
                                                                          ------------
                                                                            16,302,460
                                                                          ------------
ALTERNATIVE CARRIERS  0.7%
PAETEC Holding Corp. (a)....................................   245,000       3,055,150
                                                                          ------------

APPAREL, ACCESSORIES & LUXURY GOODS  1.3%
Fossil, Inc. (a)............................................    58,000       2,166,880
Warnaco Group, Inc. (a).....................................    82,000       3,203,740
                                                                          ------------
                                                                             5,370,620
                                                                          ------------
APPAREL RETAIL  0.5%
Zumiez, Inc. (a)............................................    47,000       2,085,390
                                                                          ------------

APPLICATION SOFTWARE  6.9%
Advent Software, Inc. (a)...................................    45,000       2,113,650
ANSYS, Inc. (a).............................................    85,000       2,904,450
Aspen Technology, Inc. (a)..................................   225,000       3,222,000
Blackbaud, Inc. ............................................   125,000       3,155,000
Concur Technologies, Inc. (a)...............................    75,000       2,364,000
EPIQ Systems, Inc. (a)......................................   110,000       2,070,200
FactSet Research Systems, Inc. .............................    30,000       2,056,500
Informatica Corp. (a).......................................   128,000       2,009,600
Interactive Intelligence, Inc. (a)..........................    93,000       1,767,000
NAVTEQ Corp. (a)............................................    45,000       3,508,650
Synchronoss Technologies, Inc. (a)..........................    75,000       3,154,500
                                                                          ------------
                                                                            28,325,550
                                                                          ------------
AUTO PARTS & EQUIPMENT  0.7%
Aftermarket Technology Corp. (a)............................    95,000       3,015,300
                                                                          ------------

BIOTECHNOLOGY  7.3%
Affymetrix, Inc. (a)........................................   165,000       4,186,050
Alexion Pharmaceuticals, Inc. (a)...........................    31,000       2,019,650
BioMarin Pharmaceuticals, Inc. (a)..........................    96,000       2,390,400
Cepheid, Inc. (a)...........................................   195,000       4,446,000
Exelixis, Inc. (a)..........................................    85,000         900,150
Genomic Health, Inc. (a)....................................   240,000       4,605,600
Halozyme Therapeutics, Inc. (a).............................   150,000       1,303,500
Illumina, Inc. (a)..........................................    37,000       1,919,560
Metabolix, Inc. (a).........................................    83,000       2,013,580
Pharmion Corp. (a)..........................................    50,000       2,307,000

 12                                            See Notes to Financial Statements

VAN KAMPEN SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

                                                              NUMBER OF
DESCRIPTION                                                    SHARES        VALUE
--------------------------------------------------------------------------------------
BIOTECHNOLOGY (CONTINUED)
Savient Pharmaceuticals, Inc. (a)...........................   136,000    $  1,978,800
United Therapeutics Corp. (a)...............................    30,000       1,996,200
                                                                          ------------
                                                                            30,066,490
                                                                          ------------
BROADCASTING & CABLE TV  0.5%
Tivo, Inc. (a)..............................................   325,000       2,063,750
                                                                          ------------

CASINOS & GAMING  1.0%
Bally Technologies, Inc. (a)................................   111,000       3,932,730
                                                                          ------------

COMMERCIAL PRINTING  0.4%
Deluxe Corp. ...............................................    47,000       1,731,480
                                                                          ------------

COMMODITY CHEMICALS  0.5%
Koppers Holdings, Inc. .....................................    56,000       2,162,160
                                                                          ------------

COMMUNICATIONS EQUIPMENT  4.8%
Ceragon Networks, Ltd. (Israel) (a).........................   260,000       4,940,000
Ciena Corp. (a).............................................    80,000       3,046,400
CommScope, Inc. (a).........................................    50,000       2,512,000
Comtech Telecommunications Corp. (a)........................    60,000       3,209,400
Foundry Networks, Inc. (a)..................................   205,000       3,642,850
Polycom, Inc. (a)...........................................    90,000       2,417,400
                                                                          ------------
                                                                            19,768,050
                                                                          ------------
COMPUTER & ELECTRONICS RETAIL  1.0%
GameStop Corp., Class A (a).................................    75,000       4,226,250
                                                                          ------------

COMPUTER STORAGE & PERIPHERALS  1.2%
Synaptics, Inc. (a).........................................   105,000       5,014,800
                                                                          ------------

CONSTRUCTION & ENGINEERING  0.5%
EMCOR Group, Inc. (a).......................................    60,000       1,881,600
                                                                          ------------

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS  0.7%
Wabtec Corp. ...............................................    75,000       2,809,500
                                                                          ------------

DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES  2.5%
FTI Consulting, Inc. (a)....................................    92,000       4,628,520
Geo Group, Inc. (a).........................................   125,000       3,701,250
Huron Consulting Group, Inc. (a)............................    28,000       2,033,360
                                                                          ------------
                                                                            10,363,130
                                                                          ------------
DIVERSIFIED METALS & MINING  0.5%
Amcol International Corp. ..................................    57,000       1,886,130
                                                                          ------------

See Notes to Financial Statements                                             13

VAN KAMPEN SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

                                                              NUMBER OF
DESCRIPTION                                                    SHARES        VALUE
--------------------------------------------------------------------------------------
EDUCATION SERVICES  1.3%
Capella Education Co. (a)...................................    58,000    $  3,242,780
ITT Educational Services, Inc. (a)..........................    17,500       2,129,575
                                                                          ------------
                                                                             5,372,355
                                                                          ------------
ELECTRICAL COMPONENTS & EQUIPMENT  2.0%
GrafTech International, Ltd. (a)............................   165,000       2,943,600
JA Solar Holdings Co., Ltd.--ADR (Cayman Islands) (a).......    75,000       3,371,250
Woodward Governor Co. ......................................    32,500       2,028,000
                                                                          ------------
                                                                             8,342,850
                                                                          ------------
ELECTRONIC EQUIPMENT MANUFACTURERS  3.1%
Dolby Laboratories, Inc., Class A (a).......................    53,000       1,845,460
FLIR Systems, Inc. (a)......................................    94,000       5,206,660
Itron, Inc. (a).............................................    43,000       4,002,010
Mettler-Toledo International, Inc. (a)......................    19,000       1,938,000
                                                                          ------------
                                                                            12,992,130
                                                                          ------------
ELECTRONIC MANUFACTURING SERVICES  0.9%
Plexus Corp. (a)............................................   131,000       3,589,400
                                                                          ------------

ENVIRONMENTAL & FACILITIES SERVICES  0.9%
American Ecology Corp. .....................................   185,000       3,920,150
                                                                          ------------

FERTILIZERS & AGRICULTURAL CHEMICALS  1.1%
Terra Industries, Inc. (a)..................................   147,000       4,595,220
                                                                          ------------

FOOTWEAR  1.1%
Crocs, Inc. (a).............................................    35,000       2,353,750
Deckers Outdoor Corp. (a)...................................    20,000       2,196,000
                                                                          ------------
                                                                             4,549,750
                                                                          ------------
HEALTH CARE EQUIPMENT  4.4%
Align Technology, Inc. (a)..................................   119,000       3,014,270
Hologic, Inc. (a)...........................................    90,000       5,490,000
IDEXX Laboratories, Inc. (a)................................    25,000       2,739,750
Kyphon, Inc. (a)............................................    55,000       3,850,000
Mentor Corp. ...............................................    65,000       2,993,250
                                                                          ------------
                                                                            18,087,270
                                                                          ------------
HEALTH CARE FACILITIES  2.0%
Psychiatric Solutions, Inc. (a).............................   130,000       5,106,400
Sun Healthcare Group, Inc. (a)..............................   189,000       3,158,190
                                                                          ------------
                                                                             8,264,590
                                                                          ------------
HEALTH CARE SERVICES  3.5%
Chemed Corp. ...............................................    65,000       4,040,400
inVentiv Health, Inc. (a)...................................   115,000       5,039,300
Pediatrix Medical Group, Inc. (a)...........................    81,000       5,299,020
                                                                          ------------
                                                                            14,378,720
                                                                          ------------

 14                                            See Notes to Financial Statements

VAN KAMPEN SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

                                                              NUMBER OF
DESCRIPTION                                                    SHARES        VALUE
--------------------------------------------------------------------------------------
HEALTH CARE SUPPLIES  2.5%
Dade Behring Holdings, Inc. ................................    51,000    $  3,893,850
Immucor, Inc. (a)...........................................   116,000       4,147,000
PolyMedica Corp. ...........................................    41,000       2,153,320
                                                                          ------------
                                                                            10,194,170
                                                                          ------------
HEALTH CARE TECHNOLOGY  0.8%
Phase Forward, Inc. (a).....................................   170,000       3,401,700
                                                                          ------------

HOME ENTERTAINMENT SOFTWARE  0.4%
THQ, Inc. (a)...............................................    63,000       1,573,740
                                                                          ------------

HOUSEHOLD APPLIANCES  0.5%
Snap-On, Inc. ..............................................    41,000       2,031,140
                                                                          ------------

HUMAN RESOURCE & EMPLOYMENT SERVICES  0.7%
Watson Wyatt Worldwide, Inc., Class A.......................    61,000       2,741,340
                                                                          ------------

INDUSTRIAL GASES  0.6%
Airgas, Inc. ...............................................    45,000       2,323,350
                                                                          ------------

INSURANCE BROKERS  0.6%
eHealth, Inc. (a)...........................................    87,000       2,409,900
                                                                          ------------

INTERNET RETAIL  3.0%
Gmarket, Inc.--ADR (South Korea) (a)........................    93,000       2,180,850
GSI Commerce, Inc. (a)......................................   210,000       5,586,000
NutriSystem, Inc. (a).......................................    35,000       1,641,150
Priceline.com, Inc. (a).....................................    35,000       3,106,250
                                                                          ------------
                                                                            12,514,250
                                                                          ------------
INTERNET SOFTWARE & SERVICES  3.5%
Baidu.com, Inc.--ADR (Cayman Islands) (a)...................    14,000       4,055,100
Digital River, Inc. (a).....................................    68,000       3,043,000
Equinix, Inc. (a)...........................................    60,000       5,321,400
GigaMedia, Ltd. (Singapore) (a).............................   124,000       2,003,840
                                                                          ------------
                                                                            14,423,340
                                                                          ------------
INVESTMENT BANKING & BROKERAGE  3.5%
GFI Group, Inc. (a).........................................    65,000       5,597,800
Greenhill & Co., Inc. ......................................    62,000       3,785,100
Investment Technology Group, Inc. (a).......................   115,000       4,942,700
                                                                          ------------
                                                                            14,325,600
                                                                          ------------
LEISURE FACILITIES  0.8%
LIFE TIME FITNESS, Inc. (a).................................    53,000       3,251,020
                                                                          ------------

LEISURE PRODUCTS  0.9%
Smith & Wesson Holding Corp. (a)............................   195,000       3,722,550
                                                                          ------------

See Notes to Financial Statements                                             15

VAN KAMPEN SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

                                                              NUMBER OF
DESCRIPTION                                                    SHARES        VALUE
--------------------------------------------------------------------------------------
MANAGED HEALTH CARE  1.6%
AMERIGROUP Corp. (a)........................................   136,000    $  4,689,280
WellCare Health Plans, Inc. (a).............................    18,500       1,950,455
                                                                          ------------
                                                                             6,639,735
                                                                          ------------
MARINE  0.8%
DryShips, Inc. (Marshall Islands)...........................    35,000       3,179,750
                                                                          ------------

MOVIES & ENTERTAINMENT  1.2%
DreamWorks Animation SKG, Inc., Class A (a).................    90,000       3,007,800
Live Nation, Inc. (a).......................................    89,000       1,891,250
                                                                          ------------
                                                                             4,899,050
                                                                          ------------
OIL & GAS EQUIPMENT & SERVICES  4.1%
Core Laboratories N.V. (Netherlands) (a)....................    33,000       4,203,870
Dawson Geophysical Co. (a)..................................    27,000       2,092,770
Dril Quip Inc. (a)..........................................    43,000       2,122,050
Oceaneering International, Inc. (a).........................    69,000       5,230,200
W-H Energy Services, Inc. (a)...............................    44,000       3,245,000
                                                                          ------------
                                                                            16,893,890
                                                                          ------------
OIL & GAS EXPLORATION & PRODUCTION  1.9%
Berry Petroleum Co., Class A................................    81,000       3,206,790
Cabot Oil & Gas Corp. ......................................   135,000       4,746,600
                                                                          ------------
                                                                             7,953,390
                                                                          ------------
PHARMACEUTICALS  2.7%
Adams Respiratory Therapeutics, Inc. (a)....................    75,000       2,890,500
Medicis Pharmaceutical Corp., Class A.......................    95,000       2,898,450
Obagi Medical Products, Inc. (a)............................   175,000       3,232,250
Sciele Pharma, Inc. (a).....................................    80,000       2,081,600
                                                                          ------------
                                                                            11,102,800
                                                                          ------------
PROPERTY & CASUALTY INSURANCE  1.0%
Navigators Group, Inc. (a)..................................    40,000       2,170,000
SeaBright Insurance Holdings, Inc. (a)......................   122,000       2,082,540
                                                                          ------------
                                                                             4,252,540
                                                                          ------------
PUBLISHING  0.9%
Morningstar, Inc. (a).......................................    57,500       3,530,500
                                                                          ------------

SEMICONDUCTOR EQUIPMENT  1.8%
Tessera Technologies, Inc. (a)..............................   100,000       3,750,000
Varian Semiconductor Equipment Associates, Inc. (a).........    35,000       1,873,200
Verigy, Ltd. (Singapore) (a)................................    73,000       1,803,830
                                                                          ------------
                                                                             7,427,030
                                                                          ------------
SEMICONDUCTORS  0.7%
Mellanox Technologies, Ltd. (Israel) (a)....................   150,000       2,929,500
                                                                          ------------

SPECIALIZED CONSUMER SERVICES  1.0%
Sotheby's...................................................    83,000       3,966,570
                                                                          ------------

 16                                            See Notes to Financial Statements

VAN KAMPEN SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

                                                              NUMBER OF
DESCRIPTION                                                    SHARES        VALUE
--------------------------------------------------------------------------------------
SYSTEMS SOFTWARE  3.8%
Commvault Systems, Inc. (a).................................   145,000    $  2,685,400
Double-Take Software, Inc. (a)..............................   114,600       2,190,006
MICROS Systems, Inc. (a)....................................    69,000       4,489,830
Progress Software Corp. (a).................................   102,000       3,090,600
VASCO Data Security International, Inc. (a).................    90,000       3,177,900
                                                                          ------------
                                                                            15,633,736
                                                                          ------------
TECHNOLOGY DISTRIBUTORS  1.3%
Anixter International, Inc. (a).............................    25,000       2,061,250
Brightpoint, Inc. (a).......................................   220,000       3,302,200
                                                                          ------------
                                                                             5,363,450
                                                                          ------------
TOTAL LONG-TERM INVESTMENTS  95.9%
(Cost $329,038,786)....................................................    394,837,016
                                                                          ------------

REPURCHASE AGREEMENTS  4.2%
Banc of America Securities ($5,758,783 par collateralized by U.S.
  Government obligations in a pooled cash account, interest rate of
  5.10%, dated 09/28/07, to be sold on 10/01/07 at $5,761,230).........      5,758,783
Citigroup Global Markets, Inc. ($5,118,918 par collateralized by U.S.
  Government obligations in a pooled cash account, interest rate of
  4.90%, dated 09/28/07, to be sold on 10/01/07 at $5,121,008).........      5,118,918
State Street Bank & Trust Co. ($6,641,299 par collateralized by U.S.
  Government obligations in a pooled cash account, interest rate of
  4.55%, dated 09/28/07, to be sold on 10/01/07 at $6,643,818).........      6,641,299
                                                                          ------------

TOTAL REPURCHASE AGREEMENTS
  (Cost $17,519,000)...................................................     17,519,000
                                                                          ------------

TOTAL INVESTMENTS  100.1%
  (Cost $346,557,786)..................................................    412,356,016
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.1%)..........................       (572,836)
                                                                          ------------

NET ASSETS  100.0%.....................................................   $411,783,180
                                                                          ============

Percentages are calculated as a percentage of net assets.

(a) Non-income producing security as this stock currently does not declare income dividends.

ADR--American Depositary Receipt

See Notes to Financial Statements                                             17

VAN KAMPEN SMALL CAP GROWTH FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
September 30, 2007 (Unaudited)

ASSETS:
Total Investments (Cost $346,557,786).......................  $412,356,016
Cash........................................................           642
Receivables:
  Investments Sold..........................................     6,544,337
  Fund Shares Sold..........................................     2,203,195
  Dividends.................................................        22,808
  Interest..................................................         7,056
Other.......................................................        69,832
                                                              ------------
    Total Assets............................................   421,203,886
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     7,937,562
  Fund Shares Repurchased...................................       729,669
  Investment Advisory Fee...................................       256,644
  Distributor and Affiliates................................       246,546
Trustees' Deferred Compensation and Retirement Plans........       124,588
Accrued Expenses............................................       125,697
                                                              ------------
    Total Liabilities.......................................     9,420,706
                                                              ------------
NET ASSETS..................................................  $411,783,180
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $0.01 per share with an unlimited
  number of shares authorized)..............................  $324,403,729
Net Unrealized Appreciation.................................    65,798,230
Accumulated Net Realized Gain...............................    23,625,828
Accumulated Net Investment Loss.............................    (2,044,607)
                                                              ------------
NET ASSETS..................................................  $411,783,180
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $291,829,439 and 23,511,802 shares of
    beneficial interest issued and outstanding).............  $      12.41
    Maximum sales charge (5.75%* of offering price).........          0.76
                                                              ------------
    Maximum offering price to public........................  $      13.17
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $53,060,597 and 4,492,362 shares of
    beneficial interest issued and outstanding).............  $      11.81
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $40,650,376 and 3,444,626 shares of
    beneficial interest issued and outstanding).............  $      11.80
                                                              ============
  Class I Shares:
    Net asset value and offering price per share (Based on
    net assets of $26,242,768 and 2,105,199 shares of
    beneficial interest issued and outstanding).............  $      12.47
                                                              ============

*   On sales of $100,000 or more, the sales charge will be reduced.

 18                                            See Notes to Financial Statements

VAN KAMPEN SMALL CAP GROWTH FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended September 30, 2007 (Unaudited)

INVESTMENT INCOME:
Dividends...................................................  $   444,080
Interest....................................................      403,859
                                                              -----------
    Total Income............................................      847,939
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    1,445,547
Distribution (12b-1) and Service Fees
  Class A...................................................      317,349
  Class B...................................................      257,833
  Class C...................................................      176,673
Transfer Agent Fees.........................................      406,178
Accounting and Administrative Expenses......................       44,394
Reports to Shareholders.....................................       42,441
Registration Fees...........................................       38,396
Professional Fees...........................................       27,636
Custody.....................................................       16,682
Trustees' Fees and Related Expenses.........................       13,272
Other.......................................................       18,038
                                                              -----------
    Total Expenses..........................................    2,804,439
    Less Credits Earned on Cash Balances....................        8,661
                                                              -----------
    Net Expenses............................................    2,795,778
                                                              -----------
NET INVESTMENT LOSS.........................................  $(1,947,839)
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $13,406,128
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   23,858,119
  End of the Period.........................................   65,798,230
                                                              -----------
Net Unrealized Appreciation During the Period...............   41,940,111
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $55,346,239
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $53,398,400
                                                              ===========

See Notes to Financial Statements                                             19

VAN KAMPEN SMALL CAP GROWTH FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                             FOR THE             FOR THE
                                                         SIX MONTHS ENDED       YEAR ENDED
                                                        SEPTEMBER 30, 2007    MARCH 31, 2007
                                                        ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss...................................     $ (1,947,839)      $  (3,188,155)
Net Realized Gain.....................................       13,406,128          20,019,978
Net Unrealized Appreciation/Depreciation During the
  Period..............................................       41,940,111         (15,833,402)
                                                           ------------       -------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...       53,398,400             998,421
                                                           ------------       -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.............................       92,111,975         195,055,576
Cost of Shares Repurchased............................      (58,049,955)       (105,830,990)
                                                           ------------       -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS....       34,062,020          89,224,586
                                                           ------------       -------------
TOTAL INCREASE IN NET ASSETS..........................       87,460,420          90,223,007
NET ASSETS:
Beginning of the Period...............................      324,322,760         234,099,753
                                                           ------------       -------------
End of the Period (Including accumulated net
  investment loss of $2,044,607 and $96,768,
  respectively).......................................     $411,783,180       $ 324,322,760
                                                           ============       =============

 20                                            See Notes to Financial Statements

VAN KAMPEN SMALL CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                               SIX MONTHS
                                  ENDED                    YEAR ENDED MARCH 31,
CLASS A SHARES                SEPTEMBER 30,   -----------------------------------------------
                                  2007         2007      2006      2005      2004      2003
                              ---------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD.................    $10.70       $10.80    $ 7.98    $ 7.11    $ 4.73    $  6.32
                                 ------       ------    ------    ------    ------    -------
  Net Investment Loss (a)....     (0.05)       (0.09)    (0.10)    (0.09)    (0.08)     (0.06)
  Net Realized and Unrealized
    Gain/Loss................      1.76        (0.01)     2.92      0.96      2.46      (1.53)
                                 ------       ------    ------    ------    ------    -------
Total from Investment
  Operations.................      1.71        (0.10)     2.82      0.87      2.38      (1.59)
                                 ------       ------    ------    ------    ------    -------
NET ASSET VALUE, END OF THE
  PERIOD.....................    $12.41       $10.70    $10.80    $ 7.98    $ 7.11    $  4.73
                                 ======       ======    ======    ======    ======    =======

Total Return* (b)............    15.98%**     -0.83%    35.21%    12.08%    50.53%    -25.16%
Net Assets at End of the
  Period (In millions).......    $291.8       $226.6    $146.9    $ 57.2    $ 47.2    $  23.7
Ratio of Expenses to Average
  Net Assets* (c)............     1.38%        1.47%     1.61%     1.60%     1.60%      1.60%
Ratio of Net Investment Loss
  to Average Net Assets*.....    (0.91%)      (0.92%)   (1.06%)   (1.15%)   (1.30%)    (1.20%)
Portfolio Turnover...........       89%**       321%      277%      281%      332%       232%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to
     Average Net Assets
     (c).....................       N/A          N/A     1.63%     1.74%     1.77%      1.79%
   Ratio of Net Investment
     Loss to Average Net
     Assets..................       N/A          N/A    (1.09%)   (1.29%)   (1.47%)    (1.39%)

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the year ended March 31, 2006.

N/A=Not Applicable

See Notes to Financial Statements                                             21

VAN KAMPEN SMALL CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                               SIX MONTHS
                                  ENDED                    YEAR ENDED MARCH 31,
CLASS B SHARES                SEPTEMBER 30,   -----------------------------------------------
                                  2007         2007      2006      2005      2004      2003
                              ---------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD.................    $10.22       $10.39    $ 7.74    $ 6.95    $ 4.65    $  6.26
                                 ------       ------    ------    ------    ------    -------
  Net Investment Loss (a)....     (0.09)       (0.16)    (0.16)    (0.14)    (0.13)     (0.10)
  Net Realized and Unrealized
    Gain/Loss................      1.68        (0.01)     2.81      0.93      2.43      (1.51)
                                 ------       ------    ------    ------    ------    -------
Total from Investment
  Operations.................      1.59        (0.17)     2.65      0.79      2.30      (1.61)
                                 ------       ------    ------    ------    ------    -------
NET ASSET VALUE, END OF THE
  PERIOD.....................    $11.81       $10.22    $10.39    $ 7.74    $ 6.95    $  4.65
                                 ======       ======    ======    ======    ======    =======

Total Return* (b)............    15.56%**     -1.64%    34.24%    11.37%    49.46%    -25.60%
Net Assets at End of the
  Period (In millions).......    $ 53.1       $ 50.6    $ 59.1    $ 43.7    $ 42.9    $  21.8
Ratio of Expenses to Average
  Net Assets* (c)............     2.14%        2.22%     2.36%     2.35%     2.35%      2.35%
Ratio of Net Investment Loss
  to Average Net Assets*.....    (1.67%)      (1.68%)   (1.83%)   (1.91%)   (2.06%)    (1.95%)
Portfolio Turnover...........       89%**       321%      277%      281%      332%       232%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to
     Average Net Assets
     (c).....................       N/A          N/A     2.39%     2.49%     2.52%      2.54%
   Ratio of Net Investment
     Loss to Average Net
     Assets..................       N/A          N/A    (1.86%)   (2.05%)   (2.23%)    (2.14%)

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the year ended March 31, 2006.

N/A=Not Applicable

 22                                            See Notes to Financial Statements

VAN KAMPEN SMALL CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                 SIX MONTHS
                                    ENDED                    YEAR ENDED MARCH 31,
CLASS C SHARES                  SEPTEMBER 30,   ----------------------------------------------
                                    2007         2007      2006      2005      2004      2003
                                --------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD...................    $10.21       $10.38    $ 7.73    $ 6.94    $ 4.65    $ 6.25
                                   ------       ------    ------    ------    ------    ------
  Net Investment Loss (a)......     (0.09)       (0.16)    (0.16)    (0.14)    (0.13)    (0.10)
  Net Realized and Unrealized
    Gain/Loss..................      1.68        (0.01)     2.81      0.93      2.42     (1.50)
                                   ------       ------    ------    ------    ------    ------
Total from Investment
  Operations...................      1.59        (0.17)     2.65      0.79      2.29     (1.60)
                                   ------       ------    ------    ------    ------    ------
NET ASSET VALUE, END OF THE
  PERIOD.......................    $11.80       $10.21    $10.38    $ 7.73    $ 6.94    $ 4.65
                                   ======       ======    ======    ======    ======    ======

Total Return* (b)..............    15.57%**     -1.64%    34.28%    11.22%    49.46%    -25.60%
Net Assets at End of the Period
  (In millions)................    $ 40.7       $ 31.7    $ 28.0    $ 16.3    $ 18.3    $ 10.7
Ratio of Expenses to Average
  Net Assets* (c)..............     2.14%        2.22%     2.36%     2.35%     2.35%     2.35%
Ratio of Net Investment Loss to
  Average Net Assets*..........    (1.67%)      (1.68%)   (1.83%)   (1.91%)   (2.06%)   (1.95%)
Portfolio Turnover.............       89%**       321%      277%      281%      332%      232%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average
     Net Assets (c)............       N/A          N/A     2.39%     2.49%     2.52%     2.54%
   Ratio of Net Investment Loss
     to Average Net Assets.....       N/A          N/A    (1.86%)   (2.05%)   (2.23%)   (2.14%)

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the year ended March 31, 2006.

N/A=Not Applicable

See Notes to Financial Statements                                             23

VAN KAMPEN SMALL CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                 SIX MONTHS                   FEBRUARY 2, 2006
                                                    ENDED                     (COMMENCEMENT OF
CLASS I SHARES                                  SEPTEMBER 30,                  OPERATIONS) TO
                                                    2007         3/31/2007     MARCH 31, 2006
                                                ----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.......    $10.74         $10.80           $10.00
                                                   ------         ------           ------
  Net Investment Loss (a)......................     (0.04)         (0.07)           (0.01)
  Net Realized and Unrealized Gain.............      1.77           0.01             0.81
                                                   ------         ------           ------
Total from Investment Operations...............      1.73          (0.06)            0.80
                                                   ------         ------           ------
NET ASSET VALUE, END OF THE PERIOD.............    $12.47         $10.74           $10.80
                                                   ======         ======           ======

Total Return* (b)..............................    16.11%**       -0.56%            8.00%**
Net Assets at End of the Period (In
  millions)....................................    $ 26.2         $ 15.5           $  0.1
Ratio of Expenses to Average Net Assets* (c)...     1.14%          1.22%            1.36%
Ratio of Net Investment Loss to Average Net
  Assets*......................................    (0.66%)        (0.67%)          (0.68%)
Portfolio Turnover.............................       89%**         321%             277%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets
     (c).......................................       N/A            N/A            1.42%
   Ratio of Net Investment Loss to Average Net
     Assets....................................       N/A            N/A           (0.75%)

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the period ended March 31, 2006.

N/A=Not Applicable

 24                                            See Notes to Financial Statements

VAN KAMPEN SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Small Cap Growth Fund (the "Fund") is organized as a separate diversified series of the Van Kampen Equity Trust, a Delaware statutory trust which is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek capital appreciation. The Fund invests primarily in common stocks and other equity securities of small companies that the Fund's investment adviser believes have above-average potential for capital appreciation. The Fund commenced investment operations on November 27, 2000. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

VAN KAMPEN SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, the tax authorities can examine all tax returns filed for the last three years. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in "Other" expenses on the Statement of Operations. The Fund adopted the provision of the Financial Accounting Standards Board's (FASB) Interpretation number 48 Accounting for Uncertainty in Income Taxes, on September 30, 2007. As of September 30, 2007, this did not result in an impact to the Fund's financial statements.

    At September 30, 2007, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes........................  $346,811,667
                                                              ============
Gross tax unrealized appreciation...........................  $ 68,266,099
Gross tax unrealized depreciation...........................    (2,721,750)
                                                              ------------
Net tax unrealized appreciation on investments..............  $ 65,544,349
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends at least annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes. There were no distributions paid during the year ended March 31, 2007.

    As of March 31, 2007, the component of distributable earnings on a tax basis was as follows:

Undistributed long-term capital gain........................  $10,779,329

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

F. EXPENSE REDUCTIONS During the six months ended September 30, 2007, the Fund's custody fee was reduced by $8,661 as a result of credits earned on cash balances.

VAN KAMPEN SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     .80%
Next $500 million...........................................     .75%
Over $1 billion.............................................     .70%

    The Adviser has agreed to waive all expenses in excess of 1.60% of Class A average daily net assets, 2.35% of Class B average daily net assets, 2.35% of Class C average daily net assets and 1.35% of Class I average daily net assets. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion. For the six months ended September 30, 2007, the Adviser did not waive any of its advisory fees.

    For the six months ended September 30, 2007, the Fund recognized expenses of approximately $2,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

    Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended September 30, 2007, the Fund recognized expenses of approximately $35,400 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Professional Fees" on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Accounting and Administrative Expenses" on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended September 30, 2007, the Fund recognized expenses of approximately $345,100 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $53,699 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2007. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon

VAN KAMPEN SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the six months ended September 30, 2007 the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of the Adviser, totaling $10,861.

    For the six months ended September 30, 2007, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $94,600 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $63,300. Sales charges do not represent expenses of the Fund.

    At September 30, 2007, Morgan Stanley Investment Management, Inc., an affiliate of the Advisor, owned 1,001 shares of Class I.

3. CAPITAL TRANSACTIONS

For the six months ended September 30, 2007 and the year ended March 31, 2007, transactions were as follows:

                                             FOR THE                        FOR THE
                                         SIX MONTHS ENDED                  YEAR ENDED
                                        SEPTEMBER 30, 2007               MARCH 31, 2007
                                    --------------------------    ----------------------------
                                      SHARES         VALUE          SHARES           VALUE
Sales:
  Class A.........................   6,255,921    $ 72,182,680     15,323,552    $ 156,303,037
  Class B.........................     342,469       3,765,834      1,153,649       11,451,624
  Class C.........................     653,792       7,212,545      1,173,828       11,584,057
  Class I.........................     774,683       8,950,916      1,542,191       15,716,858
                                    ----------    ------------    -----------    -------------
Total Sales.......................   8,026,865    $ 92,111,975     19,193,220    $ 195,055,576
                                    ==========    ============    ===========    =============
Repurchases:
  Class A.........................  (3,910,923)   $(44,647,608)    (7,767,962)   $ (78,870,319)
  Class B.........................    (798,802)     (8,734,430)    (1,895,972)     (18,425,267)
  Class C.........................    (309,723)     (3,381,706)      (771,053)      (7,449,396)
  Class I.........................    (111,049)     (1,286,211)      (106,539)      (1,086,008)
                                    ----------    ------------    -----------    -------------
Total Repurchases.................  (5,130,497)   $(58,049,955)   (10,541,526)   $(105,830,990)
                                    ==========    ============    ===========    =============

4. REDEMPTION FEE

The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee is paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the six months ended September 30, 2007, the Fund received redemption fees of approximately $5,200 which are reported as part of "Cost of Shares Repurchased" on the Statement of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01.

5. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $337,516,273 and $307,898,760, respectively.

VAN KAMPEN SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

6. DISTRIBUTION AND SERVICE PLANS

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

    The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $298,800 and $47,300 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

7. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. ACCOUNTING PRONOUNCEMENT

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

VAN KAMPEN SMALL CAP GROWTH FUND

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

DENNIS SHEA
Vice President

J. DAVID GERMANY
Vice President

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

STUART N. SCHULDT
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
522 Fifth Avenue
New York, New York 10036

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
One Parkview Plaza, Suite 100
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

  Van Kampen Small Cap Growth Fund

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen Small Cap Growth Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

                                                           (continued on back)

  Van Kampen Small Cap Growth Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                         Van Kampen Funds Inc.
                                                  1 Parkview Plaza - Suite 100
                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                                             www.vankampen.com

                                       Copyright (C)2007 Van Kampen Funds Inc.
                                       All rights reserved. Member FINRA/SIPC.

                                                             47, 247, 347, 647
                                                                  SCGSAN 11/07
    (VAN KAMPEN INVESTMENTS LOGO)                           IU07-04708P-Y09/07

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Select Growth Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of September 30, 2007.

       THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A CLASS A, B, AND C SHARE PROSPECTUS FOR THE FUND BEING OFFERED. THE PROSPECTUSES CONTAIN INFORMATION ABOUT THE FUND, INCLUDING THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. TO OBTAIN AN ADDITIONAL PROSPECTUS, CONTACT YOUR FINANCIAL ADVISOR OR DOWNLOAD ONE AT VANKAMPEN.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND, THEREFORE, THE VALUE OF THE FUND SHARES MAY BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS FUND. PLEASE SEE THE PROSPECTUS FOR MORE COMPLETE INFORMATION ON INVESTMENT RISKS.

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

PERFORMANCE SUMMARY as of 9/30/07

                                A SHARES               B SHARES               C SHARES
                              since 6/26/00          since 6/26/00          since 6/26/00
--------------------------------------------------------------------------------------------
                                        W/MAX                  W/MAX                  W/MAX
                                        5.75%                  5.00%                  1.00%
AVERAGE ANNUAL             W/O SALES    SALES     W/O SALES    SALES     W/O SALES    SALES
TOTAL RETURNS               CHARGES     CHARGE     CHARGES     CHARGE     CHARGES     CHARGE

Since Inception             -5.27%      -6.04%     -6.00%      -6.00%     -5.98%      -5.98%

5-year                      12.78       11.42      11.88       11.69      11.91       11.91

1-year                      27.12       19.89      26.09       21.09      26.28       25.28

6-month                     15.98        9.22      15.58       10.58      15.55       14.55
--------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. Figures shown above assume reinvestment of all dividends and capital gains. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund's returns would have been lower.

The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those Russell 1000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an index of the 1,000 largest U.S. companies based on total market capitalization. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

Fund Report

FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2007

MARKET CONDITIONS

Domestic equities advanced amid an extremely challenging market environment for the six-month period ended September 30, 2007. Although stocks generally were in positive territory at the beginning of the reporting period, investors grew increasingly uneasy about the worsening state of the subprime mortgage market (which provide loans to less creditworthy customers), and feared the possibility of contagion into other areas of the market. Loan defaults and home foreclosures rose during the first half of the period, culminating in the bankruptcies at a number of mortgage lenders and contributing to the collapse of several hedge funds invested in subprime-backed securities from mid-June through mid-August. As a result, credit began tightening across the board at this time, removing much of the low-cost liquidity that had helped support the leveraged buyout boom and stocks' robust gains for the past several years. In addition, consumers became more cautious on spending, as gasoline prices increased and the housing market continued to languish.

Investors began to reassess risk during the volatile months of July and August, which fueled a rotation out of the higher yielding segments of the bond market into the relative safety of Treasury bonds. Moreover, market volatility further extended a slide in the U.S. dollar relative to major currencies. In an effort to stabilize and inject some much-needed liquidity into the financial system, the Federal Reserve Board (the "Fed") lowered the discount rate (the rate at which member banks borrow from the central bank) on August 17, 2007. However, the markets still reflected investors' uncertainty about future economic growth, which was only exacerbated by the troubling economic data released in September. Employment rates fell for the first time in four years, retail sales weakened, consumer confidence declined and oil prices continued to rise, marking a new high during the month. The Fed implemented a significant cut to the target federal funds rate, as well as lowered the discount rate again, in September. In response to these actions by the Fed, equity prices reversed their slide to finish the period with upward momentum.

PERFORMANCE ANALYSIS

All share classes of Van Kampen Select Growth Fund outperformed the Russell 1000(R) Growth Index for the six months ended September 30, 2007, assuming no deduction of applicable sales charges.

TOTAL RETURNS FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2007

-------------------------------------------------------
                                       RUSSELL
                                       1000(R)
      CLASS A   CLASS B   CLASS C   GROWTH INDEX

      15.98%    15.58%    15.55%       11.35%
-------------------------------------------------------

The performance for the three share classes varies because each has different expenses. The Fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

Among the more significant contributors to the Fund's strong performance against the Russell 1000 Growth Index for the period was the materials and processing sector, where an overweight allocation and security selection, including a single holding in a metal fabricating company, had the largest positive impact on relative returns. Within the "other energy" sector, an overweight position and investments in oil well equipment firms and crude oil producers also greatly benefited performance. Additionally, security selection in telecommunication services companies in the utilities sector was advantageous to the Fund's performance.

Although there were many positive contributors to performance for the six-month period, still there were a few detractors to the Fund's relative returns. In the financial services sector, security selection was a key detractor to performance for the period. Here, areas of weakness included holdings in diversified financial services companies, financial data processing services companies, and securities brokerage and services firms. Security selection and an underweight allocation in the consumer staples sector also hurt relative returns. Finally, the Fund's lack of exposure to the integrated oils sector dampened returns relative to the Russell 1000 Growth Index.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

TOP 10 HOLDINGS AS OF 9/30/07
Google, Inc., Class A                                             5.2%
China Merchants Holdings International Co., Ltd.                  5.0
Corning, Inc.                                                     4.6
Precision Castparts Corp.                                         4.3
Monsanto Co.                                                      4.0
eBay, Inc.                                                        3.6
Apple Computer, Inc.                                              3.6
Schlumberger, Ltd.                                                3.0
ARUZE CORP.                                                       2.9
America Movil, SA de CV, Ser L--ADR                               2.6

SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF 9/30/07
Internet Software & Services                                      9.0%
Computer Hardware                                                 8.9
Communications Equipment                                          8.5
Aerospace & Defense                                               5.6
Marine Ports & Services                                           5.0
Fertilizers & Agricultural Chemicals                              4.0
Oil & Gas Equipment & Services                                    3.6
Oil & Gas Exploration & Production                                3.6
Biotechnology                                                     3.4
Wireless Telecommunication Services                               3.4
Specialized Finance                                               3.4
Leisure Products                                                  2.9
Semiconductors                                                    2.5
Broadcasting & Cable TV                                           2.4
Apparel Retail                                                    2.4
Real Estate Management & Development                              2.2
Hypermarkets & Super Centers                                      2.1
Internet Retail                                                   1.7
Managed Health Care                                               1.7
Investment Banking & Brokerage                                    1.7
Casinos & Gaming                                                  1.6
Air Freight & Logistics                                           1.6
Health Care Equipment                                             1.6
Pharmaceuticals                                                   1.5
Footwear                                                          1.4
Multi-Line Insurance                                              1.3
Other Diversified Financial Services                              1.2
Construction & Farm Machinery & Heavy Trucks                      1.2
Hotels, Resorts & Cruise Lines                                    1.1
Systems Software                                                  1.1
Auto Parts & Equipment                                            1.1
Apparel, Accessories & Luxury Goods                               1.1
Household Products                                                1.0
Diversified Metals & Mining                                       1.0
Drug Retail                                                       1.0
Computer & Electronics Retail                                     1.0
Industrial Conglomerates                                          0.9
Soft Drinks                                                       0.9
Consumer Finance                                                  0.8
Electric Utilities                                                0.7

                                             (continued on next page)

SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF 9/30/07
(continued from previous page)
Motorcycle Manufacturers                                          0.7%
Computer Storage & Peripherals                                    0.7
Asset Management & Custody Banks                                  0.7
Oil & Gas Refining & Marketing                                    0.7
Department Stores                                                 0.6
Diversified Commercial & Professional Services                    0.6
Property & Casualty Insurance                                     0.5
Heavy Electrical Equipment                                        0.4
Construction Materials                                            0.0*
Reinsurance                                                       0.0*
                                                                -----
Total Long-Term Investments                                     106.0
Total Repurchase Agreements                                       5.6
                                                                -----
Total Investments                                               111.6
Liabilities in Excess of Other Assets                           (11.6)
                                                                -----
Net Assets                                                      100.0%

*   Amount is less than 0.1%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

HOUSEHOLDING NOTICE

       To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/07 - 9/30/07.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

                                                  BEGINNING         ENDING        EXPENSES PAID
                                                ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*
                                                ------------------------------------------------
                                                   4/1/07           9/30/07       4/1/07-9/30/07
Class A
  Actual......................................    $1,000.00        $1,159.79          $ 8.53
  Hypothetical................................     1,000.00         1,017.10            7.97
  (5% annual return before expenses)
Class B
  Actual......................................     1,000.00         1,155.80           12.56
  Hypothetical................................     1,000.00         1,013.35           11.73
  (5% annual return before expenses)
Class C
  Actual......................................     1,000.00         1,155.52           12.56
  Hypothetical................................     1,000.00         1,013.35           11.73
  (5% annual return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.58%, 2.33% and 2.33% for Class A, B and C Shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). These expense ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.
 8

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 17, 2007 and May 30, 2007, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. Finally, the Board considered materials it had received in approving a change in the Fund's diversification status from non-diversified to diversified. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees also reviewed the benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes in the Fund's portfolio management team and the Fund's portfolio management strategy over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

VAN KAMPEN SELECT GROWTH FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 (UNAUDITED)

                                                              NUMBER OF
DESCRIPTION                                                     SHARES        VALUE
---------------------------------------------------------------------------------------
COMMON STOCKS  106.0%
AEROSPACE & DEFENSE  5.6%
Alliant Techsystems, Inc. (a)...............................      5,847    $    639,077
Honeywell International, Inc. ..............................     23,128       1,375,422
Precision Castparts Corp. ..................................     42,626       6,307,796
                                                                           ------------
                                                                              8,322,295
                                                                           ------------
AIR FREIGHT & LOGISTICS  1.6%
C.H. Robinson Worldwide, Inc. ..............................     43,568       2,365,307
                                                                           ------------

APPAREL, ACCESSORIES & LUXURY GOODS  1.1%
Coach, Inc. (a).............................................     33,578       1,587,232
                                                                           ------------

APPAREL RETAIL  2.4%
Abercrombie & Fitch Co., Class A............................     22,501       1,815,831
TJX Cos., Inc. .............................................     59,719       1,736,031
                                                                           ------------
                                                                              3,551,862
                                                                           ------------
ASSET MANAGEMENT & CUSTODY BANKS  0.7%
Janus Capital Group, Inc. ..................................     36,026       1,018,815
                                                                           ------------

AUTO PARTS & EQUIPMENT  1.1%
Johnson Controls, Inc. .....................................     13,570       1,602,753
                                                                           ------------

BIOTECHNOLOGY  3.4%
Celgene Corp. (a)...........................................     24,363       1,737,326
Genentech, Inc. (a).........................................      9,712         757,730
Gilead Sciences, Inc. (a)...................................     62,309       2,546,569
                                                                           ------------
                                                                              5,041,625
                                                                           ------------
BROADCASTING & CABLE TV  2.4%
Grupo Televisa, SA--ADR (Mexico)............................    147,640       3,568,459
                                                                           ------------

CASINOS & GAMING  1.6%
Wynn Resorts, Ltd. (a)......................................     15,231       2,399,796
                                                                           ------------

COMMUNICATIONS EQUIPMENT  8.5%
3Com Corp. (a)..............................................    612,122       3,023,882
Corning, Inc. ..............................................    273,715       6,747,075
Juniper Networks, Inc. (a)..................................     13,974         511,588
Nokia Oyj--ADR (Finland)....................................     60,444       2,292,641
                                                                           ------------
                                                                             12,575,186
                                                                           ------------
COMPUTER & ELECTRONICS RETAIL  1.0%
GameStop Corp., Class A (a).................................     24,968       1,406,947
                                                                           ------------

COMPUTER HARDWARE  8.9%
Apple Computer, Inc. (a)....................................     34,542       5,303,579
Dell, Inc. (a)..............................................    115,743       3,194,507

 12                                            See Notes to Financial Statements

VAN KAMPEN SELECT GROWTH FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

                                                              NUMBER OF
DESCRIPTION                                                     SHARES        VALUE
---------------------------------------------------------------------------------------
COMPUTER HARDWARE (CONTINUED)
Hewlett-Packard Co. ........................................     61,589    $  3,066,516
IBM Corp. ..................................................     13,200       1,554,960
                                                                           ------------
                                                                             13,119,562
                                                                           ------------
COMPUTER STORAGE & PERIPHERALS  0.7%
EMC Corp. (a)...............................................     52,500       1,092,000
                                                                           ------------

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS  1.2%
Deere & Co. ................................................     11,552       1,714,548
                                                                           ------------

CONSTRUCTION MATERIALS  0.0%
Cemex, SAB de CV--ADR (Mexico) (a)..........................      2,100          62,832
                                                                           ------------

CONSUMER FINANCE  0.8%
American Express Co. .......................................     19,167       1,137,945
                                                                           ------------

DEPARTMENT STORES  0.6%
Sears Holdings Corp. (a)....................................      7,400         941,280
                                                                           ------------

DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES  0.6%
Corporate Executive Board Co. ..............................     11,400         846,336
                                                                           ------------

DIVERSIFIED METALS & MINING  1.0%
Southern Copper Corp. ......................................     12,250       1,516,917
                                                                           ------------

DRUG RETAIL  1.0%
CVS Caremark Corp. .........................................     36,874       1,461,317
                                                                           ------------

ELECTRIC UTILITIES  0.7%
Exelon Corp. ...............................................     14,600       1,100,256
                                                                           ------------

FERTILIZERS & AGRICULTURAL CHEMICALS  4.0%
Monsanto Co. ...............................................     68,800       5,898,912
                                                                           ------------

FOOTWEAR  1.4%
Crocs, Inc. (a).............................................      8,517         572,768
NIKE, Inc., Class B.........................................     26,675       1,564,756
                                                                           ------------
                                                                              2,137,524
                                                                           ------------
HEALTH CARE EQUIPMENT  1.6%
Baxter International, Inc. .................................     41,318       2,325,377
                                                                           ------------

HEAVY ELECTRICAL EQUIPMENT  0.4%
ABB, Ltd.--ADR (Switzerland)................................     23,968         628,681
                                                                           ------------

HOTELS, RESORTS & CRUISE LINES  1.1%
Ctrip.com International, Ltd.--ADR (Cayman Islands).........     32,430       1,679,874
                                                                           ------------

See Notes to Financial Statements                                             13

VAN KAMPEN SELECT GROWTH FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

                                                              NUMBER OF
DESCRIPTION                                                     SHARES        VALUE
---------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS  1.0%
Procter & Gamble Co. .......................................     21,748    $  1,529,754
                                                                           ------------

HYPERMARKETS & SUPER CENTERS  2.1%
Costco Wholesale Corp. .....................................     50,766       3,115,509
                                                                           ------------

INDUSTRIAL CONGLOMERATES  0.9%
3M Co. .....................................................     14,571       1,363,554
                                                                           ------------

INTERNET RETAIL  1.7%
Amazon.com, Inc. (a)........................................     27,675       2,577,926
                                                                           ------------

INTERNET SOFTWARE & SERVICES  9.0%
eBay, Inc. (a)..............................................    137,142       5,351,281
Google, Inc., Class A (a)...................................     13,533       7,676,865
Yahoo!, Inc. (a)............................................     12,628         338,935
                                                                           ------------
                                                                             13,367,081
                                                                           ------------
INVESTMENT BANKING & BROKERAGE  1.7%
Goldman Sachs Group, Inc. ..................................     11,247       2,437,675
                                                                           ------------

LEISURE PRODUCTS  2.9%
ARUZE CORP. (JPY) (Japan)...................................     96,600       4,305,855
                                                                           ------------

MANAGED HEALTH CARE  1.7%
UnitedHealth Group, Inc. ...................................     52,196       2,527,852
                                                                           ------------

MARINE PORTS & SERVICES  5.0%
China Merchants Holdings International Co., Ltd. (HKD) (Hong
  Kong).....................................................  1,198,000       7,458,749
                                                                           ------------

MOTORCYCLE MANUFACTURERS  0.7%
Harley-Davidson, Inc. ......................................     23,706       1,095,454
                                                                           ------------

MULTI-LINE INSURANCE  1.3%
Loews Corp. ................................................     39,600       1,914,660
                                                                           ------------

OIL & GAS EQUIPMENT & SERVICES  3.6%
National-Oilwell Varco, Inc. (a)............................      6,973       1,007,598
Schlumberger, Ltd. (Netherlands Antilles)...................     41,767       4,385,535
                                                                           ------------
                                                                              5,393,133
                                                                           ------------
OIL & GAS EXPLORATION & PRODUCTION  3.6%
Devon Energy Corp. .........................................     18,651       1,551,763
EOG Resources, Inc. ........................................     13,692         990,343
Ultra Petroleum Corp. (Canada) (a)..........................     44,500       2,760,780
                                                                           ------------
                                                                              5,302,886
                                                                           ------------
OIL & GAS REFINING & MARKETING  0.7%
Valero Energy Corp. ........................................     15,000       1,007,700
                                                                           ------------

 14                                            See Notes to Financial Statements

VAN KAMPEN SELECT GROWTH FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

                                                              NUMBER OF
DESCRIPTION                                                     SHARES        VALUE
---------------------------------------------------------------------------------------
OTHER DIVERSIFIED FINANCIAL SERVICES  1.2%
JPMorgan Chase & Co. .......................................     37,497    $  1,718,113
                                                                           ------------

PHARMACEUTICALS  1.5%
Abbott Laboratories.........................................     21,585       1,157,388
Roche Holdings AG--ADR (Switzerland)........................     11,128       1,005,445
                                                                           ------------
                                                                              2,162,833
                                                                           ------------
PROPERTY & CASUALTY INSURANCE  0.5%
Berkshire Hathaway, Inc., Class B (a).......................        204         806,208
                                                                           ------------

REAL ESTATE MANAGEMENT & DEVELOPMENT  2.2%
Brookfield Asset Management, Inc., Class A (Canada).........     83,054       3,197,579
                                                                           ------------

REINSURANCE  0.0%
Greenlight Capital Re, Ltd., Class A (Cayman Islands) (a)...      2,086          42,304
                                                                           ------------

SEMICONDUCTORS  2.5%
Intel Corp. ................................................     84,000       2,172,240
Texas Instruments, Inc. ....................................     42,331       1,548,891
                                                                           ------------
                                                                              3,721,131
                                                                           ------------
SOFT DRINKS  0.9%
PepsiCo, Inc. ..............................................     17,415       1,275,823
                                                                           ------------

SPECIALIZED FINANCE  3.4%
CME Group, Inc. ............................................      3,764       2,210,785
IntercontinentalExchange, Inc. (a)..........................     11,355       1,724,825
Moody's Corp. ..............................................     20,700       1,043,280
                                                                           ------------
                                                                              4,978,890
                                                                           ------------
SYSTEMS SOFTWARE  1.1%
Microsoft Corp. ............................................     41,248       1,215,166
VMware, Inc., Class A (a)...................................      4,878         414,630
                                                                           ------------
                                                                              1,629,796
                                                                           ------------
WIRELESS TELECOMMUNICATION SERVICES  3.4%
America Movil, SA de CV, Ser L--ADR (Mexico)................     60,186       3,851,904
Vimpel-Communications--ADR (Russia).........................     43,938       1,188,083
                                                                           ------------
                                                                              5,039,987
                                                                           ------------
TOTAL LONG-TERM INVESTMENTS  106.0%
  (Cost $137,047,796)...................................................    157,074,090
                                                                           ------------

See Notes to Financial Statements                                             15

VAN KAMPEN SELECT GROWTH FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

DESCRIPTION                                                                   VALUE
---------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS  5.6%
Banc of America Securities ($2,755,301 par collateralized by U.S.
  Government obligations in a pooled cash account, interest rate of
  5.10%, dated 09/28/07, to be sold on 10/01/07 at $2,756,472)..........   $  2,755,301
Citigroup Global Markets, Inc. ($2,449,156 par collateralized by U.S.
  Government obligations in a pooled cash account, interest rate of
  4.90%, dated 09/28/07, to be sold on 10/01/07 at $2,450,156)..........      2,449,156
State Street Bank & Trust Co. ($3,177,543 par collateralized by U.S.
  Government obligations in a pooled cash account, interest rate of
  4.55%, dated 09/28/07, to be sold on 10/01/07 at $3,178,748)..........      3,177,543
                                                                           ------------

TOTAL REPURCHASE AGREEMENTS
  (Cost $8,382,000).....................................................      8,382,000
                                                                           ------------

TOTAL INVESTMENTS  111.6%
  (Cost $145,429,796)...................................................    165,456,090
LIABILITIES IN EXCESS OF OTHER ASSETS  (11.6%)..........................    (17,227,382)
                                                                           ------------

NET ASSETS  100.0%......................................................   $148,228,708
                                                                           ============

Percentages are calculated as a percentage of net assets.

(a) Non-income producing security as this stock currently does not declare income dividends.

ADR--American Depositary Receipt

HKD--Hong Kong dollar

JPY--Japan yen

 16                                            See Notes to Financial Statements

VAN KAMPEN SELECT GROWTH FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
September 30, 2007 (Unaudited)

ASSETS:
Total Investments (Cost $145,429,796).......................  $ 165,456,090
Cash........................................................            492
Receivables:
  Investments Sold..........................................     40,927,442
  Fund Shares Sold..........................................         52,319
  Dividends.................................................         49,989
  Interest..................................................          3,376
Other.......................................................         78,415
                                                              -------------
    Total Assets............................................    206,568,123
                                                              -------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     57,342,546
  Fund Shares Repurchased...................................        360,099
  Distributor and Affiliates................................        221,188
  Investment Advisory Fee...................................         66,591
Trustees' Deferred Compensation and Retirement Plans........        135,332
Accrued Expenses............................................        213,659
                                                              -------------
    Total Liabilities.......................................     58,339,415
                                                              -------------
NET ASSETS..................................................  $ 148,228,708
                                                              =============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $ 807,607,319
Net Unrealized Appreciation.................................     20,011,819
Accumulated Net Investment Loss.............................     (1,152,482)
Accumulated Net Realized Loss...............................   (678,237,948)
                                                              -------------
NET ASSETS..................................................  $ 148,228,708
                                                              =============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $31,170,035 and 4,619,537 shares of
    beneficial interest issued and outstanding).............  $        6.75
    Maximum sales charge (5.75%* of offering price).........           0.41
                                                              -------------
    Maximum offering price to public........................  $        7.16
                                                              =============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $95,152,891 and 14,909,730 shares of
    beneficial interest issued and outstanding).............  $        6.38
                                                              =============
  Class C Shares:
    Net asset value and offering price per share (Based on
      net assets of $21,905,782 and 3,431,632 shares of
      beneficial interest issued and outstanding)...........  $        6.38
                                                              =============

*   On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements                                             17

VAN KAMPEN SELECT GROWTH FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended September 30, 2007 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $3,073)......  $   483,113
Interest....................................................       41,834
                                                              -----------
  Total Income..............................................      524,947
                                                              -----------
EXPENSES:
Distribution (12b-1) and Service Fees
  Class A...................................................       36,331
  Class B...................................................      468,638
  Class C...................................................      106,716
Investment Advisory Fee.....................................      540,509
Transfer Agent Fees.........................................      357,048
Reports to Shareholders.....................................       50,123
Registration Fees...........................................       33,926
Professional Fees...........................................       26,395
Accounting and Administrative Expenses......................       26,365
Trustees' Fees and Related Expenses.........................       12,079
Custody.....................................................        8,907
Other.......................................................       15,212
                                                              -----------
  Total Expenses............................................    1,682,249
  Investment Advisory Fee Reduction.........................      108,712
  Less Credits Earned on Cash Balances......................        1,070
                                                              -----------
  Net Expenses..............................................    1,572,467
                                                              -----------
NET INVESTMENT LOSS.........................................  $(1,047,520)
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $17,628,244
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   15,505,410
                                                              -----------
  End of the Period:
    Investments.............................................   20,026,294
    Foreign Currency Translation............................      (14,475)
                                                              -----------
                                                               20,011,819
                                                              -----------
Net Unrealized Appreciation During the Period...............    4,506,409
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $22,134,653
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $21,087,133
                                                              ===========

 18                                            See Notes to Financial Statements

VAN KAMPEN SELECT GROWTH FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                             FOR THE             FOR THE
                                                         SIX MONTHS ENDED       YEAR ENDED
                                                        SEPTEMBER 30, 2007    MARCH 31, 2007
                                                        ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss...................................     $ (1,047,520)       $ (2,584,390)
Net Realized Gain.....................................       17,628,244          11,454,334
Net Unrealized Appreciation/Depreciation During the
  Period..............................................        4,506,409          (4,956,717)
                                                           ------------        ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...       21,087,133           3,913,227
                                                           ------------        ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.............................        3,647,656           5,915,664
Cost of Shares Repurchased............................      (21,208,365)        (55,167,514)
                                                           ------------        ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS....      (17,560,709)        (49,251,850)
                                                           ------------        ------------
TOTAL INCREASE/DECREASE IN NET ASSETS.................        3,526,424         (45,338,623)
NET ASSETS:
Beginning of the Period...............................      144,702,284         190,040,907
                                                           ------------        ------------
End of the Period (Including accumulated net
  investment loss of $1,152,482 and $104,962,
  respectively).......................................     $148,228,708        $144,702,284
                                                           ============        ============

See Notes to Financial Statements                                             19

VAN KAMPEN SELECT GROWTH FUND

FINANCIAL HIGHLIGHTS (UNAUDITED)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                               SIX MONTHS
                                  ENDED                     YEAR ENDED MARCH 31,
CLASS A SHARES                SEPTEMBER 30,    ----------------------------------------------
                                  2007          2007      2006     2005      2004      2003
                              ---------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD.............     $ 5.82        $ 5.57    $ 4.86    $4.74    $ 3.64    $  4.93
                                 ------        ------    ------    -----    ------    -------
  Net Investment Loss (a)...       (.03)         (.05)     (.05)    (.03)     (.05)      (.04)
  Net Realized and
    Unrealized Gain/Loss....        .96           .30       .76      .15      1.15      (1.25)
                                 ------        ------    ------    -----    ------    -------
Total from Investment
  Operations................        .93           .25       .71      .12      1.10      (1.29)
                                 ------        ------    ------    -----    ------    -------
NET ASSET VALUE, END OF THE
  PERIOD....................     $ 6.75        $ 5.82    $ 5.57    $4.86    $ 4.74    $  3.64
                                 ======        ======    ======    =====    ======    =======

Total Return (b)............     15.98%**       4.49%    14.61%    2.53%    30.22%    -26.17%
Net Assets at End of the
  Period (In millions)......     $ 31.2        $ 28.9    $ 36.5    $41.6    $ 54.5    $  50.9
Ratio of Expenses to Average
  Net Assets*...............      1.58%         1.72%     1.69%    1.69%     1.66%      1.66%
Ratio of Net Investment Loss
  to Average Net Assets*....      (.85%)       (1.00%)    (.89%)   (.64%)   (1.15%)    (1.06%)
Portfolio Turnover..........       104%**        159%      154%     192%      249%       302%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets................      1.73%           N/A       N/A      N/A       N/A        N/A
Ratio of Net Investment Loss
  to Average Net Assets.....     (1.00%)          N/A       N/A      N/A       N/A        N/A

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

 20                                            See Notes to Financial Statements

VAN KAMPEN SELECT GROWTH FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                              SIX MONTHS
                                 ENDED                     YEAR ENDED MARCH 31,
CLASS B SHARES               SEPTEMBER 30,    -----------------------------------------------
                                 2007          2007      2006      2005      2004      2003
                             ----------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD............     $ 5.52        $ 5.34    $ 4.69    $ 4.60    $ 3.57    $  4.86
                                ------        ------    ------    ------    ------    -------
  Net Investment Loss
    (a)....................       (.05)         (.09)     (.08)     (.06)     (.08)      (.07)
  Net Realized and
    Unrealized Gain/Loss...        .91           .27       .73       .15      1.11      (1.22)
                                ------        ------    ------    ------    ------    -------
Total from Investment
  Operations...............        .86           .18       .65       .09      1.03      (1.29)
                                ------        ------    ------    ------    ------    -------
NET ASSET VALUE, END OF THE
  PERIOD...................     $ 6.38        $ 5.52    $ 5.34    $ 4.69    $ 4.60    $  3.57
                                ======        ======    ======    ======    ======    =======

Total Return (b)...........     15.58%**       3.37%    13.86%     1.96%    28.85%    -26.54%
Net Assets at End of the
  Period (In millions).....     $ 95.2        $ 94.6    $127.7    $157.5    $207.4    $ 191.6
Ratio of Expenses to
  Average Net Assets*......      2.33%         2.48%     2.45%     2.45%     2.41%      2.42%
Ratio of Net Investment
  Loss to Average Net
  Assets*..................     (1.60%)       (1.76%)   (1.65%)   (1.40%)   (1.90%)    (1.82%)
Portfolio Turnover.........       104%**        159%      154%      192%      249%       302%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to
  Average Net Assets.......      2.48%           N/A       N/A       N/A       N/A        N/A
Ratio of Net Investment
  Loss to Average Net
  Assets...................     (1.75%)          N/A       N/A       N/A       N/A        N/A

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

See Notes to Financial Statements                                             21

VAN KAMPEN SELECT GROWTH FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                              SIX MONTHS
                                 ENDED                     YEAR ENDED MARCH 31,
CLASS C SHARES               SEPTEMBER 30,    -----------------------------------------------
                                 2007          2007      2006      2005      2004      2003
                             ----------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD............     $ 5.53        $ 5.34    $ 4.69    $ 4.60    $ 3.57    $  4.86
                                ------        ------    ------    ------    ------    -------
  Net Investment Loss
    (a)....................       (.05)         (.09)     (.08)     (.06)     (.08)      (.07)
  Net Realized and
    Unrealized Gain/Loss...        .90           .28       .73       .15      1.11      (1.22)
                                ------        ------    ------    ------    ------    -------
Total from Investment
  Operations...............        .85           .19       .65       .09      1.03      (1.29)
                                ------        ------    ------    ------    ------    -------
NET ASSET VALUE, END OF THE
  PERIOD...................     $ 6.38        $ 5.53    $ 5.34    $ 4.69    $ 4.60    $  3.57
                                ======        ======    ======    ======    ======    =======

Total Return (b)...........     15.55%**       3.56%    13.86%     1.96%    28.85%    -26.54%
Net Assets at End of the
  Period (In millions).....     $ 21.9        $ 21.3    $ 25.9    $ 31.1    $ 42.5    $  42.6
Ratio of Expenses to
  Average Net Assets*......      2.33%         2.48%     2.45%     2.45%     2.41%      2.42%
Ratio of Net Investment
  Loss to Average Net
  Assets*..................     (1.60%)       (1.76%)   (1.65%)   (1.40%)   (1.91%)    (1.82%)
Portfolio Turnover.........       104%**        159%      154%      192%      249%       302%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to
  Average Net Assets.......      2.48%           N/A       N/A       N/A       N/A        N/A
Ratio of Net Investment
  Loss to Average Net
  Assets...................     (1.75%)          N/A       N/A       N/A       N/A        N/A

**  Non-Annualized

(a) Based on average shares outstanding

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

 22                                            See Notes to Financial Statements

VAN KAMPEN SELECT GROWTH FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Select Growth Fund (the "Fund") is organized as a series of the Van Kampen Equity Trust, a Delaware statutory trust, and is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended, but operates as a diversified management investment company. The Fund's investment objective is to seek capital appreciation. The Fund commenced investment operations on June 26, 2000. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class. As of September 30, 2007, there were no sales of Class I Shares.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

VAN KAMPEN SELECT GROWTH FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, the tax authorities can examine all tax returns filed for the last three years. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in "Other" expenses on the Statement of Operations. The Fund adopted the provisions of the Financial Accounting Standards Board's (FASB) Interpretation number 48 Accounting for Uncertainty in Income Taxes, on September 30, 2007. As of September 30, 2007, this did not result in an impact to the Fund's financial statements.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. During the prior fiscal year, the Fund utilized capital losses carried forward of $11,586,771. At March 31, 2007, the Fund had an accumulated capital loss carryforward for tax purposes of $695,653,621, which will expire according to the following schedule.

AMOUNT                                                          EXPIRATION
$  9,434,104................................................  March 31, 2009
 594,312,436................................................  March 31, 2010
  91,907,081................................................  March 31, 2011

At September 30, 2007, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes........................  $145,429,796
                                                              ============
Gross tax unrealized appreciation...........................  $ 20,616,732
Gross tax unrealized depreciation...........................      (590,438)
                                                              ------------
Net tax unrealized appreciation on investments..............  $ 20,026,294
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends at least annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    There were no distributions paid during the year ended March 31, 2007. Also, as of March 31, 2007, there were no distributable earnings on a tax basis.

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sales transactions.

VAN KAMPEN SELECT GROWTH FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

F. EXPENSE REDUCTIONS During the six months ended September 30 2007, the Fund's custody fee was reduced by $1,070 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     .75%
Next $500 million...........................................     .70%
Over $1 billion.............................................     .65%

    For the six months ended September 30, 2007, the Adviser waived approximately $108,700 of its advisory fees. Effective June 1, 2007 the Adviser has agreed to waive all expenses prospectively in excess of 1.50% of Class A average daily net assets, 2.25% of Class B average daily net assets and 2.25% of Class C average daily net assets. This waiver is voluntary and can be discontinued at anytime.

    For the six months ended September 30, 2007, the Fund recognized expenses of approximately $1,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

    Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended September 30, 2007, the Fund recognized expenses of approximately $28,600 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Professional Fees" on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Accounting and Administrative Expenses" on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended September 30, 2007, the Fund recognized expenses of approximately $313,100 representing transfer agency fees paid to VKIS. All transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $65,151 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2007.

VAN KAMPEN SELECT GROWTH FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the six months ended September 30, 2007 the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of the adviser, totaling $17,935.

    For the six months ended September 30, 2007 Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $2,900 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $19,200. Sales charges do not represent expenses to the Fund.

3. CAPITAL TRANSACTIONS

For the six months ended September 30, 2007 and the year ended March 31, 2007, transactions were as follows:

                                              FOR THE                        FOR THE
                                          SIX MONTHS ENDED                 YEAR ENDED
                                         SEPTEMBER 30, 2007              MARCH 31, 2007
                                     --------------------------    ---------------------------
                                       SHARES         VALUE          SHARES          VALUE
Sales:
  Class A..........................     376,438    $  2,366,465        423,440    $  2,326,972
  Class B..........................     150,981         889,284        206,343       1,090,501
  Class C..........................      66,203         391,907        451,405       2,498,191
                                     ----------    ------------    -----------    ------------
Total Sales........................     593,622    $  3,647,656      1,081,188    $  5,915,664
                                     ==========    ============    ===========    ============
Repurchases:
  Class A..........................    (721,030)   $ (4,477,578)    (2,000,561)   $(10,982,967)
  Class B..........................  (2,359,235)    (13,881,722)    (7,021,307)    (36,631,451)
  Class C..........................    (482,575)     (2,849,065)    (1,448,702)     (7,553,096)
                                     ----------    ------------    -----------    ------------
Total Repurchases..................  (3,562,840)   $(21,208,365)   (10,470,570)   $(55,167,514)
                                     ==========    ============    ===========    ============

4. REDEMPTION FEE

The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the six months ended September 30, 2007, the Fund did not receive any redemption fees.

5. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $150,389,207 and $154,289,313, respectively.

VAN KAMPEN SELECT GROWTH FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

6. DISTRIBUTION AND SERVICE PLANS

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

    The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $25,372,800 and $641,700 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

7. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. ACCOUNTING PRONOUNCEMENT

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 17, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

9. FUND MERGER

On September 19, 2007, the Trustees of Van Kampen Select Growth Fund ("Target Fund") announced its intention to merge the Target Fund into the Van Kampen Equity Growth Fund ("Acquiring Fund"). The Trustees of each of the funds have approved in principal an agreement and plan of reorganization between the funds providing for a transfer of assets and liabilities of the Target Fund to the Acquiring Fund in exchange for shares of beneficial interest of the Acquiring Fund (the "Reorganization"). The Reorganization is subject to the approval by the shareholders of the Target Fund.

VAN KAMPEN SELECT GROWTH FUND

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

DENNIS SHEA
Vice President

J. DAVID GERMANY
Vice President

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

STUART N. SCHULDT
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
522 Fifth Avenue
New York, New York 10036

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
One Parkview Plaza--Suite 100
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

  Van Kampen Select Growth Fund

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen Select Growth Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

                                                           (continued on back)

  Van Kampen Select Growth Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                         Van Kampen Funds Inc.
                                                  1 Parkview Plaza - Suite 100
                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                                             www.vankampen.com

                                       Copyright (C)2007 Van Kampen Funds Inc.
                                       All rights reserved. Member FINRA/SIPC.

                                                                 145, 345, 545
                                                                   SGSAN 11/07
    (VAN KAMPEN INVESTMENTS LOGO)                           IU07-04519P-Y09/07

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Aggressive Growth Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of September 30, 2007.

       THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A CLASS A, B, AND C SHARE OR CLASS I AND R SHARE PROSPECTUS FOR THE FUND BEING OFFERED. THE PROSPECTUS CONTAINS INFORMATION ABOUT THE FUND, INCLUDING THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. TO OBTAIN AN ADDITIONAL PROSPECTUS, CONTACT YOUR FINANCIAL ADVISOR OR DOWNLOAD ONE AT VANKAMPEN.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND, THEREFORE, THE VALUE OF THE FUND SHARES MAY BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS FUND.

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

PERFORMANCE SUMMARY as of 9/30/07

                           A SHARES            B SHARES            C SHARES         I SHARES      R SHARES
                         since 5/29/96       since 5/29/96       since 5/29/96   since 10/16/00 since 3/20/07
-------------------------------------------------------------------------------------------------------------
AVERAGE                           W/MAX               W/MAX               W/MAX
ANNUAL                   W/O      5.75%      W/O      5.00%      W/O      1.00%
TOTAL                   SALES     SALES     SALES    W/SALES    SALES    W/SALES   W/O SALES      W/O SALES
RETURNS                CHARGES   CHARGE    CHARGES   CHARGE    CHARGES   CHARGE     CHARGES        CHARGES

Since Inception         9.71%     9.14%      9.12%    9.12%     8.99%     8.99%      -4.70%        15.29%

10-year                 7.83      7.19       7.16     7.16      7.01      7.01          --            --

5-year                 16.49     15.12      15.62    15.45     15.59     15.59       16.78            --

1-year                 26.65     19.33      25.72    20.72     25.65     24.65       26.97            --

6-month                14.53      7.92      14.18     9.18     14.08     13.08       14.71         14.41
-------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total returns with sales charges include payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect the conversion of Class B shares into Class A shares 8 years after purchase. The since inception returns for Class C shares reflect the conversion of Class C shares into Class A shares 10 years after purchase. Class R Shares are available for purchase by investors through or in tax exempt retirement plans (401(k) plans, 457 plans, defined benefit plans, profit sharing and money purchase pension plans, non-qualified deferred compensation plans, and employer sponsored 403(b) plans). Class R Shares are offered without any sales charges on purchases or sales. The combined Rule 12b-1 fees and service fees for Class R Shares is up to 0.50 percent. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million and (iii) institutional clients with assets of at least $1 million. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains.

The Russell Midcap(R) Growth Index is an unmanaged index that measures the performance of those Russell Midcap(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which in turn consists of the largest 1,000 U.S. companies based on total market capitalization. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

Fund Report

FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2007

MARKET CONDITIONS

Domestic equities advanced amid an extremely challenging market environment for the six-month period ended September 30, 2007. Although stocks generally were in positive territory at the beginning of the reporting period, investors grew increasingly uneasy about the worsening state of the subprime mortgage market (which provide loans to less creditworthy customers), and feared the possibility of contagion into other areas of the market. Loan defaults and home foreclosures rose during the first half of the period, culminating in the bankruptcies at a number of mortgage lenders and contributing to the collapse of several hedge funds invested in subprime-backed securities from mid-June through mid-August. As a result, credit began tightening across the board at this time, removing much of the low-cost liquidity that had helped support the leveraged buyout boom and stocks' robust gains for the past several years. In addition, consumers became more cautious on spending, as gasoline prices increased and the housing market continued to languish.

Investors began to reassess risk during the volatile months of July and August, which fueled a rotation out of the higher yielding segments of the bond market into the relative safety of Treasury bonds. Moreover, market volatility further extended a slide in the U.S. dollar relative to major currencies. In an effort to stabilize and inject some much-needed liquidity into the financial system, the Federal Reserve Board (the "Fed") lowered the discount rate (the rate at which member banks borrow from the central bank) on August 17, 2007. However, the markets still reflected investors' uncertainty about future economic growth, which was only exacerbated by the troubling economic data released in September. Employment rates fell for the first time in four years, retail sales weakened, consumer confidence declined and oil prices continued to rise, marking a new high during the month. The Fed implemented a significant cut to the target federal funds rate, as well as lowered the discount rate again, in September. In response to these actions by the Fed, equity prices reversed their slide to finish the period with upward momentum.

PERFORMANCE ANALYSIS

All share classes of Van Kampen Aggressive Growth Fund outperformed the Russell Midcap(R) Growth Index for the six months ended September 30, 2007, assuming no deduction of applicable sales charges.

TOTAL RETURNS FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2007

-------------------------------------------------------------------------------
                                                        RUSSELL MIDCAP(R)
      CLASS A   CLASS B   CLASS C   CLASS I   CLASS R     GROWTH INDEX

      14.53%    14.18%    14.08%    14.71%    14.41%         9.03%
-------------------------------------------------------------------------------

The performance for the five share classes varies because each has different expenses. The Fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

Among the more significant contributors to the Fund's strong performance against the Russell Midcap Growth Index for the period was the health care sector, where an overweight allocation boosted relative returns. Furthermore, security selection in drug manufacturers, pharmaceutical companies, medical and dental supply companies and heath care services providers also greatly benefited overall performance. In the producer durable sector, an overweight allocation along with investment in an industrial product company significantly added to relative returns. Also in this sector, stock selection in the electronic instruments and production technology equipment industry also boosted performance. Within the "other energy" sector, investment in oil well equipment firms and a single holding in a crude oil producer also contributed to the Fund's strong results.

Amid all these supportive factors there were still a few detractors to the Fund's relative performance. In the technology sector, security selection, particularly in semiconductors, communications technology and computer technology, along with an overweight position considerably dampened relative returns. Stock selection and an underweight allocation in the multi-industry sector (which includes conglomerates) also hurt relative performance for the period.

At the end of the period, internet software and services represented the largest sector weight and overweight in the portfolio, followed by the biotechnology and casinos and gaming sectors. The technology and health care sectors both were overweight relative to the Russell Midcap Growth Index.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

TOP 10 HOLDINGS AS OF 9/30/07
Wynn Resorts, Ltd.                                                4.4%
Baidu.com, Inc.--ADR                                              2.4
Ultra Petroleum Corp.                                             2.2
C.H. Robinson Worldwide, Inc.                                     2.1
Grupo Televisa, SA -- ADR                                         2.0
Leucadia National Corp.                                           2.0
Janus Capital Group, Inc.                                         2.0
Equinix, Inc.                                                     1.8
Abercrombie & Fitch Co., Class A                                  1.7
Nalco Holding Co.                                                 1.7

SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF 9/30/07
Internet Software & Services                                      5.5%
Biotechnology                                                     4.9
Casinos & Gaming                                                  4.4
Oil & Gas Equipment & Services                                    4.0
Oil & Gas Exploration & Production                                3.7
Aerospace & Defense                                               3.1
Diversified Commercial & Professional Services                    3.0
Data Processing & Outsourced Services                             3.0
Specialized Finance                                               3.0
Wireless Telecommunication Services                               3.0
Application Software                                              2.9
Air Freight & Logistics                                           2.7
Apparel Retail                                                    2.5
Broadcasting & Cable TV                                           2.2
Semiconductors                                                    2.2
Apparel, Accessories & Luxury Goods                               2.1
Real Estate Management & Development                              2.1
Human Resource & Employment Services                              2.1
Investment Banking & Brokerage                                    2.1
Multi-Sector Holdings                                             2.0
Asset Management & Custody Banks                                  2.0
Electronic Equipment Manufacturers                                1.8
Specialty Chemicals                                               1.7
Advertising                                                       1.6
Education Services                                                1.6
Restaurants                                                       1.4
Investment Company                                                1.4
Communications Equipment                                          1.4
Gas Utilities                                                     1.3
Computer & Electronics Retail                                     1.2
Environmental & Facilities Services                               1.2
Construction & Engineering                                        1.2
Airport Services                                                  1.2
Specialty Stores                                                  1.1
Homebuilding                                                      0.9
Auto Parts & Equipment                                            0.9
Diversified Metals & Mining                                       0.9
Tobacco                                                           0.9
Computer Storage & Peripherals                                    0.8
Construction Materials                                            0.8

                                             (continued on next page)

SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF 9/30/07
(continued from previous page)
Semiconductor Equipment                                           0.7%
Footwear                                                          0.7
Leisure Facilities                                                0.7
Systems Software                                                  0.6
Drug Retail                                                       0.6
Hotels, Resorts & Cruise Lines                                    0.6
Electronic Manufacturing Services                                 0.6
Household Products                                                0.5
Construction & Farm Machinery & Heavy Trucks                      0.5
Specialized Consumer Services                                     0.5
Health Care Equipment                                             0.5
Health Care Services                                              0.5
Pharmaceuticals                                                   0.4
Marine                                                            0.3
Health Care Facilities                                            0.3
Household Appliances                                              0.3
Leisure Products                                                  0.3
Electrical Components & Equipment                                 0.2
Distributors                                                      0.2
Airlines                                                          0.2
Property & Casualty Insurance                                     0.2
Industrial Gases                                                  0.2
Movies & Entertainment                                            0.2
Steel                                                             0.2
Automotive Retail                                                 0.2
Commercial Printing                                               0.1
Technology Distributors                                           0.0*
Internet Retail                                                   0.0*
                                                                -----
Total Investments                                                96.1
Other Assets in Excess of Liabilities                             3.9
                                                                -----
Net Assets                                                      100.0%

*   Amount is less than 0.1%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

HOUSEHOLDING NOTICE

       To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/07 - 9/30/07.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                      EXPENSES
                                          BEGINNING               ENDING                PAID
                                        ACCOUNT VALUE         ACCOUNT VALUE        DURING PERIOD*
                                      -----------------------------------------------------------
                                           4/1/07                9/30/07           4/1/07-9/30/07
Class A
  Actual............................      $1,000.00             $1,145.27               7.45
  Hypothetical......................       1,000.00              1,018.05               7.01
  (5% annual return before expenses)
Class B
  Actual............................       1,000.00              1,141.85              11.51
  Hypothetical......................       1,000.00              1,014.25              10.83
  (5% annual return before expenses)
Class C
  Actual............................       1,000.00              1,140.75              11.51
  Hypothetical......................       1,000.00              1,014.25              10.83
  (5% annual return before expenses)
Class I
  Actual............................       1,000.00              1,147.13               6.12
  Hypothetical......................       1,000.00              1,019.30               5.76
  (5% annual return before expenses)
Class R
  Actual............................       1,000.00              1,144.11               8.79
  Hypothetical......................       1,000.00              1,016.80               8.27
  (5% annual return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.39%, 2.15%, 2.15%, 1.14% and 1.64%, for Class A, B, C, I and R Shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 17, 2007 and May 30, 2007, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees also reviewed the benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund's portfolio management team and the Fund's portfolio management strategy over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

VAN KAMPEN AGGRESSIVE GROWTH FUND

PORTFOLIO OF INVESTMENTS  -- SEPTEMBER 30, 2007 (UNAUDITED)

                                                              NUMBER OF
DESCRIPTION                                                    SHARES         VALUE
----------------------------------------------------------------------------------------
COMMON STOCKS  94.7%
ADVERTISING  1.6%
Focus Media Holding, Ltd.--ADR (Cayman Islands) (a).........   247,866    $   14,381,185
Omnicom Group, Inc. ........................................    74,995         3,606,510
                                                                          --------------
                                                                              17,987,695
                                                                          --------------
AEROSPACE & DEFENSE  3.1%
Alliant Techsystems, Inc. (a)...............................    29,236         3,195,495
BE Aerospace, Inc. (a)......................................   248,721        10,329,383
Goodrich Corp. .............................................    69,334         4,730,659
Precision Castparts Corp. ..................................   114,695        16,972,566
                                                                          --------------
                                                                              35,228,103
                                                                          --------------
AIR FREIGHT & LOGISTICS  2.7%
C.H. Robinson Worldwide, Inc. ..............................   444,758        24,145,912
Expeditors International of Washington, Inc. ...............   148,800         7,038,240
                                                                          --------------
                                                                              31,184,152
                                                                          --------------
AIRLINES  0.2%
UAL Corp. (a)...............................................    49,300         2,293,929
                                                                          --------------
AIRPORT SERVICES  1.2%
Grupo Aeroportuario del Pacifico, SA de CV--ADR (Mexico)....   244,265        13,336,869
                                                                          --------------
APPAREL, ACCESSORIES & LUXURY GOODS  2.1%
Coach, Inc. (a).............................................   209,861         9,920,129
Fossil, Inc. (a)............................................     5,136           191,881
Phillips-Van Heusen Corp. ..................................    72,716         3,816,136
Under Armour, Inc., Class A (a).............................   180,840        10,817,849
                                                                          --------------
                                                                              24,745,995
                                                                          --------------
APPAREL RETAIL  2.5%
Abercrombie & Fitch Co., Class A............................   245,565        19,817,095
Guess?, Inc. ...............................................        13               637
TJX Cos., Inc. .............................................   213,282         6,200,108
Zumiez, Inc. (a)............................................    72,129         3,200,364
                                                                          --------------
                                                                              29,218,204
                                                                          --------------
APPLICATION SOFTWARE  2.9%
ANSYS, Inc. (a).............................................   173,378         5,924,326
Autodesk, Inc. (a)..........................................   215,172        10,752,145
NAVTEQ Corp. (a)............................................   104,985         8,185,681
Nuance Communications, Inc. (a).............................   219,413         4,236,865
Salesforce.com, Inc. (a)....................................    44,701         2,294,055
Solera Holdings, Inc. (a)...................................   143,664         2,584,515
                                                                          --------------
                                                                              33,977,587
                                                                          --------------
ASSET MANAGEMENT & CUSTODY BANKS  2.0%
Janus Capital Group, Inc. ..................................   797,404        22,550,585
                                                                          --------------
AUTO PARTS & EQUIPMENT  0.9%
Johnson Controls, Inc. .....................................    90,464        10,684,703
                                                                          --------------

 12                                            See Notes to Financial Statements

VAN KAMPEN AGGRESSIVE GROWTH FUND

PORTFOLIO OF INVESTMENTS  -- SEPTEMBER 30, 2007 (UNAUDITED) continued

                                                              NUMBER OF
DESCRIPTION                                                    SHARES         VALUE
----------------------------------------------------------------------------------------
AUTOMOTIVE RETAIL  0.2%
AutoZone, Inc. (a)..........................................    14,700    $    1,707,258
                                                                          --------------
BIOTECHNOLOGY  4.9%
BioMarin Pharmaceuticals, Inc. (a)..........................   455,509        11,342,174
Celgene Corp. (a)...........................................    76,136         5,429,258
InterMune, Inc. (a).........................................   189,678         3,628,540
Techne Corp. (a)............................................    89,708         5,658,781
United Therapeutics Corp. (a)...............................   253,759        16,885,124
Vertex Pharmaceuticals, Inc. (a)............................   342,503        13,155,540
                                                                          --------------
                                                                              56,099,417
                                                                          --------------
BROADCASTING & CABLE TV  2.2%
Discovery Holding Co., Class A (a)..........................    95,620         2,758,637
Grupo Televisa, SA--ADR (Mexico)............................   950,566        22,975,180
                                                                          --------------
                                                                              25,733,817
                                                                          --------------
CASINOS & GAMING  4.4%
Wynn Resorts, Ltd. (a)......................................   324,121        51,068,505
                                                                          --------------
COMMERCIAL PRINTING  0.1%
Deluxe Corp. ...............................................    43,222         1,592,298
                                                                          --------------
COMMUNICATIONS EQUIPMENT  1.4%
CommScope, Inc. (a).........................................   128,291         6,445,340
Harris Corp. ...............................................    35,651         2,060,271
Riverbed Technology, Inc. (a)...............................   184,031         7,433,012
                                                                          --------------
                                                                              15,938,623
                                                                          --------------
COMPUTER & ELECTRONICS RETAIL  1.2%
GameStop Corp., Class A (a).................................   249,682        14,069,581
                                                                          --------------
COMPUTER STORAGE & PERIPHERALS  0.8%
SanDisk Corp. (a)...........................................   117,362         6,466,646
Synaptics, Inc. (a).........................................    65,247         3,116,197
                                                                          --------------
                                                                               9,582,843
                                                                          --------------
CONSTRUCTION & ENGINEERING  1.2%
Aecom Technology Corp. (a)..................................   222,452         7,770,248
Jacobs Engineering Group, Inc. (a)..........................    73,844         5,581,130
                                                                          --------------
                                                                              13,351,378
                                                                          --------------
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS  0.5%
Manitowoc Co., Inc. ........................................   138,039         6,112,367
                                                                          --------------
CONSTRUCTION MATERIALS  0.8%
Texas Industries, Inc. .....................................   119,933         9,414,741
                                                                          --------------
DATA PROCESSING & OUTSOURCED SERVICES  3.0%
Global Payments, Inc. ......................................   355,941        15,739,711
Iron Mountain, Inc. (a).....................................    78,829         2,402,708
MasterCard, Inc., Class A...................................   111,011        16,426,298
                                                                          --------------
                                                                              34,568,717
                                                                          --------------

See Notes to Financial Statements                                             13

VAN KAMPEN AGGRESSIVE GROWTH FUND

PORTFOLIO OF INVESTMENTS  -- SEPTEMBER 30, 2007 (UNAUDITED) continued

                                                              NUMBER OF
DESCRIPTION                                                    SHARES         VALUE
----------------------------------------------------------------------------------------
DISTRIBUTORS  0.2%
Li & Fung, Ltd. (HKD) (Bermuda).............................   590,000    $    2,512,140
                                                                          --------------
DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES  3.0%
ChoicePoint, Inc. (a).......................................   296,121        11,228,908
Corporate Executive Board Co. ..............................   100,100         7,431,424
Corrections Corp. of America (a)............................   169,955         4,447,722
Dun & Bradstreet Corp. .....................................    64,816         6,391,506
FTI Consulting, Inc. (a)....................................    38,076         1,915,604
Geo Group, Inc. (a).........................................   110,577         3,274,185
                                                                          --------------
                                                                              34,689,349
                                                                          --------------
DIVERSIFIED METALS & MINING  0.9%
Southern Copper Corp. ......................................    81,666        10,112,701
                                                                          --------------
DRUG RETAIL  0.6%
CVS Caremark Corp. .........................................   184,369         7,306,543
                                                                          --------------
EDUCATION SERVICES  1.6%
Apollo Group, Inc., Class A (a).............................   258,118        15,525,798
ITT Educational Services, Inc. (a)..........................    21,076         2,564,738
                                                                          --------------
                                                                              18,090,536
                                                                          --------------
ELECTRICAL COMPONENTS & EQUIPMENT  0.2%
Roper Industries, Inc. .....................................    42,880         2,808,640
                                                                          --------------
ELECTRONIC EQUIPMENT MANUFACTURERS  1.8%
FLIR Systems, Inc. (a)......................................   122,173         6,767,162
Itron, Inc. (a).............................................   118,536        11,032,146
Mettler-Toledo International, Inc. (a)......................    23,390         2,385,780
                                                                          --------------
                                                                              20,185,088
                                                                          --------------
ELECTRONIC MANUFACTURING SERVICES  0.6%
Trimble Navigation, Ltd. (a)................................   169,835         6,659,230
                                                                          --------------
ENVIRONMENTAL & FACILITIES SERVICES  1.2%
Stericycle, Inc. (a)........................................   244,336        13,966,246
                                                                          --------------
FOOTWEAR  0.7%
Crocs, Inc. (a).............................................    56,777         3,818,253
Deckers Outdoor Corp. (a)...................................    39,350         4,320,630
                                                                          --------------
                                                                               8,138,883
                                                                          --------------
GAS UTILITIES  1.3%
Questar Corp. ..............................................   289,739        15,219,990
                                                                          --------------
HEALTH CARE EQUIPMENT  0.5%
Gen-Probe, Inc. (a).........................................    26,699         1,777,619
Mentor Corp. ...............................................    82,234         3,786,876
                                                                          --------------
                                                                               5,564,495
                                                                          --------------
HEALTH CARE FACILITIES  0.3%
Brookdale Senior Living, Inc. ..............................    91,764         3,653,125
                                                                          --------------

 14                                            See Notes to Financial Statements

VAN KAMPEN AGGRESSIVE GROWTH FUND

PORTFOLIO OF INVESTMENTS  -- SEPTEMBER 30, 2007 (UNAUDITED) continued

                                                              NUMBER OF
DESCRIPTION                                                    SHARES         VALUE
----------------------------------------------------------------------------------------
HEALTH CARE SERVICES  0.5%
DaVita, Inc. (a)............................................    84,782    $    5,356,527
                                                                          --------------
HOMEBUILDING  0.9%
Desarrolladora Homex, SA de CV--ADR (Mexico) (a)............   167,578         9,300,579
NVR, Inc. (a)...............................................     3,100         1,457,775
                                                                          --------------
                                                                              10,758,354
                                                                          --------------
HOTELS, RESORTS & CRUISE LINES  0.6%
Choice Hotels International, Inc. ..........................    40,802         1,537,011
Ctrip.com International, Ltd.--ADR (Cayman Islands).........   110,342         5,715,716
                                                                          --------------
                                                                               7,252,727
                                                                          --------------
HOUSEHOLD APPLIANCES  0.3%
Snap-On, Inc. ..............................................    72,005         3,567,128
                                                                          --------------
HOUSEHOLD PRODUCTS  0.5%
Energizer Holdings, Inc. (a)................................    55,935         6,200,395
                                                                          --------------
HUMAN RESOURCE & EMPLOYMENT SERVICES  2.1%
Monster Worldwide, Inc. (a).................................   516,571        17,594,408
Watson Wyatt Worldwide, Inc., Class A.......................   139,633         6,275,107
                                                                          --------------
                                                                              23,869,515
                                                                          --------------
INDUSTRIAL GASES  0.2%
Airgas, Inc. ...............................................    42,746         2,206,976
                                                                          --------------
INTERNET RETAIL  0.0%
Priceline.com, Inc. (a).....................................         8               710
                                                                          --------------
INTERNET SOFTWARE & SERVICES  5.5%
Baidu.com, Inc.--ADR (Cayman Islands) (a)...................    96,045        27,819,434
Equinix, Inc. (a)...........................................   236,170        20,945,917
Mercadolibre, Inc. (a)......................................    47,700         1,747,251
SAVVIS, Inc. (a)............................................    42,621         1,652,843
Tencent Holdings, Ltd. (HKD) (Cayman Islands)...............  1,480,000        9,557,169
VeriSign, Inc. (a)..........................................    52,827         1,782,383
                                                                          --------------
                                                                              63,504,997
                                                                          --------------
INVESTMENT BANKING & BROKERAGE  2.1%
Charles Schwab Corp. .......................................   584,447        12,624,055
Investment Technology Group, Inc. (a).......................   258,927        11,128,683
                                                                          --------------
                                                                              23,752,738
                                                                          --------------
LEISURE FACILITIES  0.7%
LIFE TIME FITNESS, Inc. (a).................................   132,562         8,131,353
                                                                          --------------
LEISURE PRODUCTS  0.3%
Smith & Wesson Holding Corp. (a)............................   175,173         3,344,053
                                                                          --------------
MARINE  0.3%
DryShips, Inc. (Marshall Islands)...........................    41,847         3,801,800
                                                                          --------------
MOVIES & ENTERTAINMENT  0.2%
DreamWorks Animation SKG, Inc., Class A (a).................    60,539         2,023,213
                                                                          --------------

See Notes to Financial Statements                                             15

VAN KAMPEN AGGRESSIVE GROWTH FUND

PORTFOLIO OF INVESTMENTS  -- SEPTEMBER 30, 2007 (UNAUDITED) continued

                                                              NUMBER OF
DESCRIPTION                                                    SHARES         VALUE
----------------------------------------------------------------------------------------
MULTI-SECTOR HOLDINGS  2.0%
Leucadia National Corp. ....................................   468,683    $   22,599,894
                                                                          --------------
OIL & GAS EQUIPMENT & SERVICES  4.0%
Core Laboratories N.V. (Netherlands) (a)....................    67,008         8,536,149
FMC Technologies, Inc. (a)..................................   220,180        12,695,579
Oceaneering International, Inc. (a).........................    58,364         4,423,991
Smith International, Inc. ..................................   222,014        15,851,800
Superior Energy Services, Inc. (a)..........................   142,835         5,062,072
                                                                          --------------
                                                                              46,569,591
                                                                          --------------
OIL & GAS EXPLORATION & PRODUCTION  3.7%
Devon Energy Corp. .........................................    67,823         5,642,874
Southwestern Energy Co. (a).................................   139,873         5,853,685
Ultra Petroleum Corp. (Canada) (a)..........................   411,500        25,529,460
XTO Energy, Inc. ...........................................    99,744         6,168,169
                                                                          --------------
                                                                              43,194,188
                                                                          --------------
PHARMACEUTICALS  0.4%
Medicis Pharmaceutical Corp., Class A.......................   144,125         4,397,254
                                                                          --------------
PROPERTY & CASUALTY INSURANCE  0.2%
Alleghany Corp. (a).........................................     5,451         2,213,106
                                                                          --------------
REAL ESTATE MANAGEMENT & DEVELOPMENT  2.1%
Brookfield Asset Management, Inc., Class A (Canada).........   196,772         7,575,722
Forest City Enterprises, Inc., Class A......................   296,252        16,341,260
                                                                          --------------
                                                                              23,916,982
                                                                          --------------
RESTAURANTS  1.4%
Burger King Holdings, Inc. .................................   243,111         6,196,899
Chipotle Mexican Grill, Inc., Class B (a)...................    77,358         8,277,306
Wendy's International, Inc. ................................    59,200         2,066,672
                                                                          --------------
                                                                              16,540,877
                                                                          --------------
SEMICONDUCTOR EQUIPMENT  0.7%
MEMC Electronic Materials, Inc. (a).........................   142,411         8,382,311
                                                                          --------------
SEMICONDUCTORS  2.2%
Cypress Semiconductor Corp. (a).............................    81,838         2,390,488
Intersil Corp., Class A.....................................   263,571         8,811,178
Linear Technology Corp. ....................................   144,033         5,039,715
Netlogic Microsystems, Inc. (a).............................    52,839         1,908,016
NVIDIA Corp. (a)............................................   102,733         3,723,044
Sigma Designs, Inc. (a).....................................    74,990         3,617,518
                                                                          --------------
                                                                              25,489,959
                                                                          --------------

 16                                            See Notes to Financial Statements

VAN KAMPEN AGGRESSIVE GROWTH FUND

PORTFOLIO OF INVESTMENTS  -- SEPTEMBER 30, 2007 (UNAUDITED) continued

                                                              NUMBER OF
DESCRIPTION                                                    SHARES         VALUE
----------------------------------------------------------------------------------------
SPECIALIZED CONSUMER SERVICES  0.5%
Sotheby's...................................................    81,536    $    3,896,605
Weight Watchers International, Inc. ........................    31,096         1,789,886
                                                                          --------------
                                                                               5,686,491
                                                                          --------------
SPECIALIZED FINANCE  3.0%
IntercontinentalExchange, Inc. (a)..........................   116,084        17,633,160
Moody's Corp. ..............................................   325,295        16,394,868
                                                                          --------------
                                                                              34,028,028
                                                                          --------------
SPECIALTY CHEMICALS  1.7%
Nalco Holding Co. ..........................................   664,827        19,712,121
                                                                          --------------
SPECIALTY STORES  1.1%
Dick's Sporting Goods, Inc. (a).............................    89,176         5,988,168
Tiffany & Co. ..............................................   137,200         7,182,420
                                                                          --------------
                                                                              13,170,588
                                                                          --------------
STEEL  0.2%
Cleveland-Cliffs, Inc. .....................................    21,561         1,896,721
                                                                          --------------
SYSTEMS SOFTWARE  0.6%
McAfee, Inc. (a)............................................   212,133         7,397,078
                                                                          --------------
TECHNOLOGY DISTRIBUTORS  0.0%
Anixter International, Inc. (a).............................        38             3,133
                                                                          --------------
TOBACCO  0.9%
Loews Corp.--Carolina Group.................................   118,766         9,766,128
                                                                          --------------
WIRELESS TELECOMMUNICATION SERVICES  3.0%
Crown Castle International Corp. (a)........................   223,103         9,064,675
NII Holdings, Inc., Class B (a).............................   207,100        17,013,265
Vimpel-Communications--ADR (Russia).........................   292,740         7,915,690
                                                                          --------------
                                                                              33,993,630
                                                                          --------------
TOTAL COMMON STOCKS 94.7%..............................................    1,092,082,899
                                                                          --------------
INVESTMENT COMPANY  1.4%
Aeroplan Income Fund (CAD) (Canada).........................   734,029        16,419,992
                                                                          --------------
TOTAL INVESTMENTS 96.1%
  (Cost $968,336,293)..................................................    1,108,502,891

OTHER ASSETS IN EXCESS OF LIABILITIES 3.9%.............................       45,573,600
                                                                          --------------
NET ASSETS 100.0%......................................................   $1,154,076,491
                                                                          ==============

Percentages are calculated as a percentage of net assets.

(a) Non-income producing security as this stock currently does not declare income dividends.

ADR--American Depositary Receipt

CAD--Canadian Dollar

HKD--Hong Kong dollar

See Notes to Financial Statements                                             17

VAN KAMPEN AGGRESSIVE GROWTH FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
September 30, 2007 (Unaudited)

ASSETS:
Total Investments (Cost $968,336,293).......................  $1,108,502,891
Receivables:
  Investments Sold..........................................     401,333,640
  Fund Shares Sold..........................................       1,637,414
  Dividends.................................................         541,118
Other.......................................................         210,603
                                                              --------------
    Total Assets............................................   1,512,225,666
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     352,333,656
  Fund Shares Repurchased...................................       2,327,324
  Distributor and Affiliates................................       1,135,933
  Custodian Bank............................................         818,036
  Investment Advisory Fee...................................         655,034
Trustees' Deferred Compensation and Retirement Plans........         277,688
Accrued Expenses............................................         601,504
                                                              --------------
    Total Liabilities.......................................     358,149,175
                                                              --------------
NET ASSETS..................................................  $1,154,076,491
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $1,460,790,692
Net Unrealized Appreciation.................................     140,120,750
Accumulated Net Investment Loss.............................      (5,501,746)
Accumulated Net Realized Loss...............................    (441,333,205)
                                                              --------------
NET ASSETS..................................................  $1,154,076,491
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $470,789,716 and 23,983,055 shares of
    beneficial interest issued and outstanding).............  $        19.63
    Maximum sales charge (5.75%* of offering price).........            1.20
                                                              --------------
    Maximum offering price to public........................  $        20.83
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $324,809,301 and 18,261,604 shares of
    beneficial interest issued and outstanding).............  $        17.79
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $51,657,947 and 2,896,563 shares of
    beneficial interest issued and outstanding).............  $        17.83
                                                              ==============
  Class I Shares:
    Net asset value and offering price per share (Based on
    net assets of $306,704,241 and 15,367,895 shares of
    beneficial interest issued and outstanding).............  $        19.96
                                                              ==============
  Class R Shares:
    Net asset value and offering price per share (Based on
    net assets of $115,286 and 5,879 shares of beneficial
    interest issued and outstanding)........................  $        19.61
                                                              ==============

*   On sales of $50,000 or more, the sales charge will be reduced.

 18                                            See Notes to Financial Statements

VAN KAMPEN AGGRESSIVE GROWTH FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended September 30, 2007 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $26,129).....  $  3,221,229
Interest....................................................       431,947
                                                              ------------
  Total Income..............................................     3,653,176
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     4,045,947
Distribution (12b-1) and Service Fees
  Class A...................................................       565,713
  Class B...................................................     1,637,849
  Class C...................................................       255,310
  Class R...................................................           269
Transfer Agent Fees.........................................     1,946,675
Reports to Shareholders.....................................       205,196
Accounting and Administrative Expenses......................        94,708
Professional Fees...........................................        64,929
Registration Fees...........................................        49,803
Custody.....................................................        32,142
Trustees' Fees and Related Expenses.........................        18,921
Other.......................................................        26,155
                                                              ------------
  Total Expenses............................................     8,943,617
  Less Credits Earned on Cash Balances......................        13,501
                                                              ------------
  Net Expenses..............................................     8,930,116
                                                              ------------
NET INVESTMENT LOSS.........................................  $ (5,276,940)
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $193,673,648
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   175,197,384
                                                              ------------
  End of the Period:
    Investments.............................................   140,166,598
    Foreign Currency Translation............................       (45,848)
                                                              ------------
                                                               140,120,750
                                                              ------------
Net Unrealized Depreciation During the Period...............   (35,076,634)
                                                              ------------
NET REALIZED AND UNREALIZED GAIN............................  $158,597,014
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $153,320,074
                                                              ============

See Notes to Financial Statements                                             19

VAN KAMPEN AGGRESSIVE GROWTH FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                              FOR THE            FOR THE
                                                          SIX MONTHS ENDED      YEAR ENDED
                                                         SEPTEMBER 30, 2007   MARCH 31, 2007
                                                         -----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss....................................    $   (5,276,940)    $  (12,506,319)
Net Realized Gain......................................       193,673,648        154,654,224
Net Unrealized Depreciation During the Period..........       (35,076,634)      (171,651,609)
                                                           --------------     --------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES....       153,320,074        (29,503,704)
                                                           --------------     --------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..............................        76,085,772        174,738,792
Cost of Shares Repurchased.............................      (195,220,661)      (502,194,472)
                                                           --------------     --------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS.....      (119,134,889)      (327,455,680)
                                                           --------------     --------------
TOTAL INCREASE/DECREASE IN NET ASSETS..................        34,185,185       (356,959,384)
NET ASSETS:
Beginning of the Period................................     1,119,891,306      1,476,850,690
                                                           --------------     --------------
End of the Period (Including accumulated net investment
  loss of $5,501,746 and $224,806, respectively).......    $1,154,076,491     $1,119,891,306
                                                           ==============     ==============

 20                                            See Notes to Financial Statements

VAN KAMPEN AGGRESSIVE GROWTH FUND

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                               SIX MONTHS
                                  ENDED                      YEAR ENDED MARCH 31,
CLASS A SHARES                SEPTEMBER 30,    ------------------------------------------------
                                  2007          2007       2006      2005      2004      2003
                              -----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD.................    $17.14        $ 17.22    $13.87    $13.05    $ 8.87    $ 12.66
                                 ------        -------    ------    ------    ------    -------
  Net Investment Loss (a)....     (0.07)         (0.13)    (0.12)    (0.10)    (0.12)     (0.12)
  Net Realized and Unrealized
    Gain/Loss................      2.56           0.05      3.47      0.92      4.30      (3.67)
                                 ------        -------    ------    ------    ------    -------
Total from Investment
  Operations.................      2.49          (0.08)     3.35      0.82      4.18      (3.79)
                                 ------        -------    ------    ------    ------    -------
NET ASSET VALUE, END OF THE
  PERIOD.....................    $19.63        $ 17.14    $17.22    $13.87    $13.05    $  8.87
                                 ======        =======    ======    ======    ======    =======

Total Return (b).............    14.53%*        -0.46%    24.15%     6.28%    47.13%    -29.94%
Net Assets at End of the
  Period (In millions).......    $470.8        $ 449.6    $589.8    $873.4    $953.4    $ 630.6
Ratio of Expenses to Average
  Net Assets.................     1.39%          1.38%     1.37%     1.39%     1.47%      1.62%
Ratio of Net Investment Loss
  to Average Net Assets......     (.74%)         (.81%)    (.82%)    (.77%)   (1.04%)    (1.26%)
Portfolio Turnover...........      100%*          135%      129%      140%      201%       217%

*   Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements                                             21

VAN KAMPEN AGGRESSIVE GROWTH FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                SIX MONTHS
                                   ENDED                     YEAR ENDED MARCH 31,
CLASS B SHARES                 SEPTEMBER 30,    -----------------------------------------------
                                   2007          2007      2006      2005      2004      2003
                               ----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD..................    $15.58        $15.79    $12.81    $12.15    $ 8.32    $ 11.97
                                  ------        ------    ------    ------    ------    -------
  Net Investment Loss (a).....     (0.13)        (0.23)    (0.22)    (0.19)    (0.19)     (0.19)
  Net Realized and Unrealized
    Gain/Loss.................      2.34          0.02      3.20      0.85      4.02      (3.46)
                                  ------        ------    ------    ------    ------    -------
Total from
  Investment Operations.......      2.21         (0.21)     2.98      0.66      3.83      (3.65)
                                  ------        ------    ------    ------    ------    -------
NET ASSET VALUE, END OF THE
  PERIOD......................    $17.79        $15.58    $15.79    $12.81    $12.15    $  8.32
                                  ======        ======    ======    ======    ======    =======

Total Return (b)..............    14.18%*       -1.33%    23.26%     5.43%    46.03%    -30.49%
Net Assets at End of the
  Period (In millions)........    $324.8        $328.1    $427.4    $426.0    $488.0    $ 341.5
Ratio of Expenses to Average
  Net Assets..................     2.15%         2.14%     2.12%     2.14%     2.23%      2.37%
Ratio of Net Investment Loss
  to Average Net Assets.......    (1.50%)       (1.57%)   (1.56%)   (1.53%)   (1.80%)    (2.00%)
Portfolio Turnover............      100%*         135%      129%      140%      201%       217%

*   Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 22                                            See Notes to Financial Statements

VAN KAMPEN AGGRESSIVE GROWTH FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                               SIX MONTHS
                                  ENDED                     YEAR ENDED MARCH 31,
CLASS C SHARES                SEPTEMBER 30,    -----------------------------------------------
                                  2007          2007      2006      2005      2004      2003
                              ----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD.................    $15.63        $15.83    $12.85    $12.18    $ 8.35    $ 12.00
                                 ------        ------    ------    ------    ------    -------
  Net Investment Loss (a)....     (0.13)        (0.23)    (0.22)    (0.19)    (0.19)     (0.19)
  Net Realized and Unrealized
    Gain/Loss................      2.33          0.03      3.20      0.86      4.02      (3.46)
                                 ------        ------    ------    ------    ------    -------
Total from Investment
  Operations.................      2.20         (0.20)     2.98      0.67      3.83      (3.65)
                                 ------        ------    ------    ------    ------    -------
NET ASSET VALUE, END OF THE
  PERIOD.....................    $17.83        $15.63    $15.83    $12.85    $12.18    $  8.35
                                 ======        ======    ======    ======    ======    =======

Total Return (b).............    14.08%*       -1.26%    23.19%     5.50%    45.87%    -30.42%
Net Assets at End of the
  Period (In millions).......    $ 51.7        $ 50.8    $ 70.2    $ 71.9    $ 88.4    $  68.8
Ratio of Expenses to Average
  Net Assets.................     2.15%         2.14%     2.13%     2.15%     2.24%      2.37%
Ratio of Net Investment Loss
  to Average Net Assets......    (1.50%)       (1.57%)   (1.57%)   (1.54%)   (1.81%)    (2.01%)
Portfolio Turnover...........      100%*         135%      129%      140%      201%       217%

*   Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements                                             23

VAN KAMPEN AGGRESSIVE GROWTH FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                               SIX MONTHS
                                  ENDED                     YEAR ENDED MARCH 31,
CLASS I SHARES                SEPTEMBER 30,    -----------------------------------------------
                                  2007          2007      2006      2005      2004      2003
                              ----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD.................    $17.40        $17.45    $14.02    $13.16    $ 8.92    $ 12.70
                                 ------        ------    ------    ------    ------    -------
  Net Investment Loss (a)....     (0.05)        (0.09)    (0.08)    (0.07)    (0.09)     (0.10)
  Net Realized and Unrealized
    Gain/Loss................      2.61          0.04      3.51      0.93      4.33      (3.68)
                                 ------        ------    ------    ------    ------    -------
Total from
  Investment Operations......      2.56         (0.05)     3.43      0.86      4.24      (3.78)
                                 ------        ------    ------    ------    ------    -------
NET ASSET VALUE, END OF THE
  PERIOD.....................    $19.96        $17.40    $17.45    $14.02    $13.16    $  8.92
                                 ======        ======    ======    ======    ======    =======

Total Return (b).............    14.71%*       -0.29%    24.47%     6.53%    47.53%    -29.76%
Net Assets at End of the
  Period (In millions).......    $306.7        $291.3    $389.4    $ 73.7    $ 75.8    $  49.6
Ratio of Expenses to Average
  Net Assets.................     1.14%         1.13%     1.10%     1.14%     1.22%      1.36%
Ratio of Net Investment Loss
  to Average Net Assets......     (.49%)        (.56%)    (.50%)    (.52%)    (.79%)    (1.00%)
Portfolio Turnover...........      100%*         135%      129%      140%      201%       217%

*   Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 24                                            See Notes to Financial Statements

VAN KAMPEN AGGRESSIVE GROWTH FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                           SIX MONTHS        MARCH 20, 2007
                                                             ENDED          (COMMENCEMENT OF
CLASS R SHARES                                           SEPTEMBER 30,       OPERATIONS) TO
                                                              2007           MARCH 31, 2007
                                                        ------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...............      $17.14              $17.01
                                                             ------              ------
  Net Investment Loss (a)..............................       (0.09)               0.00(c)
  Net Realized and Unrealized Gain.....................        2.56                0.13
                                                             ------              ------
Total from Investment Operations.......................        2.47                0.13
                                                             ------              ------
NET ASSET VALUE, END OF THE PERIOD.....................      $19.61              $17.14
                                                             ======              ======

Total Return (b).......................................      14.41%*              0.76%*
Net Assets at End of the Period (In millions)..........      $   .1              $   .1
Ratio of Expenses to Average Net Assets................       1.64%               1.62%
Ratio of Net Investment Loss to Average Net Assets.....      (0.99%)             (1.05%)
Portfolio Turnover.....................................        100%*               135%

*   Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period. These returns include combined Rule 12b-1 fees and service fees of up to .50% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Amount is less than $.01 per share.

See Notes to Financial Statements                                             25

VAN KAMPEN AGGRESSIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Aggressive Growth Fund (the "Fund") is organized as a separate diversified series of Van Kampen Equity Trust, a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek capital growth. The Fund commenced investment operations on May 29, 1996. The Fund offers Class A Shares, Class B Shares, Class C Shares, Class I Shares and Class R Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSE Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

VAN KAMPEN AGGRESSIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, the tax authorities can examine all tax returns filed for the last three years. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in "Other" expenses on the Statement of Operations. The Fund adopted the provisions of the Financial Accounting Standards Board's (FASB) Interpretation number 48 Accounting for Uncertainty in Income Taxes, on September 30, 2007. As of September 30, 2007, this did not result in an impact to the Fund's financial statements. The Fund intends to utilize provisions of federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. During the prior fiscal year, the Fund utilized capital losses carried forward of $152,211,160. At March 31, 2007, the Fund had an accumulated capital loss carryforward for tax purposes of $635,006,853, which will expire according to the following schedule.

AMOUNT                                                          EXPIRATION
$268,223,113................................................  March 31, 2010
 366,783,740................................................  March 31, 2011

    At September 30, 2007, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $968,336,293
                                                              ============
Gross tax unrealized appreciation...........................  $148,785,470
Gross tax unrealized depreciation...........................    (8,618,872)
                                                              ------------
Net tax unrealized appreciation on investments..............  $140,166,598
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends at least annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    There were no distributions paid during the year ended March 31, 2007.

    As of March 31, 2007, there were no distributable earnings on a tax basis.

F. EXPENSE REDUCTIONS During the six months ended September 30, 2007, the Fund's custody fee was reduced by $13,501 as a result of credits earned on cash balances.

G. FOREIGN CURRENCY TRANSLATION The market values of foreign securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the mean

VAN KAMPEN AGGRESSIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. The cost of securities is determined using historical exchange rates. Gains and losses on the sale of securities are not segregated for financial reporting purposes between amounts arising from changes in exchange rates and amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency transactions includes the net realized amount from the sale of foreign currency and the amount realized between trade date and settlement date on securities transactions. Income and expenses are translated at rates prevailing when accrued.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     .75%
Next $500 million...........................................     .70%
Over $1 billion.............................................     .65%

    For the six months ended September 30, 2007, the Fund recognized expenses of approximately $13,500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

    Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended September 30, 2007, the Fund recognized expenses of approximately $78,000 representing Van Kampen Investments Inc.'s or its affiliates (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Professional Fees" on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Accounting and Administrative Expenses" on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended September 30, 2007, the Fund recognized expenses of approximately $1,679,500 representing transfer agency fees paid to VKIS. The transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares

VAN KAMPEN AGGRESSIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

of those funds selected by the trustees. Investments in such funds of approximately $171,100 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2007. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the six months ended September 30, 2007, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of the Adviser, totaling $99,555.

    For the six months ended September 30, 2007, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $40,100 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $85,500. Sales charges do not represent expenses of the Fund.

    As of September 30, 2007, Morgan Stanley Investment Management, Inc., an affiliate of the Advisor, owned 5,879 shares of Class R.

3. CAPITAL TRANSACTIONS

For the six months ended September 30, 2007 and the year ended March 31, 2007, transactions were as follows:

                                            FOR THE                         FOR THE
                                        SIX MONTHS ENDED                   YEAR ENDED
                                       SEPTEMBER 30, 2007                MARCH 31, 2007
                                  ----------------------------    ----------------------------
                                    SHARES           VALUE          SHARES           VALUE
Sales:
  Class A.......................    2,447,236    $  45,008,805      5,913,892    $  95,913,670
  Class B.......................    1,201,677       20,004,376      3,489,550       51,045,059
  Class C.......................      105,511        1,766,695        266,932        3,996,160
  Class I.......................      500,158        9,305,896      1,420,226       23,683,903
  Class R.......................          -0-              -0-          5,879          100,000
                                  -----------    -------------    -----------    -------------
Total Sales.....................    4,254,582    $  76,085,772     11,096,479    $ 174,738,792
                                  ===========    =============    ===========    =============
Repurchases:
  Class A.......................   (4,702,145)   $ (85,969,161)   (13,928,619)   $(226,170,419)
  Class B.......................   (3,994,238)     (66,671,414)    (9,507,678)    (141,255,175)
  Class C.......................     (461,396)      (7,679,760)    (1,451,844)     (21,620,237)
  Class I.......................   (1,871,940)     (34,900,326)    (6,999,001)    (113,148,641)
  Class R.......................          -0-              -0-            -0-              -0-
                                  -----------    -------------    -----------    -------------
Total Repurchases...............  (11,029,719)   $(195,220,661)   (31,887,142)   $(502,194,472)
                                  ===========    =============    ===========    =============

4. REDEMPTION FEES

The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the six months ended September 30, 2007, the Fund received redemption fees of approximately

VAN KAMPEN AGGRESSIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

$1,600, which are reported as part of "Cost of Shares Repurchased" on the Statements of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01.

5. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $1,114,396,109 and $1,271,303,487, respectively.

6. DISTRIBUTION AND SERVICE PLANS

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares, Class C Shares and Class R Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets, and up to .50% of Class R average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

    The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $1,578,600 and $74,400 for Class B Shares and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

7. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. ACCOUNTING PRONOUNCEMENT

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

9. FUND MERGER

On September 19, 2007, the Trustees of Van Kampen Aggressive Growth Fund ("Target Fund") announced its intention to merge the Target Fund into the Van Kampen Mid Cap Growth Fund ("Acquiring Fund"). The Trustees of each of the funds have approved in principal an agreement and plan of reorganization between the funds providing for a transfer of assets and liabilities of the Target Fund to the Acquiring Fund in exchange for shares of beneficial interest of the Acquiring Fund (the "Reorganization"). The Reorganization is subject to the approval by the shareholders of the Target Fund.

VAN KAMPEN AGGRESSIVE GROWTH FUND

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

DENNIS SHEA
Vice President

J. DAVID GERMANY
Vice President

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

STUART N. SCHULDT
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
522 Fifth Avenue
New York, New York 10036

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
One Parkview Plaza - Suite 100
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

  Van Kampen Aggressive Growth Fund

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen Aggressive Growth Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

                                                           (continued on back)

  Van Kampen Aggressive Growth Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                         Van Kampen Funds Inc.
                                                  1 Parkview Plaza - Suite 100
                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                                             www.vankampen.com

                                       Copyright (C)2007 Van Kampen Funds Inc.
                                       All rights reserved. Member FINRA/SIPC.

                                                        70, 170, 270, 570, 370
                                                                  AGGSAN 11/07
    (VAN KAMPEN INVESTMENTS LOGO)                           IU07-04680P-Y09/07

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Small Cap Value Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of September 30, 2007.

       THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A CLASS A, B, AND C SHARE OR CLASS I SHARE PROSPECTUS FOR THE FUND BEING OFFERED. THE PROSPECTUS CONTAINS INFORMATION ABOUT THE FUND, INCLUDING THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. TO OBTAIN AN ADDITIONAL PROSPECTUS, CONTACT YOUR FINANCIAL ADVISOR OR DOWNLOAD ONE AT VANKAMPEN.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND, THEREFORE, THE VALUE OF THE FUND SHARES MAY BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS FUND.

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 9/30/07

                             A SHARES            B SHARES            C SHARES          I SHARES
                          since 6/21/99       since 6/21/99       since 6/21/99      since 8/12/05
--------------------------------------------------------------------------------------------------
                                   W/MAX               W/MAX               W/MAX
                           W/O     5.75%       W/O     5.00%       W/O     1.00%          W/O
AVERAGE ANNUAL            SALES    SALES      SALES    SALES      SALES    SALES         SALES
TOTAL RETURNS            CHARGES   CHARGE    CHARGES   CHARGE    CHARGES   CHARGE       CHARGES

Since Inception          13.07%    12.27%    12.24%    12.24%    12.23%    12.23%       15.18%

5-Year                   19.41     18.01     18.49     18.34     18.52     18.52           --

1-Year                   19.17     12.31     18.37     13.54     18.27     17.30        19.48

6-Month                   2.67     -3.22      2.32     -2.68      2.32      1.32         2.83
--------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million and (iii) institutional clients with assets of at least $1 million. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund's returns would have been lower. Figures shown above assume reinvestment of all dividends and capital gains. The Russell 2000(R) Value Index measures the performance of those Russell 2000(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000(R) Index includes the 2,000 smallest companies in the Russell 3000(R) Index, which in turn consists of the 3,000 largest U.S. companies based on total market capitalization. The index is unmanaged and does not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Fund Report

FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2007

MARKET CONDITIONS

Stocks encountered a more challenging environment than had been seen in some time during the six-month period ended September 30, 2007. The collapse of the subprime mortgage market (which made loans to riskier consumers) threatened economic growth, but investors were uncertain as to how deeply the spillover would extend. By the summer of 2007, rising home foreclosures led to bankruptcies at a number of mortgage lenders and contributed to the demise of several hedge funds invested in subprime-backed securities. As a result, credit began tightening across the board, removing much of the low-cost liquidity that had helped support the leveraged buyout boom and stocks' robust gains for the past several years. In addition, consumers became more cautious on spending, as gasoline prices rose and the housing market continued to languish.

Against this backdrop, the stock and bond markets were extremely volatile in July and August. Investors began to reassess risk, which fueled a rotation out of the higher yielding segments of the bond market into the relative safety of Treasury bonds. Moreover, market volatility further extended a slide in the U.S. dollar relative to major currencies. On August 17, the Federal Reserve Board (the "Fed") lowered the discount rate (the rate at which member banks borrow from the central bank) in an attempt to help stabilize the financial markets. Markets initially responded positively to the move, but remained choppy, and a series of troubling economic data released in September added to investor concerns. Employment rates fell for the first time in four years, retail sales weakened, consumer confidence declined and oil prices continued to rise, marking a new high during the month. However, the Fed surprised the markets with a larger than expected cut to the target federal funds rate on September 18, prompting equity prices to finish the period with upward momentum.

The general environment did not bode well for the small-cap segment of the stock market in which the Fund invests. Investors began to pay closer attention to the heightened risks for future economic growth, fueling a rotation into areas of the market which they believed were more likely to withstand a downdraft in the economy. As a result, small-cap stocks began to lag behind large- and mid-caps, apparently ending their sustained period of outperformance. Value stocks also began to trail their growth counterparts by a noticeable margin.

Within the Russell 2000(R) Value Index, which tracks the performance of small cap value stocks, the energy, materials and processing, and health care sectors had the best returns during the period. The energy sector extended its lead as commodity prices climbed again in 2007 after retreating in the second half of 2006. The materials and processing sector benefited from ongoing global demand and merger and acquisition activity. Gains in the health care sector appeared to stem from investors' renewed focus on companies that they believed could deliver organic growth in a slowing economic environment. In contrast, the consumer discretionary sector turned in the weakest performance among sectors, as a number of companies in the sector reported mixed results in August and September and investors tended to avoid areas of the market that would suffer if consumers further reduced their spending habits. The financial services sector also lost ground, led lower by weakness in real estate investment trusts (REITs). Concerns about the economy also hit the producer durables sector, which were particularly manifested in homebuilding stocks' major declines during the period.

PERFORMANCE ANALYSIS

All share classes of Van Kampen Small Cap Value Fund outperformed the Russell 2000(R) Value Index for the six months ended September 30, 2007, assuming no deduction of applicable sales charges.

TOTAL RETURNS FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2007

-----------------------------------------------------------------
                                                 RUSSELL
                                                 2000(R)
      CLASS A   CLASS B   CLASS C   CLASS I    VALUE INDEX

       2.67%     2.32%     2.32%     2.83%       -4.10%
-----------------------------------------------------------------

The performance for the four share classes varies because each has different expenses. The Fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

Relative to the Russell 2000(R) Value Index, the Fund was bolstered by stock selection in the consumer discretionary sector, largely due to holdings in the commercial and business services industry. In addition, the Fund tended to avoid some of the sector's weaker areas--those dependent directly on the consumer such as household furnishings and retailers--which also aided relative performance during the period. Stock selection and an underweight in the financial services sector contributed positively to relative performance. Here, the Fund had limited exposure to REITs, banks, and savings and loans, which were among the worst performing industries within the financial services sector, and also captured good performance from some insurance stocks. A number of holdings from across the health care sector added value, as did an overweight allocation in the sector.

However, the Fund gave back some of its relative gains within the consumer discretionary sector. The Fund's overweight exposure to the sector with the largest negative return for the period detracted from relative results. Stock selection in the autos and transportation sector also disappointed, as two transportation holdings lagged. Finally, a lack of exposure to the consumer staples sector also cost the Fund some relative performance, as the sector performed well during the period.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

TOP 10 HOLDINGS AS OF 9/30/07
MAXIMUS, Inc.                                                     3.7%
ACCO Brands Corp.                                                 3.5
Belden, Inc.                                                      3.0
DRS Technologies, Inc.                                            2.9
Electronics for Imaging, Inc.                                     2.3
Consolidated Graphics, Inc.                                       2.1
PRA International                                                 2.1
Cenveo, Inc.                                                      2.0
Sciele Pharma, Inc.                                               1.7
Conseco, Inc.                                                     1.7

SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF 9/30/07
Electrical Components & Equipment                                 6.3%
Aerospace & Defense                                               6.2
Office Services & Supplies                                        5.1
IT Consulting & Other Services                                    4.8
Property & Casualty Insurance                                     4.3
Commercial Printing                                               4.1
Pharmaceuticals                                                   3.9
Life Sciences Tools & Services                                    3.7
Industrial Machinery                                              3.7
Diversified Commercial & Professional Services                    3.0
Reinsurance                                                       2.8
Restaurants                                                       2.7
Apparel Retail                                                    2.3
Computer Storage & Peripherals                                    2.3
Construction & Engineering                                        2.2
Oil & Gas Exploration & Production                                2.1
Oil & Gas Equipment & Services                                    2.0
Wireless Telecommunication Services                               1.8
Life & Health Insurance                                           1.7
Air Freight & Logistics                                           1.7
Paper Packaging                                                   1.6
Diversified Chemicals                                             1.6
Multi-Utilities                                                   1.6
Agricultural Products                                             1.6
Regional Banks                                                    1.5
Application Software                                              1.5
Specialty Chemicals                                               1.5
Health Care Services                                              1.4
Broadcasting & Cable TV                                           1.3
Semiconductors                                                    1.3
Communications Equipment                                          1.1
Airport Services                                                  1.0
Apparel, Accessories & Luxury Goods                               1.0
Metal & Glass Containers                                          1.0
Trading Companies & Distributors                                  0.9
Insurance Brokers                                                 0.9
Mortgage REIT's                                                   0.9
Publishing                                                        0.8
Electronic Equipment Manufacturers                                0.8
Trucking                                                          0.8

                                             (continued on next page)

SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF 9/30/07
                                       (continued from previous page)
Thrifts & Mortgage Finance                                        0.7%
Specialized REIT's                                                0.7
Gas Utilities                                                     0.7
Health Care Distributors                                          0.6
Building Products                                                 0.5
Household Products                                                0.3
                                                                -----
Total Long-Term Investments                                      94.3
Total Repurchase Agreements                                       5.2
                                                                -----
Total Investments                                                99.5
Other Assets in Excess of Liabilities                             0.5
                                                                -----
Net Assets                                                      100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

HOUSEHOLDING NOTICE

       To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/07 - 9/30/07.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  BEGINNING         ENDING        EXPENSES PAID
                                                ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*
                                                ------------------------------------------------
                                                   4/1/07           9/30/07       4/1/07-9/30/07
Class A
  Actual......................................    $1,000.00        $1,026.73          $ 6.38
  Hypothetical................................     1,000.00         1,018.70            6.36
  (5% annual return before expenses)
Class B
  Actual......................................     1,000.00         1,023.24           10.07
  Hypothetical................................     1,000.00         1,015.05           10.02
  (5% annual return before expenses)
Class C
  Actual......................................     1,000.00         1,023.20           10.17
  Hypothetical................................     1,000.00         1,014.95           10.13
  (5% annual return before expenses)
Class I
  Actual......................................     1,000.00         1,028.31            5.07
  Hypothetical................................     1,000.00         1,020.00            5.05
  (5% annual return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.26%, 1.99%, 2.01% and 1.00%, for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 17, 2007 and May 30, 2007, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees also reviewed the benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund's portfolio management team and the Fund's portfolio management strategy over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

VAN KAMPEN SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 (UNAUDITED)

                                                              NUMBER OF
DESCRIPTION                                                    SHARES        VALUE
--------------------------------------------------------------------------------------
COMMON STOCKS  94.3%
AEROSPACE & DEFENSE  6.2%
AAR Corp. (a)...............................................   170,690    $  5,178,734
DRS Technologies, Inc. .....................................   218,300      12,032,696
Moog, Inc., Class A (a).....................................   117,700       5,171,738
MTC Technologies, Inc. (a)..................................   187,186       3,614,562
                                                                          ------------
                                                                            25,997,730
                                                                          ------------
AGRICULTURAL PRODUCTS  1.6%
Corn Products International, Inc. ..........................   142,600       6,541,062
                                                                          ------------

AIR FREIGHT & LOGISTICS  1.7%
Forward Air Corp. ..........................................    91,200       2,715,936
Pacer International, Inc. ..................................   227,100       4,326,255
                                                                          ------------
                                                                             7,042,191
                                                                          ------------
AIRPORT SERVICES  1.0%
AerCap Holdings N.V. (Netherlands) (a)......................   175,600       4,370,684
                                                                          ------------

APPAREL, ACCESSORIES & LUXURY GOODS  1.0%
Maidenform Brands, Inc. (a).................................   256,090       4,066,709
                                                                          ------------

APPAREL RETAIL  2.3%
Stage Stores, Inc. .........................................   240,725       4,388,417
Tween Brands, Inc. (a)......................................   168,100       5,520,404
                                                                          ------------
                                                                             9,908,821
                                                                          ------------
APPLICATION SOFTWARE  1.5%
MSC Software Corp. (a)......................................   467,389       6,365,838
                                                                          ------------

BROADCASTING & CABLE TV  1.3%
Lin TV Corp., Class A (a)...................................   113,200       1,472,732
Sinclair Broadcast Group, Inc., Class A.....................   347,400       4,182,696
                                                                          ------------
                                                                             5,655,428
                                                                          ------------
BUILDING PRODUCTS  0.5%
Dayton Superior Corp. (a)...................................   238,900       1,980,481
                                                                          ------------

COMMERCIAL PRINTING  4.1%
Cenveo, Inc. (a)............................................   393,200       8,504,916
Consolidated Graphics, Inc. (a).............................   143,600       9,016,644
                                                                          ------------
                                                                            17,521,560
                                                                          ------------
COMMUNICATIONS EQUIPMENT  1.1%
Tekelec (a).................................................   398,700       4,824,270
                                                                          ------------

COMPUTER STORAGE & PERIPHERALS  2.3%
Electronics for Imaging, Inc. (a)...........................   359,100       9,645,426
                                                                          ------------

See Notes to Financial Statements                                             13

VAN KAMPEN SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

                                                              NUMBER OF
DESCRIPTION                                                    SHARES        VALUE
--------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING  2.2%
Aecom Technology Corp. (a)..................................   118,200    $  4,128,726
Stantec, Inc. (Canada) (a)..................................   154,600       5,104,892
                                                                          ------------
                                                                             9,233,618
                                                                          ------------
DIVERSIFIED CHEMICALS  1.6%
Hercules, Inc. .............................................   322,538       6,779,749
                                                                          ------------

DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES  3.0%
Brinks Co. .................................................   119,500       6,677,660
Geo Group, Inc. (a).........................................   122,228       3,619,171
Viad Corp. .................................................    63,379       2,281,644
                                                                          ------------
                                                                            12,578,475
                                                                          ------------
ELECTRICAL COMPONENTS & EQUIPMENT  6.3%
Acuity Brands, Inc. ........................................   127,300       6,426,104
A.O. Smith Corp. ...........................................    83,300       3,655,204
Belden, Inc. ...............................................   273,565      12,832,934
General Cable Corp. (a).....................................    56,960       3,823,155
                                                                          ------------
                                                                            26,737,397
                                                                          ------------
ELECTRONIC EQUIPMENT MANUFACTURERS  0.8%
Cognex Corp. ...............................................   188,800       3,353,088
                                                                          ------------

GAS UTILITIES  0.7%
UGI Corp. ..................................................   111,100       2,886,378
                                                                          ------------

HEALTH CARE DISTRIBUTORS  0.6%
PharMerica Corp. (a)........................................   161,400       2,408,088
                                                                          ------------

HEALTH CARE SERVICES  1.4%
Apria Healthcare Group, Inc. (a)............................   229,620       5,972,416
                                                                          ------------

HOUSEHOLD PRODUCTS  0.3%
Central Garden & Pet Co. (a)................................   159,700       1,421,330
                                                                          ------------

INDUSTRIAL MACHINERY  3.7%
Actuant Corp., Class A......................................    73,000       4,742,810
Albany International Corp., Class A.........................   135,900       5,094,891
CIRCOR International, Inc. .................................   126,063       5,724,521
                                                                          ------------
                                                                            15,562,222
                                                                          ------------
INSURANCE BROKERS  0.9%
National Financial Partners Corp. ..........................    72,500       3,841,050
                                                                          ------------

IT CONSULTING & OTHER SERVICES  4.8%
Gartner, Inc. (a)...........................................   202,100       4,943,366
MAXIMUS, Inc. ..............................................   355,860      15,508,379
                                                                          ------------
                                                                            20,451,745
                                                                          ------------
LIFE & HEALTH INSURANCE  1.7%
Conseco, Inc. (a)...........................................   447,500       7,160,000
                                                                          ------------

 14                                            See Notes to Financial Statements

VAN KAMPEN SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

                                                              NUMBER OF
DESCRIPTION                                                    SHARES        VALUE
--------------------------------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES  3.7%
Bio-Rad Laboratories, Inc., Class A (a).....................    76,057    $  6,883,159
PRA International (a).......................................   295,600       8,690,640
                                                                          ------------
                                                                            15,573,799
                                                                          ------------
METAL & GLASS CONTAINERS  1.0%
Silgan Holdings, Inc. ......................................    75,300       4,047,375
                                                                          ------------

MORTGAGE REIT'S  0.9%
Anthracite Capital, Inc. ...................................   421,800       3,838,380
                                                                          ------------

MULTI-UTILITIES  1.6%
Avista Corp. ...............................................   186,600       3,797,310
PNM Resources, Inc. ........................................   120,150       2,797,092
                                                                          ------------
                                                                             6,594,402
                                                                          ------------
OFFICE SERVICES & SUPPLIES  5.1%
ACCO Brands Corp. (a).......................................   652,735      14,647,373
IKON Office Solutions, Inc. ................................   520,900       6,693,565
                                                                          ------------
                                                                            21,340,938
                                                                          ------------
OIL & GAS EQUIPMENT & SERVICES  2.0%
Exterran Holdings, Inc. (a).................................    53,293       4,281,559
Superior Energy Services, Inc. (a)..........................   121,220       4,296,037
                                                                          ------------
                                                                             8,577,596
                                                                          ------------
OIL & GAS EXPLORATION & PRODUCTION  2.1%
Denbury Resources, Inc. (a).................................   101,500       4,536,035
St. Mary Land & Exploration Co. ............................   126,940       4,527,950
                                                                          ------------
                                                                             9,063,985
                                                                          ------------
PAPER PACKAGING  1.6%
Rock-Tenn Co., Class A......................................   240,000       6,936,000
                                                                          ------------

PHARMACEUTICALS  3.9%
Perrigo Co. ................................................   238,155       5,084,609
Sciele Pharma, Inc. (a).....................................   281,600       7,327,232
Valeant Pharmaceuticals International (a)...................   253,800       3,928,824
                                                                          ------------
                                                                            16,340,665
                                                                          ------------
PROPERTY & CASUALTY INSURANCE  4.3%
AmTrust Financial Services, Inc. ...........................   177,400       2,691,158
Employers Holdings, Inc. ...................................   214,600       4,422,906
NYMAGIC, Inc. ..............................................    69,030       1,919,725
ProAssurance Corp. (a)......................................    99,299       5,349,237
United America Indemnity (Cayman Islands) (a)...............   179,924       3,870,165
                                                                          ------------
                                                                            18,253,191
                                                                          ------------
PUBLISHING  0.8%
Dolan Media Co. (a).........................................   143,100       3,477,330
                                                                          ------------

See Notes to Financial Statements                                             15

VAN KAMPEN SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

                                                              NUMBER OF
DESCRIPTION                                                    SHARES        VALUE
--------------------------------------------------------------------------------------
REGIONAL BANKS  1.5%
Greater Bay Bancorp.........................................    39,800    $  1,098,480
Integra Bank Corp. .........................................   101,880       1,847,084
MB Financial, Inc. .........................................   101,950       3,522,373
                                                                          ------------
                                                                             6,467,937
                                                                          ------------
REINSURANCE  2.8%
Max Capital Group, Ltd. (Bermuda)...........................   234,500       6,575,380
Platinum Underwriters Holdings, Ltd. (Bermuda)..............   145,900       5,246,564
                                                                          ------------
                                                                            11,821,944
                                                                          ------------
RESTAURANTS  2.7%
AFC Enterprises, Inc. (a)...................................   335,900       5,055,295
Denny's Corp. (a)...........................................  1,201,530      4,806,120
Landry's Restaurants, Inc. .................................    50,500       1,336,230
                                                                          ------------
                                                                            11,197,645
                                                                          ------------
SEMICONDUCTORS  1.3%
Cirrus Logic, Inc. (a)......................................   191,099       1,223,034
Microsemi Corp. (a).........................................   153,300       4,274,004
                                                                          ------------
                                                                             5,497,038
                                                                          ------------
SPECIALIZED REIT'S  0.7%
LaSalle Hotel Properties....................................    71,700       3,017,136
                                                                          ------------

SPECIALTY CHEMICALS  1.5%
Cytec Industries, Inc. .....................................    90,600       6,196,134
                                                                          ------------

THRIFTS & MORTGAGE FINANCE  0.7%
Provident New York Bancorp..................................   237,610       3,115,067
                                                                          ------------

TRADING COMPANIES & DISTRIBUTORS  0.9%
TAL International Group, Inc. ..............................   153,474       3,847,593
                                                                          ------------

TRUCKING  0.8%
Dollar Thrifty Automotive Group, Inc. (a)...................    91,800       3,184,542
                                                                          ------------

WIRELESS TELECOMMUNICATION SERVICES  1.8%
Cellcom Israel, Ltd. (Israel)...............................   129,100       3,139,712
Syniverse Holdings, Inc. (a)................................   281,200       4,471,080
                                                                          ------------
                                                                             7,610,792
                                                                          ------------
TOTAL LONG-TERM INVESTMENTS  94.3%
(Cost $309,933,452)....................................................    398,305,245
                                                                          ------------

 16                                            See Notes to Financial Statements

VAN KAMPEN SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

DESCRIPTION                                                                  VALUE
--------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS  5.2%
Banc of America Securities ($7,258,058 par collateralized by U.S.
  Government obligations in a pooled cash account, interest rate of
  5.10%, dated 09/28/07, to be sold on 10/01/07 at $7,261,143).........   $  7,258,058
Citigroup Global Markets, Inc. ($6,451,607 par collateralized by U.S.
  Government obligations in a pooled cash account, interest rate of
  4.90%, dated 09/28/07, to be sold on 10/01/07 at $6,454,242).........      6,451,607
State Street Bank & Trust Co. ($8,370,335 par collateralized by U.S.
  Government obligations in a pooled cash account, interest rate of
  4.55%, dated 09/28/07, to be sold on 10/01/07 at $8,373,508).........      8,370,335
                                                                          ------------

TOTAL REPURCHASE AGREEMENTS
  (Cost $22,080,000)...................................................     22,080,000
                                                                          ------------

TOTAL INVESTMENTS  99.5%
  (Cost $332,013,452)..................................................    420,385,245
OTHER ASSETS IN EXCESS OF LIABILITIES  0.5%............................      2,132,546
                                                                          ------------

NET ASSETS  100.0%.....................................................   $422,517,791
                                                                          ============

Percentages are calculated as a percentage of net assets.

(a) Non-income producing security as this stock currently does not declare income dividends.

See Notes to Financial Statements                                             17

VAN KAMPEN SMALL CAP VALUE FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
September 30, 2007 (Unaudited)

ASSETS:
Total Investments (Cost $332,013,452).......................  $420,385,245
Cash........................................................           687
Receivables:
  Fund Shares Sold..........................................     2,739,377
  Investments Sold..........................................     2,090,075
  Dividends.................................................       338,081
  Interest..................................................         8,893
Other.......................................................        85,126
                                                              ------------
    Total Assets............................................   425,647,484
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     1,644,271
  Fund Shares Repurchased...................................       612,470
  Distributor and Affiliates................................       279,478
  Investment Advisory Fee...................................       227,128
Trustees' Deferred Compensation and Retirement Plans........       143,054
Accrued Expenses............................................       223,292
                                                              ------------
    Total Liabilities.......................................     3,129,693
                                                              ------------
NET ASSETS..................................................  $422,517,791
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $297,799,430
Net Unrealized Appreciation.................................    88,371,793
Accumulated Net Realized Gain...............................    37,549,548
Accumulated Net Investment Loss.............................    (1,202,980)
                                                              ------------
NET ASSETS..................................................  $422,517,791
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $247,474,564 and 13,711,142 shares of
    beneficial interest issued and outstanding).............  $      18.05
    Maximum sales charge (5.75%* of offering price).........          1.10
                                                              ------------
    Maximum offering price to public........................  $      19.15
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $107,534,615 and 6,426,557 shares of
    beneficial interest issued and outstanding).............  $      16.73
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $58,896,279 and 3,513,264 shares of
    beneficial interest issued and outstanding).............  $      16.76
                                                              ============
  Class I Shares:
    Net asset value and offering price per share (Based on
    net assets of $8,612,333 and 474,294 shares of
    beneficial interest issued and outstanding).............  $      18.16
                                                              ============

*   On sales of $50,000 or more, the sales charge will be reduced.

 18                                            See Notes to Financial Statements

VAN KAMPEN SMALL CAP VALUE FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended September 30, 2007 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $24,442).....  $ 1,461,761
Interest....................................................      553,233
                                                              -----------
    Total Income............................................    2,014,994
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    1,343,412
Distribution (12b-1) and Service Fees
  Class A...................................................      283,205
  Class B...................................................      560,776
  Class C...................................................      254,485
Transfer Agent Fees.........................................      429,401
Reports to Shareholders.....................................       79,549
Accounting and Administrative Expenses......................       44,162
Registration Fees...........................................       41,939
Professional Fees...........................................       31,755
Custody.....................................................       18,346
Trustees' Fees and Related Expenses.........................       14,215
Other.......................................................       18,836
                                                              -----------
    Total Expenses..........................................    3,120,081
    Less Credits Earned on Cash Balances....................       12,801
                                                              -----------
    Net Expenses............................................    3,107,280
                                                              -----------
NET INVESTMENT LOSS.........................................  $(1,092,286)
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $18,327,791
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   97,691,401
  End of the Period.........................................   88,371,793
                                                              -----------
Net Unrealized Depreciation During the Period...............   (9,319,608)
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 9,008,183
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 7,915,897
                                                              ===========

See Notes to Financial Statements                                             19

VAN KAMPEN SMALL CAP VALUE FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                               FOR THE
                                                           SIX MONTHS ENDED      FOR THE
                                                            SEPTEMBER 30,       YEAR ENDED
                                                                 2007         MARCH 31, 2007
                                                           ---------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss.......................................   $ (1,092,286)    $  (1,632,662)
Net Realized Gain.........................................     18,327,791        45,885,797
Net Unrealized Appreciation/Depreciation During the
  Period..................................................     (9,319,608)        4,085,422
                                                             ------------     -------------
Change in Net Assets from Operations......................      7,915,897        48,338,557
                                                             ------------     -------------

Distributions from Net Realized Gain:
  Class A Shares..........................................            -0-       (29,870,223)
  Class B Shares..........................................            -0-       (21,671,771)
  Class C Shares..........................................            -0-        (7,088,016)
  Class I Shares..........................................            -0-        (1,638,634)
                                                             ------------     -------------
Total Distributions.......................................            -0-       (60,268,644)
                                                             ------------     -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.......      7,915,897       (11,930,087)
                                                             ------------     -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.................................    112,206,612       104,040,991
Net Asset Value of Shares Issued Through Dividend
  Reinvestment............................................            -0-        57,186,550
Cost of Shares Repurchased................................    (56,973,881)     (107,183,302)
                                                             ------------     -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS........     55,232,731        54,044,239
                                                             ------------     -------------
TOTAL INCREASE IN NET ASSETS..............................     63,148,628        42,114,152
NET ASSETS:
Beginning of the Period...................................    359,369,163       317,255,011
                                                             ------------     -------------
End of the Period (Including accumulated net investment
  loss of $1,202,980 and $110,694, respectively)..........   $422,517,791     $ 359,369,163
                                                             ============     =============

 20                                            See Notes to Financial Statements

VAN KAMPEN SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                             SIX MONTHS
                                ENDED                        YEAR ENDED MARCH 31,
CLASS A SHARES              SEPTEMBER 30,   -------------------------------------------------------
                                2007         2007        2006        2005        2004        2003
                            -----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD............    $17.57       $18.23      $17.17      $16.28      $10.62      $ 14.13
                               ------       ------      ------      ------      ------      -------
  Net Investment
    Income/Loss............     (0.02)(a)    (0.03)(a)    0.03(a)    (0.05)(a)   (0.07)(a)    (0.05)
  Net Realized and
    Unrealized Gain/Loss...      0.50         2.91        3.52        1.52        5.73        (3.31)
                               ------       ------      ------      ------      ------      -------
Total from Investment
  Operations...............      0.48         2.88        3.55        1.47        5.66        (3.36)
Less Distributions from Net
  Realized Gain............       -0-         3.54        2.49        0.58         -0-         0.15
                               ------       ------      ------      ------      ------      -------
NET ASSET VALUE, END OF THE
  PERIOD...................    $18.05       $17.57      $18.23      $17.17      $16.28      $ 10.62
                               ======       ======      ======      ======      ======      =======

Total Return* (b)..........     2.67%**     16.70%      22.13%       9.12%      53.30%      -23.84%
Net Assets at End of the
  Period (In millions).....    $247.5       $192.7      $154.4      $202.2      $204.8      $ 118.2
Ratio of Expenses to
  Average Net Assets*......     1.26%        1.32%       1.38%       1.45%       1.50%        1.50%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets*..............    (0.24%)      (0.16%)      0.14%      (0.30%)     (0.49%)      (0.39%)
Portfolio Turnover.........       22%**        53%         40%         40%         48%          66%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to
     Average Net Assets....       N/A          N/A         N/A         N/A       1.50%        1.59%
   Ratio of Net Investment
     Loss to Average Net
     Assets................       N/A          N/A         N/A         N/A      (0.49%)      (0.48%)

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

See Notes to Financial Statements                                             21

VAN KAMPEN SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                             SIX MONTHS
                                ENDED                        YEAR ENDED MARCH 31,
CLASS B SHARES              SEPTEMBER 30,   -------------------------------------------------------
                                2007         2007        2006        2005        2004        2003
                            -----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD............    $16.35       $17.30      $16.53      $15.81      $10.39      $ 13.94
                               ------       ------      ------      ------      ------      -------
  Net Investment Loss......     (0.08)(a)    (0.16)(a)   (0.12)(a)   (0.17)(a)   (0.17)(a)    (0.12)
  Net Realized and
    Unrealized Gain/Loss...      0.46         2.75        3.38        1.47        5.59        (3.28)
                               ------       ------      ------      ------      ------      -------
Total from Investment
  Operations...............      0.38         2.59        3.26        1.30        5.42        (3.40)
Less Distributions from Net
  Realized Gain............       -0-         3.54        2.49        0.58         -0-         0.15
                               ------       ------      ------      ------      ------      -------
NET ASSET VALUE, END OF THE
  PERIOD...................    $16.73       $16.35      $17.30      $16.53      $15.81      $ 10.39
                               ======       ======      ======      ======      ======      =======

Total Return* (b)..........     2.32%(c)**  15.81%      21.19%       8.31%      52.17%      -24.46%
Net Assets at End of the
  Period (In millions).....    $107.5       $115.1      $116.4      $131.4      $135.0      $  85.2
Ratio of Expenses to
  Average Net Assets*......     1.99%(c)     2.08%       2.15%       2.21%       2.25%        2.25%
Ratio of Net Investment
  Loss to Average Net
  Assets*..................    (0.99%)(c)   (0.92%)     (0.70%)     (1.06%)     (1.24%)      (1.13%)
Portfolio Turnover.........       22%**        53%         40%         40%         48%          66%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to
     Average Net Assets....       N/A          N/A         N/A         N/A       2.25%        2.34%
   Ratio of Net Investment
     Loss to Average Net
     Assets................       N/A          N/A         N/A         N/A      (1.24%)      (1.22%)

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 6).

N/A=Not Applicable

 22                                            See Notes to Financial Statements

VAN KAMPEN SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                             SIX MONTHS
                                ENDED                        YEAR ENDED MARCH 31,
CLASS C SHARES              SEPTEMBER 30,   -------------------------------------------------------
                                2007         2007        2006        2005        2004        2003
                            -----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD............    $16.38       $17.33      $16.55      $15.83      $10.40      $ 13.95
                               ------       ------      ------      ------      ------      -------
  Net Investment Loss......     (0.08)(a)    (0.16)(a)   (0.11)(a)   (0.16)(a)   (0.17)(a)    (0.13)
  Net Realized and
    Unrealized Gain/Loss...      0.46         2.75        3.38        1.46        5.60        (3.27)
                               ------       ------      ------      ------      ------      -------
Total from Investment
  Operations...............      0.38         2.59        3.27        1.30        5.43        (3.40)
Less Distributions from Net
  Realized Gain............       -0-         3.54        2.49        0.58         -0-         0.15
                               ------       ------      ------      ------      ------      -------
NET ASSET VALUE, END OF THE
  PERIOD...................    $16.76       $16.38      $17.33      $16.55      $15.83      $ 10.40
                               ======       ======      ======      ======      ======      =======

Total Return* (b)..........     2.32%**     15.78%(c)   21.23%(c)    8.30%(c)   52.21%      -24.44%
Net Assets at End of the
  Period (In millions).....    $ 58.9       $ 42.7      $ 36.7      $ 38.0      $ 43.7      $  25.8
Ratio of Expenses to
  Average Net Assets*......     2.01%        2.07%(c)    2.12%(c)    2.16%(c)    2.25%        2.25%
Ratio of Net Investment
  Loss to Average Net
  Assets*..................    (0.99%)      (0.91%)(c)  (0.67%)(c)  (1.01%)(c)  (1.24%)      (1.13%)
Portfolio Turnover.........       22%**        53%         40%         40%         48%          66%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to
     Average Net Assets....       N/A          N/A         N/A         N/A       2.25%        2.34%
   Ratio of Net Investment
     Loss to Average Net
     Assets................       N/A          N/A         N/A         N/A      (1.24%)      (1.22%)

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

(c) The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 6).

N/A=Not Applicable

See Notes to Financial Statements                                             23

VAN KAMPEN SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                 SIX MONTHS        YEAR       AUGUST 12, 2005
                                                    ENDED          ENDED      (COMMENCEMENT OF
CLASS I SHARES                                  SEPTEMBER 30,    MARCH 31,     OPERATIONS) TO
                                                    2007           2007        MARCH 31, 2006
                                                ----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.......    $17.66         $18.26           $18.68
                                                   ------         ------           ------
  Net Investment Income/Loss...................       -0-(a)(b)     0.01(b)         (0.01)
  Net Realized and Unrealized Gain.............      0.50           2.93             2.08
                                                   ------         ------           ------
Total from Investment Operations...............      0.50           2.94             2.07
Less Distributions from Net Realized Gain......       -0-           3.54             2.49
                                                   ------         ------           ------
NET ASSET VALUE, END OF THE PERIOD.............    $18.16         $17.66           $18.26
                                                   ======         ======           ======

Total Return (c)...............................     2.83%*        16.96%           12.42%*
Net Assets at End of the Period (In
  millions)....................................    $  8.6         $  8.8           $  9.8
Ratio of Expenses to Average Net Assets........     1.00%          1.07%            1.13%
Ratio of Net Investment Income/Loss to Average
  Net Assets...................................    (0.00%)(d)      0.08%           (0.11%)
Portfolio Turnover.............................       22%*           53%              40%

*   Non-Annualized

(a) Amount is less than $.01.

(b) Based on average shares outstanding.

(c) Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

(d) Amount is less than 0.01%.

 24                                            See Notes to Financial Statements

VAN KAMPEN SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Small Cap Value Fund (the "Fund") is organized as a series of the Van Kampen Equity Trust, a Delaware statutory trust, and is registered as a diversified, open-end investment management company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek capital appreciation. The Fund commenced investment operations on June 21, 1999. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSE Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

VAN KAMPEN SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, the tax authorities can examine all tax returns filed for the last three years. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in "Other" expenses on the Statement of Operations. The Fund adopted the provisions of the Financial Accounting Standards Board's (FASB) Interpretation number 48 Accounting for Uncertainty in Income Taxes, on June 30, 2007. As of September 30, 2007, this did not result in an impact to the Fund's financial statements.

    At September 30, 2007, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $332,205,154
                                                              ============
Gross tax unrealized appreciation...........................  $ 97,818,557
Gross tax unrealized depreciation...........................    (9,638,466)
                                                              ------------
Net tax unrealized appreciation on investments..............  $ 88,180,091
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends at least annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    The tax character of distributions paid during the fiscal year ended March 31, 2007 was as follows:

Distributions paid from:
  Ordinary income...........................................  $ 1,557,843
  Long-term capital gain....................................   58,710,801
                                                              -----------
                                                              $60,268,644
                                                              ===========

    As of March 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $ 2,225,077
Undistributed long-term capital.............................   17,600,196

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

F. EXPENSE REDUCTIONS During the six months ended September 30, 2007, the Fund's custody fee was reduced by $12,801 as a result of credits earned on cash balances.

VAN KAMPEN SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

G. FOREIGN CURRENCY TRANSLATION The market values of foreign securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. The cost of securities is determined using historical exchange rates. Gains and losses on the sale of securities are not segregated for financial reporting purposes between amounts arising from changes in exchange rates and amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency transactions includes the net realized amount from the sale of foreign currency and the amount realized between trade date and settlement date on securities transactions. Income and expenses are translated at rates prevailing when accrued.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     .670%
Next $500 million...........................................     .645%
Over $1 billion.............................................     .620%

    The Advisor has agreed to waive all expenses in excess of 1.50% of Class A average daily net assets, 2.25% of Class B average daily net assets, 2.25% of class C average daily net assets and 1.25% of Class I average daily net assets. This waiver is voluntary and can be discontinued at any time.

    For the six months ended September 30, 2007, the Fund recognized expenses of approximately $3,300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

    Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended September 30, 2007, the Fund recognized expenses of approximately $36,800 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Professional Fees" expenses on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Accounting and Administrative Expenses" on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended September 30, 2007, the Fund recognized expenses of approximately $360,700 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

VAN KAMPEN SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $66,962 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2007. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the six months ended September 30, 2007, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of the Advisor, totaling $245.

    For the six months ended September 30, 2007, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $102,200 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $46,900. Sales charges do not represent expenses of the Fund.

VAN KAMPEN SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

3. CAPITAL TRANSACTIONS

For the six months ended September 30, 2007 and the year ended March 31, 2007 transactions were as follows:

                                              FOR THE                        FOR THE
                                          SIX MONTHS ENDED                 YEAR ENDED
                                         SEPTEMBER 30, 2007              MARCH 31, 2007
                                     --------------------------    ---------------------------
                                       SHARES         VALUE          SHARES          VALUE
Sales:
  Class A..........................   4,509,925    $ 82,485,590     4,320,703    $  77,252,037
  Class B..........................     492,944       8,367,450     1,021,293       17,074,830
  Class C..........................   1,227,278      20,891,064       573,877        9,524,692
  Class I..........................      25,519         462,508        10,607          189,432
                                     ----------    ------------    ----------    -------------
Total Sales........................   6,255,666    $112,206,612     5,926,480    $ 104,040,991
                                     ==========    ============    ==========    =============
Dividend Reinvestment:
  Class A..........................         -0-    $        -0-     1,717,256    $  28,953,034
  Class B..........................         -0-             -0-     1,290,963       20,293,974
  Class C..........................         -0-             -0-       400,057        6,300,908
  Class I..........................         -0-             -0-        96,789        1,638,634
                                     ----------    ------------    ----------    -------------
Total Dividend Reinvestment........         -0-    $        -0-     3,505,065    $  57,186,550
                                     ==========    ============    ==========    =============
Repurchases:
  Class A..........................  (1,765,021)   $(31,888,688)   (3,542,822)   $ (62,785,913)
  Class B..........................  (1,104,709)    (18,738,795)   (2,004,704)     (33,760,157)
  Class C..........................    (320,465)     (5,389,747)     (483,010)      (8,144,836)
  Class I..........................     (52,123)       (956,651)     (140,859)      (2,492,396)
                                     ----------    ------------    ----------    -------------
Total Repurchases..................  (3,242,318)   $(56,973,881)   (6,171,395)   $(107,183,302)
                                     ==========    ============    ==========    =============

4. REDEMPTION FEE

The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee is paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the six months ended September 30, 2007, the Fund received redemption fees of approximately $8,100, which are reported as part of "Cost of Shares Repurchased" on the Statements of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01.

5. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $131,237,857 and $81,440,589, respectively.

VAN KAMPEN SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

6. DISTRIBUTION AND SERVICE PLANS

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

    The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $94,700 and $123,200 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

7. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. ACCOUNTING PRONOUNCEMENT

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

VAN KAMPEN SMALL CAP VALUE FUND

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

DENNIS SHEA
Vice President

J. DAVID GERMANY
Vice President

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

STUART N. SCHULDT
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
522 Fifth Avenue
New York, New York 10036

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
One Parkview Plaza - Suite 100
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

  Van Kampen Small Cap Value Fund

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen Small Cap Value Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

                                                           (continued on back)

  Van Kampen Small Cap Value Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                         Van Kampen Funds Inc.
                                                  1 Parkview Plaza - Suite 100
                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                                             www.vankampen.com

                                       Copyright (C)2007 Van Kampen Funds Inc.
                                       All rights reserved. Member FINRA/SIPC.

                                                             78, 178, 278, 678
                                                                  SCVSAN 11/07
    (VAN KAMPEN INVESTMENTS LOGO)                           IU07-04689P-Y09/07

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Value Opportunities Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of September 30, 2007.

       THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A CLASS A, B, AND C SHARE OR CLASS I SHARE PROSPECTUS FOR THE FUND BEING OFFERED. THE PROSPECTUS CONTAINS INFORMATION ABOUT THE FUND, INCLUDING THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. TO OBTAIN AN ADDITIONAL PROSPECTUS, CONTACT YOUR FINANCIAL ADVISOR OR DOWNLOAD ONE AT VANKAMPEN.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND, THEREFORE, THE VALUE OF THE FUND SHARES MAY BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS FUND.

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 9/30/07

                              A SHARES              B SHARES              C SHARES          I SHARES
                           since 6/25/01         since 6/25/01         since 6/25/01      since 3/23/05
-------------------------------------------------------------------------------------------------------
                           W/O       W/MAX       W/O       W/MAX       W/O       W/MAX
AVERAGE ANNUAL            SALES      5.75%      SALES      5.00%      SALES      1.00%      W/O SALES
TOTAL RETURNS            CHARGES    CHARGES    CHARGES    CHARGES    CHARGES    CHARGES      CHARGES

Since Inception            8.17%      7.15%      7.36%      7.36%      7.36%      7.36%      11.40%

5-Year                    18.53      17.15      17.67      17.51      17.67      17.67          --

1-Year                    10.96       4.60      10.10       5.10      10.09       9.09       11.21

6-Month                    2.44      -3.45       2.02      -2.98       2.02       1.02        2.59
-------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million and (iii) institutional clients with assets of at least $1 million. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. The fund's advisor has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursement, the fund's returns would have been lower.

The Russell 1000, Value Index measures the performance of those Russell 1000, Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an index of the 1000 largest U.S. companies based on total market capitalization. The S&P 500(R) Index is generally representative of the U.S. stock market. These indexes are unmanaged and do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Fund Report

FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2007

MARKET CONDITIONS

Although the broad market posted a positive return for the six months ended September 30, 2007, stocks encountered a very turbulent period in July and August of 2007. The environment over the course of the period continued to reward those sectors strongly tied to the economic cycle, such as energy and industrials. As the U.S. economy marched into the sixth year of continued (albeit slower) growth, valuations on cyclical stocks remained strong, despite rising energy prices, a languishing housing market and rising interest rates. Therefore, it was not surprising to us that the period's more turbulent episodes were not kind to cyclical stocks, nor to any investor who had become complacent about risk. As the damage caused by the subprime mortgage market spread into the credit markets in July and August, investors began to reassess the price they were willing to pay for a stock's growth prospects in an economic environment in which growth is not necessarily assured. Although the broad market recovered by the end of the period, a significantly more challenging environment seemed to be emerging for U.S. equities.

PERFORMANCE ANALYSIS

All share classes of Van Kampen Value Opportunities Fund underperformed the Russell 1000(R) Value Index and the S&P 500(R) Index for the six months ended September 30, 2007, assuming no deduction of applicable sales charges.

TOTAL RETURNS FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2007

---------------------------------------------------------------------------------
                                                 1000(R)       S&P 500(R)
      CLASS A   CLASS B   CLASS C   CLASS I    VALUE INDEX        INDEX

       2.44%     2.02%     2.02%     2.59%        4.67%           8.44%
---------------------------------------------------------------------------------

The performance for the four share classes varies because each has different expenses. The Fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

The Fund's primary detractor from returns relative to the Russell 1000 Value Index was a lack of exposure to the energy sector. The sector continued to perform well as commodity prices remained elevated (in fact, oil prices reached a new high in September 2007). By our measures, these stocks have remained overpriced relative to our assessment of fair value; therefore, we cannot justify owning them, regardless of their strong performance over the past few years. Although select holdings in the materials sector performed very well for the Fund during the period, the Fund's paper stocks dragged down performance for the materials sector as a whole due to concerns about oversupply of newsprint
 2
paper. The consumer staples sector also hampered relative returns due to the weak performance of a convenience store company whose profit margins declined.

On the other hand, the Fund captured positive contributions from holdings in the financial sector during the period. The Fund's insurance stocks, particularly those in the reinsurance business, saw strong gains after the relatively quiet 2007 hurricane season was less costly than expected. In the technology sector, the Fund benefited from a number of holdings across a variety of industries. Among them were a software company that gained market share and showed improved cost efficiency; a semiconductor company that significantly improved its product and its manufacturing capability and reduced costs, as well as benefited from solid market demand; and finally, a hardware company whose new management demonstrated a commitment to improving operations. Within the health care sector, the Fund's positions in a drug company and a health maintenance organization (HMO) further bolstered relative performance.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

TOP 10 HOLDINGS AS OF 9/30/07
Smurfit-Stone Container Corp.                                     5.2%
International Paper Co.                                           3.5
Bowater, Inc.                                                     3.3
Live Nation, Inc.                                                 3.3
Comcast Corp., Class A                                            2.8
Citigroup, Inc.                                                   2.7
AMR Corp.                                                         2.7
Newmont Mining Corp.                                              2.6
Aspen Insurance Holdings, Ltd. (Bermuda)                          2.5
Coca-Cola Co.                                                     2.5

SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF 9/30/07
Pharmaceuticals                                                  12.4%
Paper Products                                                    8.2
Movies & Entertainment                                            7.7
Airlines                                                          6.1
Property & Casualty Insurance                                     6.1
Paper Packaging                                                   5.2
Packaged Foods & Meats                                            5.1
Other Diversified Financial Services                              4.4
Diversified Banks                                                 3.8
Integrated Telecommunication Services                             3.5
Broadcasting & Cable TV                                           2.8
Gold                                                              2.6
Apparel, Accessories & Luxury Goods                               2.6
Soft Drinks                                                       2.5
Household Products                                                2.0
Thrifts & Mortgage Finance                                        1.9
Hypermarkets & Super Centers                                      1.8
Automotive Retail                                                 1.7
Drug Retail                                                       1.4
Reinsurance                                                       1.4
Health Care Equipment                                             1.3
Aerospace & Defense                                               1.2
Life & Health Insurance                                           1.2
Internet Retail                                                   1.1
Multi-Utilities                                                   1.0
Data Processing & Outsourced Services                             1.0
Electronic Manufacturing Services                                 1.0
Asset Management & Custody Banks                                  1.0
Diversified Chemicals                                             1.0
Computer Hardware                                                 0.9

                                             (continued on next page)

SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF 9/30/07
                                       (continued from previous page)
Multi-Line Insurance                                              0.8%
Investment Banking & Brokerage                                    0.8
Aluminum                                                          0.8
                                                                -----
Total Long-Term Investments                                      96.3
Total Repurchase Agreements                                       3.9
                                                                -----
Total Investments                                               100.2
Liabilities in Excess of Other Assets                            (0.2)
                                                                -----
Net Assets                                                      100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

HOUSEHOLDING NOTICE

       To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/07 - 9/30/07.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  BEGINNING         ENDING        EXPENSES PAID
                                                ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*
                                                ------------------------------------------------
                                                   4/1/07           9/30/07       4/1/07-9/30/07
Class A
  Actual......................................    $1,000.00        $1,024.41          $6.43
  Hypothetical................................     1,000.00         1,018.65           6.41
  (5% annual return before expenses)
Class B
  Actual......................................     1,000.00         1,020.23          10.25
  Hypothetical................................     1,000.00         1,014.85          10.23
  (5% annual return before expenses)
Class C
  Actual......................................     1,000.00         1,020.22          10.25
  Hypothetical................................     1,000.00         1,014.85          10.23
  (5% annual return before expenses)
Class I
  Actual......................................     1,000.00         1,025.89           5.22
  Hypothetical................................     1,000.00         1,019.85           5.20
  (5% annual return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.27%, 2.03%, 2.03% and 1.03% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 17, 2007 and May 30, 2007, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. Finally, the Board considered materials it had received in approving a change in the Fund's classification to a diversified fund at the March 2005 meeting. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees also reviewed the benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund's portfolio management strategy over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

VAN KAMPEN VALUE OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 (UNAUDITED)

                                                              NUMBER OF
DESCRIPTION                                                     SHARES        VALUE
---------------------------------------------------------------------------------------
COMMON STOCKS  96.3%
AEROSPACE & DEFENSE  1.2%
L-3 Communications Holdings, Inc. ..........................     33,900    $  3,462,546
                                                                           ------------
AIRLINES  6.1%
AMR Corp. (a)...............................................    340,000       7,578,600
Continental Airlines, Inc., Class B (a).....................    135,000       4,459,050
Southwest Airlines Co. .....................................    345,700       5,116,360
                                                                           ------------
                                                                             17,154,010
                                                                           ------------
ALUMINUM  0.8%
Alcoa, Inc. ................................................     57,800       2,261,136
                                                                           ------------

APPAREL, ACCESSORIES & LUXURY GOODS  2.6%
Hanesbrands, Inc. (a).......................................    158,000       4,433,480
Liz Claiborne, Inc. ........................................     81,000       2,780,730
                                                                           ------------
                                                                              7,214,210
                                                                           ------------
ASSET MANAGEMENT & CUSTODY BANKS  1.0%
Bank of New York Mellon Corp. ..............................     65,283       2,881,592
                                                                           ------------

AUTOMOTIVE RETAIL  1.7%
Pantry, Inc. (a)............................................    184,000       4,715,920
                                                                           ------------

BROADCASTING & CABLE TV  2.8%
Comcast Corp., Class A (a)..................................    324,200       7,839,156
                                                                           ------------

COMPUTER HARDWARE  0.9%
Dell, Inc. (a)..............................................     95,500       2,635,800
                                                                           ------------

DATA PROCESSING & OUTSOURCED SERVICES  1.0%
Computer Sciences Corp. (a).................................     52,400       2,929,160
                                                                           ------------

DIVERSIFIED BANKS  3.8%
Barclays PLC--ADR (United Kingdom)..........................     40,000       1,944,800
Wachovia Corp. .............................................    128,800       6,459,320
Wells Fargo & Co. ..........................................     64,900       2,311,738
                                                                           ------------
                                                                             10,715,858
                                                                           ------------
DIVERSIFIED CHEMICALS  1.0%
Du Pont (E.I.) de Nemours & Co. ............................     54,900       2,720,844
                                                                           ------------

DRUG RETAIL  1.4%
CVS Caremark Corp. .........................................    100,800       3,994,704
                                                                           ------------

ELECTRONIC MANUFACTURING SERVICES  1.0%
Kemet Corp. (a).............................................    393,520       2,892,372
                                                                           ------------

GOLD  2.6%
Newmont Mining Corp. .......................................    166,900       7,465,437
                                                                           ------------

 12                                            See Notes to Financial Statements

VAN KAMPEN VALUE OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

                                                              NUMBER OF
DESCRIPTION                                                     SHARES        VALUE
---------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT  1.3%
Cooper Cos, Inc. ...........................................     67,600    $  3,543,592
                                                                           ------------

HOUSEHOLD PRODUCTS  2.0%
Kimberly-Clark Corp. .......................................     35,200       2,473,152
Procter & Gamble Co. .......................................     45,900       3,228,606
                                                                           ------------
                                                                              5,701,758
                                                                           ------------
HYPERMARKETS & SUPER CENTERS  1.8%
Wal-Mart Stores, Inc. ......................................    119,100       5,198,715
                                                                           ------------

INTEGRATED TELECOMMUNICATION SERVICES  3.5%
AT&T, Inc. .................................................    106,600       4,510,246
Verizon Communications, Inc. ...............................    121,100       5,362,308
                                                                           ------------
                                                                              9,872,554
                                                                           ------------
INTERNET RETAIL  1.1%
Orbitz Worldwide, Inc. (a)..................................    276,000       3,116,040
                                                                           ------------

INVESTMENT BANKING & BROKERAGE  0.8%
Merrill Lynch & Co., Inc. ..................................     31,900       2,273,832
                                                                           ------------

LIFE & HEALTH INSURANCE  1.2%
MetLife, Inc. ..............................................     48,500       3,381,905
                                                                           ------------

MOVIES & ENTERTAINMENT  7.7%
Live Nation, Inc. (a).......................................    433,800       9,218,250
Time Warner, Inc. ..........................................    331,200       6,080,832
Viacom, Inc., Class B (a)...................................    162,200       6,320,934
                                                                           ------------
                                                                             21,620,016
                                                                           ------------
MULTI-LINE INSURANCE  0.8%
American International Group, Inc. .........................     34,700       2,347,455
                                                                           ------------

MULTI-UTILITIES  1.0%
CMS Energy Corp. ...........................................    175,200       2,946,864
                                                                           ------------

OTHER DIVERSIFIED FINANCIAL SERVICES  4.4%
Bank of America Corp. ......................................     94,800       4,765,596
Citigroup, Inc. ............................................    162,700       7,593,209
                                                                           ------------
                                                                             12,358,805
                                                                           ------------
PACKAGED FOODS & MEATS  5.1%
Cadbury Schweppes PLC--ADR (United Kingdom).................     98,100       4,563,612
Kraft Foods, Inc., Class A..................................     87,400       3,016,174
Sara Lee Corp. .............................................    186,600       3,114,354
Unilever NV (Netherlands)...................................    124,000       3,825,400
                                                                           ------------
                                                                             14,519,540
                                                                           ------------
PAPER PACKAGING  5.2%
Smurfit-Stone Container Corp. (a)...........................  1,255,490      14,664,123
                                                                           ------------

See Notes to Financial Statements                                             13

VAN KAMPEN VALUE OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

                                                              NUMBER OF
DESCRIPTION                                                     SHARES        VALUE
---------------------------------------------------------------------------------------
PAPER PRODUCTS  8.2%
Abitibi-Consolidated, Inc. (Canada) (a).....................    725,000    $  1,268,750
Bowater, Inc. ..............................................    630,000       9,399,600
International Paper Co. ....................................    278,175       9,978,137
MeadWestvaco Corp. .........................................     86,200       2,545,486
                                                                           ------------
                                                                             23,191,973
                                                                           ------------
PHARMACEUTICALS  12.4%
Abbott Laboratories.........................................     61,500       3,297,630
Bristol-Myers Squibb Co. ...................................    207,000       5,965,740
Eli Lilly & Co. ............................................     76,900       4,377,917
GlaxoSmithKline PLC--ADR (United Kingdom)...................     41,600       2,213,120
Pfizer, Inc. ...............................................    104,680       2,557,332
Schering-Plough Corp. ......................................    205,400       6,496,802
Watson Pharmaceuticals, Inc. (a)............................    149,100       4,830,840
Wyeth.......................................................    119,230       5,311,697
                                                                           ------------
                                                                             35,051,078
                                                                           ------------
PROPERTY & CASUALTY INSURANCE  6.1%
Allied World Assurance Holdings, Ltd. (Bermuda).............     56,000       2,906,960
Aspen Insurance Holdings, Ltd. (Bermuda)....................    253,800       7,083,558
Chubb Corp. ................................................     59,600       3,196,944
MBIA, Inc. .................................................     64,800       3,956,040
                                                                           ------------
                                                                             17,143,502
                                                                           ------------
REINSURANCE  1.4%
Flagstone Reinsurance Holdings, Ltd. (Bermuda)..............    286,100       3,802,269
                                                                           ------------

SOFT DRINKS  2.5%
Coca-Cola Co. ..............................................    123,100       7,074,557
                                                                           ------------

THRIFTS & MORTGAGE FINANCE  1.9%
Federal Home Loan Mortgage Corp. ...........................     65,620       3,872,236
People's United Financial, Inc. ............................     82,600       1,427,328
                                                                           ------------
                                                                              5,299,564
                                                                           ------------
TOTAL LONG-TERM INVESTMENTS  96.3%
  (Cost $249,940,441)...................................................    271,990,887
                                                                           ------------

 14                                            See Notes to Financial Statements

VAN KAMPEN VALUE OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

DESCRIPTION                                                                   VALUE
---------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS  3.9%
Banc of America Securities ($3,633,960 par collateralized by U.S.
  Government obligations in a pooled cash account, interest rate of
  5.10%, dated 09/28/07, to be sold on 10/01/07 at $3,635,504)..........   $  3,633,960
Citigroup Global Markets, Inc. ($3,230,186 par collateralized by U.S.
  Government obligations in a pooled cash account, interest rate of
  4.90%, dated 09/28/07, to be sold on 10/01/07 at $3,231,505)..........      3,230,186
State Street Bank & Trust Co. ($4,190,854 par collateralized by U.S.
  Government obligations in a pooled cash account, interest rate of
  4.55%, dated 09/28/07, to be sold on 10/01/07 at $4,192,443)..........      4,190,854
                                                                           ------------

TOTAL REPURCHASE AGREEMENTS
  (Cost $11,055,000)....................................................     11,055,000
                                                                           ------------

TOTAL INVESTMENTS  100.2%
  (Cost $260,995,441)...................................................    283,045,887
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.2%)...........................       (485,996)
                                                                           ------------

NET ASSETS  100.0%......................................................   $282,559,891
                                                                           ============

Percentages are calculated as a percentage of net assets.

(a) Non-income producing security as this stock currently does not declare income dividends.

ADR--American Depository Receipt

See Notes to Financial Statements                                             15

VAN KAMPEN VALUE OPPORTUNITIES FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
September 30, 2007 (Unaudited)

ASSETS:
Total Investments (Cost $260,995,441).......................  $283,045,887
Cash........................................................            89
Receivables:
  Investments Sold..........................................     1,466,813
  Fund Shares Sold..........................................       476,698
  Dividends.................................................       326,799
  Interest..................................................         4,453
Other.......................................................        60,647
                                                              ------------
    Total Assets............................................   285,381,386
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     2,068,235
  Fund Shares Repurchased...................................       180,504
  Investment Advisory Fee...................................       172,171
  Distributor and Affiliates................................       161,048
Trustees' Deferred Compensation and Retirement Plans........       111,129
Accrued Expenses............................................       128,408
                                                              ------------
    Total Liabilities.......................................     2,821,495
                                                              ------------
NET ASSETS..................................................  $282,559,891
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $0.01 per share with an unlimited
  number of shares authorized)..............................  $240,015,826
Net Unrealized Appreciation.................................    22,050,446
Accumulated Net Realized Gain...............................    19,226,614
Accumulated Undistributed Net Investment Income.............     1,267,005
                                                              ------------
NET ASSETS..................................................  $282,559,891
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $216,656,473 and 16,133,732 shares of
    beneficial interest issued and outstanding).............  $      13.43
    Maximum sales charge (5.75%* of offering price).........          0.82
                                                              ------------
    Maximum offering price to public........................  $      14.25
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $35,383,232 and 2,698,582 shares of
    beneficial interest issued and outstanding).............  $      13.11
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $29,997,932 and 2,286,127 shares of
    beneficial interest issued and outstanding).............  $      13.12
                                                              ============
  Class I Shares:
    Net asset value and offering price per share (Based on
    net assets of $522,254 and 38,782 shares of beneficial
    interest issued and outstanding)........................  $      13.47
                                                              ============

*   On sales of $50,000 or more, the sales charge will be reduced.

 16                                            See Notes to Financial Statements

VAN KAMPEN VALUE OPPORTUNITIES FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended September 30, 2007 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $24,106).....  $ 2,449,368
Interest....................................................      320,114
                                                              -----------
  Total Income..............................................    2,769,482
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    1,075,134
Distribution (12b-1) and Service Fees
  Class A...................................................      272,665
  Class B...................................................      186,129
  Class C...................................................      154,612
Transfer Agent Fees.........................................      203,627
Registration Fees...........................................       39,995
Reports to Shareholders.....................................       39,199
Accounting and Administrative Expenses......................       37,414
Professional Fees...........................................       30,264
Trustees' Fees and Related Expenses.........................       13,876
Custody.....................................................       11,495
Other.......................................................       17,095
                                                              -----------
  Total Expenses............................................    2,081,505
  Less Credits Earned on Cash Balances......................        3,597
                                                              -----------
  Net Expenses..............................................    2,077,908
                                                              -----------
NET INVESTMENT INCOME.......................................  $   691,574
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $10,090,196
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   26,596,972
  End of the Period.........................................   22,050,446
                                                              -----------
Net Unrealized Depreciation During the Period...............   (4,546,526)
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 5,543,670
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 6,235,244
                                                              ===========

See Notes to Financial Statements                                             17

VAN KAMPEN VALUE OPPORTUNITIES FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                             FOR THE             FOR THE
                                                         SIX MONTHS ENDED       YEAR ENDED
                                                        SEPTEMBER 30, 2007    MARCH 31, 2007
                                                        ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................................     $    691,574        $  2,192,934
Net Realized Gain.....................................       10,090,196          14,305,521
Net Unrealized Appreciation/Depreciation During the
  Period..............................................       (4,546,526)         14,504,544
                                                           ------------        ------------
Change in Net Assets from Operations..................        6,235,244          31,002,999
                                                           ------------        ------------

Distributions from Net Investment Income:
  Class A Shares......................................              -0-          (1,928,563)
  Class B Shares......................................              -0-            (110,722)
  Class C Shares......................................              -0-             (59,828)
  Class I Shares......................................              -0-              (1,272)
                                                           ------------        ------------
                                                                    -0-          (2,100,385)
                                                           ------------        ------------

Distributions from Net Realized Gain:
  Class A Shares......................................              -0-         (12,193,991)
  Class B Shares......................................              -0-          (2,422,455)
  Class C Shares......................................              -0-          (1,798,599)
  Class I Shares......................................              -0-              (6,827)
                                                           ------------        ------------
                                                                    -0-         (16,421,872)
                                                           ------------        ------------
Total Distributions...................................              -0-         (18,522,257)
                                                           ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...        6,235,244          12,480,742
                                                           ------------        ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.............................       38,975,451          88,005,864
Net Asset Value of Shares Issued Through Dividend
  Reinvestment........................................              -0-          17,400,529
Cost of Shares Repurchased............................      (34,056,590)        (84,209,528)
                                                           ------------        ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS....        4,918,861          21,196,865
                                                           ------------        ------------
TOTAL INCREASE IN NET ASSETS..........................       11,154,105          33,677,607
NET ASSETS:
Beginning of the Period...............................      271,405,786         237,728,179
                                                           ------------        ------------
End of the Period (Including accumulated undistributed
  net investment income of $1,267,005 and $575,431,
  respectively).......................................     $282,559,891        $271,405,786
                                                           ============        ============

 18                                            See Notes to Financial Statements

VAN KAMPEN VALUE OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                SIX MONTHS
                                  ENDED                    YEAR ENDED MARCH 31,
CLASS A SHARES                  SEPT. 30,     -----------------------------------------------
                                   2007        2007      2006      2005      2004      2003
                                -------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD...................   $13.11      $12.45    $12.24    $11.02    $ 7.46    $ 10.06
                                  ------      ------    ------    ------    ------    -------
  Net Investment Income (a)....     0.05        0.13      0.10      0.06      0.06       0.05
  Net Realized and Unrealized
    Gain/Loss..................     0.27        1.47      1.22      1.38      3.54      (2.57)
                                  ------      ------    ------    ------    ------    -------
Total from Investment
  Operations...................     0.32        1.60      1.32      1.44      3.60      (2.52)
                                  ------      ------    ------    ------    ------    -------
Less:
  Distributions from Net
    Investment Income..........      -0-        0.13      0.07      0.03      0.04       0.03
  Distributions from Net
    Realized Gain..............      -0-        0.81      1.04      0.19       -0-       0.05
                                  ------      ------    ------    ------    ------    -------
Total Distributions............      -0-        0.94      1.11      0.22      0.04       0.08
                                  ------      ------    ------    ------    ------    -------
NET ASSET VALUE, END OF THE
  PERIOD.......................   $13.43      $13.11    $12.45    $12.24    $11.02    $  7.46
                                  ======      ======    ======    ======    ======    =======

Total Return* (b)..............    2.44%**    13.02%    11.11%    13.12%    48.29%    -25.09%
Net Assets at End of the Period
  (In millions)................   $216.7      $206.3    $171.7    $105.8    $ 52.4    $   7.4
Ratio of Expenses to Average
  Net Assets* (c)..............    1.27%       1.28%     1.38%     1.41%     1.45%      1.46%
Ratio of Net Investment Income
  to Average Net Assets*.......    0.66%       1.05%     0.80%     0.55%     0.57%      0.67%
Portfolio Turnover.............      34%**       60%       56%       46%       61%        70%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average
     Net Assets (c)............      N/A         N/A       N/A       N/A     1.71%      2.11%
   Ratio of Net Investment
     Income to Average Net
     Assets....................      N/A         N/A       N/A       N/A     0.31%      0.02%

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended March 31, 2003.

N/A=Not Applicable

See Notes to Financial Statements                                             19

VAN KAMPEN VALUE OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                SIX MONTHS
                                  ENDED                    YEAR ENDED MARCH 31,
CLASS B SHARES                  SEPT. 30,     -----------------------------------------------
                                   2007        2007      2006      2005      2004      2003
                                -------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD...................   $12.85      $12.22    $12.07    $10.92    $ 7.41    $ 10.05
                                  ------      ------    ------    ------    ------    -------
  Net Investment Income/Loss
    (a)........................    (0.01)       0.04      0.01     (0.02)    (0.02)     (0.01)
  Net Realized and Unrealized
    Gain/Loss..................     0.27        1.44      1.18      1.36      3.53      (2.58)
                                  ------      ------    ------    ------    ------    -------
Total from Investment
  Operations...................     0.26        1.48      1.19      1.34      3.51      (2.59)
                                  ------      ------    ------    ------    ------    -------
Less:
  Distributions from Net
    Investment Income..........      -0-        0.04       -0-       -0-       -0-        -0-
  Distributions from Net
    Realized Gain..............      -0-        0.81      1.04      0.19       -0-       0.05
                                  ------      ------    ------    ------    ------    -------
Total Distributions............      -0-        0.85      1.04      0.19       -0-       0.05
                                  ------      ------    ------    ------    ------    -------
NET ASSET VALUE, END OF THE
  PERIOD.......................   $13.11      $12.85    $12.22    $12.07    $10.92    $  7.41
                                  ======      ======    ======    ======    ======    =======

Total Return* (b)..............    2.02%**    12.24%    10.18%    12.30%    47.37%    -25.75%
Net Assets at End of the Period
  (In millions)................   $ 35.4      $ 34.4    $ 35.5    $ 34.5    $ 24.2    $  13.6
Ratio of Expenses to Average
  Net Assets* (c)..............    2.03%       2.04%     2.13%     2.17%     2.20%      2.21%
Ratio of Net Investment Income/
  Loss to Average Net
  Assets*......................   (0.09%)      0.30%     0.05%    (0.21%)   (0.25%)    (0.09%)
Portfolio Turnover.............      34%**       60%       56%       46%       61%        70%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average
     Net Assets (c)............      N/A         N/A       N/A       N/A     2.46%      2.86%
   Ratio of Net Investment Loss
     to Average Net Assets.....      N/A         N/A       N/A       N/A    (0.51%)    (0.74%)

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended March 31, 2003.

N/A=Not Applicable

 20                                            See Notes to Financial Statements

VAN KAMPEN VALUE OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                SIX MONTHS
                                  ENDED                    YEAR ENDED MARCH 31,
CLASS C SHARES                  SEPT. 30,     -----------------------------------------------
                                   2007        2007      2006      2005      2004      2003
                                -------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD...................   $12.86      $12.22    $12.07    $10.92    $ 7.41    $ 10.05
                                  ------      ------    ------    ------    ------    -------
  Net Investment Income/Loss
    (a)........................    (0.01)       0.04      0.01     (0.02)    (0.02)       -0-
  Net Realized and Unrealized
    Gain/Loss..................     0.27        1.44      1.18      1.36      3.53      (2.59)
                                  ------      ------    ------    ------    ------    -------
Total from Investment
  Operations...................     0.26        1.48      1.19      1.34      3.51      (2.59)
                                  ------      ------    ------    ------    ------    -------
Less:
  Distributions from Net
    Investment Income..........      -0-        0.03       -0-       -0-       -0-        -0-
  Distributions from Net
    Realized Gain..............      -0-        0.81      1.04      0.19       -0-       0.05
                                  ------      ------    ------    ------    ------    -------
Total Distributions............      -0-        0.84      1.04      0.19       -0-       0.05
                                  ------      ------    ------    ------    ------    -------
NET ASSET VALUE, END OF THE
  PERIOD.......................   $13.12      $12.86    $12.22    $12.07    $10.92    $  7.41
                                  ======      ======    ======    ======    ======    =======

Total Return* (b)..............    2.02%**    12.24%    10.18%    12.30%    47.37%    -25.75%
Net Assets at End of the Period
  (In millions)................   $ 30.0      $ 30.5    $ 27.5    $ 27.9    $ 17.8    $   6.1
Ratio of Expenses to Average
  Net Assets* (c)..............    2.03%       2.04%     2.13%     2.17%     2.20%      2.21%
Ratio of Net Investment Income/
  Loss to Average Net
  Assets*......................   (0.09%)      0.29%     0.05%    (0.21%)   (0.23%)    (0.09%)
Portfolio Turnover.............      34%**       60%       56%       46%       61%        70%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average
     Net Assets (c)............      N/A         N/A       N/A       N/A     2.46%      2.86%
   Ratio of Net Investment Loss
     to Average Net Assets.....      N/A         N/A       N/A       N/A    (0.49%)    (0.74%)

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended March 31, 2003.

N/A=Not Applicable

See Notes to Financial Statements                                             21

VAN KAMPEN VALUE OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                             SIX MONTHS       YEAR ENDED        MARCH 23, 2005
                                               ENDED          MARCH 31,          (COMMENCEMENT
CLASS I SHARES                               SEPT. 30,     ----------------    OF OPERATIONS) TO
                                                2007        2007      2006      MARCH 31, 2005
                                             ---------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....   $13.13      $12.46    $12.24         $12.06
                                               ------      ------    ------         ------
  Net Investment Income (a).................     0.06        0.17      0.13            -0-(b)
  Net Realized and Unrealized Gain..........     0.28        1.46      1.21           0.18
                                               ------      ------    ------         ------
Total from Investment Operations............     0.34        1.63      1.34           0.18
                                               ------      ------    ------         ------
Less:
  Distributions from Net Investment
    Income..................................      -0-        0.15      0.08            -0-
  Distributions from Net Realized Gain......      -0-        0.81      1.04            -0-
                                               ------      ------    ------         ------
Total Distributions.........................      -0-        0.96      1.12            -0-
                                               ------      ------    ------         ------
NET ASSET VALUE, END OF THE PERIOD..........   $13.47      $13.13    $12.46         $12.24
                                               ======      ======    ======         ======

Total Return (c)............................    2.59%*     13.28%    11.33%          1.49%*
Net Assets at End of the Period (In
  millions).................................   $  0.5      $  0.2    $  3.0         $  0.9
Ratio of Expenses to Average Net Assets.....    1.03%       1.08%     1.13%          1.08%
Ratio of Net Investment Income to Average
  Net Assets................................    0.92%       1.39%     1.02%          0.97%
Portfolio Turnover..........................      34%*        60%       56%            46%

* Non-Annualized

(a) Based on average shares outstanding.

(b) Amount is less than $.01 per share.

(c) Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

 22                                            See Notes to Financial Statements

VAN KAMPEN VALUE OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Value Opportunities Fund (the "Fund") is organized as a separate diversified series of the Van Kampen Equity Trust, a Delaware statutory trust, and is registered as a diversified, open-end investment management company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek capital growth and income. The Fund commenced investment operations on June 25, 2001. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class specific expenses and voting rights on matters affecting a single class.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of Shares.

VAN KAMPEN VALUE OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, the tax authorities can examine all tax returns filed for the last three years. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in "Other" expenses on the Statement of Operations. The Fund adopted the provisions of the Financial Accounting Standards Board's (FASB) Interpretation number 48 Accounting for Uncertainty in Income Taxes, on June 30, 2007. As of September 30, 2007, this did not result in an impact to the Fund's financial statements.

    At September 30, 2007, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes........................    $261,584,693
                                                                ============
Gross tax unrealized appreciation...........................    $ 28,871,006
Gross tax unrealized depreciation...........................      (7,409,812)
                                                                ------------
Net tax unrealized appreciation on investments..............    $ 21,461,194
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends at least annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    The tax character of distributions paid during the year ended March 31, 2007 was as follows:

Distributions paid from:
  Ordinary income...........................................    $10,162,620
  Long-term capital gain....................................      8,359,637
                                                                -----------
                                                                $18,522,257
                                                                ===========

    As of March 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $2,925,212
Undistributed long-term capital gain........................     7,564,944

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

F. EXPENSE REDUCTIONS During the six months ended September 30, 2007, the Fund's custody fee was reduced by $3,597 as a result of credits earned on cash balances.

VAN KAMPEN VALUE OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .75%
Next $500 million...........................................       .70%
Over $1 billion.............................................       .65%

    The Adviser had agreed to waive all expenses in excess of 1.45% of Class A average daily net assets, 2.20% of Class B average daily net assets, 2.20% of Class C average daily net assets, and 1.20% of Class I average daily net assets. This waiver has been discontinued.

    For the six months ended September 30, 2007, the Fund recognized expenses of approximately $2,300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

    Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended September 30, 2007, the Fund recognized expenses of approximately $33,700 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Professional Fees" on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Accounting and Administrative Expenses" on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended September 30, 2007, the Fund recognized expenses of approximately $183,400 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $48,991 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2007. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/ decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

VAN KAMPEN VALUE OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

    For the six months ended September 30, 2007, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of the Adviser, totaling $12,499.

    For the six months ended September 30, 2007, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $41,800 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $23,500. Sales charges do not represent expenses of the Fund.

    At September 30, 2007, Morgan Stanley Investments Management, Inc., an affiliate of the Adviser, owned 821 shares of Class I.

3. CAPITAL TRANSACTIONS

For the six months ended September 30, 2007 and the year ended March 31, 2007, transactions were as follows:

                                               FOR THE                       FOR THE
                                           SIX MONTHS ENDED                 YEAR ENDED
                                          SEPTEMBER 30, 2007              MARCH 31, 2007
                                      --------------------------    --------------------------
                                        SHARES         VALUE          SHARES         VALUE
Sales:
  Class A...........................   2,299,988    $ 31,196,240     5,554,880    $ 70,980,597
  Class B...........................     403,362       5,381,282       814,492      10,228,298
  Class C...........................     155,219       2,059,164       527,046       6,564,925
  Class I...........................      24,710         338,765        18,199         232,044
                                      ----------    ------------    ----------    ------------
Total Sales.........................   2,883,279    $ 38,975,451     6,914,617    $ 88,005,864
                                      ==========    ============    ==========    ============
Dividend Reinvestment:
  Class A...........................         -0-    $        -0-     1,044,923    $ 13,406,366
  Class B...........................         -0-             -0-       189,122       2,382,928
  Class C...........................         -0-             -0-       127,195       1,603,927
  Class I...........................         -0-             -0-           569           7,308
                                      ----------    ------------    ----------    ------------
Total Dividend Reinvestment.........         -0-    $        -0-     1,361,809    $ 17,400,529
                                      ==========    ============    ==========    ============
Repurchases:
  Class A...........................  (1,899,267)   $(25,771,522)   (4,659,449)   $(59,168,283)
  Class B...........................    (384,563)     (5,135,271)   (1,231,747)    (15,462,551)
  Class C...........................    (237,997)     (3,143,163)     (532,707)     (6,617,835)
  Class I...........................        (508)         (6,634)     (248,305)     (2,960,859)
                                      ----------    ------------    ----------    ------------
Total Repurchases...................  (2,522,335)   $(34,056,590)   (6,672,208)   $(84,209,528)
                                      ==========    ============    ==========    ============

4. REDEMPTION FEE

The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the six months ended September 30, 2007, the Fund received redemption fees of approximately $1,700, which are reported as part of "Cost of Shares Repurchased" on the Statements of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01.

VAN KAMPEN VALUE OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

5. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $93,031,462 and $94,220,348, respectively.

6. DISTRIBUTION AND SERVICE PLANS

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 act, as amended, and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

    The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $386,000 and $0 for Class B and Class C Shares, respectively. These amounts may be recovered for future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

7. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. ACCOUNTING PRONOUNCEMENT

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

VAN KAMPEN VALUE OPPORTUNITIES FUND

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

DENNIS SHEA
Vice President

J. DAVID GERMANY
Vice President

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

STUART N. SCHULDT
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
522 Fifth Avenue
New York, New York 10036

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
One Parkview Plaza--Suite 100
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

  Van Kampen Value Opportunities Fund

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen Value Opportunities Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

                                                           (continued on back)

  Van Kampen Value Opportunities Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                         Van Kampen Funds Inc.
                                                  1 Parkview Plaza - Suite 100
                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                                             www.vankampen.com

                                       Copyright (C)2007 Van Kampen Funds Inc.
                                       All rights reserved. Member FINRA/SIPC.

                                                             57, 157, 257, 603
                                                                  OPPSAN 11/07
    (VAN KAMPEN INVESTMENTS LOGO)                           IU07-04706P-Y09/07

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Leaders Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of September 30, 2007.

       THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A CLASS A, B, AND C SHARE OR CLASS I SHARE PROSPECTUS FOR THE FUND BEING OFFERED. THE PROSPECTUSES CONTAIN INFORMATION ABOUT THE FUND, INCLUDING THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. TO OBTAIN AN ADDITIONAL PROSPECTUS, CONTACT YOUR FINANCIAL ADVISOR OR DOWNLOAD ONE AT VANKAMPEN.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND, THEREFORE, THE VALUE OF THE FUND SHARES MAY BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS FUND.

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 9/30/07

                            A SHARES            B SHARES            C SHARES          I SHARES
                          since 2/27/06       since 2/27/06       since 2/27/06     since 2/27/06
-------------------------------------------------------------------------------------------------
                                   W/MAX               W/MAX               W/MAX
                          W/O      5.75%      W/O      5.00%      W/O      1.00%
AVERAGE ANNUAL           SALES     SALES     SALES     SALES     SALES     SALES      W/O SALES
TOTAL RETURNS           CHARGES   CHARGES   CHARGES   CHARGES   CHARGES   CHARGES      CHARGES

Since Inception         13.40%     9.25%    12.57%    10.21%    12.57%    12.57%       13.66%
1-year                  16.26      9.54     15.34     10.34     15.34     14.34        16.54
6-month                  6.77      0.60      6.38      1.38      6.38      5.38         6.81
-------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million and (iii) institutional clients with assets of at least $1 million. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund's returns would have been lower.

The S&P 500(R) Index is generally representative of the U.S. stock market. The Russell 1000(R) Value Index measures the performance of those companies in the Russell 1000(R) Index with lower price-to-book ratios and lower forecasted growth values. The Lehman Brothers U.S. Government/Credit Index tracks the performance of government and corporate obligations, including U.S. government agency and Treasury securities and corporate and Yankee bonds. The Morgan Stanley Capital International (MSCI) EAFE Index measures the performance for a diverse range of global stock markets within Europe, Australia, and the Far East. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Fund Report

FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2007

MARKET CONDITIONS

In recent months, numerous asset classes demonstrated resiliency in the face of unanticipated challenges. Global stock and bond volatility increased throughout the period under review, as investors discounted these risks and their potential effect on investment returns.

2007 began with the U.S. economy posting its slowest gross domestic product
(GDP) growth rate for any quarter since 2002, placing at risk the global recovery that had powered profitability for the past three years. Equity prices around the world, while quite volatile in February and March, quickly recovered in April and May as the economy reaccelerated and corporate profits climbed further. Fixed income, especially U.S. Treasuries, reversed course as investors rotated away from these "safe harbors" back into more speculative credits.

At mid-year, equity returns were running above historical averages, but investor focus quickly shifted to the mortgage markets, where global dislocations began to shake investor confidence once again. The housing sector, long a source of global spending and investment, began to show signs of exhaustion, and the large financing complex that had been balanced on the back of this juggernaut froze. While initially affecting only the mortgage originators and housing sectors, this credit deterioration spread to more diversified financial services companies around the world. The pace of asset write-downs quickened, and, by mid August, it became increasingly clear that these secondary effects could impact both the U.S. and foreign economies.

The Federal Reserve clearly sensed these risks as well, and, in a series of steps, reduced both the discount and federal funds rates, and joined the European Central Bank in providing overnight liquidity as needed throughout August and September. While risks of further deterioration in the housing sector and concerns over global consumption remained, equity markets rallied back to new highs by September's end, confident that global central banks would provide liquidity as needed.

PERFORMANCE ANALYSIS

All share classes of Van Kampen Leaders Fund underperformed the S&P 500(R) Index and the MSCI EAFE Index, and outperformed the Russell 1000(R) Value Index and the Lehman Brothers U.S. Government/Credit Index for the six months ended September 30, 2007, assuming no deduction of applicable sales charges.

TOTAL RETURNS FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2007

---------------------------------------------------------------------------------------------------------------
                                                                             LEHMAN BROTHERS
                                              S&P 500(R)   RUSSELL 1000(R)   U.S. GOVERNMENT/   MSCI EAFE
      CLASS A   CLASS B   CLASS C   CLASS I     INDEX        VALUE INDEX       CREDIT INDEX       INDEX

       6.77%     6.38%     6.38%     6.81%     8.44%            4.67%              2.50%          8.72%
---------------------------------------------------------------------------------------------------------------

The performance for the four share classes varies because each has different expenses. The Fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

Van Kampen Leaders Fund invests in three underlying Van Kampen funds--Van Kampen Comstock Fund, Van Kampen Equity and Income Fund and Van Kampen International Growth Fund.

For the six month period ended September 30, 2007, all three strategies contributed positively to the overall Fund's performance, with Van Kampen International Growth Fund returning 12.31 percent, Van Kampen Equity and Income Fund returning 4.99 percent, and Van Kampen Comstock Fund returning 3.62 percent (Class I shares, unadjusted for sales charges).

During the six-month period under review, emerging equity markets, such as those in China, the Far East, Latin America and Eastern Europe, outperformed the developed markets of the U.S., Europe and the United Kingdom. Within the U.S. equity market, growth stocks outperformed value stocks, and small and mid capitalization equities outperformed large-caps. In the fixed income markets, long-term, high quality securities, such as the 10-year U.S. Treasury note, outperformed long-term corporate bonds, regardless of their credit ratings. International bond markets mirrored equity markets, with emerging market debt outperforming developed paper.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

ASSET ALLOCATION AS OF 9/30/07
Primarily Domestic Equity                                        33.0%
Domestic Blend                                                   33.0
Primarily Foreign Equity                                         33.7
                                                                -----
Total Long-Term Investments                                      99.7
Total Repurchase Agreements                                       0.3
                                                                -----
Total Investments                                               100.0
Liabilities in Excess of Other Assets                            (0.0)*
                                                                -----
Net Assets                                                      100.0%

*   Amount is less than 0.01%.

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell securities in the categories mentioned above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisor services.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

HOUSEHOLDING NOTICE

       To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/07 - 9/30/07.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  BEGINNING         ENDING        EXPENSES PAID
                                                ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*
                                                ------------------------------------------------
                                                   4/1/07           9/30/07       4/1/07-9/30/07
Class A
  Actual......................................    $1,000.00        $1,067.69          $2.64
  Hypothetical................................     1,000.00         1,022.45           2.58
  (5% annual return before expenses)
Class B
  Actual......................................     1,000.00         1,063.75           6.50
  Hypothetical................................     1,000.00         1,018.70           6.36
  (5% annual return before expenses)
Class C
  Actual......................................     1,000.00         1,063.75           6.50
  Hypothetical................................     1,000.00         1,018.70           6.36
  (5% annual return before expenses)
Class I
  Actual......................................     1,000.00         1,068.09           1.34
  Hypothetical................................     1,000.00         1,023.70           1.32
  (5% annual return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.51%, 1.26%, 1.26% and 0.26%, for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). These expense ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 17, 2007 and May 30, 2007, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of breakpoints in the Underlying Fund's investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund, the Underlying Funds and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees also reviewed the benefit to the investment adviser of receiving research paid for by the Fund's or the Underlying Funds' assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel.

The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund and the Underlying Funds. The trustees discuss with the investment adviser the resources available and used in managing the Fund and the Underlying Funds. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The trustees noted how the Fund does not pay an advisory fee directly pursuant to the investment advisory agreement, in recognition of the fact that under investment advisory agreements between the Adviser and each Underlying Fund, each Underlying Fund pays the Adviser a fee based on the assets of such Underlying Fund. The trustees discussed this arrangement with the Fund and discussed with the investment adviser the level of advisory fees for this Fund and the Underlying Funds relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fee arrangement but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory investment advisory agreement.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio. In conjunction with its review of the investment adviser's profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level of the Fund and the Underlying Funds is appropriate relative to current and projected asset levels and/or whether the advisory fee structures reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund and the Underlying Funds support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

VAN KAMPEN LEADERS FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 (UNAUDITED)

                                                              NUMBER OF
DESCRIPTION                                                     SHARES        VALUE
---------------------------------------------------------------------------------------
INVESTMENTS IN UNDERLYING AFFILIATED FUNDS*
INVESTMENT COMPANIES  99.7%
  Van Kampen Comstock Fund, Class I.........................  5,111,256    $100,742,858
  Van Kampen Equity and Income Fund, Class I................  10,721,516    100,889,463
  Van Kampen International Growth Fund, Class I.............  4,218,793     102,769,805
                                                                           ------------

TOTAL LONG-TERM INVESTMENTS  99.7%
  (Cost $280,583,032)...................................................    304,402,126
                                                                           ------------
REPURCHASE AGREEMENTS  0.3%
Banc of America Securities ($309,322 par collateralized by U.S.
  Government obligations in a pooled cash account, interest rate of
  5.10%, dated 09/28/07, to be sold on 10/01/07 at $309,454)............        309,322
Citigroup Global Markets, Inc. ($274,953 par collateralized by U.S.
  Government obligations in a pooled cash account, interest rate of
  4.90%, dated 09/28/07, to be sold on 10/01/07 at $275,065)............        274,953
State Street Bank & Trust Co. ($356,725 par collateralized by U.S.
  Government obligations in a pooled cash account, interest rate of
  4.55%, dated 09/28/07, to be sold on 10/01/07 at $356,860)............        356,725
                                                                           ------------

TOTAL REPURCHASE AGREEMENTS
  (Cost $941,000).......................................................        941,000
                                                                           ------------

TOTAL INVESTMENTS 100.0%
  (Cost $281,524,032)...................................................    305,343,126
LIABILITIES IN EXCESS OF OTHER ASSETS  0.0%.............................        (33,911)
                                                                           ------------

NET ASSETS  100.0%......................................................   $305,309,215
                                                                           ============

* The Fund does not invest in the Underlying Affiliated Funds for the purpose of exercising management or control. At September 30, 2007, the Fund held the following position, which exceeded 5% of the Underlying Affiliated Fund's shares outstanding:

UNDERLYING AFFILIATED FUND                                      PERCENT OF SHARES HELD
--------------------------------------------------------------------------------------
Van Kampen International Growth Fund........................                     11.04%

See Notes to Financial Statements                                             11

VAN KAMPEN LEADERS FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
September 30, 2007 (Unaudited)

ASSETS:
Investments in Underlying Affiliated Funds (Cost
  $280,583,032).............................................  $304,402,126
Repurchase Agreements (Cost $941,000).......................       941,000
                                                              ------------
Total Investments (Cost $281,524,032).......................   305,343,126
Cash........................................................           331
Receivables:
  Fund Shares Sold..........................................     2,083,401
  Expense Reimbursement from Adviser........................        39,632
  Interest..................................................           379
Other.......................................................        15,014
                                                              ------------
    Total Assets............................................   307,481,883
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     1,591,784
  Fund Shares Repurchased...................................       238,844
  Distributor and Affiliates................................       167,321
Accrued Expenses............................................       148,835
Trustees' Deferred Compensation and Retirement Plans........        25,884
                                                              ------------
    Total Liabilities.......................................     2,172,668
                                                              ------------
NET ASSETS..................................................  $305,309,215
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $0.01 per share with an unlimited
  number of shares authorized)..............................  $278,603,972
Net Unrealized Appreciation.................................    23,819,094
Accumulated Net Realized Gain...............................     2,880,248
Accumulated Undistributed Net Investment Income.............         5,901
                                                              ------------
NET ASSETS..................................................  $305,309,215
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $200,226,846 and 16,755,082 shares of
    beneficial interest issued and outstanding).............  $      11.95
    Maximum sales charge (5.75%* of offering price).........          0.73
                                                              ------------
    Maximum offering price to public........................  $      12.68
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $59,965,525 and 5,021,185 shares of
    beneficial interest issued and outstanding).............  $      11.94
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $44,773,065 and 3,749,085 shares of
    beneficial interest issued and outstanding).............  $      11.94
                                                              ============
  Class I Shares:
    Net asset value and offering price per share (Based on
    net assets of $343,779 and 28,757 shares of beneficial
    interest issued and outstanding)........................  $      11.95
                                                              ============

*   On sales of $50,000 or more, the sales charge will be reduced.

 12                                            See Notes to Financial Statements

VAN KAMPEN LEADERS FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended September 30, 2007 (Unaudited)

INVESTMENT INCOME:
Dividends From Underlying Affiliated Funds..................  $ 2,081,755
Interest....................................................       36,735
                                                              -----------
    Total Income............................................    2,118,490
                                                              -----------
EXPENSES:
Distribution (12b-1) and Service Fees
  Class A...................................................      210,498
  Class B...................................................      250,612
  Class C...................................................      194,239
Transfer Agent Fees.........................................      256,775
Registration Fees...........................................       38,225
Professional Fees...........................................       29,532
Accounting and Administrative Expenses......................       27,680
Reports to Shareholders.....................................       27,503
Trustees' Fees and Related Expenses.........................       11,193
Custody.....................................................        6,356
Other.......................................................       17,190
                                                              -----------
    Total Expenses..........................................    1,069,803
    Expense Reduction.......................................       84,105
    Less Credits Earned on Cash Balances....................        8,242
                                                              -----------
    Net Expenses............................................      977,456
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 1,141,034
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain Distributions from Underlying Affiliated
  Funds.....................................................  $       -0-
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    9,990,672
  End of the Period.........................................   23,819,094
                                                              -----------
Net Unrealized Appreciation During the Period...............   13,828,422
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $13,828,422
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $14,969,456
                                                              ===========

See Notes to Financial Statements                                             13

VAN KAMPEN LEADERS FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                             FOR THE             FOR THE
                                                         SIX MONTHS ENDED       YEAR ENDED
                                                        SEPTEMBER 30, 2007    MARCH 31, 2007
                                                        ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................................     $  1,141,034        $  1,219,100
Realized Gain Distributions from Underlying Affiliated
  Funds...............................................              -0-           3,114,319
Net Unrealized Appreciation During the Period.........       13,828,422           9,998,375
                                                           ------------        ------------
Change in Net Assets from Operations..................       14,969,456          14,331,794
                                                           ------------        ------------

Distributions from Net Investment Income:
  Class A Shares......................................       (1,073,062)         (1,172,339)
  Class B Shares......................................         (122,070)           (184,161)
  Class C Shares......................................          (93,823)           (162,681)
  Class I Shares......................................           (2,364)             (3,861)
                                                           ------------        ------------
                                                             (1,291,319)         (1,523,042)
                                                           ------------        ------------

Distributions from Net Realized Gain:
  Class A Shares......................................              -0-             (13,991)
  Class B Shares......................................              -0-              (4,040)
  Class C Shares......................................              -0-              (3,517)
  Class I Shares......................................              -0-                 (38)
                                                           ------------        ------------
                                                                    -0-             (21,586)
                                                           ------------        ------------
Total Distributions...................................       (1,291,319)         (1,544,628)
                                                           ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...       13,678,137          12,787,166
                                                           ------------        ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.............................      109,562,843         190,839,004
Net Asset Value of Shares Issued Through Dividend
  Reinvestment........................................        1,257,467           1,485,576
Cost of Shares Repurchased............................      (19,440,856)        (12,959,601)
                                                           ------------        ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS....       91,379,454         179,364,979
                                                           ------------        ------------
TOTAL INCREASE IN NET ASSETS..........................      105,057,591         192,152,145
NET ASSETS:
Beginning of the Period...............................      200,251,624           8,099,479
                                                           ------------        ------------
End of the Period (Including accumulated undistributed
  net investment income of $5,901 and $156,186,
  respectively).......................................     $305,309,215        $200,251,624
                                                           ============        ============

 14                                            See Notes to Financial Statements

VAN KAMPEN LEADERS FUND

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                SIX MONTHS                    FEBRUARY 27, 2006
                                                   ENDED        YEAR ENDED    (COMMENCEMENT OF
CLASS A SHARES                                 SEPTEMBER 30,    MARCH 31,      OPERATIONS) TO
                                                   2007            2007        MARCH 31, 2006
                                               ------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD......    $11.26          $10.08           $ 10.00
                                                  ------          ------           -------
  Net Investment Income (a)...................      0.07            0.16              0.01
  Net Realized and Unrealized Gain............      0.69            1.18              0.07
                                                  ------          ------           -------
Total from Investment Operations..............      0.76            1.34              0.08
                                                  ------          ------           -------
Less:
  Distributions from Net Investment Income....      0.07            0.16               -0-
  Distributions from Net Realized Gain........       -0-            0.00(e)            -0-
                                                  ------          ------           -------
Total Distributions...........................      0.07            0.16               -0-
                                                  ------          ------           -------
NET ASSET VALUE, END OF THE PERIOD............    $11.95          $11.26           $ 10.08
                                                  ======          ======           =======

Total Return* (b).............................     6.77%**        13.47%             0.80%**
Net Assets at End of the Period (In
  millions)...................................    $200.2          $130.9           $   5.0
Ratio of Expenses to Average Net Assets* (c)
  (d).........................................     0.51%           0.51%             0.50%
Ratio of Net Investment Income to Average Net
  Assets*.....................................     1.14%           1.51%             2.50%
Portfolio Turnover............................        0%**            0%                0%**
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets (c)
     (d)......................................     0.57%           0.89%            24.16%
   Ratio of Net Investment Income/Loss to
     Average Net Assets.......................     1.08%           1.13%           (21.16%)

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Does not include expenses of the Underlying Affiliated Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Affiliated Funds were .72%, .84% and .54% at September 30, 2007, March 31, 2007 and March 31, 2006, respectively.

(d) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the six months ended September 30, 2007 and the year ended March 31, 2007.

(e) Amount is less than $0.01.

See Notes to Financial Statements                                             15

VAN KAMPEN LEADERS FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                  SIX MONTHS                  FEBRUARY 27, 2006
                                                     ENDED       YEAR ENDED   (COMMENCEMENT OF
CLASS B SHARES                                   SEPTEMBER 30,   MARCH 31,     OPERATIONS) TO
                                                     2007           2007       MARCH 31, 2006
                                                 ----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD........    $11.25         $10.08          $ 10.00
                                                    ------         ------          -------
  Net Investment Income (a).....................      0.02           0.08             0.01
  Net Realized and Unrealized Gain..............      0.70           1.18             0.07
                                                    ------         ------          -------
Total from Investment Operations................      0.72           1.26             0.08
                                                    ------         ------          -------
Less:
  Distributions from Net Investment Income......      0.03           0.09              -0-
  Distributions from Net Realized Gain..........       -0-           0.00(e)           -0-
                                                    ------         ------          -------
Total Distributions.............................      0.03           0.09              -0-
                                                    ------         ------          -------
NET ASSET VALUE, END OF THE PERIOD..............    $11.94         $11.25          $ 10.08
                                                    ======         ======          =======

Total Return* (b)...............................     6.38%**       12.56%            0.80%**
Net Assets at End of the Period (In millions)...    $ 60.0         $ 37.8          $   1.6
Ratio of Expenses to Average Net Assets* (c)
  (d)...........................................     1.26%          1.26%            1.25%
Ratio of Net Investment Income to Average Net
  Assets*.......................................     0.40%          0.74%            2.54%
Portfolio Turnover..............................        0%**           0%               0%**
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets (c)
     (d)........................................     1.32%          1.64%           27.15%
   Ratio of Net Investment Income/Loss to
     Average Net Assets.........................     0.33%          0.37%          (23.37%)

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Does not include expenses of the Underlying Affiliated Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Affiliated Funds were .72%, .84% and .54% at September 30, 2007, March 31, 2007 and March 31, 2006, respectively.

(d) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the six months ended September 30, 2007 and the year ended March 31, 2007.

(e) Amount is less than $0.01.

 16                                            See Notes to Financial Statements

VAN KAMPEN LEADERS FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                  SIX MONTHS                  FEBRUARY 27, 2006
                                                     ENDED       YEAR ENDED   (COMMENCEMENT OF
CLASS C SHARES                                   SEPTEMBER 30,   MARCH 31,     OPERATIONS) TO
                                                     2007           2007       MARCH 31, 2006
                                                 ----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD........    $11.25         $10.08          $ 10.00
                                                    ------         ------          -------
  Net Investment Income (a).....................      0.02           0.08             0.01
  Net Realized and Unrealized Gain..............      0.70           1.18             0.07
                                                    ------         ------          -------
Total from Investment Operations................      0.72           1.26             0.08
                                                    ------         ------          -------
Less:
  Distributions from Net Investment Income......      0.03           0.09              -0-
  Distributions from Net Realized Gain..........       -0-           0.00(e)           -0-
                                                    ------         ------          -------
Total Distributions.............................      0.03           0.09              -0-
                                                    ------         ------          -------
NET ASSET VALUE, END OF THE PERIOD..............    $11.94         $11.25          $ 10.08
                                                    ======         ======          =======

Total Return* (b)...............................     6.38%**       12.56%            0.80%**
Net Assets at End of the Period (In millions)...    $ 44.8         $ 31.3          $   1.3
Ratio of Expenses to Average Net Assets* (c)
  (d)...........................................     1.26%          1.26%            1.25%
Ratio of Net Investment Income to Average Net
  Assets*.......................................     0.39%          0.75%            2.27%
Portfolio Turnover..............................        0%**           0%               0%**
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets (c)
     (d)........................................     1.32%          1.64%           27.74%
   Ratio of Net Investment Income/Loss to
     Average Net Assets.........................     0.32%          0.38%          (24.22%)

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Does not include expenses of the Underlying Affiliated Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Affiliated Funds were .72%, .84% and .54% at September 30, 2007, March 31, 2007 and March 31, 2006, respectively.

(d) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the six months ended September 30, 2007 and the year ended March 31, 2007.

(e) Amount is less than $0.01.

See Notes to Financial Statements                                             17

VAN KAMPEN LEADERS FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                  SIX MONTHS                  FEBRUARY 27, 2006
                                                     ENDED       YEAR ENDED   (COMMENCEMENT OF
CLASS I SHARES                                   SEPTEMBER 30,   MARCH 31,     OPERATIONS) TO
                                                     2007           2007       MARCH 31, 2006
                                                 ----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD........    $11.27         $10.09          $ 10.00
                                                    ------         ------          -------
  Net Investment Income (a).....................      0.08           0.17             0.02
  Net Realized and Unrealized Gain..............      0.69           1.20             0.07
                                                    ------         ------          -------
Total from Investment Operations................      0.77           1.37             0.09
                                                    ------         ------          -------
Less:
  Distributions from Net Investment Income......      0.09           0.19              -0-
  Distributions from Net Realized Gain..........       -0-           0.00(e)           -0-
                                                    ------         ------          -------
Total Distributions.............................      0.09           0.19              -0-
                                                    ------         ------          -------
NET ASSET VALUE, END OF THE PERIOD..............    $11.95         $11.27          $ 10.09
                                                    ======         ======          =======

Total Return* (b)...............................     6.81%**       13.73%            0.90%**
Net Assets at End of the Period (In millions)...    $  0.3         $  0.3          $   0.2
Ratio of Expenses to Average Net Assets* (c)
  (d)...........................................     0.26%          0.26%            0.25%
Ratio of Net Investment Income to Average Net
  Assets*.......................................     1.33%          1.57%            2.43%
Portfolio Turnover..............................        0%**           0%               0%**
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets (c)
     (d)........................................     0.32%          1.14%           39.58%
   Ratio of Net Investment Income/Loss to
     Average Net Assets.........................     1.27%          0.69%          (36.91%)

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Does not include expenses of the Underlying Affiliated Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Affiliated Funds were .72%, .84% and .54% at September 30, 2007, March 31, 2007 and March 31, 2006, respectively.

(d) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the six months ended September 30, 2007 and the year ended March 31, 2007.

(e) Amount is less than $0.01.

 18                                            See Notes to Financial Statements

VAN KAMPEN LEADERS FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Leaders Fund (the "Fund") is organized as a series of the Van Kampen Equity Trust, a Delaware statutory trust, and is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's principal investment objective is capital appreciation. The Fund's secondary investment objective is income. The Fund invests primarily in a combination of Van Kampen funds (the "Underlying Affiliated Funds") on a fixed percentage allocation basis. The Underlying Affiliated Funds invest in U.S. and foreign equity securities and fixed income and money market securities. The Fund makes approximately equal allocations of its assets to the following three Underlying Affiliated Funds: Van Kampen Comstock Fund, Van Kampen Equity and Income Fund and Van Kampen International Growth Fund. The investment results of the Underlying Affiliated Funds will vary. As a result, the percentage allocation to the Underlying Affiliated Funds will be monitored daily by Van Kampen Asset Management (the "Adviser") and the Fund's allocations to the Underlying Affiliated Funds will be rebalanced whenever the actual allocations exceed plus or minus 5% of the predetermined fixed percentage allocation basis. The Fund commenced investment operations on February 27, 2006. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class specific expenses and voting rights on matters affecting a single class.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION The assets of the Fund consist primarily of shares of the Underlying Affiliated Funds, which are valued at their respective net asset values. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by the Adviser or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

VAN KAMPEN LEADERS FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. The Fund incurs a proportionate share of the expenses of the Underlying Affiliated Funds in addition to any expenses of the Fund. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, the tax authorities can examine all tax returns filed for the last three years. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in "Other" expenses on related Statement of Operations. The Fund adopted the provisions of the Financial Accounting Standards Board's (FASB) Interpretation number 48 Accounting for Uncertainty in Income Taxes, on June 30, 2007. As of September 30, 2007, this did not result in an impact to the Fund's financial statements.

    At September 30, 2007, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $281,524,032
                                                                ============
Gross tax unrealized appreciation...........................    $ 23,819,094
Gross tax unrealized depreciation...........................             -0-
                                                                ------------
Net tax unrealized appreciation on investments..............    $ 23,819,094
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    The tax character of distributions paid during the year ended March 31, 2007 was as follows:

Distributions paid from:
  Ordinary income...........................................    $1,525,582
  Long-term capital gain....................................        19,046
                                                                ----------
                                                                $1,544,628
                                                                ==========

    As of March 31, 2007, the components of distributable earnings on a taxable basis were as follows:

Undistributed ordinary income...............................    $  174,782
Undistributed long-term capital gain........................     2,880,248

F. EXPENSE REDUCTIONS During the six months ended September 30, 2007, the Fund's custody fee was reduced by $8,242 as a result of credits earned on cash balances.

VAN KAMPEN LEADERS FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund. The Fund does not directly pay the Adviser a fee pursuant to such agreement, in recognition of the fact that under an investment advisory agreement between the Adviser and each of the Underlying Affiliated Funds, each Underlying Affiliated Fund pays the adviser a fee based on the assets of such Underlying Affiliated Fund. The Fund indirectly bears the investment advisory fee (and other expenses) of the Underlying Affiliated Funds.

    The Adviser waived approximately $84,100 of its other expenses. The Adviser has agreed to waive all expenses in excess of .50% of Class A average net assets, 1.25% of Class B average net assets, 1.25% of Class C average net assets and .25% of Class I average net assets. This waiver is voluntary and can be discontinued at any time.

    For the six months ended September 30, 2007, the Fund recognized expenses of approximately $2,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

    Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended September 30, 2007, the Fund recognized expenses of approximately $37,000 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as, the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Professional Fees" on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Accounting and Administrative Expenses" on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended September 30, 2007, the Fund recognized expenses of approximately $180,100 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $11,552 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2007. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

VAN KAMPEN LEADERS FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

    For the six months ended September 30, 2007, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $394,700 and contingent deferred sales charges (CDSC) on redeemed shares of approximately $50,500. Sales charges do not represent expenses of the Fund.

    At September 30, 2007, Morgan Stanley Investment Management Inc., an affiliate of the Adviser, owned 12,605 shares of Class I.

3. CAPITAL TRANSACTIONS

For the six months ended September 30, 2007 and the year ended March 31, 2007, transactions were as follows:

                                              FOR THE                       FOR THE
                                          SIX MONTHS ENDED                 YEAR ENDED
                                         SEPTEMBER 30, 2007              MARCH 31, 2007
                                     --------------------------    --------------------------
                                       SHARES         VALUE          SHARES         VALUE
Sales:
  Class A..........................   6,174,841    $ 72,559,344    11,844,029    $125,336,414
  Class B..........................   1,990,833      23,360,230     3,454,597      36,601,770
  Class C..........................   1,152,511      13,548,474     2,742,071      28,835,820
  Class I..........................       8,013          94,795         6,049          65,000
                                     ----------    ------------    ----------    ------------
Total Sales........................   9,326,198    $109,562,843    18,046,746    $190,839,004
                                     ==========    ============    ==========    ============
Dividend Reinvestment:
  Class A..........................      89,298    $  1,049,726       106,471    $  1,147,503
  Class B..........................      10,101         118,629        16,624         180,044
  Class C..........................       7,476          87,832        14,383         155,488
  Class I..........................         109           1,280           244           2,541
                                     ----------    ------------    ----------    ------------
Total Dividend Reinvestment........     106,984    $  1,257,467       137,722    $  1,485,576
                                     ==========    ============    ==========    ============
Repurchases:
  Class A..........................  (1,135,419)   $(13,247,826)     (824,293)   $ (8,893,402)
  Class B..........................    (335,808)     (3,917,372)     (269,280)     (2,920,404)
  Class C..........................    (191,962)     (2,253,156)     (105,739)     (1,120,439)
  Class I..........................      (1,872)        (22,502)       (2,494)        (25,356)
                                     ----------    ------------    ----------    ------------
Total Repurchases..................  (1,665,061)   $(19,440,856)   (1,201,806)   $(12,959,601)
                                     ==========    ============    ==========    ============

4. REDEMPTION FEE

The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the six months ended September 30, 2007, the Fund received redemption fees of approximately $200, which are reported as part of "Cost of Shares Repurchased" on the Statement of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01.

5. INVESTMENT IN UNDERLYING AFFILIATED FUNDS

During the period, the cost of purchases and proceeds from sales of investments in Underlying Affiliated Funds were $92,634,160 and $0, respectively.

VAN KAMPEN LEADERS FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

6. DISTRIBUTION AND SERVICE PLANS

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

    The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $1,353,500 and $116,400 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

7. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. ACCOUNTING PRONOUNCEMENT

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

VAN KAMPEN LEADERS FUND

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

DENNIS SHEA
Vice President

J. DAVID GERMANY
Vice President

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

STUART N. SCHULDT
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
522 Fifth Avenue
New York, New York 10036

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
One Parkview Plaza - Suite 100
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

  Van Kampen Leaders Fund

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen Leaders Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

                                                           (continued on back)

  Van Kampen Leaders Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                         Van Kampen Funds Inc.
                                                  1 Parkview Plaza - Suite 100
                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                                             www.vankampen.com

                                       Copyright (C)2007 Van Kampen Funds Inc.
                                       All rights reserved. Member FINRA/SIPC.

                                                            200, 300, 400, 600
                                                                   LFSAN 11/07
    (VAN KAMPEN INVESTMENTS LOGO)                           IU07-04704P-Y09/07

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Asset Allocation Conservative Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of September 30, 2007.

       THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A CLASS A, B, AND C SHARE OR CLASS I SHARE PROSPECTUS FOR THE FUND BEING OFFERED. THE PROSPECTUSES CONTAIN INFORMATION ABOUT THE FUND, INCLUDING THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. TO OBTAIN AN ADDITIONAL PROSPECTUS, CONTACT YOUR FINANCIAL ADVISOR OR DOWNLOAD ONE AT VANKAMPEN.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND, THEREFORE, THE VALUE OF THE FUND SHARES MAY BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS FUND.

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

PERFORMANCE SUMMARY as of 9/30/07

                                                                                       I SHARES
                             A SHARES             B SHARES             C SHARES          SINCE
                          since 9/25/06        since 9/25/06        since 9/25/06       9/25/06
------------------------------------------------------------------------------------------------
                                    W/MAX                W/MAX                W/MAX
                                    5.75%                5.00%                1.00%
AVERAGE ANNUAL          W/O SALES   SALES    W/O SALES   SALES    W/O SALES   SALES    W/O SALES
TOTAL RETURNS            CHARGES    CHARGE    CHARGES    CHARGE    CHARGES    CHARGE    CHARGES

Since Inception          12.64%      6.24%    11.81%      7.87%    11.71%     11.71%    13.02%

1-year                   12.48       6.03     11.76       6.76     11.66      10.66     12.87

6-month                   6.27       0.16      5.88       0.88      5.78       4.78      6.40

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total returns with sales charges include payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million and (iii) institutional clients with assets of at least $1 million. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. The fund's advisor has waived or reimbursed fees and expenses from time to time; absent such waivers/ reimbursements the fund's returns would have been lower.

The Lehman Brothers U.S. Aggregate Index tracks the performance of all U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-based securities. The Standard & Poor's 500(R) Index (S&P 500(R)) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Morgan Stanley Capital International
(MSCI) EAFE Index measures the performance for a diverse range of global stock markets within Europe, Australia, and the Far East. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Fund Report

FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2007

MARKET CONDITIONS

In recent months, numerous asset classes demonstrated resiliency in the face of unanticipated challenges. Global stock and bond volatility increased throughout the period under review, as investors discounted these risks and their potential effect on investment returns.

2007 began with the U.S. economy posting its slowest gross domestic product
(GDP) growth rate for any quarter since 2002, placing at risk the global recovery that had powered profitability for the past three years. Equity prices around the world, while quite volatile in February and March, quickly recovered in April and May as the economy reaccelerated and corporate profits climbed further. Fixed income, especially U.S. Treasuries, reversed course as investors rotated away from these "safe harbors" back into more speculative credits.

At mid-year, equity returns were running above historical averages, but investor focus quickly shifted to the mortgage markets, where global dislocations began to shake investor confidence once again. The housing sector, long a source of global spending and investment, began to show signs of exhaustion, and the large financing complex that had been balanced on the back of this juggernaut froze. While initially affecting only the mortgage originators and housing sectors, this credit deterioration spread to more diversified financial services companies around the world. The pace of asset write-downs quickened, and, by mid August, it became increasingly clear that these secondary effects could impact both the U.S. and foreign economies.

The Federal Reserve clearly sensed these risks as well, and, in a series of steps, reduced both the discount and federal funds rates, and joined the European Central Bank in providing overnight liquidity as needed throughout August and September. While risks of further deterioration in the housing sector, as well as concerns over global consumption remained, equity markets rallied back to new highs by September's end, confident that global central banks would provide liquidity as needed.

PERFORMANCE ANALYSIS

All share classes of Van Kampen Asset Allocation Conservative Fund outperformed the Lehman Brothers U.S. Aggregate Index and the Blended Index (25% S&P 500(R) Index, 15% MSCI EAFE Index and 60% Lehman Brothers U.S. Aggregate Index) for the six months ended September 30, 2007, assuming no deduction of applicable sales charges.

TOTAL RETURNS FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2007

-----------------------------------------------------------------------------------
                                              LEHMAN BROTHERS
                                              U.S. AGGREGATE
      CLASS A   CLASS B   CLASS C   CLASS I        INDEX        BLENDED INDEX

       6.27%     5.88%     5.78%     6.40%         2.31%            4.83%
-----------------------------------------------------------------------------------

The performance for the four share classes varies because each has different expenses. The Fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

Van Kampen Asset Allocation Conservative Fund seeks a high level of long-term total return, consistent with a low level of risk. During the period under review, the Fund maintained an asset allocation target of 40 percent in equity investments and 60 percent in fixed income investments. Additionally, the Fund's largest exposures include corporate bonds (approximately 20 percent of total net assets), U.S. government securities (approximately 15 percent), shorter-term fixed income investments (approximately 15 percent), and U.S. mortgages (approximately 10 percent). The Fund's largest equity exposures include U.S. large, mid and small capitalization equities (approximately 20 percent of assets), international equities (approximately 15 percent) and other equity investments (approximately 5 percent).

During the six-month period under review, emerging equity markets, such as those in China, the Far East, Latin America and Eastern Europe outperformed the developed markets of the U.S., Europe and the United Kingdom. Within the U.S. equity market, growth outperformed value, and small and mid capitalization equities outperformed large-caps. In the fixed income markets, long-term, high quality securities, such as the 10-year U.S. Treasury note, outperformed long-term corporate bonds, regardless of their credit ratings. International bond markets mirrored equity markets, with emerging market debt outperforming developed paper.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

ASSET ALLOCATION AS OF 9/30/07
Fixed Income                                                     56.0%
U.S. Equity                                                      24.3
Global/International                                             15.2
                                                                -----
Total Long-Term Investments                                      95.5
Total Repurchase Agreements                                       3.7
Other Assets in Excess of Liabilities                             0.8
                                                                -----
Net Assets                                                      100.0%

The fund invests primarily in other Van Kampen mutual funds. The percentages expressed above were calculated by aggregating the investment portfolios of each underlying Van Kampen mutual fund in the proportion in which they are held by the fund.

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell securities in the categories mentioned above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

HOUSEHOLDING NOTICE

       To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs : (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/07 - 9/30/07.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  BEGINNING         ENDING        EXPENSES PAID
                                                ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*
                                                ------------------------------------------------
                                                   4/1/07           9/30/07       4/1/07-9/30/07
Class A
  Actual......................................    $1,000.00        $1,062.73          $2.11
  Hypothetical................................     1,000.00         1,022.95           2.07
  (5% annual return before expenses)
Class B
  Actual......................................     1,000.00         1,058.78           5.97
  Hypothetical................................     1,000.00         1,019.20           5.86
  (5% annual return before expenses)
Class C
  Actual......................................     1,000.00         1,057.81           5.97
  Hypothetical................................     1,000.00         1,019.20           5.86
  (5% annual return before expenses)
Class I
  Actual......................................     1,000.00         1,064.02           0.83
  Hypothetical................................     1,000.00         1,024.20           0.81
  (5% annual return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.41%, 1.16%, 1.16% and 0.16% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). These expense ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 17, 2007 and May 30, 2007, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of breakpoints in the Fund's investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund, the Underlying Funds and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees also reviewed the benefit to the investment adviser of receiving research paid for by the Fund's or the Underlying Funds' assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of

Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund and the Underlying Funds. The trustees discuss with the investment adviser the resources available and used in managing the Fund and the Underlying Funds. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The trustees have noted how the Fund pays an advisory fee of 0.15% directly pursuant to the investment advisory agreement, in recognition of the fact that under investment advisory agreements between the investment adviser and each Underlying Fund, each Underlying Fund pays the investment adviser a fee based on the assets of such Underlying Fund. The trustees have discussed this arrangement with the Fund and have discussed with the investment adviser the level of advisory fees for this Fund and the Underlying Funds relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

VAN KAMPEN ASSET ALLOCATION CONSERVATIVE FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 (UNAUDITED)

                                                              NUMBER OF
DESCRIPTION                                                    SHARES        VALUE
-------------------------------------------------------------------------------------
INVESTMENTS IN UNDERLYING AFFILIATED FUNDS
INVESTMENT COMPANIES  95.5%
Van Kampen American Value Fund, Class I.....................    30,161    $ 1,045,975
Van Kampen Corporate Bond Fund, Class I.....................   619,642      4,033,871
Van Kampen Emerging Markets Fund, Class I...................    34,850      1,123,227
Van Kampen Enterprise Fund, Class I.........................    64,767      1,059,583
Van Kampen Equity Premium Income Fund, Class I..............    94,004      1,032,166
Van Kampen Government Securities Fund, Class I..............   302,060      3,011,536
Van Kampen Growth and Income Fund, Class I..................    44,962      1,033,670
Van Kampen International Growth Fund, Class I...............    88,325      2,151,585
Van Kampen Limited Duration Fund, Class I...................   273,152      3,031,990
Van Kampen Pace Fund, Class I...............................    82,138      1,088,332
Van Kampen US Mortgage Fund, Class I........................   152,868      2,013,273
                                                                          -----------

TOTAL LONG-TERM INVESTMENTS
  (Cost $19,823,364)...................................................    20,625,208
                                                                          -----------

REPURCHASE AGREEMENTS  3.7%
Banc of America Securities ($265,603 par collateralized by U.S.
  Government obligations in a pooled cash account, interest rate of
  5.10%, dated 09/28/07, to be sold on 10/01/07 at $265,716)...........       265,603
Citigroup Global Markets, Inc. ($236,091 par collateralized by U.S.
  Government obligations in a pooled cash account, interest rate of
  4.90%, dated 09/28/07, to be sold on 10/01/07 at $236,188)...........       236,091
State Street Bank & Trust Co. ($306,306 par collateralized by U.S.
  Government obligations in a pooled cash account, interest rate of
  4.55%, dated 09/28/07, to be sold on 10/01/07 at $306,422)...........       306,306
                                                                          -----------

TOTAL REPURCHASE AGREEMENTS
  (Cost $808,000)......................................................       808,000
                                                                          -----------

TOTAL INVESTMENTS 99.2%
  (Cost $20,631,364)...................................................    21,433,208
OTHER ASSETS IN EXCESS OF LIABILITIES  0.8%............................       168,069
                                                                          -----------
NET ASSETS  100.0%.....................................................   $21,601,277
                                                                          ===========

Percentages are calculated as a percentage of net assets.

See Notes to Financial Statements                                             11

VAN KAMPEN ASSET ALLOCATION CONSERVATIVE FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
September 30, 2007 (Unaudited)

ASSETS:
Investments in Underlying Affiliated Funds (Cost
  $19,823,364)..............................................  $20,625,208
Repurchase Agreements (Cost $808,000).......................      808,000
Cash........................................................          202
Receivables:
  Fund Shares Sold..........................................      246,715
  Dividends.................................................       59,430
  Interest..................................................          326
Expense Reimbursement from Adviser..........................       22,679
Other.......................................................        4,905
                                                              -----------
    Total Assets............................................   21,767,465
                                                              -----------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................       65,609
  Distributor and Affiliates................................       23,946
Trustees' Deferred Compensation and Retirement Plans........       12,175
Accrued Expenses............................................       64,458
                                                              -----------
    Total Liabilities.......................................      166,188
                                                              -----------
NET ASSETS..................................................  $21,601,277
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $0.01 per share with an unlimited
  number of shares authorized)..............................  $20,608,298
Net Unrealized Appreciation.................................      801,844
Accumulated Undistributed Net Investment Income.............      128,161
Accumulated Net Realized Gain...............................       62,974
                                                              -----------
NET ASSETS..................................................  $21,601,277
                                                              ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $14,760,928 and 1,341,356 shares of
    beneficial interest issued
    and outstanding)........................................  $     11.00
    Maximum sales charge (5.75%* of offering price).........         0.67
                                                              -----------
    Maximum offering price to public........................  $     11.67
                                                              ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $2,482,403 and 225,744 shares of
    beneficial interest issued
    and outstanding)........................................  $     11.00
                                                              ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $3,807,667 and 346,326 shares of
    beneficial interest issued
    and outstanding)........................................  $     10.99
                                                              ===========
  Class I Shares:
    Net asset value and offering price per share (Based on
    net assets of $550,279 and 50,000 shares of beneficial
    interest issued
    and outstanding)........................................  $     11.01
                                                              ===========

*   On sales of $50,000 or more, the sales charge will be reduced.

 12                                            See Notes to Financial Statements

VAN KAMPEN ASSET ALLOCATION CONSERVATIVE FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months ended September 30, 2007 (Unaudited)

INVESTMENT INCOME:
Dividends From Underlying Affiliated Funds..................  $234,759
Interest....................................................     8,777
                                                              --------
  Total Income..............................................   243,536
                                                              --------
EXPENSES:
Registration Fees...........................................    44,087
Offering....................................................    39,449
Distribution (12b-1) and Service Fees
  Class A...................................................    11,113
  Class B...................................................     8,295
  Class C...................................................    13,629
Professional Fees...........................................    24,457
Reports to Shareholders.....................................    20,735
Accounting and Administrative Expenses......................    17,942
Investment Advisory Fee.....................................    10,359
Transfer Agent Fees.........................................     9,170
Trustees' Fees and Related Expenses.........................     7,705
Custody.....................................................     5,945
Other.......................................................    15,177
                                                              --------
  Total Expenses............................................   228,063
  Expense Reduction ($10,359 Investment Advisory Fee and
    $173,662 Other).........................................   184,021
  Less Credits Earned on Cash Balances......................       647
                                                              --------
  Net Expenses..............................................    43,395
                                                              --------
NET INVESTMENT INCOME.......................................  $200,141
                                                              ========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain Distributions From Underlying Affiliated
  Funds.....................................................  $ 25,571
                                                              --------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   111,944
  End of the Period.........................................   801,844
                                                              --------
Net Unrealized Appreciation During the Period...............   689,900
                                                              --------
NET REALIZED AND UNREALIZED GAIN............................  $715,471
                                                              ========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $915,612
                                                              ========

See Notes to Financial Statements                                             13

VAN KAMPEN ASSET ALLOCATION CONSERVATIVE FUND

FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets (Unaudited)

                                                                             FOR THE PERIOD
                                                                           SEPTEMBER 25, 2006
                                                          FOR THE           (COMMENCEMENT OF
                                                      SIX MONTHS ENDED       OPERATIONS) TO
                                                     SEPTEMBER 30, 2007      MARCH 31, 2007
                                                     ----------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................     $   200,141            $   71,525
Realized Gain Distributions From Underlying
  Affiliated Funds.................................          25,571                46,826
Net Unrealized Appreciation During the Period......         689,900               111,944
                                                        -----------            ----------
Change in Net Assets from Operations...............         915,612               230,295
                                                        -----------            ----------
Distributions from Net Investment Income:
  Class A Shares...................................        (135,684)              (37,761)
  Class B Shares...................................         (16,412)               (7,599)
  Class C Shares...................................         (26,691)              (13,886)
  Class I Shares...................................          (7,380)               (7,350)
                                                        -----------            ----------
Total Distributions................................        (186,167)              (66,596)
                                                        -----------            ----------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................         729,445               163,699
                                                        -----------            ----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..........................      13,849,938             8,067,530
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.....................................         146,620                41,502
Cost of Shares Repurchased.........................      (1,208,371)             (189,086)
                                                        -----------            ----------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.....................................      12,788,187             7,919,946
                                                        -----------            ----------
TOTAL INCREASE IN NET ASSETS.......................      13,517,632             8,083,645
                                                        -----------            ----------
NET ASSETS:
Beginning of the Period............................       8,083,645                   -0-
                                                        -----------            ----------
End of the Period (Including accumulated
  undistributed net investment income of $128,161
  and $114,187, respectively)......................     $21,601,277            $8,083,645
                                                        ===========            ==========

 14                                            See Notes to Financial Statements

VAN KAMPEN ASSET ALLOCATION CONSERVATIVE FUND

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                           SIX MONTHS     SEPTEMBER 25, 2006
                                                              ENDED        (COMMENCEMENT OF
CLASS A SHARES                                            SEPTEMBER 30,     OPERATIONS) TO
                                                              2007          MARCH 31, 2007
                                                          ----------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.................    $10.48             $10.00
                                                             ------             ------
  Net Investment Income (a)..............................      0.17               0.18
  Net Realized and Unrealized Gain.......................      0.48               0.43
                                                             ------             ------
Total from Investment Operations.........................      0.65               0.61
                                                             ------             ------
Less:
  Distributions from Net Investment Income...............      0.13               0.13
                                                             ------             ------
NET ASSET VALUE, END OF THE PERIOD.......................    $11.00             $10.48
                                                             ======             ======

Total Return* (b)........................................     6.27%**            6.16%**
Net Assets at End of the Period (In millions)............    $ 14.8             $  4.6
Ratio of Expenses to Average Net Assets* (c)(e)..........     0.41%              0.42%
Ratio of Net Investment Income to Average Net Assets*....     3.14%              3.38%
Portfolio Turnover.......................................        0%**(d)            0%**(d)
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets (c)...........     3.03%              8.91%
   Ratio of Net Investment Income/Loss to Average Net
     Assets..............................................     0.51%             (5.11%)

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% maybe imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Does not include expenses of the Underlying Affiliated Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Affiliated Funds were .88% and .84% at September 30, 2007 and March 31, 2007, respectively.

(d) Amount is less than 1%.

(e) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% and .02% for the periods ended September 30, 2007 and March 31, 2007, respectively.

See Notes to Financial Statements                                             15

VAN KAMPEN ASSET ALLOCATION CONSERVATIVE FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                           SIX MONTHS     SEPTEMBER 25, 2006
                                                              ENDED        (COMMENCEMENT OF
CLASS B SHARES                                            SEPTEMBER 30,     OPERATIONS) TO
                                                              2007          MARCH 31, 2007
                                                          ----------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.................    $10.48             $10.00
                                                             ------             ------
  Net Investment Income (a)..............................      0.13               0.14
  Net Realized and Unrealized Gain.......................      0.48               0.44
                                                             ------             ------
Total from Investment Operations.........................      0.61               0.58
                                                             ------             ------
Less:
  Distributions from Net Investment Income...............      0.09               0.10
                                                             ------             ------
NET ASSET VALUE, END OF THE PERIOD.......................    $11.00             $10.48
                                                             ======             ======

Total Return* (b)........................................     5.88%**            5.76%**
Net Assets at End of the Period (In millions)............    $  2.5             $  1.1
Ratio of Expenses to Average Net Assets* (c)(e)..........     1.16%              1.17%
Ratio of Net Investment Income to Average Net Assets*....     2.36%              2.61%
Portfolio Turnover.......................................        0%**(d)            0%**(d)
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets (c)...........     3.87%              9.66%
   Ratio of Net Investment Loss to Average Net Assets....    (0.35%)            (5.88%)

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Does not include expenses of the Underlying Affiliated Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Affiliated Funds were .88% and .84% at September 30, 2007 and March 31, 2007, respectively.

(d) Amount is less than 1%.

(e) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% and .02% for the periods ended September 30, 2007 and March 31, 2007, respectively.

 16                                            See Notes to Financial Statements

VAN KAMPEN ASSET ALLOCATION CONSERVATIVE FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                           SIX MONTHS     SEPTEMBER 25, 2006
                                                              ENDED        (COMMENCEMENT OF
CLASS C SHARES                                            SEPTEMBER 30,     OPERATIONS) TO
                                                              2007          MARCH 31, 2007
                                                          ----------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.................    $10.48             $10.00
                                                             ------             ------
  Net Investment Income (a)..............................      0.13               0.14
  Net Realized and Unrealized Gain.......................      0.47               0.44
                                                             ------             ------
Total from Investment Operations.........................      0.60               0.58
                                                             ------             ------
Less:
  Distributions from Net Investment Income...............      0.09               0.10
                                                             ------             ------
NET ASSET VALUE, END OF THE PERIOD.......................    $10.99             $10.48
                                                             ======             ======

Total Return* (b)........................................     5.78%**            5.76%**
Net Assets at End of the Period (In millions)............    $  3.8             $  1.8
Ratio of Expenses to Average Net Assets* (c)(e)..........     1.16%              1.17%
Ratio of Net Investment Income to Average Net Assets*....     2.36%              2.64%
Portfolio Turnover.......................................        0%**(d)            0%**(d)
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets (c)...........     3.88%              9.66%
   Ratio of Net Investment Loss to Average Net Assets        (0.37%)            (5.85%)

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Does not include expenses of the Underlying Affiliated Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Affiliated Funds were .88% and .84% at September 30, 2007 and March 31, 2007, respectively.

(d) Amount is less than 1%.

(e) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% and .02% for the periods ended September 30, 2007 and March 31, 2007, respectively.

See Notes to Financial Statements                                             17

VAN KAMPEN ASSET ALLOCATION CONSERVATIVE FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                           SIX MONTHS     SEPTEMBER 25, 2006
                                                              ENDED        (COMMENCEMENT OF
CLASS I SHARES                                            SEPTEMBER 30,     OPERATIONS) TO
                                                              2007          MARCH 31, 2007
                                                          ----------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.................    $10.49             $10.00
                                                             ------             ------
  Net Investment Income (a)..............................      0.18               0.19
  Net Realized and Unrealized Gain.......................      0.49               0.45
                                                             ------             ------
Total from Investment Operations.........................      0.67               0.64
                                                             ------             ------
Less:
  Distributions from Net Investment Income...............      0.15               0.15
                                                             ------             ------
NET ASSET VALUE, END OF THE PERIOD.......................    $11.01             $10.49
                                                             ======             ======

Total Return* (b)........................................     6.40%**            6.39%**
Net Assets at End of the Period (In millions)............    $  0.6             $  0.5
Ratio of Expenses to Average Net Assets* (c)(e)..........     0.16%              0.17%
Ratio of Net Investment Income to Average Net Assets*....     3.32%              3.61%
Portfolio Turnover.......................................        0%**(d)            0%**(d)
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets (c)...........     3.06%              8.66%
   Ratio of Net Investment Income/Loss to Average Net
     Assets..............................................     0.42%             (4.88%)

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Does not include expenses of the Underlying Affiliated Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Affiliated Funds were .88% and .84% at September 30, 2007 and March 31, 2007, respectively.

(d) Amount is less than 1%.

(e) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% and .02% for the periods ended September 30, 2007 and March 31, 2007, respectively.

 18                                            See Notes to Financial Statements

VAN KAMPEN ASSET ALLOCATION CONSERVATIVE FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Asset Allocation Conservative Fund (the "Fund") is organized as a series of the Van Kampen Equity Trust, a Delaware statutory trust, and is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek a high level of long-term total return, consistent with a low level of risk. The Fund invests primarily in Class I shares of other Van Kampen funds (the "Underlying Affiliated Funds"). Each Underlying Affiliated Fund has its own investment objective and principal investment strategy. The different Underlying Affiliated Funds invest in varying percentages of equity securities and/or fixed income securities. The Fund commenced investment operations on September 25, 2006. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class specific expenses and voting rights on matters affecting a single class.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION The assets of the Fund consist primarily of shares of the Underlying Affiliated Funds, which are valued at their respective net asset values. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser"), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. The Fund incurs a proportionate share of the expenses of the Underlying Affiliated Funds in addition to any expenses of the Fund. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

VAN KAMPEN ASSET ALLOCATION CONSERVATIVE FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, the tax authorities can examine all tax returns filed for the last three years. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in "Other" expenses on the Statement of Operations. The Fund adopted the provisions of the Financial Accounting Standards Board's (FASB) Interpretation number 48 Accounting for Uncertainty in Income Taxes, on September 30, 2007. As of September 30, 2007, this did not result in an impact to the Fund's financial statements.

    At September 30, 2007, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $20,631,364
                                                                ===========
Gross tax unrealized appreciation...........................    $   848,180
Gross tax unrealized depreciation...........................        (46,336)
                                                                -----------
Net tax unrealized appreciation on investments..............    $   801,844
                                                                ===========

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    The tax character of distributions paid during the period ended March 31, 2007 was as follows:

Distributions paid from:
  Ordinary Income...........................................    $66,596

    As of March 31, 2007, the components of distributable earnings on a taxable basis were as follows:

Undistributed ordinary income...............................    $122,340
Undistributed long-term capital gain........................      37,403

F. OFFERING COSTS Offering costs are amortized, on a straight-line basis, over a twelve month period.

G. EXPENSE REDUCTIONS During the six months ended September 30, 2007, the Fund's custody fee was reduced by $647 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly of .15% of the average daily net assets of the Fund. The Fund also indirectly bears the investment advisory fees (and other expenses) of the Underlying Affiliated Funds.

VAN KAMPEN ASSET ALLOCATION CONSERVATIVE FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

    For the six months ended September 30, 2007, the Adviser waived approximately $10,300 of its advisory fees and assumed approximately $173,700 of the Fund's other expenses. The Adviser has agreed to waive all expenses in excess of .40% of Class A average daily net assets, 1.15% of Class B average daily net assets, 1.15% of Class C average daily net assets and .15% of Class I average daily net assets. This waiver is voluntary and can be discontinued at any time.

    For the six months ended September 30, 2007, the Fund recognized expenses of approximately $100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

    Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended September 30, 2007, the Fund recognized expenses of approximately $23,800 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Professional Fees" on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Accounting and Administrative Expenses" on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended September 30, 2007, the Fund recognized expenses of approximately $8,400 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments of such funds of $4,727 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2007. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the six months ended September 30, 2007, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $37,700 and contingent deferred sales charges (CDSC) on redeemed shares of Classes B and C of approximately $2,100. Sales charges do not represent expenses of the Fund.

    At September 30, 2007, Morgan Stanley Investment Management Inc., an affiliate of the Adviser, owned 50,000 shares of Class A, 50,000 shares of Class B, 50,000 shares of Class C and 50,000 shares of Class I.

VAN KAMPEN ASSET ALLOCATION CONSERVATIVE FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

3. CAPITAL TRANSACTIONS

For the six months ended September 30, 2007 and the period ended March 31, 2007, transactions were as follows:

                                                   FOR THE
                                               SIX MONTHS ENDED        FOR THE PERIOD ENDED
                                              SEPTEMBER 30, 2007          MARCH 31, 2007
                                           ------------------------    ---------------------
                                            SHARES         VALUE       SHARES       VALUE
Sales:
  Class A................................    978,391    $10,491,788    448,045    $4,635,606
  Class B................................    130,134      1,395,948    111,115     1,133,801
  Class C................................    182,582      1,962,202    176,342     1,798,123
  Class I................................        -0-            -0-     50,000       500,000
                                           ---------    -----------    -------    ----------
Total Sales..............................  1,291,107    $13,849,938    785,502    $8,067,530
                                           =========    ===========    =======    ==========
Dividend Reinvestment:
  Class A................................     10,825    $   116,537      2,963    $   30,697
  Class B................................        969         10,427        263         2,721
  Class C................................      1,829         19,656        781         8,084
  Class I................................        -0-            -0-        -0-           -0-
                                           ---------    -----------    -------    ----------
Total Dividend Reinvestment..............     13,623    $   146,620      4,007    $  4 1,502
                                           =========    ===========    =======    ==========
Repurchases:
  Class A................................    (88,310)   $  (949,717)   (10,558)   $ (109,542)
  Class B................................    (12,513)      (133,665)    (4,224)      (43,774)
  Class C................................    (11,798)      (124,989)    (3,409)      (35,770)
  Class I................................        -0-            -0-        -0-           -0-
                                           ---------    -----------    -------    ----------
Total Repurchases........................   (112,621)   $(1,208,371)   (18,191)   $ (189,086)
                                           =========    ===========    =======    ==========

4. REDEMPTION FEE

The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the six months ended September 30, 2007, the Fund received redemption fees of approximately $4,000, which are reported as part of "Cost of Shares Repurchased" in the Statement of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01.

5. INVESTMENT IN UNDERLYING AFFILIATED FUNDS

During the period, the cost of purchases and proceeds from sales of investments in Underlying Affiliated Funds were $12,090,995 and $41,400, respectively.

6. DISTRIBUTION AND SERVICE PLANS

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution,

VAN KAMPEN ASSET ALLOCATION CONSERVATIVE FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

    The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $20,200 and $9,000 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

7. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. ACCOUNTING PRONOUNCEMENTS

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

VAN KAMPEN ASSET ALLOCATION CONSERVATIVE FUND

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

BOARD OF TRUSTEES
DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

DENNIS SHEA
Vice President

J. DAVID GERMANY
Vice President

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

STUART N. SCHULDT
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
522 Fifth Avenue
New York, New York 10036

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
One Parkview Plaza - Suite 100
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

  Van Kampen Asset Allocation Conservative Fund

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen Asset Allocation Conservative Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

                                                           (continued on back)

  Van Kampen Asset Allocation Conservative Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                         Van Kampen Funds Inc.
                                                  1 Parkview Plaza - Suite 100
                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                                             www.vankampen.com

                                       Copyright (C)2007 Van Kampen Funds Inc.
                                       All rights reserved. Member FINRA/SIPC.

                                                            107, 207, 307, 607
                                                               AAFCONSAN 11/07
    (VAN KAMPEN INVESTMENTS LOGO)                           IU07-04521P-Y09/07

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Asset Allocation Moderate Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of September 30, 2007.

       THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A CLASS A, B, AND C SHARE OR CLASS I SHARE PROSPECTUS FOR THE FUND BEING OFFERED. THE PROSPECTUSES CONTAIN INFORMATION ABOUT THE FUND, INCLUDING THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. TO OBTAIN AN ADDITIONAL PROSPECTUS, CONTACT YOUR FINANCIAL ADVISOR OR DOWNLOAD ONE AT VANKAMPEN.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND, THEREFORE, THE VALUE OF THE FUND SHARES MAY BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS FUND.

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

PERFORMANCE SUMMARY as of 9/30/07

                                                                                       I SHARES
                             A SHARES             B SHARES             C SHARES          SINCE
                          since 9/25/06        since 9/25/06        since 9/25/06       9/25/06
------------------------------------------------------------------------------------------------
                                    W/MAX                W/MAX                W/MAX
                                    5.75%                5.00%                1.00%
AVERAGE ANNUAL          W/O SALES   SALES    W/O SALES   SALES    W/O SALES   SALES    W/O SALES
TOTAL RETURNS            CHARGES    CHARGE    CHARGES    CHARGE    CHARGES    CHARGE    CHARGES

Since Inception          17.04%     10.40%    16.10%     12.16%    16.10%     16.10%    17.37%

1-year                   16.59       9.92     15.64      10.64     15.64      14.64     16.92

6-month                   7.93       1.76      7.58       2.58      7.48       6.48      8.01
------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total returns with sales charges include payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million and (iii) institutional clients with assets of at least $1 million. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. The fund's advisor has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund's returns would have been lower.

The Standard & Poor's 500(R) Index (S&P 500(R)) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Morgan Stanley Capital International (MSCI) EAFE Index measures the performance for a diverse range of global stock markets within Europe, Australia, and the Far East. The Lehman Brothers U.S. Aggregate Index tracks the performance of all U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-based securities. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Fund Report

FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2007

MARKET CONDITIONS

In recent months, numerous asset classes demonstrated resiliency in the face of unanticipated challenges. Global stock and bond volatility increased throughout the period under review, as investors discounted these risks and their potential effect on investment returns.

2007 began with the U.S. economy posting its slowest gross domestic product
(GDP) growth rate for any quarter since 2002, placing at risk the global recovery that had powered profitability for the past three years. Equity prices around the world, while quite volatile in February and March, quickly recovered in April and May as the economy reaccelerated and corporate profits climbed further. Fixed income, especially U.S. Treasuries, reversed course as investors rotated away from these "safe harbors" back into more speculative credits.

At mid-year, equity returns were running above historical averages, but investor focus quickly shifted to the mortgage markets, where global dislocations began to shake investor confidence once again. The housing sector, long a source of global spending and investment, began to show signs of exhaustion, and the large financing complex that had been balanced on the back of this juggernaut froze. While initially affecting only the mortgage originators and housing sectors, this credit deterioration spread to more diversified financial services companies around the world. The pace of asset write-downs quickened, and, by mid August, it became increasingly clear that these secondary effects could impact both the U.S. and foreign economies.

The Federal Reserve clearly sensed these risks as well, and, in a series of steps, reduced both the discount and federal funds rates, and joined the European Central Bank in providing overnight liquidity as needed throughout August and September. While risks of further deterioration in the housing sector, as well as concerns over global consumption remained, equity markets rallied back to new highs by September's end, confident that global central banks would provide liquidity as needed.

PERFORMANCE ANALYSIS

All share classes of Van Kampen Asset Allocation Moderate Fund underperformed the S&P 500(R) Index and outperformed the Blended Index (35% S&P 500(R) Index, 25% MSCI EAFE Index and 40% Lehman Brothers U.S. Aggregate Index) for the six months ended September 30, 2007, assuming no deduction of applicable sales charges.

TOTAL RETURNS FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2007

----------------------------------------------------------------------------------
      CLASS A   CLASS B   CLASS C   CLASS I       INDEX        BLENDED INDEX

       7.93%     7.58%     7.48%     8.01%        8.44%            6.09%
----------------------------------------------------------------------------------

The performance for the four share classes varies because each has different expenses. The Fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

Van Kampen Asset Allocation Moderate Fund seeks a high level of long-term total return, consistent with a moderate level of risk. During the period under review, the Fund maintained an asset allocation target of 60 percent in equity investments and 40 percent in fixed income investments. Additionally, the Fund's largest exposures include U.S. large, mid and small capitalization equities (approximately 30 percent of total net assets), international equities (approximately 24 percent of assets), U.S. government and corporate bonds (approximately 20 percent of assets), and shorter-term fixed income investments (approximately 12 percent of assets). The portfolio also holds exposures to mortgage (approximately 8 percent of assets) and real estate (approximately 6 percent of assets) securities.

During the six-month period under review, emerging equity markets, such as those in China, the Far East, Latin America and Eastern Europe outperformed the developed markets of the U.S., Europe and the United Kingdom. Within the U.S. equity market, growth outperformed value, and small and mid capitalization equities outperformed large-caps. In fixed income markets, long-term, high quality securities, such as the 10-year U.S. Treasury note, outperformed long-term corporate bonds, regardless of their credit ratings. International bond markets mirrored equity markets, with emerging market debt outperforming developed paper.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

ASSET ALLOCATION AS OF 9/30/07
Fixed Income                                                     35.9%
U.S. Equity                                                      34.1
Global/International                                             23.2
                                                                -----
Total Long-Term Investments                                      93.2
Total Repurchase Agreements                                       5.0
Other Assets in Excess of Liabilities                             1.8
                                                                -----
Net Assets                                                      100.0%

The fund invests primarily in other Van Kampen mutual funds. The percentages expressed above were calculated by aggregating the investment portfolios of each underlying Van Kampen mutual fund in the proportion in which they are held by the fund.

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell securities in the categories mentioned above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

HOUSEHOLDING NOTICE

       To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs : (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/07 - 9/30/07.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  BEGINNING         ENDING        EXPENSES PAID
                                                ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*
                                                ------------------------------------------------
                                                   4/1/07           9/30/07       4/1/07-9/30/07
Class A
  Actual......................................    $1,000.00        $1,079.29          $2.13
  Hypothetical................................     1,000.00         1,022.95           2.07
  (5% annual return before expenses)
Class B
  Actual......................................     1,000.00         1,075.84           6.02
  Hypothetical................................     1,000.00         1,019.20           5.86
  (5% annual return before expenses)
Class C
  Actual......................................     1,000.00         1,074.84           6.02
  Hypothetical................................     1,000.00         1,019.20           5.86
  (5% annual return before expenses)
Class I
  Actual......................................     1,000.00         1,080.07           0.83
  Hypothetical................................     1,000.00         1,024.20           0.81
  (5% annual return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.41%, 1.16%, 1.16% and 0.16% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). These expense ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 17, 2007 and May 30, 2007, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of breakpoints in the Fund's investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund, the Underlying Funds and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees also reviewed the benefit to the investment adviser of receiving research paid for by the Fund's or the Underlying Funds' assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of

Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund and the Underlying Funds. The trustees discuss with the investment adviser the resources available and used in managing the Fund and the Underlying Funds. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The trustees have noted how the Fund pays an advisory fee of 0.15% directly pursuant to the investment advisory agreement, in recognition of the fact that under investment advisory agreements between the investment adviser and each Underlying Fund, each Underlying Fund pays the investment adviser a fee based on the assets of such Underlying Fund. The trustees have discussed this arrangement with the Fund and have discussed with the investment adviser the level of advisory fees for this Fund and the Underlying Funds relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

VAN KAMPEN ASSET ALLOCATION MODERATE FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 (UNAUDITED)

                                                              NUMBER OF
DESCRIPTION                                                    SHARES        VALUE
-------------------------------------------------------------------------------------
INVESTMENTS IN UNDERLYING AFFILIATED FUNDS
INVESTMENT COMPANIES  93.2%
Van Kampen Comstock Fund, Class I...........................   120,248    $ 2,370,091
Van Kampen Corporate Bond Fund, Class I.....................   356,469      2,320,613
Van Kampen Emerging Markets Fund, Class I...................   112,173      3,615,346
Van Kampen Enterprise Fund, Class I.........................   238,551      3,902,695
Van Kampen Government Securities Fund, Class I..............   463,330      4,619,398
Van Kampen Growth and Income Fund, Class I..................   103,566      2,380,990
Van Kampen High Yield Fund, Class I.........................   223,201      2,354,774
Van Kampen International Growth Fund, Class I...............   345,634      8,419,653
Van Kampen Limited Duration Fund, Class I...................   502,858      5,581,719
Van Kampen Mid Cap Growth Fund, Class I.....................    78,394      2,518,807
Van Kampen Pace Fund, Class I...............................   264,555      3,505,359
Van Kampen Real Estate Securities Fund, Class I.............   100,306      2,973,074
Van Kampen US Mortgage Fund, Class I........................   281,470      3,706,964
                                                                          -----------

TOTAL LONG-TERM INVESTMENTS
  (Cost $45,535,602)...................................................    48,269,483
                                                                          -----------

REPURCHASE AGREEMENTS  5.0%
Banc of America Securities ($849,074 par collateralized by U.S.
  Government obligations in a pooled cash account, interest rate of
  5.10%, dated 09/28/07, to be sold on 10/01/07 at $849,435)...........       849,074
Citigroup Global Markets, Inc. ($754,733 par collateralized by U.S.
  Government obligations in a pooled cash account, interest rate of
  4.90%, dated 09/28/07, to be sold on 10/01/07 at $755,041)...........       754,733
State Street Bank & Trust Co. ($979,193 par collateralized by U.S.
  Government obligations in a pooled cash account, interest rate of
  4.55%, dated 09/28/07, to be sold on 10/01/07 at $979,564)...........       979,193
                                                                          -----------

TOTAL REPURCHASE AGREEMENTS
  (Cost $2,583,000)....................................................     2,583,000
                                                                          -----------

TOTAL INVESTMENTS  98.2%
  (Cost $48,118,602)...................................................    50,852,483
OTHER ASSETS IN EXCESS OF LIABILITIES  1.8%............................       952,594
                                                                          -----------

NET ASSETS  100.0%.....................................................   $51,805,077
                                                                          ===========

Percentages are calculated as a percentage of net assets.

See Notes to Financial Statements                                             11

VAN KAMPEN ASSET ALLOCATION MODERATE FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
September 30, 2007 (Unaudited)

ASSETS:
Investments in Underlying Affiliated Funds (Cost
  $45,535,602)..............................................  $48,269,483
Repurchase Agreements (Cost $2,583,000).....................    2,583,000
Cash........................................................          616
Receivables:
  Fund Shares Sold..........................................    1,024,665
  Dividends.................................................       88,508
  Interest..................................................        1,040
Expense Reimbursement from Adviser..........................       19,811
Other.......................................................        5,256
                                                              -----------
    Total Assets............................................   51,992,379
                                                              -----------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................       79,496
  Distributor and Affiliates................................       31,676
Trustees' Deferred Compensation and Retirement Plans........       12,405
Accrued Expenses............................................       63,725
                                                              -----------
    Total Liabilities.......................................      187,302
                                                              -----------
NET ASSETS..................................................  $51,805,077
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $0.01 per share with an unlimited
  number of shares authorized)..............................  $48,472,983
Net Unrealized Appreciation.................................    2,733,881
Accumulated Undistributed Net Investment income.............      476,683
Accumulated Net Realized Gain...............................      121,530
                                                              -----------
NET ASSETS..................................................  $51,805,077
                                                              ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $35,465,536 and 3,065,037 shares of
    beneficial interest issued and outstanding).............  $     11.57
    Maximum sales charge (5.75%* of offering price).........         0.71
                                                              -----------
    Maximum offering price to public........................  $     12.28
                                                              ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $8,156,939 and 710,163 shares of
    beneficial interest issued and outstanding).............  $     11.49
                                                              ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $7,602,383 and 661,629 shares of
    beneficial interest issued and outstanding).............  $     11.49
                                                              ===========
  Class I Shares:
    Net asset value and offering price per share (Based on
    net assets of $580,219 and 50,000 shares of beneficial
    interest issued and outstanding)........................  $     11.60
                                                              ===========

*   On sales of $50,000 or more, the sales charge will be reduced.

 12                                            See Notes to Financial Statements

VAN KAMPEN ASSET ALLOCATION MODERATE FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended September 30, 2007 (Unaudited)

INVESTMENT INCOME:
Dividends From Underlying Affiliated Funds..................  $  456,477
Interest....................................................      17,952
                                                              ----------
  Total Income..............................................     474,429
                                                              ----------
EXPENSES:
Distribution (12b-1) and Service Fees
  Class A...................................................      29,890
  Class B...................................................      29,773
  Class C...................................................      22,514
Registration Fees...........................................      43,533
Offering....................................................      39,450
Investment Advisory Fee.....................................      26,195
Professional Fees...........................................      25,455
Reports to Shareholders.....................................      19,452
Accounting and Administrative Expenses......................      18,990
Transfer Agent Fees.........................................      14,253
Trustees' Fees and Related Expenses.........................       8,607
Custody.....................................................       8,498
Other.......................................................      14,805
                                                              ----------
  Total Expenses............................................     301,415
  Expense Reduction ($26,195 Investment Advisory Fee and
    $164,787 Other).........................................     190,982
  Less Credits Earned on Cash Balances......................       2,060
                                                              ----------
  Net Expenses..............................................     108,373
                                                              ----------
NET INVESTMENT INCOME.......................................  $  366,056
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Loss From Underlying Affiliated Funds..............  $   (3,553)
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     304,924
  End of the Period.........................................   2,733,881
                                                              ----------
Net Unrealized Appreciation During the Period...............   2,428,957
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $2,425,404
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $2,791,460
                                                              ==========

See Notes to Financial Statements                                             13

VAN KAMPEN ASSET ALLOCATION MODERATE FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                                             FOR THE PERIOD
                                                                           SEPTEMBER 25, 2006
                                                          FOR THE           (COMMENCEMENT OF
                                                        PERIOD ENDED         OPERATIONS) TO
                                                     SEPTEMBER 30, 2007      MARCH 31, 2007
                                                     ----------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................     $   366,056           $   115,378
Realized Gain/Loss From Underlying Affiliated
  Funds............................................          (3,553)              131,518
Net Unrealized Appreciation During the Period......       2,428,957               304,924
                                                        -----------           -----------
Change in Net Assets from Operations...............       2,791,460               551,820
                                                        -----------           -----------

Distributions from Net Investment Income:
  Class A Shares...................................             -0-               (67,987)
  Class B Shares...................................             -0-               (15,780)
  Class C Shares...................................             -0-               (13,945)
  Class I Shares...................................             -0-                (7,315)
                                                        -----------           -----------
Total Distributions................................             -0-              (105,027)
                                                        -----------           -----------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................       2,791,460               446,793
                                                        -----------           -----------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..........................      30,599,036            21,501,869
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.....................................             -0-                74,686
Cost of Shares Repurchased.........................      (2,868,797)             (739,970)
                                                        -----------           -----------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.....................................      27,730,239            20,836,585
                                                        -----------           -----------
TOTAL INCREASE IN NET ASSETS.......................      30,521,699            21,283,378
NET ASSETS:
Beginning of the Period............................      21,283,378                   -0-
                                                        -----------           -----------
End of the Period (Including accumulated
  undistributed net investment income of $476,683
  and $110,627, respectively)......................     $51,805,077           $21,283,378
                                                        ===========           ===========

 14                                            See Notes to Financial Statements

VAN KAMPEN ASSET ALLOCATION MODERATE FUND

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                    SEPTEMBER 25, 2006
                                                                                     (COMMENCEMENT OF
CLASS A SHARES                                                 SIX MONTHS ENDED       OPERATIONS) TO
                                                              SEPTEMBER 30, 2007      MARCH 31, 2007
                                                              ----------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................        $10.72                $10.00
                                                                    ------                ------
  Net Investment Income (a).................................          0.13                  0.14
  Net Realized and Unrealized Gain..........................          0.72                  0.72
                                                                    ------                ------
Total from Investment Operations............................          0.85                  0.86
Less:
  Distributions from Net Investment Income..................           -0-                  0.14
                                                                    ------                ------
NET ASSET VALUE, END OF THE PERIOD..........................        $11.57                $10.72
                                                                    ======                ======

Total Return* (b)...........................................         7.93%**               8.67%**
Net Assets at End of the Period (In millions)...............        $ 35.5                $ 14.2
Ratio of Expenses to Average Net Assets* (c) (d)............         0.41%                 0.42%
Ratio of Net Investment Income to Average
  Net Assets*...............................................         2.32%                 2.65%
Portfolio Turnover (e)......................................            0%**                  0%**
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets (c) (d)..........         1.51%                 4.37%
   Ratio of Net Investment Income/Loss to Average Net
     Assets.................................................         1.22%                (1.30%)

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% maybe imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Does not include expenses of the Underlying Affiliated Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Affiliated Funds were .91% and .93% at September 30, 2007 and March 31, 2007, respectively.

(d) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% and .02% for the periods ended September 30, 2007 and March 31, 2007, respectively.

(e) Amount is less than 1%.

See Notes to Financial Statements                                             15

VAN KAMPEN ASSET ALLOCATION MODERATE FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                    SEPTEMBER 25, 2006
                                                                                     (COMMENCEMENT OF
CLASS B SHARES                                                 SIX MONTHS ENDED       OPERATIONS) TO
                                                              SEPTEMBER 30, 2007      MARCH 31, 2007
                                                              ----------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................        $10.68                $10.00
  Net Investment Income (a).................................          0.09                  0.10
  Net Realized and Unrealized Gain..........................          0.72                  0.71
                                                                    ------                ------
Total from Investment Operations............................          0.81                  0.81
Less:
  Distributions from Net Investment Income..................           -0-                  0.13
                                                                    ------                ------
NET ASSET VALUE, END OF THE PERIOD..........................        $11.49                $10.68
                                                                    ======                ======

Total Return* (b)...........................................         7.58%**               8.14%**
Net Assets at End of the Period (In millions)...............        $  8.2                $  4.2
Ratio of Expenses to Average Net Assets* (c) (d)............         1.16%                 1.17%
Ratio of Net Investment Income to Average
  Net Assets*...............................................         1.56%                 1.83%
Portfolio Turnover (e)......................................            0%**                  0%**
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets (c) (d)..........         2.27%                 5.12%
   Ratio of Net Investment Income/Loss to Average Net
     Assets.................................................         0.45%               (2.12%)

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Does not include expenses of the Underlying Affiliated Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Affiliated Funds were .91% and .93% at September 30, 2007 and March 31, 2007, respectively.

(d) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% and .02% for the periods ended September 30, 2007 and March 31, 2007, respectively.

(e) Amount is less than 1%.

 16                                            See Notes to Financial Statements

VAN KAMPEN ASSET ALLOCATION MODERATE FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                    SEPTEMBER 25, 2006
                                                                                     (COMMENCEMENT OF
CLASS C SHARES                                                 SIX MONTHS ENDED       OPERATIONS) TO
                                                              SEPTEMBER 30, 2007      MARCH 31, 2007
                                                              ----------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................        $10.69                $10.00
  Net Investment Income (a).................................          0.09                  0.10
  Net Realized and Unrealized Gain..........................          0.71                  0.72
                                                                    ------                ------
Total from Investment Operations............................          0.80                  0.82
Less:
  Distributions from Net Investment Income..................           -0-                  0.13
                                                                    ------                ------
NET ASSET VALUE, END OF THE PERIOD..........................        $11.49                $10.69
                                                                    ======                ======

Total Return* (b)...........................................         7.48%**               8.24%**
Net Assets at End of the Period (In millions)...............        $  7.6                $  2.3
Ratio of Expenses to Average Net Assets* (c) (d)............         1.16%                 1.17%
Ratio of Net Investment Income to Average
  Net Assets*...............................................         1.59%                 1.82%
Portfolio Turnover (e)......................................            0%**                  0%**
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets (c) (d)..........         2.23%                 5.12%
   Ratio of Net Investment Income/Loss to Average Net
     Assets.................................................         0.52%                (2.13%)

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Does not include expenses of the Underlying Affiliated Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Affiliated Funds were .91% and .93% at September 30, 2007 and March 31, 2007, respectively.

(d) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% and .02% for the periods ended September 30, 2007 and March 31, 2007, respectively.

(e) Amount is less than 1%.

See Notes to Financial Statements                                             17

VAN KAMPEN ASSET ALLOCATION MODERATE FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                    SEPTEMBER 25, 2006
                                                                                     (COMMENCEMENT OF
CLASS I SHARES                                                 SIX MONTHS ENDED       OPERATIONS) TO
                                                              SEPTEMBER 30, 2007      MARCH 31, 2007
                                                              ----------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................        $10.74                $10.00
  Net Investment Income (a).................................          0.14                  0.15
  Net Realized and Unrealized Gain..........................          0.72                  0.74
                                                                    ------                ------
Total from Investment Operations............................          0.86                  0.89
Less:
  Distributions from Net Investment Income..................           -0-                  0.15
                                                                    ------                ------
NET ASSET VALUE, END OF THE PERIOD..........................        $11.60                $10.74
                                                                    ======                ======

Total Return* (b)...........................................         8.01%**               8.90%**
Net Assets at End of the Period (In millions)...............        $  0.6                $  0.5
Ratio of Expenses to Average Net Assets* (c) (d)............         0.16%                 0.17%
Ratio of Net Investment Income to Average
  Net Assets*...............................................         2.51%                 2.77%
Portfolio Turnover (e)......................................            0%**                  0%**
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets (c) (d)..........         1.32%                 4.11%
   Ratio of Net Investment Income/Loss to Average Net
     Assets.................................................         1.35%                (1.18%)

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Does not include expenses of the Underlying Affiliated Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Affiliated Funds were .91% and .93% at September 30, 2007 and March 31, 2007, respectively.

(d) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% and .02% for the periods ended September 30, 2007 and March 31, 2007, respectively.

(e) Amount is less than 1%.

 18                                            See Notes to Financial Statements

VAN KAMPEN ASSET ALLOCATION MODERATE FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Asset Allocation Moderate Fund (the "Fund") is organized as a series of the Van Kampen Equity Trust, a Delaware statutory trust, and is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek a high level of long-term total return, consistent with a moderate level of risk. The Fund invests primarily in Class I shares of other Van Kampen funds (the "Underlying Affiliated Funds"). Each Underlying Affiliated Fund has its own investment objective and principal investment strategy. The different Underlying Affiliated Funds invest in varying percentages of equity securities and/or fixed income securities. The Fund commenced investment operations on September 25, 2006. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class specific expenses and voting rights on matters affecting a single class.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION The assets of the Fund consist primarily of shares of the Underlying Affiliated Funds, which are valued at their respective net asset values. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser"), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. The Fund incurs a proportionate share of the expenses of the Underlying Affiliated Funds in addition to any expenses of the Fund. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

VAN KAMPEN ASSET ALLOCATION MODERATE FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, the tax authorities can examine all tax returns filed for the last three years. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in "Other" expenses on the Statement of Operations. The Fund adopted the provisions of the Financial Accounting Standards Board's (FASB) Interpretation number 48 Accounting for Uncertainty in Income Taxes, on September 30, 2007. As of September 30, 2007, this did not result in an impact to the Fund's financial statements.

    At September 30, 2007, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $48,118,602
                                                              ===========
Gross tax unrealized appreciation...........................  $ 2,944,250
Gross tax unrealized depreciation...........................     (210,369)
                                                              -----------
Net tax unrealized appreciation on investments..............  $ 2,733,881
                                                              ===========

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends at least annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    The tax character of distributions paid during the period ended March 31, 2007 was as follows:

Distributions paid from:
  Ordinary Income...........................................  $105,027

    As of March 31, 2007, the components of distributable earnings on a taxable basis were as follows:

Undistributed ordinary income...............................  $118,831
Undistributed long-term capital gain........................   125,083

F. OFFERING COSTS Offering costs are amortized, on a straight-line basis, over a twelve month period.

G. EXPENSE REDUCTIONS During the six months ended September 30, 2007, the Fund's custody fee was reduced by $2,060 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly of .15% of the average daily net assets of the Fund. The Fund also indirectly bears the investment advisory fees (and other expenses) of the Underlying Affiliated Funds.

VAN KAMPEN ASSET ALLOCATION MODERATE FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

    For the six months ended September 30, 2007, the Adviser waived approximately $26,200 of its advisory fees and assumed approximately $164,800 of the Fund's other expenses. The Adviser has agreed to waive all expenses in excess of .40% of Class A average daily net assets, 1.15% of Class B average daily net assets, 1.15% of Class C average daily net assets and .15% of Class I average daily net assets. This waiver is voluntary and can be discontinued at any time.

    For the six months ended September 30, 2007, the Fund recognized expenses of approximately $200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

    Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended September 30, 2007, the Fund recognized expenses of approximately $26,000 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Professional Fees" on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Accounting and Administrative Expenses" on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended September 30, 2007, the Fund recognized expenses of approximately $12,300 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments of such funds of $4,797 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2007. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the six months ended September 30, 2007, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $90,400 and contingent deferred sales charges (CDSC) on redeemed shares of Classes B and C of approximately $3,300. Sales charges do not represent expenses of the Fund.

    At September 30, 2007, Morgan Stanley Investment Management Inc., an affiliate of the Adviser, owned 50,000 shares of Class A, 50,000 shares of Class B, 50,000 shares of Class C and 50,000 shares of Class I.

VAN KAMPEN ASSET ALLOCATION MODERATE FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

3. CAPITAL TRANSACTIONS

For the six months ended September 30, 2007 and the period ended March 31, 2007, transactions were as follows:

                                                 FOR THE                     FOR THE
                                             SIX MONTHS ENDED              PERIOD ENDED
                                            SEPTEMBER 30, 2007            MARCH 31, 2007
                                         ------------------------    ------------------------
                                          SHARES         VALUE        SHARES         VALUE
Sales:
  Class A..............................  1,889,771    $20,995,417    1,375,799    $14,479,011
  Class B..............................    411,434      4,534,149      403,021      4,222,350
  Class C..............................    459,041      5,069,470      221,270      2,300,508
  Class I..............................        -0-            -0-       50,000        500,000
                                         ---------    -----------    ---------    -----------
Total Sales............................  2,760,246    $30,599,036    2,050,090    $21,501,869
                                         =========    ===========    =========    ===========
Dividend Reinvestment:
  Class A..............................        -0-    $       -0-        5,606    $    58,527
  Class B..............................        -0-            -0-          856          8,914
  Class C..............................        -0-            -0-          695          7,245
  Class I..............................        -0-            -0-          -0-            -0-
                                         ---------    -----------    ---------    -----------
Total Dividend Reinvestment............        -0-    $       -0-        7,157    $    74,686
                                         =========    ===========    =========    ===========
Repurchases:
  Class A..............................   (151,178)   $(1,667,481)     (54,961)   $  (578,778)
  Class B..............................    (94,623)    (1,037,021)     (10,525)      (112,371)
  Class C..............................    (14,748)      (164,295)      (4,629)       (48,821)
  Class I..............................        -0-            -0-          -0-            -0-
                                         ---------    -----------    ---------    -----------
Total Repurchases......................   (260,549)   $(2,868,797)     (70,115)   $  (739,970)
                                         =========    ===========    =========    ===========

4. REDEMPTION FEE

The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the six months ended September 30, 2007, the Fund received redemption fees of approximately $2,200, which are reported as part of "Cost of Shares Repurchased" in the Statement of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01.

5. INVESTMENT IN UNDERLYING AFFILIATED FUNDS

During the period, the cost of purchases and proceeds from sales of investments in Underlying Affiliated Funds were $25,301,351 and $90,736, respectively.

6. DISTRIBUTION AND SERVICE PLANS

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution,

VAN KAMPEN ASSET ALLOCATION MODERATE FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

    The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $98,800 and $20,900 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

7. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. ACCOUNTING PRONOUNCEMENT

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

VAN KAMPEN ASSET ALLOCATION MODERATE FUND

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

DENNIS SHEA
Vice President

J. DAVID GERMANY
Vice President

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

STUART N. SCHULDT
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
522 Fifth Avenue
New York, New York 10036

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
One Parkview Plaza - Suite 100
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended

  Van Kampen Asset Allocation Moderate Fund

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen Asset Allocation Moderate Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

                                                           (continued on back)

  Van Kampen Asset Allocation Moderate Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                         Van Kampen Funds Inc.
                                                  1 Parkview Plaza - Suite 100
                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                                             www.vankampen.com

                                       Copyright (C)2007 Van Kampen Funds Inc.
                                       All rights reserved. Member FINRA/SIPC.

                                                            119, 219, 319, 619
                                                               AAFMODSAN 11/07
    (VAN KAMPEN INVESTMENTS LOGO)                           IU07-04522P-Y09/07

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Asset Allocation Growth Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of September 30, 2007.

       THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A CLASS A, B, AND C SHARE OR CLASS I SHARE PROSPECTUS FOR THE FUND BEING OFFERED. THE PROSPECTUSES CONTAIN INFORMATION ABOUT THE FUND, INCLUDING THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. TO OBTAIN AN ADDITIONAL PROSPECTUS, CONTACT YOUR FINANCIAL ADVISOR OR DOWNLOAD ONE AT VANKAMPEN.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND, THEREFORE, THE VALUE OF THE FUND SHARES MAY BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS FUND.

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 9/30/07

                            A SHARES             B SHARES             C SHARES          I SHARES
                         since 9/25/06        since 9/25/06        since 9/25/06      since 9/25/06
---------------------------------------------------------------------------------------------------
                                   W/MAX                W/MAX                W/MAX
                                   5.75%                5.00%                1.00%
AVERAGE ANNUAL         W/O SALES   SALES    W/O SALES   SALES    W/O SALES   SALES      W/O SALES
TOTAL RETURNS           CHARGES    CHARGE    CHARGES    CHARGE    CHARGES    CHARGE      CHARGES

Since Inception         21.41%     14.52%    20.37%     16.43%    20.39%     20.39%      21.74%

1-year                  20.77      13.88     19.72      14.72     19.74      18.74       21.10

6-month                 10.18       3.89      9.76       4.76      9.76       8.76       10.26
---------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total returns with sales charges include payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and nonqualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million and (iii) institutional clients with assets of at least $1 million. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. The fund's advisor has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund's returns would have been lower.

The Standard & Poor's 500(R) Index (S&P 500(R)) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Morgan Stanley Capital International (MSCI) EAFE Index measures the performance for a diverse range of global stock markets within Europe, Australia, and the Far East. The Lehman Brothers U.S. Aggregate Index tracks the performance of all U.S. government agency and Treasury securities, investment grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-based securities. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Fund Report

FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2007

MARKET CONDITIONS

In recent months, numerous asset classes demonstrated resiliency in the face of unanticipated challenges. Global stock and bond volatility increased throughout the period under review, as investors discounted these risks and their potential effect on investment returns.

2007 began with the U.S. economy posting its slowest gross domestic product
(GDP) growth rate for any quarter since 2002, placing at risk the global recovery that had powered profitability for the past three years. Equity prices around the world, while quite volatile in February and March, quickly recovered in April and May as the economy reaccelerated and corporate profits climbed further. Fixed income, especially U.S. Treasuries, reversed course as investors rotated away from these "safe harbors" back into more speculative credits.

At mid-year, equity returns were running above historical averages, but investor focus quickly shifted to the mortgage markets, where global dislocations began to shake investor confidence once again. The housing sector, long a source of global spending and investment, began to show signs of exhaustion, and the large financing complex that had been balanced on the back of this juggernaut froze. While initially affecting only the mortgage originators and housing sectors, this credit deterioration spread to more diversified financial services companies around the world. The pace of asset write-downs quickened, and, by mid August, it became increasingly clear that these secondary effects could impact both the U.S. and foreign economies.

The Federal Reserve clearly sensed these risks as well, and, in a series of steps, reduced both the discount and federal funds rates, and joined the European Central Bank in providing overnight liquidity as needed throughout August and September. While risks of further deterioration in the housing sector, as well as concerns over global consumption remained, equity markets rallied back to new highs by September's end, confident that global central banks would provide liquidity as needed.

PERFORMANCE ANALYSIS

All share classes of Van Kampen Asset Allocation Growth Fund outperformed the S&P 500(R) Index and the Blended Index (50% S&P 500(R) Index, 30% MSCI EAFE Index and 20% Lehman Brothers U.S. Aggregate Index) for the six months ended September 30, 2007, assuming no deduction of applicable sales charges.

TOTAL RETURNS FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2007

----------------------------------------------------------------------------------
      CLASS A   CLASS B   CLASS C   CLASS I       INDEX        BLENDED INDEX

      10.18%     9.76%     9.76%    10.26%        8.44%            7.33%
----------------------------------------------------------------------------------

The performance for the four share classes varies because each has different expenses. The Fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

Van Kampen Asset Allocation Growth Fund seeks a high level of long-term total return, consistent with a high level of risk. During the period under review, the Fund maintained an asset allocation target of 80 percent in equity investments and 20 percent in fixed income investments. Additionally, the Fund's largest exposures include U.S. large, mid and small capitalization equities (approximately 44 percent of total net assets), international equities (approximately 30 percent of assets), U.S. government and corporate bonds (approximately 10 percent of assets), and shorter-term fixed income investments (approximately 5 percent of assets). The portfolio also holds exposures to mortgage (approximately 5 percent of assets) and real estate (approximately 6 percent of assets) securities.

During the six-month period under review, emerging equity markets, such as those in China, the Far East, Latin America and Eastern Europe outperformed the developed markets of the U.S., Europe and the United Kingdom. Within the U.S. equity market, growth outperformed value, and small and mid capitalization equities outperformed large-caps. In fixed income markets, long-term, high quality securities, such as the 10-year U.S. Treasury, outperformed long-term corporate bonds, regardless of their credit ratings. International bond markets mirrored equity markets, with emerging market debt outperforming developed paper.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

ASSET ALLOCATION AS OF 9/30/07
U.S. Equity                                                      48.4%
Global/International                                             29.8
Fixed Income                                                     18.4
                                                                -----
Total Long-Term Investments                                      96.6
Total Repurchase Agreements                                       2.5
Other Assets in Excess of Liabilities                             0.9
                                                                -----
Net Assets                                                      100.0%

The fund invests primarily in other Van Kampen mutual funds. The percentages expressed above were calculated by aggregating the investment portfolios of each underlying Van Kampen mutual fund in the proportion in which they are held by the fund.

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell securities in the categories mentioned above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

HOUSEHOLDING NOTICE

       To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/07 - 9/30/07.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  BEGINNING         ENDING        EXPENSES PAID
                                                ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*
                                                ------------------------------------------------
                                                   4/1/07           9/30/07       4/1/07-9/30/07
Class A
  Actual......................................    $1,000.00        $1,101.83          $2.15
  Hypothetical................................     1,000.00         1,022.95           2.07
  (5% annual return before expenses)
Class B
  Actual......................................     1,000.00         1,097.61           6.08
  Hypothetical................................     1,000.00         1,019.20           5.86
  (5% annual return before expenses)
Class C
  Actual......................................     1,000.00         1,097.61           6.08
  Hypothetical................................     1,000.00         1,019.20           5.86
  (5% annual return before expenses)
Class I
  Actual......................................     1,000.00         1,102.56           0.84
  Hypothetical................................     1,000.00         1,024.20           0.81
  (5% annual return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.41%, 1.16%, 1.16% and 0.16% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). These expense ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 17, 2007 and May 30, 2007, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of breakpoints in the Fund's investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund, the Underlying Funds and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees also reviewed the benefit to the investment adviser of receiving research paid for by the Fund's or the Underlying Funds' assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of

Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund and the Underlying Funds. The trustees discuss with the investment adviser the resources available and used in managing the Fund and the Underlying Funds. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The trustees have noted how the Fund pays an advisory fee of 0.15% directly pursuant to the investment advisory agreement, in recognition of the fact that under investment advisory agreements between the investment adviser and each Underlying Fund, each Underlying Fund pays the investment adviser a fee based on the assets of such Underlying Fund. The trustees have discussed this arrangement with the Fund and have discussed with the investment adviser the level of advisory fees for this Fund and the Underlying Funds relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

VAN KAMPEN ASSET ALLOCATION GROWTH FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 (UNAUDITED)

                                                               NUMBER OF
DESCRIPTION                                                     SHARES         VALUE
---------------------------------------------------------------------------------------
INVESTMENT IN UNDERLYING AFFILIATED FUNDS
INVESTMENT COMPANIES  96.6%
Van Kampen Comstock Fund, Class I...........................      201,064   $ 3,962,980
Van Kampen Corporate Bond Fund, Class I.....................      372,213     2,423,109
Van Kampen Emerging Markets Fund, Class I...................      133,979     4,318,132
Van Kampen Enterprise Fund, Class I.........................      373,759     6,114,699
Van Kampen Growth and Income Fund, Class I..................      173,075     3,978,986
Van Kampen High Yield Fund, Class I.........................      233,101     2,459,212
Van Kampen International Growth Fund, Class I...............      467,307    11,383,590
Van Kampen Limited Duration Fund, Class I...................      218,792     2,428,587
Van Kampen Mid Cap Growth Fund, Class I.....................       98,270     3,157,414
Van Kampen Pace Fund, Class I...............................      394,905     5,232,491
Van Kampen Real Estate Securities Fund, Class I.............      104,882     3,108,690
Van Kampen US Mortgage Fund, Class I........................      183,712     2,419,490
                                                                            -----------

TOTAL LONG-TERM INVESTMENTS
  (Cost $46,922,734).....................................................    50,987,380
                                                                            -----------

REPURCHASE AGREEMENTS  2.5%
Banc of America Securities ($438,179 par collateralized by U.S.
  Government obligations in a pooled cash account, interest rate of
  5.10%, dated 09/28/07, to be sold on 10/01/07 at $438,365).............       438,179
Citigroup Global Markets, Inc. ($389,492 par collateralized by U.S.
  Government obligations in a pooled cash account, interest rate of
  4.90%, dated 09/28/07, to be sold on 10/01/07 at $389,651).............       389,492
State Street Bank & Trust Co. ($505,329 par collateralized by U.S.
  Government obligations in a pooled cash account, interest rate of
  4.55%, dated 09/28/07, to be sold on 10/01/07 at $505,520).............       505,329
                                                                            -----------

TOTAL REPURCHASE AGREEMENTS
  (Cost $1,333,000)......................................................     1,333,000
                                                                            -----------

TOTAL INVESTMENTS  99.1%
  (Cost $48,255,734).....................................................    52,320,380
OTHER ASSETS IN EXCESS OF LIABILITIES  0.9%..............................       496,592
                                                                            -----------

NET ASSETS  100.0%.......................................................   $52,816,972
                                                                            ===========

Percentages are calculated as a percentage of net assets.

See Notes to Financial Statements                                             11

VAN KAMPEN ASSET ALLOCATION GROWTH FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
September 30, 2007

ASSETS:
Investments in Underlying Affiliated Funds (Cost
  $46,922,734)..............................................  $50,987,380
Repurchase Agreements (Cost $1,333,000).....................    1,333,000
Cash........................................................          767
Receivables:
  Fund Shares Sold..........................................      519,494
  Dividends.................................................       48,908
  Interest..................................................          537
Expense Reimbursement from Adviser..........................       25,800
Other.......................................................        5,350
                                                              -----------
    Total Assets............................................   52,921,236
                                                              -----------
LIABILITIES:
Payables:
  Distributor and Affiliates................................       24,176
  Fund Shares Repurchased...................................        9,483
Trustees' Deferred Compensation and Retirement Plans........       12,418
Accrued Expenses............................................       58,187
                                                              -----------
    Total Liabilities.......................................      104,264
                                                              -----------
NET ASSETS..................................................  $52,816,972
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $0.01 per share with an unlimited
  number of shares authorized)..............................  $48,284,941
Net Unrealized Appreciation.................................    4,064,646
Accumulated Undistributed Net Investment income.............      321,283
Accumulated Net Realized Gain...............................      146,102
                                                              -----------
NET ASSETS..................................................  $52,816,972
                                                              ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $36,912,832 and 3,073,757 shares of
    beneficial interest issued and outstanding).............  $     12.01
    Maximum sales charge (5.75% * of offering price)........         0.73
                                                              -----------
    Maximum offering price to public........................  $     12.74
                                                              ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $8,447,780 and 708,986 shares of
    beneficial interest issued and outstanding).............  $     11.92
                                                              ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $6,854,320 and 575,258 shares of
    beneficial interest issued and outstanding).............  $     11.92
                                                              ===========
  Class I Shares:
    Net asset value and offering price per share (Based on
    net assets of $602,040 and 50,000 shares of beneficial
    interest issued and outstanding)........................  $     12.04
                                                              ===========

*   On sales of $50,000 or more, the sales charge will be reduced.

 12                                            See Notes to Financial Statements

VAN KAMPEN ASSET ALLOCATION GROWTH FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months ended September 30, 2007 (Unaudited)

INVESTMENT INCOME:
Dividends From Underlying Affiliated Funds..................  $  332,579
Interest....................................................      16,549
                                                              ----------
    Total Income............................................     349,128
                                                              ----------
EXPENSES:
Distribution (12b-1) and Service Fees
  Class A...................................................      35,751
  Class B...................................................      30,830
  Class C...................................................      24,265
Registration Fees...........................................      44,057
Offering....................................................      39,450
Investment Advisory Fee.....................................      30,144
Professional Fees...........................................      23,423
Transfer Agent Fees.........................................      23,239
Reports to Shareholders.....................................      20,102
Accounting and Administrative Expenses......................      16,812
Trustees' Fees and Related Expenses.........................       8,640
Custody.....................................................       7,445
Other.......................................................      12,348
                                                              ----------
    Total Expenses..........................................     316,506
    Expense Reduction ($30,144 Investment Advisory Fee and
      $162,584 Other).......................................     192,728
    Less Credits Earned on Cash Balances....................       2,788
                                                              ----------
    Net Expenses............................................     120,990
                                                              ----------
NET INVESTMENT INCOME.......................................  $  228,138
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain Distributions From Underlying Affiliated
  Funds.....................................................  $    2,349
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     414,418
  End of the Period.........................................   4,064,646
                                                              ----------
Net Unrealized Appreciation During the Period...............   3,650,228
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $3,652,577
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $3,880,715
                                                              ==========

See Notes to Financial Statements                                             13

VAN KAMPEN ASSET ALLOCATION GROWTH FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                                             FOR THE PERIOD
                                                                           SEPTEMBER 25, 2006
                                                          FOR THE            (COMMENCEMENT
                                                      SIX MONTHS ENDED     OF OPERATIONS) TO
                                                     SEPTEMBER 30, 2007      MARCH 31, 2007
                                                     ----------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................     $   228,138           $    78,899
Realized Gain Distributions From Underlying
  Affiliated Funds.................................           2,349               152,682
Net Unrealized Appreciation During the Period......       3,650,228               414,418
                                                        -----------           -----------
Change in Net Assets from Operations...............       3,880,715               645,999
                                                        -----------           -----------

Distributions from Net Investment Income:
  Class A Shares...................................             -0-               (48,344)
  Class B Shares...................................             -0-               (17,413)
  Class C Shares...................................             -0-               (18,702)
  Class I Shares...................................             -0-                (7,345)
                                                        -----------           -----------
Total Distributions................................             -0-               (91,804)
                                                        -----------           -----------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................       3,880,715               554,195
                                                        -----------           -----------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..........................      23,408,404            27,820,680
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.....................................             -0-                61,492
Cost of Shares Repurchased.........................      (1,865,095)           (1,043,419)
                                                        -----------           -----------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.....................................      21,543,309            26,838,753
                                                        -----------           -----------
TOTAL INCREASE IN NET ASSETS.......................      25,424,024            27,392,948
NET ASSETS:
Beginning of the Period............................      27,392,948                   -0-
                                                        -----------           -----------
End of the Period (Including accumulated
  undistributed net investment income of $321,283
  and $93,145, respectively).......................     $52,816,972           $27,392,948
                                                        ===========           ===========

 14                                            See Notes to Financial Statements

VAN KAMPEN ASSET ALLOCATION GROWTH FUND

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                            SEPTEMBER 25, 2006
                                                                             (COMMENCEMENT OF
CLASS A SHARES                                          SIX MONTHS ENDED      OPERATIONS) TO
                                                       SEPTEMBER 30, 2007     MARCH 31, 2007
                                                       ---------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD..............       $10.90               $10.00
                                                             ------               ------
  Net Investment Income (a)...........................         0.08                 0.09
  Net Realized and Unrealized Gain....................         1.03                 0.95
                                                             ------               ------
Total from Investment Operations......................         1.11                 1.04
                                                             ------               ------
Less:
  Distributions from Net Investment Income............          -0-                 0.14
                                                             ------               ------
NET ASSET VALUE, END OF THE PERIOD....................       $12.01               $10.90
                                                             ======               ======

Total Return* (b).....................................       10.18%**             10.48%**
Net Assets at End of the Period (In millions).........       $ 36.9               $ 19.8
Ratio of Expenses to Average Net Assets* (c) (d)......        0.41%                0.42%
Ratio of Net Investment Income to Average Net
  Assets*.............................................        1.33%                1.61%
Portfolio Turnover (e)................................           0%**                 0%**
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets (c) (d)....        1.37%                3.71%
   Ratio of Net Investment Income/Loss to Average Net
     Assets...........................................        0.37%               (1.68%)

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% maybe imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Does not include expenses of the Underlying Affiliated Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Affiliated Funds were .92% and .96% at September 30, 2007 and March 31, 2007, respectively.

(d) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% and .02% for the periods ended September 30, 2007 and March 31, 2007, respectively.

(e) Amount is less than 1%.

See Notes to Financial Statements                                             15

VAN KAMPEN ASSET ALLOCATION GROWTH FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                            SEPTEMBER 25, 2006
                                                                             (COMMENCEMENT OF
CLASS B SHARES                                          SIX MONTHS ENDED      OPERATIONS) TO
                                                       SEPTEMBER 30, 2007     MARCH 31, 2007
                                                       ---------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD..............       $10.86               $10.00
                                                             ------               ------
  Net Investment Income (a)...........................         0.03                 0.04
  Net Realized and Unrealized Gain....................         1.03                 0.95
                                                             ------               ------
Total from Investment Operations......................         1.06                 0.99
                                                             ------               ------
Less:
  Distributions from Net Investment Income............          -0-                 0.13
                                                             ------               ------
NET ASSET VALUE, END OF THE PERIOD....................       $11.92               $10.86
                                                             ======               ======

Total Return* (b).....................................        9.76%**              9.95%**
Net Assets at End of the Period (In millions).........       $  8.4               $  4.0
Ratio of Expenses to Average Net Assets* (c) (d)......        1.16%                1.17%
Ratio of Net Investment Income to Average Net
  Assets*.............................................        0.60%                0.82%
Portfolio Turnover (e)................................           0%**                 0%**
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets (c) (d)....        2.12%                4.46%
   Ratio of Net Investment Loss to Average Net
     Assets...........................................       (0.36%)              (2.47%)

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Does not include expenses of the Underlying Affiliated Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Affiliated Funds were .92% and .96% at September 30, 2007 and March 31, 2007, respectively.

(d) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% and .02% for the periods ended September 30, 2007 and March 31, 2007, respectively.

(e) Amount is less than 1%.

 16                                            See Notes to Financial Statements

VAN KAMPEN ASSET ALLOCATION GROWTH FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                            SEPTEMBER 25, 2006
                                                                             (COMMENCEMENT OF
CLASS C SHARES                                          SIX MONTHS ENDED      OPERATIONS) TO
                                                       SEPTEMBER 30, 2007     MARCH 31, 2007
                                                       ---------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD..............       $10.86               $10.00
                                                             ------               ------
  Net Investment Income (a)...........................         0.03                 0.05
  Net Realized and Unrealized Gain....................         1.03                 0.94
                                                             ------               ------
Total from Investment Operations......................         1.06                 0.99
                                                             ------               ------
Less:
  Distributions from Net Investment Income............          -0-                 0.13
                                                             ------               ------
NET ASSET VALUE, END OF THE PERIOD....................       $11.92               $10.86
                                                             ======               ======

Total Return* (b).....................................        9.76%**              9.96%**
Net Assets at End of the Period (In millions).........       $  6.9               $  3.1
Ratio of Expenses to Average Net Assets* (c) (d)......        1.16%                1.17%
Ratio of Net Investment Income to Average Net
  Assets*.............................................        0.61%                0.86%
Portfolio Turnover (e)................................           0%**                 0%**
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets (c) (d)....        2.12%                4.46%
   Ratio of Net Investment Loss to Average Net
     Assets...........................................       (0.35%)              (2.43%)

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Does not include expenses of the Underlying Affiliated Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Affiliated Funds were .92% and .96% at September 30, 2007 and March 31, 2007, respectively.

(d) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% and .02% for the periods ended September 30, 2007 and March 31, 2007, respectively.

(e) Amount is less than 1%.

See Notes to Financial Statements                                             17

VAN KAMPEN ASSET ALLOCATION GROWTH FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                            SEPTEMBER 25, 2006
                                                                             (COMMENCEMENT OF
CLASS I SHARES                                          SIX MONTHS ENDED      OPERATIONS) TO
                                                       SEPTEMBER 30, 2007     MARCH 31, 2007
                                                       ---------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD..............       $10.92               $10.00
                                                             ------               ------
  Net Investment Income (a)...........................         0.09                 0.10
  Net Realized and Unrealized Gain....................         1.03                 0.97
                                                             ------               ------
Total from Investment Operations......................         1.12                 1.07
                                                             ------               ------
Less:
  Distributions from Net Investment Income............          -0-                 0.15
                                                             ------               ------
NET ASSET VALUE, END OF THE PERIOD....................       $12.04               $10.92
                                                             ======               ======

Total Return* (b).....................................       10.26%**             10.71%**
Net Assets at End of the Period (In millions).........       $  0.6               $  0.5
Ratio of Expenses to Average Net Assets* (c) (d)......        0.16%                0.17%
Ratio of Net Investment Income to Average Net
  Assets*.............................................        1.54%                1.78%
Portfolio Turnover (e)................................           0%**                 0%**
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets (c) (d)....        1.13%                3.46%
   Ratio of Net Investment Income/Loss to Average Net
     Assets...........................................        0.57%               (1.51%)

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Does not include expenses of the Underlying Affiliated Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Affiliated Funds were .92% and .96% at September 30, 2007 and March 31, 2007, respectively.

(d) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% and .02% for the periods ended September 30, 2007 and March 31, 2007, respectively.

(e) Amount is less than 1%.

 18                                            See Notes to Financial Statements

VAN KAMPEN ASSET ALLOCATION GROWTH FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Asset Allocation Growth Fund (the "Fund") is organized as a series of the Van Kampen Equity Trust, a Delaware statutory trust, and is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek a high level of long-term total return, consistent with a high level of risk. The Fund invests primarily in Class I shares of other Van Kampen funds (the "Underlying Affiliated Funds"). Each Underlying Affiliated Fund has its own investment objective and principal investment strategy. The different Underlying Affiliated Funds invest in varying percentages of equity securities and/or fixed income securities. The Fund commenced investment operations on September 25, 2006. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class specific expenses and voting rights on matters affecting a single class.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION The assets of the Fund consist primarily of shares of the Underlying Affiliated Funds, which are valued at their respective net asset values. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser"), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. The Fund incurs a proportionate share of the expenses of the Underlying Affiliated Funds in addition to any expenses of the Fund. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

VAN KAMPEN ASSET ALLOCATION GROWTH FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, the tax authorities can examine all tax returns filed for the last three years. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in "Other" expenses on the Statement of Operations. The Fund adopted the provisions of the Financial Accounting Standards Board's (FASB) Interpretation number 48 Accounting for Uncertainty in Income Taxes, on September 30, 2007. As of September 30, 2007, this did not result in an impact to the Fund's financial statements.

    At September 30, 2007, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $48,255,734
                                                                ===========
Gross tax unrealized appreciation...........................    $ 4,296,479
Gross tax unrealized depreciation...........................       (231,833)
                                                                -----------
Net tax unrealized appreciation on investments..............    $ 4,064,646
                                                                ===========

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends at least annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    The tax character of distributions paid during the period ended March 31, 2007 was as follows:

Distributions paid from:
  Ordinary Income...........................................    $91,804

    As of March 31, 2007, the components of distributable earnings on a taxable basis were as follows:

Undistributed ordinary income...............................    $101,348
Undistributed long-term capital gain........................     143,753

F. OFFERING COSTS Offering costs are amortized, on a straight-line basis, over a twelve month period.

G. EXPENSE REDUCTIONS During the six months ended September 30, 2007, the Fund's custody fee was reduced by $2,788 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly of .15% of the average daily net assets of the Fund. The Fund also indirectly bears the investment advisory fees (and other expenses) of the Underlying Affiliated Funds.

VAN KAMPEN ASSET ALLOCATION GROWTH FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

    For the six months ended September 30, 2007, the Adviser waived approximately $30,100 of its advisory fees and assumed approximately $162,600 of the Fund's other expenses. The Adviser has agreed to waive all expenses in excess of .40% of Class A average daily net assets, 1.15% of Class B average daily net assets, 1.15% of Class C average daily net assets and .15% of Class I average daily net assets. This waiver is voluntary and can be discontinued at any time.

    For the six months ended September 30, 2007, the Fund recognized expenses of approximately $300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

    Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended September 30, 2007, the Fund recognized expenses of approximately $23,500 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Professional Fees" on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Accounting and Administrative Expenses" on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended September 30, 2007, the Fund recognized expenses of approximately $20,900 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments of such funds of $4,816 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2007. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the six months ended September 30, 2007, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $62,000 and contingent deferred sales charges (CDSC) on redeemed shares of Classes B and C of approximately $3,920. Sales charges do not represent expenses of the Fund.

    At September 30, 2007, Morgan Stanley Investment Management Inc., an affiliate of the Adviser, owned 50,000 shares of Class A, 50,000 shares of Class B, 50,000 shares of Class C and 50,000 shares of Class I.

VAN KAMPEN ASSET ALLOCATION GROWTH FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

3. CAPITAL TRANSACTIONS

For the six months ended September 30, 2007 and the period ended March 31, 2007, transactions were as follows:

                                           FOR THE PERIOD ENDED        FOR THE PERIOD ENDED
                                            SEPTEMBER 30, 2007            MARCH 31, 2007
                                         ------------------------    ------------------------
                                          SHARES         VALUE        SHARES         VALUE
Sales:
  Class A..............................  1,375,958    $15,665,137    1,883,467    $20,214,042
  Class B..............................    374,198      4,251,801      377,365      3,986,068
  Class C..............................    306,564      3,491,466      295,931      3,120,570
  Class I..............................        -0-            -0-       50,000        500,000
                                         ---------    -----------    ---------    -----------
Total Sales............................  2,056,720    $23,408,404    2,606,763    $27,820,680
                                         =========    ===========    =========    ===========
Dividend Reinvestment:
  Class A..............................        -0-    $       -0-        3,808    $    40,366
  Class B..............................        -0-            -0-          974         10,303
  Class C..............................        -0-            -0-        1,023         10,823
  Class I..............................        -0-            -0-          -0-            -0-
                                         ---------    -----------    ---------    -----------
Total Dividend Reinvestment............        -0-    $       -0-        5,805    $    61,492
                                         =========    ===========    =========    ===========
Repurchases:
  Class A..............................   (120,294)   $(1,370,072)     (69,182)   $  (741,418)
  Class B..............................    (30,678)      (348,089)     (12,873)      (137,657)
  Class C..............................    (12,815)      (146,934)     (15,445)      (164,344)
  Class I..............................        -0-            -0-          -0-            -0-
                                         ---------    -----------    ---------    -----------
Total Repurchases......................   (163,787)   $(1,865,095)     (97,500)   $(1,043,419)
                                         =========    ===========    =========    ===========

4. REDEMPTION FEE

The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the six months ended September 30, 2007, the Fund did not receive any redemption fees.

5. INVESTMENT IN UNDERLYING AFFILIATED FUNDS

During the period, the cost of purchases and proceeds from sales of investments in Underlying Affiliated Funds were $20,439,938 and $44,814, respectively.

6. DISTRIBUTION AND SERVICE PLANS

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

VAN KAMPEN ASSET ALLOCATION GROWTH FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

    The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $117,000 and $17,200 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

7. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. ACCOUNTING PRONOUNCEMENTS

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

VAN KAMPEN ASSET ALLOCATION GROWTH FUND

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

DENNIS SHEA
Vice President

J. DAVID GERMANY
Vice President

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

STUART N. SCHULDT
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
522 Fifth Avenue
New York, New York 10036

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
One Parkview Plaza - Suite 100
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended

  Van Kampen Asset Allocation Growth Fund

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen Asset Allocation Growth Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

                                                           (continued on back)

  Van Kampen Asset Allocation Growth Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                         Van Kampen Funds Inc.
                                                  1 Parkview Plaza - Suite 100
                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                                             www.vankampen.com

                                       Copyright (C)2007 Van Kampen Funds Inc.
                                       All rights reserved. Member FINRA/SIPC.

                                                            109, 209, 309, 609
                                                               AAFGRWSAN 11/07
    (VAN KAMPEN INVESTMENTS LOGO)                           IU07-04525P-Y09/07

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Core Equity Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of September 30, 2007.

       THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A CLASS A, B, AND C SHARE OR CLASS I OR R SHARE PROSPECTUS FOR THE FUND BEING OFFERED. THE PROSPECTUS CONTAINS INFORMATION ABOUT THE FUND, INCLUDING THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. TO OBTAIN AN ADDITIONAL PROSPECTUS, CONTACT YOUR FINANCIAL ADVISOR OR DOWNLOAD ONE AT VANKAMPEN.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT A MUTUAL FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. FUNDS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND THAT THE VALUE OF FUND SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS FUND.

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 9/30/07

                            A SHARES           B SHARES           C SHARES         I SHARES        R SHARES
                         since 8/27/07      since 8/27/07      since 8/27/07     since 8/27/07   since 8/27/07
--------------------------------------------------------------------------------------------------------------
                                  W/MAX              W/MAX              W/MAX
                          W/O     5.75%      W/O     5.00%      W/O     1.00%         W/O             W/O
AVERAGE ANNUAL           SALES    SALES     SALES    SALES     SALES    SALES        SALES           SALES
TOTAL RETURNS           CHARGES   CHARGE   CHARGES   CHARGE   CHARGES   CHARGE      CHARGES         CHARGES

Since Inception          5.30%    -0.75%    5.20%     0.20%    5.20%     4.20%       5.30%           5.20%
--------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE CALL US AT
1.800.341.2911 OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million and (iii) institutional clients with assets of at least $1 million. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Class R Shares are offered without any sales charges on purchases or sales. The combined Rule 12b-1 fees and service fees for Class R Shares is up to 0.50 percent. Figures shown above assume reinvestment of all dividends and capital gains. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund's returns would have been lower.

The S&P 500 Index is generally representative of the U.S. stock market. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

Fund Report

FOR THE PERIOD SINCE INCEPTION THROUGH SEPTEMBER 30, 2007

MARKET CONDITIONS

Since the inception of the Van Kampen Core Equity Fund on August 27, 2007, the broad market (as represented by the S&P 500(R) Index) continued to move ahead despite much volatility. During the first three quarters of the year, the market advanced at a double-digit rate, which has brought many of the market averages back near levels not attained since 2000. While the market is near its all-time high, the underlying economic conditions are marginally better than they were in 2000, but significant policy related problems remain. For almost the last eight years, the Federal Open Market Committee (the "Fed") has pursued a monetary policy with a goal of stabilizing prices or controlling inflation, and has subsequently produced periods of extremely rapid expansions of liquidity, followed by sharp reductions of the rate of growth of the money supply and liquidity. The excess liquidity that resulted from these monetary policy decisions disproportionately benefited many economic sectors, such as the housing market. The efforts made by Chairman Bernanke early in his tenure to stabilize prices and control inflation by raising target federal funds rates resulted in a slowing of economic growth, and a collapse in the housing market. While market participants have begun to lower their expectations for economic growth and changes in corporate profits, these expectations may need to be lowered even further in the near future. In light of these uncertainties, the market continued to favor stocks with fair valuations and visible earning increases as it had since the collapse of 2000, and our strategy has benefited from this trend.

PERFORMANCE ANALYSIS

All share classes of Van Kampen Core Equity Fund outperformed the S&P 500(R) Index for the period since inception on August 27, 2007 through September 30, 2007, assuming no deduction of applicable sales charges.

TOTAL RETURNS FOR THE PERIOD SINCE INCEPTION THROUGH SEPTEMBER 30, 2007

----------------------------------------------------------------------
                                                          S&P
                                                         500(R)
      CLASS A   CLASS B   CLASS C   CLASS I   CLASS R    INDEX

       5.30%*    5.20%*    5.20%*    5.30%*    5.20%*    4.29%*
----------------------------------------------------------------------

* Reflects performance returns from August 27, 2007 through September 30, 2007.

The performance for the five share classes varies because each has different expenses. The Fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

Since its inception on August 27, 2007, the Fund's outperformance versus the S&P 500 Index reflected the strong returns produced by careful stock selection within the oil and gas and materials sectors. Additionally, the Fund's investment in a diversified financial services company also added to relative return. At the same time, however, there were a few detractors to the Fund's performance. In particular, two holdings in the financial services sector hurt relative returns, and the Fund's investment in a major pharmaceutical company also detracted from performance.

As part of our attempt to control diversifiable risk in our strategy, it is our policy not to overweight or underweight any economic sector of the market in an effort to aid investment performance. Thus, while economic conditions may change from time to time, and while those changes might favor stocks in one economic sector over another, we do not change our portfolio weightings in an overt effort to capture the anticipated sector-by-sector return differentials. We prefer to try to produce favorable investment performance by selecting from within each economic sector those stocks we expect to produce returns superior to that of the sector as a whole. Given the likely course of near term economic events, we remain convinced that fairly valued stocks of companies with visible earnings increases will continue to do well. We believe that a well-diversified portfolio constructed with the clear objective of managing risk should experience superior returns.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

TOP TEN HOLDINGS AS OF 9/30/07
General Electric Co.                                              3.5%
AT&T, Inc.                                                        3.4
Citigroup, Inc.                                                   2.7
Microsoft Corp.                                                   2.7
ConocoPhillips                                                    2.7
Bank of America Corp.                                             2.6
Altria Group, Inc.                                                2.6
Schlumberger Ltd.                                                 2.6
Google, Inc., Class A                                             2.5
American International Group, Inc.                                2.4

SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATIONS AS OF 9/30/07
Integrated Oil & Gas                                              6.6%
Other Diversified Financial Services                              5.3
Investment Banking & Brokerage                                    5.1
Computer Hardware                                                 5.1
Industrial Conglomerates                                          5.1
Managed Health Care                                               4.5
Aerospace & Defense                                               4.3
Pharmaceuticals                                                   4.3
Integrated Telecommunication Services                             3.5
Communications Equipment                                          3.0
Systems Software                                                  2.7
Tobacco                                                           2.6
Oil & Gas Equipment & Services                                    2.6
Construction & Farm Machinery & Heavy Trucks                      2.5
Internet Software & Services                                      2.5
Multi-Line Insurance                                              2.4
Footwear                                                          1.9
Diversified Banks                                                 1.9
Oil & Gas Storage & Transportation                                1.8
Apparel, Accessories & Luxury Goods                               1.8
Paper Products                                                    1.8
Movies & Entertainment                                            1.8
Oil & Gas Refining & Marketing                                    1.7
Agricultural Products                                             1.7
Multi-Utilities                                                   1.7
Restaurants                                                       1.7
Semiconductors                                                    1.7
Diversified Metals & Mining                                       1.6
Life & Health Insurance                                           1.6
Biotechnology                                                     1.6
General Merchandise Stores                                        1.6
Railroads                                                         1.5
Property & Casualty Insurance                                     1.4
Computer & Electronics Retail                                     1.4
Steel                                                             1.3
Hotels, Resorts & Cruise Lines                                    1.2
Department Stores                                                 1.2

                                             (continued on next page)

SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATIONS AS OF 9/30/07
                                       (continued from previous page)
Industrial Machinery                                              1.0
Semiconductor Equipment                                           0.8
                                                                -----
Total Long-Term Investments                                      97.8
Repurchase Agreements                                             1.5
                                                                -----
Total Investments                                                99.3
Other Assets in Excess of Liabilities                             0.7
                                                                -----
Net Assets                                                      100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

HOUSEHOLDING NOTICE

       To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/07 - 9/30/07.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  BEGINNING         ENDING        EXPENSES PAID
                                                ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*
------------------------------------------------------------------------------------------------
                                                   4/1/07           9/30/07       4/1/07-9/30/07
Class A
  Actual......................................    $1,000.00        $1,053.00          $1.15
  Hypothetical................................     1,000.00         1,019.00           6.11
  (5% annual return before expenses)
Class B
  Actual......................................     1,000.00         1,052.00           1.87
  Hypothetical................................     1,000.00         1,015.20           9.87
  (5% annual return before expenses)
Class C
  Actual......................................     1,000.00         1,052.00           1.87
  Hypothetical................................     1,000.00         1,015.20           9.87
  (5% annual return before expenses)
Class I
  Actual......................................     1,000.00         1,053.00           0.92
  Hypothetical................................     1,000.00         1,020.20           4.85
  (5% annual return before expenses)
Class R
  Actual......................................     1,000.00         1,052.00           1.39
  Hypothetical................................     1,000.00         1,017.70           7.36
  (5% annual return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.21%, 1.96%, 1.96%, 0.96% and 1.46% for Class A, B, C, I and R Shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period) except for "Actual" information which reflects the period from Commencement of Operations through September 30, 2007. These expense ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.

Investment Advisory Agreement Approval

The Investment Company Act of 1940 requires that the investment advisory agreement between the Fund and its investment adviser be approved both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At a meeting held on May 30, 2007, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, relating to the investment advisory agreement review process. The Board also considered information received about the model portfolio, the investment strategy, portfolio management team and projected fees and expenses of the Fund.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services to be provided by the investment adviser, the projected fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's projected expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are to be shared with the Fund's shareholders, and the propriety of proposed breakpoints in the Fund's investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus projected assets of the Fund. The Board of Trustees also reviewed the potential benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates may derive from their relationship with the Fund. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services to be Provided. The Board of Trustees considered the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions anticipated to be servicing the Fund. The trustees discussed with the investment adviser the resources available in managing the Fund. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discussed certain other services which are to be provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services to be provided by the investment adviser support its decision to approve the investment advisory agreement.

Projected Fees and Expenses of the Fund. The Board of Trustees reviewed the projected fees and expenses of the Fund compared to its peers. The trustees discussed with the investment adviser the performance goals in managing the Fund. When considering a fund's performance, the trustees and the investment adviser discussed emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance). The trustees discussed with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees reviewed not only the advisory fees but other projected fees and expenses (whether payable to the adviser, its affiliates or others) and the Fund's overall projected expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the projected fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the trustees expect to review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. In connection with the Fund, the trustees discussed with the investment adviser its projected revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's projected expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. The Board of Trustees considered the projected size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. The trustees discussed with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. The Board of Trustees considered other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The trustees reviewed with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

VAN KAMPEN CORE EQUITY FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 (UNAUDITED)

                                                              NUMBER OF
DESCRIPTION                                                    SHARES        VALUE
-------------------------------------------------------------------------------------
COMMON STOCKS  97.8%
AEROSPACE & DEFENSE  4.3%
Boeing Co. .................................................    1,330     $   139,637
Northrop Grumman Corp. .....................................    1,130          88,140
Raytheon Co. ...............................................    1,510          96,368
United Technologies Corp. ..................................    1,670         134,401
                                                                          -----------
                                                                              458,546
                                                                          -----------
AGRICULTURAL PRODUCTS  1.7%
Archer-Daniels-Midland Co. .................................    5,560         183,925
                                                                          -----------

APPAREL, ACCESSORIES & LUXURY GOODS  1.8%
Coach, Inc. (a).............................................    4,020         190,025
                                                                          -----------

BIOTECHNOLOGY  1.6%
Gilead Sciences, Inc. (a)...................................    4,080         166,750
                                                                          -----------

COMMUNICATIONS EQUIPMENT  3.0%
Cisco Systems, Inc. (a).....................................    6,610         218,857
Corning, Inc. ..............................................    4,090         100,819
                                                                          -----------
                                                                              319,676
                                                                          -----------
COMPUTER & ELECTRONICS RETAIL  1.4%
Best Buy Co., Inc. .........................................    3,200         147,264
                                                                          -----------

COMPUTER HARDWARE  5.1%
Apple, Inc. (a).............................................    1,190         182,712
Hewlett-Packard Co. ........................................    5,801         165,801
IBM Corp. ..................................................    1,640         193,192
                                                                          -----------
                                                                              541,705
                                                                          -----------
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS  2.5%
Caterpillar, Inc. ..........................................    1,820         142,743
PACCAR, Inc. ...............................................    1,410         120,202
                                                                          -----------
                                                                              262,945
                                                                          -----------
DEPARTMENT STORES  1.2%
Nordstrom, Inc. ............................................    2,740         128,479
                                                                          -----------

DIVERSIFIED BANKS  1.9%
Wachovia Corp. .............................................    3,910         196,087
                                                                          -----------

DIVERSIFIED METALS & MINING  1.6%
Freeport-McMoRan Copper & Gold, Inc. .......................    1,630         170,971
                                                                          -----------

FOOTWEAR  1.9%
NIKE, Inc., Class B.........................................    3,400         199,444
                                                                          -----------

GENERAL MERCHANDISE STORES  1.6%
Target Corp. ...............................................    2,620         166,553
                                                                          -----------

 12                                            See Notes to Financial Statements

VAN KAMPEN CORE EQUITY FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

                                                              NUMBER OF
DESCRIPTION                                                    SHARES        VALUE
-------------------------------------------------------------------------------------
HOTELS, RESORTS & CRUISE LINES  1.2%
Royal Caribbean Cruises Ltd. (Liberia)......................    3,360     $   131,141
                                                                          -----------

INDUSTRIAL CONGLOMERATES  5.1%
General Electric Co. .......................................    8,860         366,804
Textron, Inc. ..............................................    2,760         171,700
                                                                          -----------
                                                                              538,504
                                                                          -----------
INDUSTRIAL MACHINERY  1.0%
Eaton Corp. ................................................    1,090         107,954
                                                                          -----------

INTEGRATED OIL & GAS  6.6%
ConocoPhillips..............................................    3,200         280,864
Marathon Oil Corp. .........................................    3,500         199,570
Occidental Petroleum Corp. .................................    3,420         219,154
                                                                          -----------
                                                                              699,588
                                                                          -----------
INTEGRATED TELECOMMUNICATION SERVICES  3.5%
AT&T, Inc. .................................................    8,620         364,712
                                                                          -----------

INTERNET SOFTWARE & SERVICES  2.5%
Google, Inc., Class A (a)...................................      460         260,944
                                                                          -----------

INVESTMENT BANKING & BROKERAGE  5.1%
Goldman Sachs Group, Inc. ..................................    1,030         223,242
Lehman Brothers Holdings, Inc. .............................    2,500         154,325
Merrill Lynch & Co., Inc. ..................................    2,310         164,657
                                                                          -----------
                                                                              542,224
                                                                          -----------
LIFE & HEALTH INSURANCE  1.6%
MetLife, Inc. ..............................................    2,420         168,747
                                                                          -----------

MANAGED HEALTH CARE  4.5%
CIGNA Corp. ................................................    2,700         143,883
UnitedHealth Group, Inc. ...................................    3,530         170,958
WellPoint, Inc. (a).........................................    2,050         161,786
                                                                          -----------
                                                                              476,627
                                                                          -----------
MOVIES & ENTERTAINMENT  1.8%
Walt Disney Co. ............................................    5,370         184,674
                                                                          -----------

MULTI-LINE INSURANCE  2.4%
American International Group, Inc. .........................    3,730         252,334
                                                                          -----------

MULTI-UTILITIES  1.7%
Public Service Enterprise Group, Inc. ......................    2,080         183,019
                                                                          -----------

OIL & GAS EQUIPMENT & SERVICES  2.6%
Schlumberger Ltd. (Netherlands Antilles)....................    2,590         271,950
                                                                          -----------

See Notes to Financial Statements                                             13

VAN KAMPEN CORE EQUITY FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

                                                              NUMBER OF
DESCRIPTION                                                    SHARES        VALUE
-------------------------------------------------------------------------------------
OIL & GAS REFINING & MARKETING  1.7%
Valero Energy Corp. ........................................    2,740     $   184,073
                                                                          -----------

OIL & GAS STORAGE & TRANSPORTATION  1.8%
Williams Cos., Inc. ........................................    5,620         191,417
                                                                          -----------

OTHER DIVERSIFIED FINANCIAL SERVICES  5.3%
Bank of America Corp. ......................................    5,480         275,479
Citigroup, Inc. ............................................    6,210         289,821
                                                                          -----------
                                                                              565,300
                                                                          -----------
PAPER PRODUCTS  1.8%
International Paper Co. ....................................    5,260         188,676
                                                                          -----------

PHARMACEUTICALS  4.3%
Merck & Co., Inc. ..........................................    4,070         210,378
Pfizer, Inc. ...............................................   10,150         247,965
                                                                          -----------
                                                                              458,343
                                                                          -----------
PROPERTY & CASUALTY INSURANCE  1.4%
Allstate Corp. .............................................    2,640         150,982
                                                                          -----------

RAILROADS  1.5%
CSX Corp. ..................................................    3,670         156,819
                                                                          -----------

RESTAURANTS  1.7%
McDonald's Corp. ...........................................    3,350         182,474
                                                                          -----------

SEMICONDUCTOR EQUIPMENT  0.8%
MEMC Electronic Materials, Inc. (a).........................    1,350          79,461
                                                                          -----------

SEMICONDUCTORS  1.7%
NVIDIA Corp. (a)............................................    5,010         181,562
                                                                          -----------

STEEL  1.3%
United States Steel Corp. ..................................    1,330         140,900
                                                                          -----------

SYSTEMS SOFTWARE  2.7%
Microsoft Corp. ............................................    9,580         282,227
                                                                          -----------

TOBACCO  2.6%
Altria Group, Inc. .........................................    3,920         272,558
                                                                          -----------

TOTAL LONG-TERM INVESTMENTS  97.8%
  (Cost $9,851,550)....................................................    10,349,580
                                                                          -----------

 14                                            See Notes to Financial Statements

VAN KAMPEN CORE EQUITY FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

DESCRIPTION                                                                  VALUE
-------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS  1.5%
Banc of America Securities ($50,294 par collateralized by U.S.
  Government obligations in a pooled cash account, interest rate of
  5.10%, dated 09/28/07, to be sold on 10/01/07 at $50,315)............   $    50,294
Citigroup Global Markets, Inc. ($44,705 par collateralized by U.S.
  Government obligations in a pooled cash account, interest rate of
  4.90%, dated 09/28/07, to be sold on 10/01/07 at $44,724)............        44,705
State Street Bank & Trust Co. ($58,001 par collateralized by U.S.
  Government obligations in a pooled cash account, interest rate of
  4.55%, dated 09/28/07, to be sold on 10/01/07 at $58,023)............        58,001
                                                                          -----------

TOTAL REPURCHASE AGREEMENTS
  (Cost $153,000)......................................................       153,000
                                                                          -----------

TOTAL INVESTMENTS  99.3%
  (Cost $10,004,550)...................................................    10,502,580
OTHER ASSETS IN EXCESS OF LIABILITIES  0.7%............................        75,668
                                                                          -----------

NET ASSETS  100.0%.....................................................   $10,578,248
                                                                          ===========

Percentages are calculated as a percentage of net assets.

(a) Non-income producing security as this stock currently does not declare income dividends.

See Notes to Financial Statements                                             15

VAN KAMPEN CORE EQUITY FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
September 30, 2007 (Unaudited)

ASSETS:
Total Investments (Cost $10,004,550)........................  $10,502,580
Cash........................................................          258
Receivables:
  Dividends.................................................       12,705
  Interest..................................................           62
Unamortized Offering Costs..................................      113,388
Expense Reimbursement from Adviser..........................       28,589
                                                              -----------
    Total Assets............................................   10,657,582
                                                              -----------
LIABILITIES:
Payables:
  Distributor and Affiliates................................        5,500
Offering Costs..............................................       57,639
Trustees' Deferred Compensation and Retirement Plans........        1,224
Accrued Expenses............................................       14,971
                                                              -----------
    Total Liabilities.......................................       79,334
                                                              -----------
NET ASSETS..................................................  $10,578,248
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $0.01 per share with an unlimited
  number of shares authorized)..............................  $10,046,631
Net Unrealized Appreciation.................................      498,030
Accumulated Undistributed Net Investment Income.............       17,136
Accumulated Net Realized Gain...............................       16,451
                                                              -----------
NET ASSETS..................................................  $10,578,248
                                                              ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $138,343 and 13,141 shares of beneficial
    interest issued and outstanding)........................  $     10.53
    Maximum sales charge (5.75%* of offering price).........         0.64
                                                              -----------
    Maximum offering price to public........................  $     11.17
                                                              ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $105,201 and 10,000 shares of beneficial
    interest issued and outstanding)........................  $     10.52
                                                              ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $108,196 and 10,285 shares of beneficial
    interest issued and outstanding)........................  $     10.52
                                                              ===========
  Class I Shares:
    Net asset value and offering price per share (Based on
    net assets of $10,121,259 and 961,202 shares of
    beneficial interest issued and outstanding).............  $     10.53
                                                              ===========
  Class R Shares:
    Net asset value and offering price per share (Based on
    net assets of $105,249 and 10,000 shares of beneficial
    interest issued and outstanding)........................  $     10.52
                                                              ===========

*   On sales of $50,000 or more, the sales charge will be reduced.

 16                                            See Notes to Financial Statements

VAN KAMPEN CORE EQUITY FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Period August 27, 2007 (Commencement of Operations) to September 30, 2007 (Unaudited)

INVESTMENT INCOME:
Dividends...................................................  $ 21,597
Interest....................................................     4,859
                                                              --------
    Total Income............................................    26,456
                                                              --------
EXPENSES:
Offering....................................................    11,612
Registration Fees...........................................     6,385
Investment Advisory Fee.....................................     6,197
Professional Fees...........................................     6,086
Reports to Shareholders.....................................     4,760
Accounting and Administrative Expenses......................     4,370
Transfer Agent Fees.........................................     3,023
Trustees' Fees and Related Expenses.........................     1,805
Custody.....................................................       272
Distribution (12b-1) and Service Fees
  Class A...................................................        28
  Class B...................................................        95
  Class C...................................................        95
  Class R...................................................        48
Other.......................................................     2,884
                                                              --------
    Total Expenses..........................................    47,660
    Expense Reduction ($6,197 Investment Advisory Fee, and
      $32,041 Other)........................................    38,238
    Less Credits Earned on Cash Balances....................       102
                                                              --------
    Net Expenses............................................     9,320
                                                              --------
NET INVESTMENT INCOME.......................................  $ 17,136
                                                              ========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $ 16,451
                                                              --------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................       -0-
  End of the Period.........................................   498,030
                                                              --------
Net Unrealized Appreciation During the Period...............   498,030
                                                              --------
NET REALIZED AND UNREALIZED GAIN............................  $514,481
                                                              ========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $531,617
                                                              ========

See Notes to Financial Statements                                             17

VAN KAMPEN CORE EQUITY FUND

FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets
For the Period August 27, 2007 (Commencement of Operations) to September 30, 2007 (Unaudited)

FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................  $    17,136
Net Realized Gain...........................................       16,451
Net Unrealized Appreciation During the Period...............      498,030
                                                              -----------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........      531,617
                                                              -----------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................   10,046,631
                                                              -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........   10,046,631
                                                              -----------
TOTAL INCREASE IN NET ASSETS................................   10,578,248
NET ASSETS:
Beginning of the Period.....................................          -0-
                                                              -----------
End of the Period (Including accumulated undistributed net
  investment income of $17,136).............................  $10,578,248
                                                              ===========

 18                                            See Notes to Financial Statements

VAN KAMPEN CORE EQUITY FUND

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                              AUGUST 27, 2007
                                                              (COMMENCEMENT OF
CLASS A SHARES                                                 OPERATIONS) TO
                                                             SEPTEMBER 30, 2007
                                                             ------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................       $10.00
                                                                   ------
  Net Investment Income (a).................................         0.01
  Net Realized and Unrealized Gain..........................         0.52
                                                                   ------
Total from Investment Operations............................         0.53
                                                                   ------
NET ASSET VALUE, END OF THE PERIOD..........................       $10.53
                                                                   ======

Total Return* (b)...........................................        5.30%**
Net Assets at End of the Period (In millions)...............       $  0.1
Ratio of Expenses to Average Net Assets* (c)................        1.21%
Ratio of Net Investment Income to Average Net Assets*.......        1.43%
Portfolio Turnover..........................................           3%**
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets (c)..............        5.27%
   Ratio of Net Investment Loss to Average Net Assets.......       (2.63%)

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. This return includes combined Rule 12b-1 fees and service fees of up to .25% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the period ended September 30, 2007.

See Notes to Financial Statements                                             19

VAN KAMPEN CORE EQUITY FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                              AUGUST 27, 2007
                                                              (COMMENCEMENT OF
CLASS B SHARES                                                 OPERATIONS) TO
                                                             SEPTEMBER 30, 2007
                                                             ------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................       $10.00
                                                                   ------
  Net Investment Income (a).................................         0.01
  Net Realized and Unrealized Gain..........................         0.51
                                                                   ------
Total from Investment Operations............................         0.52
                                                                   ------
NET ASSET VALUE, END OF THE PERIOD..........................       $10.52
                                                                   ======

Total Return* (b)...........................................        5.20%**
Net Assets at End of the Period (In millions)...............       $  0.1
Ratio of Expenses to Average Net Assets* (c)................        1.96%
Ratio of Net Investment Income to Average Net Assets*.......        0.83%
Portfolio Turnover..........................................           3%**
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets (c)..............        6.32%
   Ratio of Net Investment Loss to Average Net Assets.......       (3.53%)

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charges were included, total returns would be lower. This return includes combined Rule 12b-1 fees and service fees of up to 1% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the period ended September 30, 2007.

 20                                            See Notes to Financial Statements

VAN KAMPEN CORE EQUITY FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                              AUGUST 27, 2007
                                                              (COMMENCEMENT OF
CLASS C SHARES                                                 OPERATIONS) TO
                                                             SEPTEMBER 30, 2007
                                                             ------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................       $10.00
                                                                   ------
  Net Investment Income (a).................................         0.01
  Net Realized and Unrealized Gain..........................         0.51
                                                                   ------
Total from Investment Operations............................         0.52
                                                                   ------
NET ASSET VALUE, END OF THE PERIOD..........................       $10.52
                                                                   ======

Total Return* (b)...........................................        5.20%**
Net Assets at End of the Period (In millions)...............       $  0.1
Ratio of Expenses to Average Net Assets* (c)................        1.96%
Ratio of Net Investment Income to Average Net Assets*.......        0.83%
Portfolio Turnover..........................................           3%**
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets (c)..............        6.32%
   Ratio of Net Investment Loss to Average Net Assets.......       (3.53%)

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. This return includes combined Rule 12b-1 fees and service fees of up to 1% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the period ended September 30, 2007.

See Notes to Financial Statements                                             21

VAN KAMPEN CORE EQUITY FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                              AUGUST 27, 2007
                                                              (COMMENCEMENT OF
CLASS I SHARES                                                 OPERATIONS) TO
                                                             SEPTEMBER 30, 2007
                                                             ------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................       $10.00
                                                                   ------
  Net Investment Income (a).................................         0.02
  Net Realized and Unrealized Gain..........................         0.51
                                                                   ------
Total from Investment Operations............................         0.53
                                                                   ------
NET ASSET VALUE, END OF THE PERIOD..........................       $10.53
                                                                   ======

Total Return* (b)...........................................        5.30%**
Net Assets at End of the Period (In millions)...............       $ 10.1
Ratio of Expenses to Average Net Assets* (c)................        0.96%
Ratio of Net Investment Income to Average Net Assets*.......        1.83%
Portfolio Turnover..........................................           3%**
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets (c)..............        4.96%
   Ratio of Net Investment Loss to Average Net Assets.......       (2.17%)

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period. This return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the period ended September 30, 2007.

 22                                            See Notes to Financial Statements

VAN KAMPEN CORE EQUITY FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                              AUGUST 27, 2007
                                                              (COMMENCEMENT OF
CLASS R SHARES                                                 OPERATIONS) TO
                                                             SEPTEMBER 30, 2007
                                                             ------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................       $10.00
                                                                   ------
  Net Investment Income (a).................................         0.01
  Net Realized and Unrealized Gain..........................         0.51
                                                                   ------
Total from Investment Operations............................         0.52
                                                                   ------
NET ASSET VALUE, END OF THE PERIOD..........................       $10.52
                                                                   ======

Total Return* (b)...........................................        5.20%**
Net Assets at End of the Period (In millions)...............       $  0.1
Ratio of Expenses to Average Net Assets* (c)................        1.46%
Ratio of Net Investment Income to Average Net Assets*.......        1.34%
Portfolio Turnover..........................................           3%**
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets (c)..............        5.46%
   Ratio of Net Investment Loss to Average Net Assets.......       (2.66%)

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period. This return includes combined Rule 12b-1 fees and service fees of up to .50% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the period ended September 30, 2007.

See Notes to Financial Statements                                             23

VAN KAMPEN CORE EQUITY FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Core Equity Fund (the "Fund") is organized as a series of the Van Kampen Equity Trust, a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek capital growth and income. The Fund invests primarily in equity securities of large capitalization companies that the investment adviser believes are undervalued and have strong earnings momentum and relative strength. The Fund commenced investment operations on August 27, 2007. The Fund offers Class A Shares, Class B Shares, Class C Shares, Class I Shares and Class R Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Unlisted and listed securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser"), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Dividend income net of applicable withholding taxes is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares,

VAN KAMPEN CORE EQUITY FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, the tax authorities can examine all tax returns filed for the last three years. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in "Other" expenses on the Statement of Operations. The Fund adopted the provisions of the Financial Accounting Standards Board's (FASB) Interpretation number 48 Accounting for Uncertainty in Income Taxes, on September 30, 2007. As of September 30, 2007, this did not result in an impact to the Fund's financial statements.

    At September 30, 2007, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $10,004,550
                                                              ===========
Gross tax unrealized appreciation...........................  $   530,806
Gross tax unrealized depreciation...........................      (32,776)
                                                              -----------
Net tax unrealized appreciation on investments..............  $   498,030
                                                              ===========

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends at least annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

F. OFFERING COSTS Offering costs are amortized, on a straight-line basis, over a twelve month period.

G. EXPENSE REDUCTIONS During the period ended September 30, 2007, the Fund's custody fee was reduced by $102 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $1 billion............................................     .65%
Next $1.5 billion...........................................     .60%
Over $2.5 billion...........................................     .55%

    For the period ended September 30, 2007, the Adviser waived approximately $6,200 of its advisory fees and assumed approximately $32,000 of the Fund's other expenses. The Adviser has agreed to waive all expenses in excess of 1.20% of Class A average daily net assets, 1.95% of Class B average daily net assets, 1.95% of Class C average daily net assets,

VAN KAMPEN CORE EQUITY FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

..95% of Class I average daily net assets, and 1.45% of Class R average daily net assets. This waiver is voluntary and can be discontinued at any time.

    For the period ended September 30, 2007, the Fund recognized expenses of approximately $500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

    Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the period ended September 30, 2007, the Fund recognized expenses of approximately $4,700 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Professional Fees" on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Accounting and Administrative Expenses" on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the period ended September 30, 2007, the Fund recognized expenses of approximately $2,200 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. There were no investments in such funds at September 30, 2007. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the period ended September 30, 2007, Van Kampen, as Distributor for the Fund, did not receive any commissions on sales of the Fund's Class A Shares nor contingent deferred sales charges (CDSC) on redeemed shares. Sales charges do not represent expenses of the Fund.

    At September 30, 2007, Morgan Stanley Investment Management Inc., an affiliate of the Adviser, owned 10,000 shares of Class A, 10,000 shares of Class B, 10,000 shares of Class C, 960,000 shares of Class I, and 10,000 shares of Class R.

VAN KAMPEN CORE EQUITY FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

3. CAPITAL TRANSACTIONS

For the period ended September 30, 2007, transactions were as follows:

                                                               SHARES         VALUE
Sales:
  Class A...................................................     13,141    $   131,631
  Class B...................................................     10,000        100,000
  Class C...................................................     10,285        103,000
  Class I...................................................    961,202      9,612,000
  Class R...................................................     10,000        100,000
                                                              ---------    -----------
Total Sales.................................................  1,004,628    $10,046,631
                                                              =========    ===========

4. REDEMPTION FEE

The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the period ended September 30, 2007, the Fund did not receive any redemption fees.

5. INVESTMENT IN UNDERLYING AFFILIATED FUNDS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments were $10,153,317 and $318,218, respectively.

6. DISTRIBUTION AND SERVICE PLANS

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

    The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $0 for both Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

7. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

VAN KAMPEN CORE EQUITY FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

8. ACCOUNTING PRONOUNCEMENT

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

VAN KAMPEN CORE EQUITY FUND

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

DENNIS SHEA
Vice President

J. DAVID GERMANY
Vice President

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

STUART N. SCHULDT
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
522 Fifth Avenue
New York, New York 10036

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
One Parkview Plaza - Suite 100
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

  Van Kampen Core Equity Fund

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen Core Equity Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

                                                           (continued on back)

  Van Kampen Core Equity Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                         Van Kampen Funds Inc.
                                                  1 Parkview Plaza - Suite 100
                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                                             www.vankampen.com

                                       Copyright (C)2007 Van Kampen Funds Inc.
                                       All rights reserved. Member FINRA/SIPC.

                                                       143, 243, 343, 643, 543
                                                                  CEFSAN 11/07
    (VAN KAMPEN INVESTMENTS LOGO)                           IU07-04703P-Y09/07

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Disciplined Small Cap Value Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of September 30, 2007.

       THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A CLASS A, B, AND C SHARE OR CLASS I SHARE PROSPECTUS FOR THE FUND BEING OFFERED. THE PROSPECTUSES CONTAIN INFORMATION ABOUT THE FUND, INCLUDING THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. TO OBTAIN AN ADDITIONAL PROSPECTUS CONTACT YOUR FINANCIAL ADVISOR OR DOWNLOAD ONE AT VANKAMPEN.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND, THEREFORE, THE VALUE OF THE FUND SHARES MAY BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS FUND.

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 9/30/07

                            A SHARES              B SHARES              C SHARES          I SHARES
                          since 3/30/07         since 3/30/07        since 3/30/07      since 3/30/07
-----------------------------------------------------------------------------------------------------
                                    W/MAX                 W/MAX                W/MAX
                          W/O       5.75%       W/O       5.00%       W/O      1.00%         W/O
AVERAGE ANNUAL           SALES      SALES      SALES      SALES      SALES     SALES        SALES
TOTAL RETURNS           CHARGES    CHARGE     CHARGES    CHARGE     CHARGES    CHARGE      CHARGES

Since Inception         -7.30%     -12.63%    -7.60%     -12.22%    -7.60%     -8.52%      -7.20%

10-year                    --          --        --          --        --         --          --

5-year                     --          --        --          --        --         --          --

1-year                     --          --        --          --        --         --          --

6-month                 -7.30      -12.63     -7.60      -12.22     -7.60      -8.52       -7.20
-----------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million and (iii) institutional clients with assets of at least $1 million. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. The fund's advisor has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursement, the fund's returns would have been lower.

The Russell 2000(R) Value Index measures the performance of those Russell 2000(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000(R) Index includes the 2,000 smallest companies in the Russell 3000(R) Index, which in turn consists of the 3,000 largest U.S. companies based on total market capitalization. The index is unmanaged and does not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Fund Report

FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2007

MARKET CONDITIONS

Domestic equities advanced amid an extremely challenging market environment during the six-month period ended September 30, 2007. Although stocks generally were in positive territory at the beginning of the reporting period, investors grew increasingly uneasy about the worsening state of the subprime mortgage market (which provides loans to less creditworthy borrowers), and feared the possibility of contagion into other areas of the market. Loan defaults and home foreclosures rose during the first half of the period, culminating in the bankruptcies at a number of mortgage lenders and contributing to the collapse of several hedge funds invested in subprime-backed securities from mid-June through mid-August. As a result, credit began tightening across the board, removing much of the low-cost liquidity that had helped support the leveraged buyout boom and stocks' robust gains for the past several years. In addition, consumers became more cautious on spending, as gasoline prices increased and the housing market continued to languish.

Investors began to reassess risk during the volatile months of July and August, which fueled a rotation out of the higher yielding segments of the bond market into the relative safety of Treasury bonds. Moreover, market volatility further extended a slide in the U.S. dollar relative to major currencies. In an effort to stabilize and inject some much-needed liquidity into the financial system, the Federal Reserve Board (the "Fed") lowered the discount rate (the rate at which member banks borrow from the central bank) on August 17, 2007. However, the markets still reflected investors' uncertainty about future economic growth, which was only exacerbated by the troubling economic data released in September. Employment rates fell for the first time in four years, retail sales weakened, consumer confidence declined and oil prices continued to rise, marking a new high during the month. In September, the Fed implemented a significant cut to the target federal funds rate, as well as lowered the discount rate again. In response to these actions by the Fed, equity prices reversed their slide to finish the period with upward momentum.

PERFORMANCE ANALYSIS

All share classes of Van Kampen Disciplined Small Cap Value Fund underperformed the Russell 2000(R) Value Index for the six months ended September 30, 2007, assuming no deduction of applicable sales charges.

TOTAL RETURNS FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2007

-----------------------------------------------------------------
                                                 RUSSELL
                                                 2000(R)
      CLASS A   CLASS B   CLASS C   CLASS I    VALUE INDEX

      -7.30%    -7.60%    -7.60%    -7.20%       -4.10
-----------------------------------------------------------------

The performance for the four share classes varies because each has different expenses. The Fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

The Fund selects securities by identifying companies with attractive measures such as valuation (including price relative to trailing earnings), operating (including change in shares outstanding), and momentum (including growth rate in twelve-month price) factors. We use history as a guide to the future -- historical testing is an essential part of our research process. The models are designed to favor long-term trends and be less reactive to short-term fluctuations. Based on historical tests of the models, short-term declines, including those due to industry-specific pressures, are expected.

Information technology was the largest negative contributing sector to relative performance for the reporting period due to an underweight allocation in which the Fund held a number of weak performing holdings. Security selection was the primary detractor to relative performance overall, particularly within the financials sector. Relative returns in that sector were impacted by the continued pressure on securities of subprime lenders within the financials sector's real estate industry group. However, the negative effect on performance was somewhat mitigated by the fact that the Fund had an underweight allocation to the financials sector, with exposure to the real estate industry group approximately one-third that of the benchmark. Security selection in the materials sector also hurt relative returns, largely offsetting the positive impact from an overweight position.

Despite these detractors, some individual factors did contribute positively to the Fund's relative performance for the period. Among some of the factors we evaluate in our investment process, two in particular helped relative returns. We use the trailing earnings yield as one of our valuation metrics, and securities exhibiting attractive trailing earnings performed well during the period. With the recent turbulence in the market, companies with more attractive trailing earnings provided somewhat of a "safety net" to investors who were cautious about the companies' future expected earnings. Additionally, our emphasis on stocks with attractive long-term price momentum (measured over a 12-month history) served the Fund well. Stocks with good long-term price momentum benefited in the recent market environment, one in which market participants tended to react strongly to news, creating short-term price volatility.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

TOP TEN HOLDINGS AS OF 9/30/07
WR Grace & Co.                                                     1.1%
Westar Energy, Inc.                                                1.0
Zenith National Insurance Corp.                                    1.0
Chittenden Corp.                                                   1.0
Genco Shipping & Trading, Ltd.                                     1.0
Delphi Financial Group                                             1.0
WGL Holdings, Inc.                                                 1.0
Deluxe Corp.                                                       1.0
Phoenix Cos, Inc./The                                              1.0
Sensient Technologies Corp.                                        0.9

SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF 9/30/07
Property & Casualty Insurance                                      6.7%
Regional Banks                                                     5.2
Specialty Chemicals                                                4.2
Broadcasting & Cable TV                                            3.7
Life & Health Insurance                                            3.6
Auto Parts & Equipment                                             2.7
Gas Utilities                                                      2.7
Industrial Machinery                                               2.7
Steel                                                              2.6
Thrifts & Mortgage Finance                                         2.4
Integrated Telecommunication Services                              2.3
Publishing                                                         2.3
Electric Utilities                                                 2.0
Apparel, Accessories & Luxury Goods                                2.0
Personal Products                                                  1.9
Electrical Components & Equipment                                  1.8
Home Furnishings                                                   1.8
Semiconductor Equipment                                            1.8
Health Care Equipment                                              1.7
Leisure Products                                                   1.6
Diversified Commercial & Professional Services                     1.6
Mortgage REIT's                                                    1.6
Technology Distributors                                            1.6
Tobacco                                                            1.6
Commercial Printing                                                1.5
Metal & Glass Containers                                           1.5
Internet Software & Services                                       1.4
Automotive Retail                                                  1.4
Office Services & Supplies                                         1.4
Packaged Foods & Meats                                             1.3
Oil & Gas Equipment & Services                                     1.1
Marine                                                             1.0
Multi-Utilities                                                    0.9
Specialty Stores                                                   0.9
Diversified Chemicals                                              0.9
Industrial Conglomerates                                           0.9
Construction Materials                                             0.9
Specialized Consumer Services                                      0.9
Diversified Metals & Mining                                        0.9
Paper Packaging                                                    0.9

                                              (continued on next page)

SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF 9/30/07
(continued from previous page)
Oil & Gas Exploration & Production                                 0.9
Specialized Finance                                                0.8
Alternative Carriers                                               0.8
Housewares & Specialties                                           0.8
Specialized REIT's                                                 0.8
Airlines                                                           0.8
Investment Banking & Brokerage                                     0.8
Consumer Finance                                                   0.8
Paper Products                                                     0.8
IT Consulting & Other Services                                     0.8
Footwear                                                           0.8
Multi-Line Insurance                                               0.8
Health Care Services                                               0.8
Air Freight & Logistics                                            0.8
Reinsurance                                                        0.7
Diversified Banks                                                  0.7
Restaurants                                                        0.7
Building Products                                                  0.7
Communications Equipment                                           0.7
Environmental & Facilities Services                                0.7
Internet Retail                                                    0.6
Household Appliances                                               0.5
Asset Management & Custody Banks                                   0.4
Human Resource & Employment Services                               0.3
Life Sciences Tools & Services                                     0.3
Oil & Gas Drilling                                                 0.3
Aerospace & Defense                                                0.3
Food Retail                                                        0.3
Trading Companies & Distributors                                   0.3
Tires & Rubber                                                     0.2
Coal & Consumable Fuels                                            0.2
Food Distributors                                                  0.1
Construction & Farm Machinery & Heavy Trucks                       0.0*
Homebuilding                                                       0.0*
Department Stores                                                  0.0*
Agricultural Products                                              0.0*
Pharmaceuticals                                                    0.0*
                                                                ------
Total Long-Term Investments                                       99.2
Total Repurchase Agreements                                        1.4
                                                                ------
Total Investments                                                100.6
Liabilities in Excess of Other Assets                             (0.6)
                                                                ------
Net Assets                                                       100.0%

*   Amount is less than 0.1%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

HOUSEHOLDING NOTICE

       To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/07 - 9/30/07.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

                                                  BEGINNING         ENDING        EXPENSES PAID
                                                ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*
                                                ------------------------------------------------
                                                   4/1/07           9/30/07       4/1/07-9/30/07
Class A
  Actual......................................    $1,000.00        $  927.00          $ 6.79
  Hypothetical................................     1,000.00         1,018.00            7.11
  (5% annual return before expenses)
Class B
  Actual......................................     1,000.00           924.00           10.39
  Hypothetical................................     1,000.00         1,014.25           10.88
  (5% annual return before expenses)
Class C
  Actual......................................     1,000.00           924.00           10.39
  Hypothetical................................     1,000.00         1,014.25           10.88
  (5% annual return before expenses)
Class I
  Actual......................................     1,000.00           928.00            5.59
  Hypothetical................................     1,000.00         1,019.25            5.86
  (5% annual return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.41%, 2.16%, 2.16% and 1.16% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). These ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.

Investment Advisory Agreement Approval

The Investment Company Act of 1940 requires that the investment advisory agreement between the Fund and its investment adviser be approved both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At a meeting held on December 13, 2006, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, relating to the investment advisory agreement review process. The Board also considered information received about the model portfolio, the investment strategy, portfolio management team and projected fees and expenses of the Fund.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services to be provided by the investment adviser, the projected fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's projected expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are to be shared with the Fund's shareholders, and the propriety of breakpoints in the Fund's investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus projected assets of the Fund. The Board of Trustees also reviewed the potential benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates may derive from their relationship with the Fund. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services to be Provided. The Board of Trustees considered the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions anticipated to be servicing the Fund. The trustees discussed with the investment adviser the resources available in managing the Fund. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discussed certain other services which are to be provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services to be provided by the investment adviser support its decision to approve the investment advisory agreement.

Projected Fees and Expenses of the Fund. The Board of Trustees reviewed the projected fees and expenses of the Fund compared to its peers. The trustees discussed with the investment adviser the performance goals in managing the Fund. When considering a fund's performance, the trustees and the investment adviser discussed emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance). The trustees discussed with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees reviewed not only the advisory fees but other projected fees and expenses (whether payable to the adviser, its affiliates or others) and the Fund's overall projected expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the projected fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the trustees expect to review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. In connection with the Fund, the trustees discussed with the investment adviser its projected revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's projected expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. The Board of Trustees considered the projected size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. The trustees discussed with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. The Board of Trustees considered other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The trustees reviewed with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

VAN KAMPEN DISCIPLINED SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 (UNAUDITED)

                                                              NUMBER OF
DESCRIPTION                                                    SHARES       VALUE
------------------------------------------------------------------------------------
COMMON STOCKS  99.2%
AEROSPACE & DEFENSE  0.3%
DynCorp International, Inc., Class A (a)....................      617     $   14,259
                                                                          ----------

AGRICULTURAL PRODUCTS  0.0%
Fresh Del Monte Produce, Inc. (Cayman Islands)..............       10            287
                                                                          ----------

AIR FREIGHT & LOGISTICS  0.8%
Atlas Air Worldwide Holdings, Inc. (a)......................      768         39,652
                                                                          ----------

AIRLINES  0.8%
ExpressJet Holdings, Inc. (a)...............................    2,162          6,681
Republic Airways Holdings, Inc. (a).........................      889         18,820
SkyWest, Inc. ..............................................      637         16,033
                                                                          ----------
                                                                              41,534
                                                                          ----------
ALTERNATIVE CARRIERS  0.8%
Premiere Global Services, Inc. (a)..........................    3,392         42,909
                                                                          ----------

APPAREL, ACCESSORIES & LUXURY GOODS  2.0%
Maidenform Brands, Inc. (a).................................    2,157         34,253
Perry Ellis International, Inc. (a).........................    1,370         37,963
Phillips-Van Heusen Corp. ..................................      646         33,902
                                                                          ----------
                                                                             106,118
                                                                          ----------
ASSET MANAGEMENT & CUSTODY BANKS  0.4%
GAMCO Investors, Inc., Class A..............................      370         20,276
MCG Capital Corp. ..........................................       46            662
                                                                          ----------
                                                                              20,938
                                                                          ----------
AUTO PARTS & EQUIPMENT  2.7%
American Axle & Manufacturing Holdings, Inc. ...............    1,774         44,793
ArvinMeritor, Inc. .........................................    2,413         40,587
Lear Corp. (a)..............................................      565         18,136
Modine Manufacturing Co. ...................................    1,451         38,626
                                                                          ----------
                                                                             142,142
                                                                          ----------
AUTOMOTIVE RETAIL  1.4%
Asbury Automotive Group, Inc. ..............................    1,658         32,845
Pep Boys-Manny, Moe, & Jack/The.............................       35            491
Sonic Automotive, Inc., Class A.............................    1,590         38,065
                                                                          ----------
                                                                              71,401
                                                                          ----------
BROADCASTING & CABLE TV  3.7%
Charter Communications, Inc., Class A (a)...................   14,153         36,515
Citadel Broadcasting Corp. .................................    5,573         23,184
Cox Radio, Inc., Class A (a)................................    2,930         38,236
Entercom Communications Corp. ..............................    1,917         37,056
Entravision Communications Corp., Class A (a)...............    1,997         18,412
Gray Television, Inc. ......................................    1,343         11,402

See Notes to Financial Statements                                             13

VAN KAMPEN DISCIPLINED SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

                                                              NUMBER OF
DESCRIPTION                                                    SHARES       VALUE
------------------------------------------------------------------------------------
BROADCASTING & CABLE TV (CONTINUED)
Radio One, Inc., Class D (a)................................    4,201     $   15,670
Westwood One, Inc. .........................................    5,894         16,208
                                                                          ----------
                                                                             196,683
                                                                          ----------
BUILDING PRODUCTS  0.7%
Goodman Global, Inc. (a)....................................    1,612         38,495
                                                                          ----------

COAL & CONSUMABLE FUELS  0.2%
USEC, Inc. (a)..............................................      852          8,733
                                                                          ----------

COMMERCIAL PRINTING  1.5%
Deluxe Corp. ...............................................    1,368         50,397
Ennis, Inc. ................................................    1,399         30,834
                                                                          ----------
                                                                              81,231
                                                                          ----------
COMMUNICATIONS EQUIPMENT  0.7%
Loral Space & Communications, Inc. (a)......................      941         37,405
                                                                          ----------

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS  0.0%
Cascade Corp. ..............................................       40          2,607
                                                                          ----------

CONSTRUCTION MATERIALS  0.9%
Texas Industries, Inc. .....................................      590         46,315
                                                                          ----------

CONSUMER FINANCE  0.8%
Advanta Corp., Class B......................................    1,473         40,390
                                                                          ----------

DEPARTMENT STORES  0.0%
Bon-Ton Stores, Inc./The....................................       29            659
                                                                          ----------

DIVERSIFIED BANKS  0.7%
Banco Latinoamericano de Exportaciones SA, Class E
  (Panama)..................................................    2,164         39,342
                                                                          ----------

DIVERSIFIED CHEMICALS  0.9%
Hercules, Inc. .............................................    2,249         47,274
                                                                          ----------

DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES  1.6%
Cornell Cos, Inc. (a).......................................    1,864         43,897
Pike Electric Corp. (a).....................................       39            732
Viad Corp. .................................................    1,148         41,328
                                                                          ----------
                                                                              85,957
                                                                          ----------
DIVERSIFIED METALS & MINING  0.9%
Compass Minerals International, Inc. .......................    1,333         45,375
                                                                          ----------

 14                                            See Notes to Financial Statements

VAN KAMPEN DISCIPLINED SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

                                                              NUMBER OF
DESCRIPTION                                                    SHARES       VALUE
------------------------------------------------------------------------------------
ELECTRIC UTILITIES  2.0%
Central Vermont Public Service Corp. .......................      209     $    7,637
Unisource Energy Corp. .....................................    1,489         44,506
Westar Energy, Inc. ........................................    2,216         54,425
                                                                          ----------
                                                                             106,568
                                                                          ----------
ELECTRICAL COMPONENTS & EQUIPMENT  1.8%
Acuity Brands, Inc. ........................................      733         37,002
Belden, Inc. ...............................................      728         34,150
GrafTech International, Ltd. (a)............................    1,287         22,960
                                                                          ----------
                                                                              94,112
                                                                          ----------
ENVIRONMENTAL & FACILITIES SERVICES  0.7%
ABM Industries, Inc. .......................................    1,854         37,043
                                                                          ----------

FOOD DISTRIBUTORS  0.1%
Nash Finch Co. .............................................      152          6,054
                                                                          ----------

FOOD RETAIL  0.3%
Ingles Markets, Inc., Class A...............................      187          5,359
Village Super Market, Class A...............................      155          8,060
                                                                          ----------
                                                                              13,419
                                                                          ----------
FOOTWEAR  0.8%
Deckers Outdoor Corp. (a)...................................      364         39,967
                                                                          ----------

GAS UTILITIES  2.7%
Northwest Natural Gas Co. ..................................      999         45,654
South Jersey Industries, Inc. ..............................    1,307         45,484
WGL Holdings, Inc. .........................................    1,494         50,632
                                                                          ----------
                                                                             141,770
                                                                          ----------
HEALTH CARE EQUIPMENT  1.7%
Conmed Corp. (a)............................................    1,475         41,285
HealthTronics, Inc. (a).....................................      671          3,422
STERIS Corp. ...............................................    1,576         43,072
                                                                          ----------
                                                                              87,779
                                                                          ----------
HEALTH CARE SERVICES  0.8%
Apria Healthcare Group, Inc. (a)............................    1,529         39,769
                                                                          ----------

HOME FURNISHINGS  1.8%
Furniture Brands International, Inc. .......................    3,333         33,797
Hooker Furniture Corp. .....................................    1,346         26,947
Kimball International, Inc., Class B........................    2,822         32,114
                                                                          ----------
                                                                              92,858
                                                                          ----------
HOMEBUILDING  0.0%
Meritage Homes Corp. (a)....................................      166          2,344
                                                                          ----------

HOUSEHOLD APPLIANCES  0.5%
Blount International, Inc. (a)..............................    2,236         25,401
                                                                          ----------

See Notes to Financial Statements                                             15

VAN KAMPEN DISCIPLINED SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

                                                              NUMBER OF
DESCRIPTION                                                    SHARES       VALUE
------------------------------------------------------------------------------------
HOUSEWARES & SPECIALTIES  0.8%
American Greetings Corp., Class A...........................    1,142     $   30,149
Jarden Corp. (a)............................................      319          9,870
Tupperware Brands Corp. ....................................       85          2,676
                                                                          ----------
                                                                              42,695
                                                                          ----------
HUMAN RESOURCE & EMPLOYMENT SERVICES  0.3%
Heidrick & Struggles International, Inc. ...................      422         15,382
                                                                          ----------

INDUSTRIAL CONGLOMERATES  0.9%
Sequa Corp., Class A (a)....................................      281         46,584
                                                                          ----------

INDUSTRIAL MACHINERY  2.7%
Briggs & Stratton Corp. ....................................    1,664         41,899
Chart Industries, Inc. (a)..................................    1,407         45,249
EnPro Industries, Inc. (a)..................................      107          4,344
Lydall, Inc. (a)............................................      688          6,385
Robbins & Myers, Inc. ......................................      740         42,395
                                                                          ----------
                                                                             140,272
                                                                          ----------
INTEGRATED TELECOMMUNICATION SERVICES  2.3%
Cincinnati Bell, Inc. (a)...................................    5,479         27,066
Consolidated Communications Holdings, Inc. .................    2,012         39,455
Golden Telecom, Inc. (a)....................................      231         18,593
Iowa Telecommunications Services, Inc. .....................    1,863         36,981
                                                                          ----------
                                                                             122,095
                                                                          ----------
INTERNET RETAIL  0.6%
FTD Group, Inc. ............................................    2,216         32,974
                                                                          ----------

INTERNET SOFTWARE & SERVICES  1.4%
Infospace, Inc. ............................................    1,914         33,610
United Online, Inc. ........................................    2,773         41,623
                                                                          ----------
                                                                              75,233
                                                                          ----------
INVESTMENT BANKING & BROKERAGE  0.8%
Evercore Partners, Inc., Class A............................      265          6,967
SWS Group, Inc. ............................................    1,941         34,336
                                                                          ----------
                                                                              41,303
                                                                          ----------
IT CONSULTING & OTHER SERVICES  0.8%
CIBER, Inc. (a).............................................    5,126         40,034
                                                                          ----------

LEISURE PRODUCTS  1.6%
Arctic Cat, Inc. ...........................................      246          4,024
Jakks Pacific, Inc. (a).....................................    1,729         46,182
Polaris Industries, Inc. ...................................      821         35,812
                                                                          ----------
                                                                              86,018
                                                                          ----------
LIFE & HEALTH INSURANCE  3.6%
American Equity Investment Life Holding Co. ................    1,906         20,299
Delphi Financial Group......................................    1,254         50,686
FBL Financial Group, Inc., Class A..........................    1,047         41,346

 16                                            See Notes to Financial Statements

VAN KAMPEN DISCIPLINED SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

                                                              NUMBER OF
DESCRIPTION                                                    SHARES       VALUE
------------------------------------------------------------------------------------
LIFE & HEALTH INSURANCE (CONTINUED)
Phoenix Cos, Inc./The.......................................    3,555     $   50,161
Presidential Life Corp. ....................................    1,507         25,559
                                                                          ----------
                                                                             188,051
                                                                          ----------
LIFE SCIENCES TOOLS & SERVICES  0.3%
PharmaNet Development Group, Inc. (a).......................      528         15,328
                                                                          ----------

MARINE  1.0%
Genco Shipping & Trading, Ltd. (Marshall Islands)...........      785         51,441
                                                                          ----------

METAL & GLASS CONTAINERS  1.5%
Greif, Inc., Class A........................................      629         38,168
Silgan Holdings, Inc. ......................................      790         42,462
                                                                          ----------
                                                                              80,630
                                                                          ----------
MORTGAGE REIT'S  1.6%
American Home Mortgage Investment Corp. ....................    1,917            690
Anworth Mortgage Asset Corp. ...............................    4,922         26,530
Crystal River Capital, Inc. ................................      213          3,580
Deerfield Triarc Capital Corp. .............................    4,237         38,345
IMPAC Mortgage Holdings, Inc. ..............................    9,968         15,351
                                                                          ----------
                                                                              84,496
                                                                          ----------
MULTI-LINE INSURANCE  0.8%
Horace Mann Educators Corp. ................................    2,019         39,794
                                                                          ----------

MULTI-UTILITIES  0.9%
Black Hills Corp. ..........................................    1,185         48,609
                                                                          ----------

OFFICE SERVICES & SUPPLIES  1.4%
IKON Office Solutions, Inc. ................................    3,447         44,294
United Stationers, Inc. (a).................................      481         26,705
                                                                          ----------
                                                                              70,999
                                                                          ----------
OIL & GAS DRILLING  0.3%
Grey Wolf, Inc. (a).........................................    2,290         14,999
                                                                          ----------

OIL & GAS EQUIPMENT & SERVICES  1.1%
Oil States International, Inc. (a)..........................    1,019         49,218
Trico Marine Services, Inc. (a).............................      214          6,377
                                                                          ----------
                                                                              55,595
                                                                          ----------
OIL & GAS EXPLORATION & PRODUCTION  0.9%
EXCO Resources, Inc. (a)....................................    2,721         45,005
                                                                          ----------

PACKAGED FOODS & MEATS  1.3%
Chiquita Brands International, Inc. (a).....................    2,130         33,718
Seaboard Corp. .............................................       18         35,280
                                                                          ----------
                                                                              68,998
                                                                          ----------
PAPER PACKAGING  0.9%
Rock-Tenn Co., Class A......................................    1,566         45,257
                                                                          ----------

See Notes to Financial Statements                                             17

VAN KAMPEN DISCIPLINED SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

                                                              NUMBER OF
DESCRIPTION                                                    SHARES       VALUE
------------------------------------------------------------------------------------
PAPER PRODUCTS  0.8%
Buckeye Technologies, Inc. (a)..............................    2,647     $   40,076
                                                                          ----------

PERSONAL PRODUCTS  1.9%
Elizabeth Arden, Inc. (a)...................................    1,668         44,969
NBTY, Inc. (a)..............................................      118          4,791
Playtex Products, Inc. (a)..................................      756         13,820
Prestige Brands Holdings, Inc. (a)..........................    3,397         37,299
                                                                          ----------
                                                                             100,879
                                                                          ----------
PHARMACEUTICALS  0.0%
ViroPharma, Inc. (a)........................................        9             80
                                                                          ----------

PROPERTY & CASUALTY INSURANCE  6.7%
Argo Group International Holdings, Ltd. (Bermuda) (a).......      590         25,671
Aspen Insurance Holdings, Ltd. (Bermuda)....................    1,358         37,902
Baldwin & Lyons, Inc., Class B..............................      329          8,985
Commerce Group, Inc. .......................................    1,564         46,091
Infinity Property & Casualty Corp. .........................      981         39,456
LandAmerica Financial Group, Inc. ..........................      602         23,466
Midland Co./The.............................................      749         41,165
PMA Capital Corp., Class A (a)..............................    2,329         22,126
ProCentury Corp. ...........................................      353          5,164
RLI Corp. ..................................................      613         34,769
United America Indemnity, Ltd., Class A (Cayman Islands)
  (a).......................................................      685         14,734
Zenith National Insurance Corp. ............................    1,153         51,758
                                                                          ----------
                                                                             351,287
                                                                          ----------
PUBLISHING  2.3%
Belo Corp., Class A.........................................    1,476         25,623
Journal Communications, Inc., Class A.......................    3,404         32,270
Lee Enterprises, Inc. ......................................      578          9,000
PRIMEDIA, Inc. .............................................      771         10,825
Scholastic Corp. (a)........................................    1,257         43,819
                                                                          ----------
                                                                             121,537
                                                                          ----------
REGIONAL BANKS  5.2%
BancFirst Corp. ............................................      669         30,018
Chittenden Corp. ...........................................    1,467         51,580
Columbia Bancorp............................................      450          8,914
First Regional Bancorp (a)..................................    1,343         32,944
FNB Corp. ..................................................      363         10,923
Shore Bancshares, Inc. .....................................      303          7,314
Sterling Financial Corp. (a)................................    2,474         42,429
SVB Financial Group (a).....................................      953         45,134
UMB Financial Corp. ........................................    1,075         46,075
                                                                          ----------
                                                                             275,331
                                                                          ----------
REINSURANCE  0.7%
IPC Holdings, Ltd. (Bermuda)................................      179          5,164
Max Capital Group, Ltd. (Bermuda)...........................      259          7,262

 18                                            See Notes to Financial Statements

VAN KAMPEN DISCIPLINED SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

                                                              NUMBER OF
DESCRIPTION                                                    SHARES       VALUE
------------------------------------------------------------------------------------
REINSURANCE (CONTINUED)
Odyssey Re Holdings Corp. ..................................       24     $      891
Platinum Underwriters Holdings, Ltd. (Bermuda)..............      728         26,179
                                                                          ----------
                                                                              39,496
                                                                          ----------
RESTAURANTS  0.7%
CBRL Group, Inc. ...........................................      340         13,872
Domino's Pizza, Inc. .......................................      831         13,786
Jack in the Box, Inc. (a)...................................      172         11,153
                                                                          ----------
                                                                              38,811
                                                                          ----------
SEMICONDUCTOR EQUIPMENT  1.8%
Axcelis Technologies, Inc. (a)..............................    3,357         17,154
Entegris, Inc. (a)..........................................    4,863         42,211
Kulicke & Soffa Industries, Inc. (a)........................    3,872         32,835
                                                                          ----------
                                                                              92,200
                                                                          ----------
SPECIALIZED CONSUMER SERVICES  0.9%
Regis Corp. ................................................    1,449         46,238
                                                                          ----------

SPECIALIZED FINANCE  0.8%
Primus Guaranty, Ltd. (Bermuda) (a).........................    4,095         43,079
                                                                          ----------

SPECIALIZED REIT'S  0.8%
National Health Investors, Inc. ............................    1,375         42,501
                                                                          ----------

SPECIALTY CHEMICALS  4.2%
Innospec, Inc. .............................................    1,591         36,243
Minerals Technologies, Inc. ................................      692         46,364
Rockwood Holdings, Inc. (a).................................      886         31,745
Sensient Technologies Corp. ................................    1,718         49,599
WR Grace & Co. (a)..........................................    2,089         56,111
                                                                          ----------
                                                                             220,062
                                                                          ----------
SPECIALTY STORES  0.9%
Blockbuster, Inc., Class A (a)..............................      123            660
Jo-Ann Stores, Inc. (a).....................................      186          3,925
Zale Corp. (a)..............................................    1,849         42,786
                                                                          ----------
                                                                              47,371
                                                                          ----------
STEEL  2.6%
Metal Management, Inc. .....................................      510         27,642
Olympic Steel, Inc. ........................................    1,451         39,409
Quanex Corp. ...............................................      604         28,376
Ryerson, Inc. ..............................................    1,281         43,221
                                                                          ----------
                                                                             138,648
                                                                          ----------
TECHNOLOGY DISTRIBUTORS  1.6%
Agilysys, Inc. .............................................    2,379         40,205
Anixter International, Inc. (a).............................      513         42,297
                                                                          ----------
                                                                              82,502
                                                                          ----------

See Notes to Financial Statements                                             19

VAN KAMPEN DISCIPLINED SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

                                                              NUMBER OF
DESCRIPTION                                                    SHARES       VALUE
------------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE  2.4%
Corus Bankshares, Inc. .....................................      438     $    5,703
Federal Agricultural Mortgage Corp., Class C................    1,200         35,232
FirstFed Financial Corp. (a)................................      869         43,059
Triad Guaranty, Inc. (a)....................................    2,271         43,081
                                                                          ----------
                                                                             127,075
                                                                          ----------
TIRES & RUBBER  0.2%
Cooper Tire & Rubber Co. ...................................      361          8,808
                                                                          ----------

TOBACCO  1.6%
Universal Corp. ............................................      870         42,587
Vector Group, Ltd. .........................................    1,742         39,037
                                                                          ----------
                                                                              81,624
                                                                          ----------
TRADING COMPANIES & DISTRIBUTORS  0.3%
UAP Holding Corp. ..........................................      425         13,328
                                                                          ----------

TOTAL LONG-TERM INVESTMENTS  99.2%
  (Cost $5,633,746)....................................................    5,199,515

REPURCHASE AGREEMENTS  1.4%
Banc of America Securities ($23,668 par collateralized by
  U.S. Government obligations in a pooled cash account,
  interest rate of 5.10%, dated 09/28/07, to be sold on
  10/01/07 at $23,678)......................................                  23,668
Citigroup Global Markets, Inc. ($21,038 par collateralized
  by U.S. Government obligations in a pooled cash account,
  interest rate of 4.90%, dated 09/28/07, to be sold on
  10/01/07 at $21,046)......................................                  21,038
State Street Bank & Trust Co. ($27,294 par collateralized by
  U.S. Government obligations in a pooled cash account,
  interest rate of 4.55%, dated 09/28/07, to be sold on
  10/01/07 at $27,305)......................................                  27,294
                                                                          ----------

TOTAL REPURCHASE AGREEMENTS
  (Cost $72,000).......................................................       72,000
                                                                          ----------

TOTAL INVESTMENTS  100.6%
  (Cost $5,705,746)....................................................    5,271,515

LIABILITIES IN EXCESS OF OTHER ASSETS  (0.6%)..........................      (31,131)
                                                                          ----------
NET ASSETS 100.0%......................................................   $5,240,384
                                                                          ==========

Percentages are calculated as a percentage of net assets.

(a) Non-income producing security as this stock currently does not declare income dividends.

 20                                            See Notes to Financial Statements

VAN KAMPEN DISCIPLINED SMALL CAP VALUE FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
September 30, 2007 (Unaudited)

ASSETS:
Total Investments (Cost $5,705,746).........................  $5,271,515
Cash........................................................         318
Receivables:
  Expense Reimbursement from Adviser........................      25,282
  Fund Shares Sold..........................................       7,571
  Dividends.................................................       7,113
  Investments Sold..........................................       2,023
  Interest..................................................          29
Unamortized Offering Costs..................................      61,643
Other.......................................................       1,889
                                                              ----------
    Total Assets............................................   5,377,383
                                                              ----------
LIABILITIES:
Payables:
  Offering Costs............................................      44,324
  Distributor and Affiliates................................      28,617
Trustees' Deferred Compensation and Retirement Plans........       7,197
Accrued Expenses............................................      56,861
                                                              ----------
    Total Liabilities.......................................     136,999
                                                              ----------
NET ASSETS..................................................  $5,240,384
                                                              ==========
NET ASSETS CONSIST OF:
Capital (Par value of $0.01 per share with an unlimited
  number of shares authorized)..............................  $5,665,354
Accumulated Undistributed Net Investment Income.............      32,692
Accumulated Net Realized Loss...............................     (23,431)
Net Unrealized Depreciation.................................    (434,231)
                                                              ----------
NET ASSETS..................................................  $5,240,384
                                                              ==========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $1,710,561 and 184,467 shares of
    beneficial interest issued and outstanding).............  $     9.27
    Maximum sales charge (5.75%* of offering price).........        0.57
                                                              ----------
    Maximum offering price to public........................  $     9.84
                                                              ==========
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $1,192,282 and 129,063 shares of
    beneficial interest issued and outstanding).............  $     9.24
                                                              ==========
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $1,177,003 and 127,408 shares of
    beneficial interest issued and outstanding).............  $     9.24
                                                              ==========
  Class I Shares:
    Net asset value and offering price per share (Based on
    net assets of $1,160,538 and 125,000 shares of
    beneficial interest issued and outstanding).............  $     9.28
                                                              ==========

*   On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements                                             21

VAN KAMPEN DISCIPLINED SMALL CAP VALUE FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended September 30, 2007 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $42).........  $  70,744
Interest....................................................      5,450
                                                              ---------
    Total Income............................................     76,194
                                                              ---------
EXPENSES:
Investment Advisory Fee.....................................     23,930
Offering Costs..............................................     62,672
Professional Fees...........................................     33,827
Transfer Agent Fees.........................................     21,563
Accounting and Administrative Expenses......................     20,510
Reports to Shareholders.....................................     18,934
Trustees' Fees and Related Expenses.........................     18,543
Distribution (12b-1) and Service Fees
  Class A...................................................      1,991
  Class B...................................................      6,248
  Class C...................................................      6,212
Custody.....................................................      9,515
Registration Fees...........................................      9,411
Other.......................................................     14,614
                                                              ---------
    Total Expenses..........................................    247,970
    Expense Reduction ($23,930 Investment Advisory Fee and
      $178,646 Other).......................................    202,576
    Less Credits Earned on Cash Balances....................        100
                                                              ---------
    Net Expenses............................................     45,294
                                                              ---------
NET INVESTMENT INCOME.......................................  $  30,900
                                                              =========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $ (23,431)
                                                              ---------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    (20,751)
  End of the Period.........................................   (434,231)
                                                              ---------
Net Unrealized Depreciation During the Period...............   (413,480)
                                                              ---------
NET REALIZED AND UNREALIZED LOSS............................  $(436,911)
                                                              =========
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(406,011)
                                                              =========

 22                                            See Notes to Financial Statements

VAN KAMPEN DISCIPLINED SMALL CAP VALUE FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                                             FOR THE PERIOD
                                                                             MARCH 30, 2007
                                                           FOR THE          (COMMENCEMENT OF
                                                       SIX MONTHS ENDED      OPERATIONS) TO
                                                      SEPTEMBER 30, 2007     MARCH 31, 2007
                                                      --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...............................      $   30,900           $    1,107
Net Realized Loss...................................         (23,431)            -0-
Net Unrealized Depreciation During the Period.......        (413,480)             (20,751)
                                                          ----------           ----------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES........................................        (406,011)             (19,644)
                                                          ----------           ----------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...........................         687,776            5,000,000
Cost of Shares Repurchased..........................         (21,737)            -0-
                                                          ----------           ----------
NET CHANGE IN NET ASSETS FROM
  CAPITAL TRANSACTIONS..............................         666,039            5,000,000
                                                          ----------           ----------
TOTAL INCREASE IN NET ASSETS........................         260,028            4,980,356
NET ASSETS:
Beginning of the Period.............................       4,980,356             -0-
                                                          ----------           ----------
End of the Period (Including accumulated
  undistributed net investment income of $32,692 and
  $1,792, respectively).............................      $5,240,384           $4,980,356
                                                          ==========           ==========

See Notes to Financial Statements                                             23

VAN KAMPEN DISCIPLINED SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                            MARCH 30, 2007
                                                        SIX MONTHS ENDED   (COMMENCEMENT OF
CLASS A SHARES                                           SEPTEMBER 30,      OPERATIONS) TO
                                                              2007          MARCH 31, 2007
                                                        -----------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...............      $ 9.96            $ 10.00
                                                             ------            -------
  Net Investment Income (a)............................         .07                -0-(c)
  Net Realized and Unrealized Loss.....................        (.76)              (.04)
                                                             ------            -------
Total from Investment Operations.......................        (.69)              (.04)
                                                             ------            -------
NET ASSET VALUE, END OF THE PERIOD.....................      $ 9.27            $  9.96
                                                             ======            =======

Total Return* (b)......................................      -7.30%**           -0.40%**
Net Assets at End of the Period (In millions)..........      $  1.7            $   1.2
Ratio of Expenses to Average Net Assets*...............       1.41%              1.16%
Ratio of Net Investment Income to Average Net
  Assets*..............................................       1.45%              4.06%
Portfolio Turnover.....................................         65%**               0%**
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets.............       9.03%             20.84%
   Ratio of Net Investment Loss to Average Net
     Assets............................................      (6.17%)           (15.62%)

**  Non-annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Amount is less than $.01 per share.

 24                                            See Notes to Financial Statements

VAN KAMPEN DISCIPLINED SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                            MARCH 30, 2007
                                                        SIX MONTHS ENDED   (COMMENCEMENT OF
CLASS B SHARES                                           SEPTEMBER 30,      OPERATIONS) TO
                                                              2007          MARCH 31, 2007
                                                        -----------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...............      $ 9.96            $ 10.00
                                                             ------            -------
  Net Investment Income (a)............................         .03                -0-(c)
  Net Realized and Unrealized Loss.....................        (.75)              (.04)
                                                             ------            -------
Total from Investment Operations.......................        (.72)              (.04)
                                                             ------            -------
NET ASSET VALUE, END OF THE PERIOD.....................      $ 9.24            $  9.96
                                                             ======            =======

Total Return* (b)......................................      -7.60%**           -0.40%**
Net Assets at End of the Period (In millions)..........      $  1.2            $   1.2
Ratio of Expenses to Average Net Assets*...............       2.16%              1.16%
Ratio of Net Investment Income to Average Net
  Assets*..............................................        .71%              4.06%
Portfolio Turnover.....................................         65%**               0%**
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets.............       9.89%             20.84%
   Ratio of Net Investment Loss to Average Net
     Assets............................................      (7.02%)           (15.62%)

**  Non-annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Amount is less than $.01 per share.

See Notes to Financial Statements                                             25

VAN KAMPEN DISCIPLINED SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                            MARCH 30, 2007
                                                        SIX MONTHS ENDED   (COMMENCEMENT OF
CLASS C SHARES                                           SEPTEMBER 30,      OPERATIONS) TO
                                                              2007          MARCH 31, 2007
                                                        -----------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...............      $ 9.96            $ 10.00
                                                             ------            -------
  Net Investment Income (a)............................         .03                -0-(c)
  Net Realized and Unrealized Loss.....................        (.75)              (.04)
                                                             ------            -------
Total from Investment Operations.......................        (.72)              (.04)
                                                             ------            -------
NET ASSET VALUE, END OF THE PERIOD.....................      $ 9.24            $  9.96
                                                             ======            =======

Total Return* (b)......................................      -7.60%**           -0.40%**
Net Assets at End of the Period (In millions)..........      $  1.2            $   1.2
Ratio of Expenses to Average Net Assets*...............       2.16%              1.16%
Ratio of Net Investment Income to Average Net
  Assets*..............................................        .71%              4.06%
Portfolio Turnover.....................................         65%**               0%**
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets.............       9.73%             20.84%
   Ratio of Net Investment Loss to Average Net
     Assets............................................      (6.86%)           (15.62%)

**  Non-annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Amount is less than $.01 per share.

 26                                            See Notes to Financial Statements

VAN KAMPEN DISCIPLINED SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                            MARCH 30, 2007
                                                        SIX MONTHS ENDED   (COMMENCEMENT OF
CLASS I SHARES                                           SEPTEMBER 30,      OPERATIONS) TO
                                                              2007          MARCH 31, 2007
                                                        -----------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...............      $ 9.96            $ 10.00
                                                             ------            -------
  Net Investment Income (a)............................         .08                -0-(c)
  Net Realized and Unrealized Loss.....................        (.76)              (.04)
                                                             ------            -------
Total from Investment Operations.......................        (.68)              (.04)
                                                             ------            -------
NET ASSET VALUE, END OF THE PERIOD.....................      $ 9.28            $  9.96
                                                             ======            =======

Total Return* (b)......................................      -7.20%**           -0.40%**
Net Assets at End of the Period (In millions)..........      $  1.2            $   1.2
Ratio of Expenses to Average Net Assets*...............       1.16%              1.16%
Ratio of Net Investment Income to Average Net
  Assets*..............................................       1.71%              4.06%
Portfolio Turnover.....................................         65%**               0%**
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets.............       8.71%             20.84%
   Ratio of Net Investment Loss to Average Net
     Assets............................................      (5.84%)           (15.62%)

**  Non-annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Amount is less than $.01 per share.

See Notes to Financial Statements                                             27

VAN KAMPEN DISCIPLINED SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Disciplined Small Cap Value Fund (the "Fund") is organized as a series of the Van Kampen Equity Trust, a Delaware statutory trust, and is registered as a diversified, open-end investment management company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek high total return. The Fund commenced investment operations on March 30, 2007. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sale price is not readily available are valued at the mean of the last reported bid and asked prices, or, if not readily available, their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSE Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

VAN KAMPEN DISCIPLINED SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, the tax authorities can examine all tax returns filed for the last three years. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in "Other" expenses on the Statement of Operations. The Fund adopted the provisions of the Financial Accounting Standards Board's (FASB) Interpretation number 48 Accounting for Uncertainty in Income Taxes, on September 30, 2007. As of September 30, 2007, this did not result in an impact to the Fund's financial statements.

    At September 30, 2007, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes........................  $5,705,746
                                                              ==========
Gross tax unrealized appreciation...........................  $  223,936
Gross tax unrealized depreciation...........................    (658,167)
                                                              ----------
Net tax unrealized depreciation on investments..............  $ (434,231)
                                                              ==========

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends at least annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    There were no distributions paid during the period ended March 31, 2007.

    As of March 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $1,792

F. EXPENSE REDUCTIONS During the six months ended September 30, 2007, the Fund's custody fee was reduced by $100 as a result of credits earned on cash balances.

G. FOREIGN CURRENCY TRANSLATION The market values of foreign securities, forward foreign currency contracts and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. The cost of securities is determined using historical exchange rates. Gains and losses on the sale of securities are not segregated for financial reporting purposes between amounts arising from changes in exchange rates and amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency transactions includes the net realized amount from the sale of foreign currency, the amount realized between trade date and settlement date on securities

VAN KAMPEN DISCIPLINED SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

transactions and the foreign currency portion of gain and losses on the sale of securities. Income and expenses are translated at rates prevailing when accrued.

H. OFFERING COSTS Offering costs are amortized, on a straight-line basis, over a twelve-month period.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly of .90% of the prior day's average daily net assets.

    For the six months ended September 30, 2007, the Adviser waived $23,930 of its advisory fees and assumed $178,646 of the Fund's other expenses. This represents 7.62% of its average daily net assets for the period. The Adviser has agreed to waive all expenses in excess of 1.41% of Class A average daily net assets, 2.16% of Class B average daily net assets, 2.16% of Class C average daily net assets and 1.16% of Class I average daily net assets. This waiver is voluntary and can be discontinued at any time.

    For the six months ended September 30, 2007, the Fund recognized expenses of approximately $30 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

    Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended September 30, 2007, the Fund recognized expenses of approximately $35,000 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Professional Fees" on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Accounting and Administrative Expenses" on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended September 30, 2007, the Fund recognized expenses of approximately $12,500 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $1,814 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2007. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the

VAN KAMPEN DISCIPLINED SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    At September 30, 2007, Morgan Stanley Investment Management, Inc., an affiliate of the Adviser, owned 125,000 shares of Class A, 125,000 shares of Class B, 125,000 shares of Class C and 125,000 shares of Class I.

    For the six months ended September 30, 2007, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $2,600 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $50. Sales charges do not represent expenses of the Fund.

3. CAPITAL TRANSACTIONS

For the six months ended September 30, 2007 and the period ended March 31, 2007, transactions were as follows:

                                                       FOR THE                 FOR THE
                                                   SIX MONTHS ENDED         PERIOD ENDED
                                                  SEPTEMBER 30, 2007       MARCH 31, 2007
                                                  ------------------    ---------------------
                                                  SHARES     VALUE      SHARES       VALUE
Sales:
  Class A.......................................  61,111    $616,707    125,000    $1,250,000
  Class B.......................................   4,737      46,267    125,000     1,250,000
  Class C.......................................   2,408      24,802    125,000     1,250,000
  Class I.......................................     -0-         -0-    125,000     1,250,000
                                                  ------    --------    -------    ----------
Total Sales.....................................  68,256    $687,776    500,000    $5,000,000
                                                  ======    ========    =======    ==========
Repurchases:
  Class A.......................................  (1,644)   $(15,369)       -0-    $      -0-
  Class B.......................................    (674)     (6,368)       -0-           -0-
  Class C.......................................     -0-         -0-        -0-           -0-
  Class I.......................................     -0-         -0-        -0-           -0-
                                                  ------    --------    -------    ----------
Total Repurchases...............................  (2,318)   $(21,737)       -0-    $      -0-
                                                  ======    ========    =======    ==========

4. REDEMPTION FEE

The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee is paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the six months ended September 30, 2007, the Fund received redemption fees of approximately $200, which are reported as part of "Cost of Shares Repurchased" on the Statements of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01.

5. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $4,723,793 and $3,801,596, respectively.

VAN KAMPEN DISCIPLINED SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2007 (UNAUDITED) continued

6. DISTRIBUTION AND SERVICE PLANS

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

    The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $0 and $0 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

7. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. ACCOUNTING PRONOUNCEMENT

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

VAN KAMPEN DISCIPLINED SMALL CAP VALUE FUND

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

DENNIS SHEA
Vice President

J. DAVID GERMANY
Vice President

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

STUART N. SCHULDT
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
522 Fifth Avenue
New York, New York 10036

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
One Parkview Plaza - Suite 100
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

  Van Kampen Disciplined Small Cap Value Fund

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen Disciplined Small Cap Value Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

                                                           (continued on back)

  Van Kampen Disciplined Small Cap Value Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                         Van Kampen Funds Inc.
                                                  1 Parkview Plaza - Suite 100
                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                                             www.vankampen.com

                                       Copyright (C)2007 Van Kampen Funds Inc.
                                       All rights reserved. Member FINRA/SIPC.

                                                            181, 281, 381, 681
                                                                 DSCVSAN 11/07
    (VAN KAMPEN INVESTMENTS LOGO)                           IU07-04681P-Y09/07

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

Please refer to Item #1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures

(a) The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSRS was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(1) Code of Ethics - Not applicable for semi-annual reports.

(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.

(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Van Kampen Equity Trust


By: /s/ Ronald E. Robison
    ---------------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: November 20, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Ronald E. Robison
    ---------------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: November 20, 2007


By: /s/ Stuart N. Schuldt
    ---------------------------------
Name: Stuart N. Schuldt
Title: Principal Financial Officer
Date: November 20, 2007